  As filed with the Securities and Exchange Commission on April 21, 1998

                                                     Registration Nos. 33-36528;
                                                                        811-6161


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  / X /
                                                                          ---
    Pre-Effective Amendment No. ___                                      /   /
                                                                          ---
    Post-Effective Amendment No. 32                                      / X /
                                                                          ---

REGISTRATION STATEMENT UNDER THE INVESTMENT
        COMPANY ACT OF 1940                                              / X /
                                                                          ---

    Amendment No.  34                                                    / X /
                                                                          ---

                       PIMCO FUNDS: MULTI-MANAGER SERIES
              (Exact Name of Registrant as Specified in Charter)

               840 Newport Center Drive, Newport Beach, CA 92660
              (Address of principal executive offices) (Zip code)

                                (714) 760-4867
             (Registrant's telephone number, including area code)


Name and address
of agent for service:        Copies to:
---------------------        ----------
Stephen J. Treadway          Newton B. Schott, Jr.,    Joseph B. Kittredge, Esq.
c/o PIMCO Advisors L.P.      Esq.                      Ropes & Gray
2187 Atlantic Street         c/o PIMCO Advisors L.P.   One International Place
Stamford, Connecticut        2187 Atlantic Street      Boston, Massachusetts
 06902                       Stamford, Connecticut     02110
                             06902

It is proposed that this filing will become effective (check appropriate box):

/   /  Immediately upon filing pursuant to paragraph (b)
 ---

/   /  On [date] pursuant to paragraph (b)
 ---

/   /  60 days after filing pursuant to paragraph (a)(1)
 ---
/   /  On [date] pursuant to paragraph (a)(1)
 ---
/ X /  75 days after filing pursuant to paragraph (a)(2)
 ---
/   /  On [date] pursuant to paragraph (a)(2) of rule 485
 ---

If appropriate, check the following box:

/   /  This post-effective amendment designates a new effective date for a
 ---   previously filed post-effective amendment.


THIS POST-EFFECTIVE AMENDMENT RELATES SOLELY TO PIMCO VALUE 25 FUND, PIMCO HARD ASSETS FUND, AND PIMCO TAX-EFFICIENT EQUITY FUND, EACH OF WHICH IS A PROPOSED NEW SERIES OF SHARES OF THE REGISTRANT. NO INFORMATION RELATING TO ANY OTHER SERIES OF SHARES OF THE REGISTRANT IS AMENDED OR SUPERCEEDED HEREBY.

                      PIMCO FUNDS:  MULTI-MANAGER SERIES

                             CROSS-REFERENCE SHEET

             Required by Rule 404 Under the Securities Act of 1933


     Prospectus for the Class D Shares of PIMCO Equity Income Fund, PIMCO Value Fund, PIMCO Capital Appreciation Fund, PIMCO Mid-Cap Growth Fund, PIMCO Renaissance Fund, PIMCO Innovation Fund, PIMCO Value 25 Fund and PIMCO Tax-Efficient Equity Fund.

                                     Part A
                                     ------
    Item                                  Heading
    ----                                  -------
1.  Cover Page                            Cover Page

2.  Synopsis                              Prospectus Summary; Schedule of Fees

3.  Condensed Financial Information       Not Applicable

4.  General Description of Registrant     Investment Objectives and Policies;
                                          Characteristics and Risks of
                                          Securities and Investment Techniques;
                                          Description of the Trust

5.  Management of the Fund                Management of the Trust; Back Cover

5A. Management's Discussion of Fund       Not Applicable
    Performance

6.  Capital Stock and Other Securities    Description of the Trust;
                                          Distributions; Taxes; Back Cover

7.  Purchase of Securities Being Offered  How to Buy Shares; General; How Net
                                          Asset Value is Determined;
                                          Distributor

8.  Redemption or Repurchase              How to Redeem

9.  Pending Legal Proceedings             Not Applicable

                      PIMCO FUNDS:  MULTI-MANAGER SERIES

                             CROSS-REFERENCE SHEET

             Required by Rule 404 Under the Securities Act of 1933


     Prospectus for the Class A, Class B, and/or Class C Shares of PIMCO Equity Income Fund, PIMCO Value Fund, PIMCO Small-Cap Value Fund, PIMCO Capital Appreciation Fund, PIMCO Mid-Cap Growth Fund, PIMCO Small-Cap Growth Fund, PIMCO Micro-Cap Growth Fund, PIMCO Renaissance Fund, PIMCO Growth Fund, PIMCO Target Fund, PIMCO Opportunity Fund, PIMCO Innovation Fund, PIMCO Tax Exempt Fund, PIMCO Enhanced Equity Fund, PIMCO Emerging Markets Fund, PIMCO International Developed Fund, PIMCO International Fund, PIMCO Balanced Fund, PIMCO Structured Emerging Markets Fund, PIMCO Tax-Managed Structured Emerging Markets Fund, PIMCO International Growth Fund, PIMCO Precious Metals Fund, PIMCO Value 25 Fund, PIMCO Hard Assets Fund, and PIMCO Tax-Efficient Equity Fund.

                                    Part A
                                    ------

    Item                                  Heading
    ----                                  -------
1.  Cover Page                            Cover Page

2.  Synopsis                              Prospectus Summary; Schedule of Fees

3.  Condensed Financial Information       Financial Highlights; Performance
                                          Information

4.  General Description of Registrant     Investment Objectives and Policies;
                                          Characteristics and Risks of
                                          Securities and Investment Techniques;
                                          Description of the Trust

5.  Management of the Fund                Management of the Trust; Back Cover

5A. Management's Discussion of Fund       Not Applicable
    Performance

6.  Capital Stock and Other Securities    Description of the Trust;
                                          Distributions; Taxes; Back Cover

7.  Purchase of Securities Being Offered  How to Buy Shares; General; How Net
                                          Asset Value is Determined;
                                          Alternative Purchase Arrangements;
                                          Distributor and Distribution and
                                          Servicing Plans

8.  Redemption or Repurchase              How to Redeem

9.  Pending Legal Proceedings             Not Applicable

                       PIMCO FUNDS:  MULTI-MANAGER SERIES

                             CROSS-REFERENCE SHEET

             Required by Rule 404 Under the Securities Act of 1933


     Prospectus for the Institutional Class and Administrative Class Shares of PIMCO Equity Income Fund, PIMCO Value Fund, PIMCO Small-Cap Value Fund, PIMCO Capital Appreciation Fund, PIMCO Mid-Cap Growth Fund, PIMCO Small-Cap Growth Fund, PIMCO Micro-Cap Growth Fund, PIMCO Renaissance Fund, PIMCO Core Equity Fund, PIMCO Mid-Cap Equity Fund, PIMCO Opportunity Fund, PIMCO Innovation Fund, PIMCO Tax Exempt Fund, PIMCO Enhanced Equity Fund, PIMCO Structured Emerging Markets Fund, PIMCO Tax-Managed Structured Emerging Markets Fund, PIMCO Emerging Markets Fund, PIMCO International Developed Fund, PIMCO International Fund, PIMCO International Growth Fund, PIMCO Balanced Fund, PIMCO Precious Metals Fund, PIMCO Value 25 Fund and PIMCO Tax-Efficient Equity Fund.

                                     Part A
                                     ------
    Item                                  Heading
    ----                                  -------
1.  Cover Page                            Cover Page

2.  Synopsis                              Prospectus Summary; Expense
                                          Information

3.  Condensed Financial Information       Financial Highlights

4.  General Description of Registrant     Investment Objectives and Policies;
                                          Investment Restrictions;
                                          Characteristics and Risks of
                                          Securities and Investment Techniques

5.  Management of the Fund                Management of the Trust; Portfolio
                                          Transactions

5A. Management's Discussion of Fund       Not Applicable
    Performance

6.  Capital Stock and Other Securities    Other Information; Portfolio
                                          Transactions; Dividends,
                                          Distributions and Taxes

7.  Purchase of Securities Being Offered  Management of the Trust; Purchase of
                                          Shares; Net Asset Value

8.  Redemption or Repurchase              Redemption of Shares

9.  Pending Legal Proceedings             Not Applicable

                       PIMCO FUNDS:  MULTI-MANAGER SERIES

                             CROSS-REFERENCE SHEET

             Required by Rule 404 Under the Securities Act of 1933


     Statement of Additional Information for the PIMCO Equity Income Fund, PIMCO Value Fund, PIMCO Small-Cap Value Fund, PIMCO Capital Appreciation Fund, PIMCO Mid-Cap Growth Fund, PIMCO Small-Cap Growth Fund, PIMCO Micro-Cap Growth Fund, PIMCO Renaissance Fund, PIMCO Growth Fund, PIMCO Core Equity Fund, PIMCO Target Fund, PIMCO Mid-Cap Equity Fund, PIMCO Opportunity Fund, PIMCO Innovation Fund, PIMCO Tax Exempt Fund, PIMCO Enhanced Equity Fund, PIMCO Structured Emerging Markets Fund, PIMCO Tax-Managed Structured Emerging Markets Fund, PIMCO Emerging Markets Fund, PIMCO International Developed Fund, PIMCO International Fund, PIMCO International Growth Fund, PIMCO Balanced Fund, PIMCO Precious Metals Fund, PIMCO Value 25 Fund, PIMCO Hard Assets Fund, and PIMCO Tax-Efficient Equity Fund.

                                    Part B
                                    ------

     Item                                  Heading
     ----                                  -------

10.  Cover Page                            Cover Page

11.  Table of Contents                     Table of Contents

12   General Information and History       Cover Page

13.  Investment Objective and Policies     Investment Objectives and Policies;
                                           Investment Restrictions

14.  Management of the Fund                Management of the Trust

15.  Control Persons and Principal         Other Information
     Holders of Securities

16.  Investment Advisory and Other         Management of the Trust; Distribution
     Services                              of Trust Shares

17.  Brokerage Allocation and Other        Portfolio Transactions and Brokerage
     Practices

18.  Capital Stock and Other Securities    Other Information

19.  Purchase, Redemption and Pricing      Distribution of Trust Shares; Net
     of Securities Being Offered           Asset Value

20.  Tax Status                            Taxation

21.  Underwriters                          Distribution of Trust Shares

22.Calculation of Performance Data         Other Information

23.Financial Statements                    Other Information - Financial
                                           Statements

                       PIMCO FUNDS: MULTI-MANAGER SERIES

                        Supplement Dated _________, 1998
                                     to the
               Prospectus for Class D Shares dated April 8, 1998

                            Disclosure relating to:

                              PIMCO VALUE 25 FUND
                        PIMCO TAX-EFFICIENT EQUITY FUND

--------------------------------------------------------------------------------
Note: This document supplements the PIMCO Funds: Multi-Manager Series (the
----
"Trust") Prospectus for Class D Shares dated April 8, 1998 (the "Class D Prospectus") which is included in Part A of this Registration Statement.

--------------------------------------------------------------------------------

1.   DATE OF THE PROSPECTUS.

     The date of the Prospectus is hereby amended to July ___, 1998.

2.   STATEMENT OF ADDITIONAL INFORMATION.

     The Trust's Statement of Additional Information, dated July ___, 1998, as amended or supplemented from time to time, is available free of charge by writing to PIMCO Funds Distributors LLC (the "Distributor"), 2187 Atlantic Street, Stamford, Connecticut, 06902, or by telephoning 888-87-PIMCO. The Statement of Additional Information, which contains more detailed information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference into the Retail Prospectus.

3.   NEW SERIES.

     The Trust intends to offer Class D Shares of two new series, PIMCO Value 25 Fund and PIMCO Tax-Efficient Equity Fund (together, the "Funds").

4.   SCHEDULE OF FEES (APPLICABLE TO BOTH FUNDS).

Shareholder Transaction Expenses:
--------------------------------


Maximum initial sales charge imposed on purchases                     None
  (as a percentage of offering price at time of purchase)

Maximum sales charge imposed on reinvested dividends                  None
  (as a percentage of offering price at time of purchase)

Maximum deferred sales charge                                         None
  (as a percentage of original purchase price)

Exchange Fee                                                          None

                                                                          EXAMPLE: You would pay the
                                                                          following expenses on a
CLASS D SHARES                        ANNUAL FUND                         $1,000 investment assuming
                                      OPERATING EXPENSES                  (1) 5% annual return and (2)
                                      (As a percentage of average net     without or without redemption
                                      assets):                            at the end of each time period:
---------------------------------------------------------------------------------------------------------
                                                            TOTAL
                                   ADMINI-        12B-1     FUND
                        ADVISORY   STRATIVE     (SERVICE)   OPERATING
FUND                      FEES      FEES/1/       FEES/1/   EXPENSES           1      3      5     10
                                                                              YEAR  YEARS  YEARS  YEARS
---------------------------------------------------------------------------------------------------------
Value 25                   .50%       .40%        .25%       1.15%            $12    $37    $63   $140
Tax-Efficient Equity       .45        .40         .25        1.10              11     35     61    134
---------------------------------------------------------------------------------------------------------

1. The Funds' administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. The plan provides that up to .25% per annum of the total fees paid under the administration agreement may represent reimbursement for expenses in respect of activities ("subject activities") that may be deemed to be primarily intended to result in the sale of Class D shares. Each Fund will pay a total of .65% per annum under the administration agreement regardless of whether a portion or none of the .25% authorized under the plan is paid for subject services. To the extent that any payments are deemed to be made pursuant to the plan, the Funds intend to treat such payments as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). See "Management of the Trust - Fund Administrator." To the extent that such payments for subject activities are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

The purpose of the foregoing tables is to assist investors in understanding the various costs and expenses of the Trust that are borne directly or indirectly by Class D shareholders of the Funds. The information is based upon each Fund's current fees and expenses.

NOTE: THE FIGURES SHOWN IN THE EXAMPLES ARE ENTIRELY HYPOTHETICAL. THEY ARE NOT REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EXPENSES; ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN.

5.   INVESTMENT OBJECTIVES AND POLICIES.

     The investment objective and general investment policies of the Funds are described below. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's investments will change, the net asset value per share of each Fund also will vary.

     VALUE 25 FUND seeks long-term growth of capital and income. The Fund invests primarily in a portfolio of approximately 25 common stocks of companies with medium market capitalizations and below-average P/E ratios relative to their industry group. In selecting securities, the Portfolio Manager classifies a universe of more than 2000 stocks by industry, each of which has a minimum market capitalization of $200 million. The universe is then screened to find stocks with the lowest P/E ratios in each industry, subject to application of quality, earnings momentum and price momentum screens. Those stocks which pass the screenings and satisfy the medium-cap size criteria are further analyzed. Fundamental research is performed on the most undervalued companies. Approximately 25 stocks, diversified across industries, are selected on an equal-weighted basis for the Fund's portfolio.

Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock has a significantly lower P/E ratio than the current Fund holdings. Because the Fund concentrates on approximately 25 stocks at any one time (and is not as diversified as many stock funds), it is intended for aggressive investors seeking above-average capital gains and willing to accept the greater risks associated therewith. The Portfolio Manager for the Value 25 Fund is NFJ Investment Group ("NFJ").

     The Fund's investment objective and, unless otherwise noted, its restrictions and policies relating to the investment of its assets are non-fundamental and may be changed without shareholder approval. The annual portfolio turnover rate for the Fund is expected to be less than 100%.

     TAX-EFFICIENT EQUITY FUND seeks maximum after-tax growth of capital. The Fund attempts to provide a total return which exceeds the return of the S&P 500 Index on an after-tax basis. The Fund invests primarily in a broadly diversified portfolio of at least 250 common stocks of companies with larger market capitalizations. In selecting specific securities, the Portfolio Manager uses a proprietary quantitative model that ranks companies based on long-term (5-10 years) price appreciation potential through analysis of such factors as growth of sustainable earnings and dividend behavior. Securities in the top 50% of the model's ranking are considered for purchase. The Portfolio Manager's sell discipline incorporates a focus on reducing the realization of capital gains. Each sell candidate is evaluated based on its cost, current market value, and anticipated benefit of replacement. Securities in the bottom 20% of the model's ranking are considered for sale. The Fund may engage in the purchase and writing of options on securities indexes and may also invest in stock index futures contracts and options thereon.

     The Fund seeks to achieve superior after-tax returns for its shareholders in part by minimizing the taxes they incur in connection with the Fund's investment income and realized capital gains. The Portfolio Manager utilizes a range of active tax management techniques to minimize taxable distributions, including: low portfolio turnover; emphasis towards low-dividend, growth-oriented companies; tax lot accounting (identification of specific shares of securities being sold that have the lowest tax cost); and regular rebalancing to capture available tax credits. While the Fund seeks to minimize investor taxes associated with the Fund's investment income and realized capital gains, the Fund may have taxable investment income and may realize taxable gains from time to time.

     The Fund will generally seek to avoid realizing net short-term capital gains and, when realizing gains, will attempt to realize long-term gains (i.e., gains on securities held for more than 12 months) in such a manner as to maximize the net gains from securities held for more than 18 months. The Fund intends to notify each shareholder as to that portion of his or her capital gain dividends which qualifies for a maximum tax rate of 28% in the hands of the shareholder and the balance, if any, of such capital gain dividends eligible for a maximum tax rate of 20%. Net short-term capital gains, when distributed, will be taxed as ordinary income, at graduated rates of up to 39.6%. When the Fund decides to sell a particular appreciated security, it will normally select for sale first those share lots with holding periods exceeding 18 or 12 months and among those, the share lots with the highest cost basis. The Fund may, when prudent, sell securities to realize capital losses that can be used to offset realized capital gains.

     To protect against price declines in securities holdings with large accumulated capital gains, the Fund may, to the extent permitted by law, use hedging techniques such as short sales against-the-box of securities held, the purchase of put options, the sale of stock index futures contracts, and equity swaps.

By using these techniques rather than selling such securities, the Fund can reduce its exposure to price declines in the securities without realizing substantial capital gains.

     The Fund follows the practice of distributing selected appreciated securities to meet redemptions of certain investors and may, within certain limits, use the selection of securities distributed to meet such redemptions as a management tool. By distributing appreciated securities the Fund can reduce its position in such securities without realizing capital gains. During periods of net withdrawals by investors in the Fund, using distributions of securities also enables the Fund to avoid the forced sale of securities to raise cash for meeting redemptions.

     It is expected that by employing the various tax-efficient management strategies described above, the Fund can minimize the extent to which shareholders incur taxes as a result of realized capital gains. The Fund may nevertheless realize gains and shareholders will incur tax liability from time to time. The Portfolio Manager for the Tax-Efficient Equity Fund is Parametric Portfolio Associates ("Parametric").

     The Fund's investment objective and, unless otherwise noted, its restrictions and policies relating to the investment of its assets are non-fundamental and may be changed without shareholder approval. The annual portfolio turnover rate for the Fund is expected to be less than 25%.

6.   CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES.

     Unless otherwise noted, the securities and investment techniques and related risks applicable to the Value 25 Fund are the same as those described for PIMCO Value Fund in the Class D Prospectus. Unless otherwise noted, the securities and investment techniques and related risks applicable to the Tax-Efficient Equity Fund are the same as those described for PIMCO Enhanced Equity Fund in the Trust's Prospectus for Institutional Class and Administrative Class shares, dated April 1, 1998 (the "Institutional Prospectus"), which is filed herewith.

7.   MANAGEMENT OF THE TRUST.

     Disclosure relating to PIMCO Advisors L.P., the Investment Advisor and Administrator for each of the Funds, is included under the sub-headings "Investment Advisor" and "Fund Administrator" under "Management of the Trust" in the Class D Prospectus.

     NFJ manages the Value 25 Fund. Chris Najork, Benjamin Fischer and Cliff Hoover are primarily responsible for the day-to-day management of the Value 25 Fund. Disclosure relating to NFJ and Messrs. Najork and Fischer is included under "Management of the Trust - Portfolio Managers - NFJ" in the Class D Prospectus. Mr. Hoover is a principal at NFJ and has 23 years experience in portfolio management and banking. He received his bachelor's degree and MBA from Texas Tech University. He is a Chartered Financial Analyst.

     Parametric manages the Tax-Efficient Equity Fund. David Stein and Brian Langstraat are primarily responsible for the day-to-day management of the Tax-Efficient Equity Fund. Disclosure relating to Parametric and Messrs. Stein and Langstraat is included under "Management of the Trust -Portfolio Managers - Parametric" in the Institutional Prospectus.

     ADVISORY AND ADMINISTRATIVE FEES The Funds feature fixed advisory and administrative fees. For providing or arranging for the provision of investment advisory services to the Funds, PIMCO Advisors L.P. receives monthly Advisory Fees from the Value 25 Fund at the annual rate of .50%, and from the Tax-Efficient Equity Fund at the annual rate of .45%, each based on the average daily net assets of the particular Fund. Pursuant to the portfolio management agreements between PIMCO Advisors L.P. and each of the Portfolio Managers, PIMCO Advisors (and not the Funds or the Trust) pays NFJ fees at the annual rate of
 .40% for the Value 25 Fund; and pays Parametric fees at the annual rate of .35% for the Tax-Efficient Equity Fund.

     For providing or procuring administrative services for the Funds as described above, PIMCO Advisors L.P. (in its capacity as Administrator) receives monthly Administrative Fees from each Fund at the following annual rate based on the average daily net assets attributable to the Fund's Class D Shares: Value 25 Fund - .65%; Tax-Efficient Equity Fund- .65%. The administration agreement includes a plan adopted in conformity with Rule 12b-1 which provides for the payment of up to .25% of the .65% Administrative Fee Rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The "Annual Fund Operating Expenses" table in Section 4 above shows the .65% Administrative Fee Rate under two separate columns entitled "Administrative Fees" (.40%) and "12b-1 (Service) Fees" (.25%).

8.   DISTRIBUTIONS.

     Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by each Fund. While the Tax-Efficient Equity Fund seeks to minimize taxable distributions, the Fund may be expected to earn and distribute taxable income and may also be expected to realize and distribute capital gains from time to time.

                       PIMCO FUNDS: MULTI-MANAGER SERIES

                        Supplement Dated July ___, 1998
                                    to the
                        Prospectus for Class A, Class B
                    and Class C Shares dated April 1, 1998

                            Disclosure relating to:

                              PIMCO VALUE 25 FUND
                            PIMCO HARD ASSETS FUND
                        PIMCO TAX-EFFICIENT EQUITY FUND

--------------------------------------------------------------------------------
Note: This document supplements the PIMCO Funds: Multi-Manager Series (the
----
"Trust") Prospectus for Class A, Class B and Class C Shares dated April 1, 1998 (the "Retail Prospectus") which is included in Part A of this Registration Statement.
--------------------------------------------------------------------------------

1.   DATE OF THE PROSPECTUS.

     The date of the Prospectus is hereby amended to July ___, 1998.

2.   STATEMENT OF ADDITIONAL INFORMATION.

     The Trust's Statement of Additional Information, dated July ___, 1998, as amended or supplemented from time to time, is available free of charge by writing to PIMCO Funds Distributors LLC (the "Distributor"), 2187 Atlantic Street, Stamford, Connecticut, 06902, or by telephoning 800-426-0107. The Statement of Additional Information, which contains more detailed information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference into the Retail Prospectus.

3.   NEW SERIES.

     The Trust intends to offer Class A, Class B and Class C Shares of three new series, PIMCO Value 25 Fund, PIMCO Hard Assets Fund, and PIMCO Tax-Efficient Equity Fund (together, the "Funds").

4.   SCHEDULE OF FEES (APPLICABLE TO ALL FUNDS).

Shareholder Transaction Expenses:
---------------------------------

                                                              Class A   Class B  Class C
                                                              Shares    Shares   Shares
                                                              --------  -------  -------
Maximum initial sales charge imposed on purchases                5.50%  None     None
   (as a percentage of offering price at time of purchase)

Maximum sales charge imposed on reinvested dividends             None   None     None
   (as a percentage of offering price at time of purchase)

Maximum contingent deferred sales charge ("CDSC")             1%/(1)/   5%/(2)/  1%/(3)/
   (as a percentage of original purchase price)

Exchange Fee                                                     None   None     None

_____________________________
(1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase. See "Alternative Purchase Arrangements" in the Retail Prospectus.

(2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Alternative Purchase Arrangements -- Deferred Sales Charge Alternative -- Class B Shares" in the Retail Prospectus.

(3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

                                                                EXAMPLE: You would pay the
                                                                following expenses on a            EXAMPLE: You would pay the
                                                                $1,000 investment assuming         following expenses on a
CLASS A SHARES    ANNUAL FUND                                   (1) 5% annual return and (2)       $1,000 investment assuming
                  OPERATING EXPENSES                            redemption at the end of each      (1) 5% annual return and (2)
                  (As a percentage of average net assets):      time period:                       no redemption:
------------------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL
                                ADMINI-              FUND
                    ADVISORY    STRATIVE    12B-1    OPERATING      1      3      5     10          1        3      5     10
FUND                  FEES       FEES/1/   FEES/2/   EXPENSES      YEAR  YEARS  YEARS  YEARS       YEAR    YEARS  YEARS  YEARS
------------------------------------------------------------------------------------------------------------------------------------
Value 25               .50%        .40%     .25%       1.15%        $66    $90   $115   $187        $66     $90   $115   $187
Hard Assets            .60         .40      .25        1.25          67     92    120    198         67      92    120    198
Tax-Efficient Equity   .45         .40      .25        1.10          66     88    112    182         66      88    112    182
-----------------------------------------------------------------------------------------------------------------------------------

                                                                     EXAMPLE: You would pay the
                                                                     following expenses on a          EXAMPLE: You would pay the
                                                                     $1,000 investment assuming       following expenses on a
CLASS B SHARES         ANNUAL FUND                                   (1) 5% annual return and (2)     $1,000 investment assuming
                       OPERATING EXPENSES                            redemption at the end of each    (1) 5% annual return and (2)
                       (As a percentage of average net assets):      time period:                     no redemption:
-----------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL
                                     ADMINI-              FUND
FUND                    ADVISORY    STRATIVE     12B-1    OPERATING      1      3      5     10       1       3       5     10
                          FEES       FEES/1/    FEES/2/   EXPENSES      YEAR  YEARS  YEARS  YEARS    YEAR   YEARS   YEARS  YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Value 25                     .50%      .40%      1.00%      1.90%        $69   $90   $123   $193      $19    $60     $103   $193
Hard Assets                  .60       .40       1.00       2.00          70    93    128    204       20     63      108    204
Tax-Efficient Equity         .45       .40       1.00       1.85          69    88    120    188       19     58      100    188
------------------------------------------------------------------------------------------------------------------------------------

                                                                     EXAMPLE: You would pay the
                                                                     following expenses on a          EXAMPLE: You would pay the
                                                                     $1,000 investment assuming       following expenses on a
CLASS C SHARES         ANNUAL FUND                                   (1) 5% annual return and (2)     $1,000 investment assuming
                       OPERATING EXPENSES                            redemption at the end of each    (1) 5% annual return and (2)
                       (As a percentage of average net assets):      time period:                     no redemption:
-----------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL
                                     ADMINI-              FUND
FUND                    ADVISORY    STRATIVE     12B-1    OPERATING      1      3      5     10       1       3       5     10
                          FEES       FEES/1/    FEES/2/   EXPENSES      YEAR  YEARS  YEARS  YEARS    YEAR   YEARS   YEARS  YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Value 25                  .50%        .40%       1.00%      1.90%       $29    $60    $103   $222     $19    $60    $103   $222
Hard Assets               .60         .40        1.00       2.00         30     63     108    233      20     63     108    233
Tax-Efficient Equity      .45         .40        1.00       1.85         29     58     100    217      19     58     100    217
-----------------------------------------------------------------------------------------------------------------------------------

1. The Administrative Fees for each Fund are subject to reduction to the extent that the average net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion. See "Management of the Trust -- Advisory and Administrative Fees" in the Retail Prospectus.

2. 12b-1 fees equal to .25% represent servicing fees which are paid annually to the Distributor and repaid to participating brokers, certain banks and other financial intermediaries. 12b-1 fees which exceed .25% represent aggregate distribution and servicing fees. See "Distributor and Distribution and Servicing Plans" in the Retail Prospectus.

The purpose of the foregoing tables is to assist investors in understanding the various costs and expenses of the Trust that are borne directly or indirectly by Class A, Class B and Class C shareholders of the Funds. The Examples for Class A shares assume payment of the current maximum applicable sales load. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder of a Fund may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

NOTE: THE FIGURES SHOWN IN THE EXAMPLES ARE ENTIRELY HYPOTHETICAL. THEY ARE NOT REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EXPENSES; ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN.

5.   INVESTMENT OBJECTIVES AND POLICIES.

     The investment objective and general investment policies of the Funds are described below. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's investments will change, the net asset value per share of each Fund also will vary.

     VALUE 25 FUND seeks long-term growth of capital and income. The Fund invests primarily in a portfolio of approximately 25 common stocks of companies with medium market capitalizations and below-average P/E ratios relative to their industry group. In selecting securities, the Portfolio Manager classifies a universe of more than 2000 stocks by industry, each of which has a minimum market capitalization of $200 million. The universe is then screened to find stocks with the lowest P/E ratios in each industry, subject to application of quality, earnings momentum and price momentum screens. Those stocks which pass the screenings and satisfy the medium-cap size criteria are further analyzed. Fundamental research is performed on the most undervalued companies. Approximately 25 stocks, diversified across industries, are selected on an equal-weighted basis for the Fund's portfolio. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock has a significantly lower P/E ratio than the current Fund holdings. Because the Fund concentrates on approximately 25 stocks at any one time (and is not as diversified as many stock funds), it is intended for aggressive investors seeking above-average capital gains and willing to accept the greater risks associated therewith. The Portfolio Manager for the Value 25 Fund is NFJ Investment Group ("NFJ").

     The Fund's investment objective and, unless otherwise noted, its restrictions and policies relating to the investment of its assets are non-fundamental and may be changed without shareholder approval. The annual portfolio turnover rate for the Fund is expected to be less than 100%.

     HARD ASSETS FUND seeks long-term growth of capital and income. The Fund concentrates investments in a domestically-traded portfolio of common stocks of companies principally engaged in the business of deriving revenues from a tangible or real asset base ("hard assets"). These types of companies include companies principally engaged in the extraction, processing, distribution, marketing or leasing of energy-related products, timber, agricultural products, minerals, precious metals or real estate holdings ("hard assets industries"). A particular company is deemed to be "principally engaged" in a hard assets industry if at the time of investment the Portfolio Manager considers that at least 50% of the company's assets, revenues or profits are derived from a hard assets industry. Normally, no more than 65% of the assets of the Fund will be invested in any particular hard assets industry.

     The Fund will seek to identify securities of companies which, based upon the Portfolio Manager's evaluation of their fundamental investment characteristics, are undervalued in comparison to the present or anticipated value of their respective peer groups and exhibit specific qualitative parameters important to the Portfolio Manager. Replacements of portfolio positions are made when the Portfolio Manager believes that an existing position no longer exhibits the positive value or qualitative characteristics it had at the time of investment.

     The Fund may invest a portion of its assets in securities of foreign issuers traded on foreign securities markets, which will not exceed 15% of the Fund's assets at the time of investment. The Fund may also purchase and write call and put options on securities, securities indexes and commodity indexes; enter into futures contracts and use options on futures contracts, including futures contracts on stock indexes, precious metals and other commodities; buy or sell foreign currencies; and enter into forward foreign currency contracts.

     The Fund, because of its emphasis on certain related industrial sectors, should be considered as one aspect of a diversified portfolio and may not be suitable by itself as a balanced investment program. The Portfolio Manager for the Hard Assets Fund is NFJ.

     The Fund's investment objective and, unless otherwise noted, its restrictions and policies relating to the investment of its assets are non-fundamental and may be changed without shareholder approval. The annual portfolio turnover rate for the Fund is expected to be less than 100%.

     TAX-EFFICIENT EQUITY FUND seeks maximum after-tax growth of capital. The Fund attempts to provide a total return which exceeds the return of the S&P 500 Index on an after-tax basis. The Fund invests primarily in a broadly diversified portfolio of at least 250 common stocks of companies with larger market capitalizations. In selecting specific securities, the Portfolio Manager uses a proprietary quantitative model that ranks companies based on long-term (5-10 years) price appreciation potential through analysis of such factors as growth of sustainable earnings and dividend behavior. Securities in the top 50% of the model's ranking are considered for purchase. The Portfolio Manager's sell discipline incorporates a focus on reducing the realization of capital gains. Each sell candidate is evaluated based on its cost, current market value, and anticipated benefit of replacement. Securities in the bottom 20% of the model's ranking are considered for sale. The Fund may engage in the purchase and writing of options on securities indexes and may also invest in stock index futures contracts and options thereon.

     The Fund seeks to achieve superior after-tax returns for its shareholders in part by minimizing the taxes they incur in connection with the Fund's investment income and realized capital gains. The Portfolio Manager utilizes a range of active tax management techniques to minimize taxable distributions, including: low portfolio turnover; emphasis towards low-dividend, growth-oriented companies; tax lot accounting (identification of specific shares of securities being sold that have the lowest tax cost); and regular rebalancing to capture available tax credits. While the Fund seeks to minimize investor taxes associated with the Fund's investment income and realized capital gains, the Fund may have taxable investment income and may realize taxable gains from time to time.

     The Fund will generally seek to avoid realizing net short-term capital gains and, when realizing gains, will attempt to realize long-term gains (i.e., gains on securities held for more than 12 months) in such a manner as to maximize the net gains from securities held for more than 18 months. The Fund intends to notify each shareholder as to that portion of his or her capital gain dividends which qualifies for a maximum tax rate of 28% in the hands of the shareholder and the balance, if any, of such capital gain dividends eligible for a maximum tax rate of 20%. Net short-term capital gains, when distributed, will be taxed as ordinary income, at graduated rates of up to 39.6%. When the Fund decides to sell a particular appreciated security, it will normally select for sale first those share lots with holding periods exceeding 18 or 12 months and among those, the share lots with the highest cost basis. The Fund may, when prudent, sell securities to realize capital losses that can be used to offset realized capital gains.

     To protect against price declines in securities holdings with large accumulated capital gains, the Fund may, to the extent permitted by law, use hedging techniques such as short sales against-the-box of securities held, the purchase of put options, the sale of stock index futures contracts, and equity swaps. By using these techniques rather than selling such securities, the Fund can reduce its exposure to price declines in the securities without realizing substantial capital gains.

     The Fund follows the practice of distributing selected appreciated securities to meet redemptions of certain investors and may, within certain limits, use the selection of securities distributed to meet such redemptions as a management tool. By distributing appreciated securities the Fund can reduce its position in such securities without realizing capital gains. During periods of net withdrawals by investors in the Fund, using distributions of securities also enables the Fund to avoid the forced sale of securities to raise cash for meeting redemptions.

     It is expected that by employing the various tax-efficient management strategies described above, the Fund can minimize the extent to which shareholders incur taxes as a result of realized capital gains. The Fund may nevertheless realize gains and shareholders will incur tax liability from time to time. The Portfolio Manager for the Tax-Efficient Equity Fund is Parametric Portfolio Associates ("Parametric").

     The Fund's investment objective and, unless otherwise noted, its restrictions and policies relating to the investment of its assets are non-fundamental and may be changed without shareholder approval. The annual portfolio turnover rate for the Fund is expected to be less than 25%.

6.   CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES.

     Unless otherwise noted, the securities and investment techniques and related risks applicable to the Value 25 Fund are the same as those described for PIMCO Value Fund in the Retail Prospectus; those applicable to the Hard Assets Fund are the same as those described for PIMCO Precious Metals Fund in the Retail Prospectus (although the Hard Assets Fund is generally more limited that the Precious Metals Fund with respect to investments in foreign securities and related derivative instruments). Unless otherwise noted, the securities and investment techniques and related risks applicable to the Tax-Efficient Equity Fund are the same as those described for PIMCO Enhanced Equity Fund in the Trust's Prospectus for Institutional Class and Administrative Class shares, dated April 1, 1998 (the "Institutional Prospectus"), which is filed herewith.

7.   MANAGEMENT OF THE TRUST.

     Disclosure relating to PIMCO Advisors L.P., the Investment Advisor and Administrator for each of the Funds, is included under the sub-headings "Investment Advisor" and "Fund Administrator" under "Management of the Trust" in the Retail Prospectus.

     NFJ manages the Value 25 Fund and the Hard Assets Fund. Chris Najork, Benjamin Fischer and Cliff Hoover are primarily responsible for the day-to-day management of the Value 25 Fund. Messrs. Najork, Fischer and Paul A. Magnuson are primarily responsible for the day-to-day management of the Hard Assets Fund. Disclosure relating to NFJ and Messrs. Najork, Fischer and Magnuson is included under "Management of the Trust - Portfolio Managers - NFJ" in the Retail Prospectus. Mr. Hoover is a principal at NFJ and has 23 years experience in portfolio management and banking. He received his bachelor's degree and MBA from Texas Tech University. He is a Chartered Financial Analyst.

     Parametric manages the Tax-Efficient Equity Fund. David Stein and Brian Langstraat are primarily responsible for the day-to-day management of the Tax-Efficient Equity Fund. Disclosure relating to Parametric and Messrs. Stein and Langstraat is included under "Management of the Trust -Portfolio Managers - Parametric" in the Institutional Prospectus.

     ADVISORY AND ADMINISTRATIVE FEES The Funds feature fixed advisory and administrative fees. For providing or arranging for the provision of investment advisory services to the Funds, PIMCO Advisors L.P. receives monthly Advisory Fees from the Value 25 Fund at the annual rate of .50%, from the Hard Assets Fund at the annual rate of .60%, and from the Tax-Efficient Equity Fund at the annual rate of .45%, each based on the average daily net assets of the particular Fund. Pursuant to the portfolio management agreements between PIMCO Advisors L.P. and each of the Portfolio Managers, PIMCO Advisors (and not the Funds or the Trust) pays NFJ fees at the annual rate of .40% for the Value 25 Fund and at the annual rate of .50% for the Hard Assets Fund; and pays Parametric fees at the annual rate of .35% for the Tax-Efficient Equity Fund.

     For providing or procuring administrative services for the Funds as described above, PIMCO Advisors L.P. (in its capacity as Administrator) receives monthly Administrative Fees from each Fund at the following annual rate based on the average daily net assets attributable in the aggregate to the Fund's Class
A, Class B and Class C Shares:   Value 25 Fund - .40%; Hard Assets Fund - .40%;
Tax-Efficient Equity Fund - .40%.

8.   DISTRIBUTIONS.

     Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by each Fund. While the Tax-Efficient Equity Fund seeks to minimize taxable distributions, the Fund may be expected to earn and distribute taxable income and may also be expected to realize and distribute capital gains from time to time.

                       PIMCO FUNDS: MULTI-MANAGER SERIES

                       Supplement Dated _________, 1998
                                    to the
             Prospectus for Institutional Class and Administrative
                       Class Shares Dated April 1, 1998

                            Disclosure relating to:

                              PIMCO VALUE 25 FUND
                        PIMCO TAX-EFFICIENT EQUITY FUND

--------------------------------------------------------------------------------
Note: This document supplements the PIMCO Funds: Multi-Manager Series (the
----
"Trust") Prospectus for Institutional Class and Administrative Class Shares, dated April 1, 1998 (the "Institutional Prospectus"), which is included in Part A of this Registration Statement.
--------------------------------------------------------------------------------

     The Trust intends to offer Institutional Class and Administrative Class shares of PIMCO Value 25 Fund and PIMCO Tax-Efficient Equity Fund (together, the "Funds").

1.   DATE OF THE PROSPECTUS.

     The date of the Prospectus is hereby amended to July ___, 1998.

2.   STATEMENT OF ADDITIONAL INFORMATION.

     The Trust's Statement of Additional Information, dated July ___, 1998, as amended or supplemented from time to time, containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission and is incorporated by reference into the Institutional Prospectus. It is available without charge and may be obtained by writing or calling: PIMCO Funds, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660, Telephone: (800) 927-4648.

3.   NEW SERIES.

     The Trust intends to offer Institutional Class and Administrative Class Shares of two new series, PIMCO Value 25 Fund and PIMCO Tax-Efficient Equity Fund (together, the "Funds").

4.   SCHEDULE OF FEES (APPLICABLE TO BOTH FUNDS).

Shareholder Transaction Expenses (Institutional Class and Administrative Class):
--------------------------------

Sales Load Imposed on Purchases                        None
Sales Load Imposed on Reinvested Dividends             None
Redemption Fee                                         None
Exchange Fee                                           None

Annual Fund Operating Expenses (as a percentage of average daily net assets):
------------------------------

                                                              EXAMPLE: You would pay the
                                                              following expenses on a
INSTITUTIONAL CLASS                   ANNUAL FUND             $1,000 investment assuming
SHARES                             OPERATING EXPENSES         (1) 5% annual return and (2)
                                  (As a percentage of         redemption at the end of each
                                 average net assets):         time period:
--------------------------------------------------------------------------------------------
                                            ADMINI-
                             ADVISORY     STRATIVE    TOTAL
FUND                           FEE          FEE      EXPENSES    1     3      5     10
                                                               YEAR  YEARS  YEARS  YEARS
--------------------------------------------------------------------------------------------
Value 25 Fund                     .50%       .25%       .75%    $8    $24    $42    $94
Tax-Efficient Equity Fund         .45        .25        .70      7     22     39     87
--------------------------------------------------------------------------------------------


                                                                              EXAMPLE: You would pay the
                                                                              following expenses on a
ADMINISTRATIVE CLASS         ANNUAL FUND                                      $1,000 investment assuming
SHARES                       OPERATING EXPENSES                               (1) 5% annual return and (2)
                             (As a percentage of average net                  redemption at the end of each
                             assets):                                         time period:
---------------------------------------------------------------------------------------------------------------
                                           ADMINI-      SERVICE/
FUND                            ADVISORY   STRATIVE       12B-1       TOTAL       1      3      5     10
                                   FEE        FEE          FEE     EXPENSES    YEAR   YEARS  YEARS  YEARS
---------------------------------------------------------------------------------------------------------------
Value 25 Fund                     .50%       .25%        .25%       1.00%       $10    $32    $56   $123
Tax-Efficient Equity Fund         .45        .25         .25         .95        10     30     53    117
---------------------------------------------------------------------------------------------------------------


The above tables are provided to assist investors in understanding the various expenses which may be borne directly or indirectly in connection with an investment in the Funds. The information is based upon each Fund's current fees and expenses. This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.

2. INVESTMENT OBJECTIVES AND POLICIES.

   The investment objective and general investment policies of the Funds are described or incorporated below. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's investments will change, the net asset value per share of each Fund also will vary.

   VALUE 25 FUND seeks long-term growth of capital and income. The Fund invests primarily in a portfolio of approximately 25 common stocks of companies with medium market capitalizations and below-average P/E ratios relative to their industry group. In selecting securities, the Portfolio Manager classifies a universe of more than 2000 stocks by industry, each of which has a minimum market capitalization of $200 million. The universe is then screened to find stocks with the lowest P/E ratios in each industry, subject to application of quality, earnings momentum and price momentum screens. Those stocks which pass the screenings and satisfy the medium-cap size criteria are further analyzed. Fundamental research is performed on the most undervalued companies. Approximately 25 stocks, diversified across industries, are selected on an equal-weighted basis for the Fund's portfolio. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock has a significantly lower P/E ratio than the current Fund holdings. Because the Fund concentrates on approximately 25 stocks at any one time (and is not as diversified as many stock funds), it is intended for aggressive investors seeking above-average capital gains and willing to accept the greater risks associated therewith. The Portfolio Manager for the Value 25 Fund is NFJ Investment Group ("NFJ").

  The Fund's investment objective and, unless otherwise noted, its restrictions and policies relating to the investment of its assets are non-fundamental and may be changed without shareholder approval. The annual portfolio turnover rate for the Fund is expected to be less than 100%.

  TAX-EFFICIENT EQUITY FUND seeks maximum after-tax growth of capital. The Fund attempts to provide a total return which exceeds the return of the S&P 500 Index on an after-tax basis. The Fund invests primarily in a broadly diversified portfolio of at least 250 common stocks of companies with larger market capitalizations. In selecting specific securities, the Portfolio Manager uses a proprietary quantitative model that ranks companies based on long-term (5-10 years) price appreciation potential through analysis of such factors as growth of sustainable earnings and dividend behavior. Securities in the top 50% of the model's ranking are considered for purchase. The Portfolio Manager's sell discipline incorporates a focus on reducing the realization of capital gains. Each sell candidate is evaluated based on its cost, current market value, and anticipated benefit of replacement. Securities in the bottom 20% of the model's ranking are considered for sale. The Fund may engage in the purchase and writing of options on securities indexes and may also invest in stock index futures contracts and options thereon.

  The Fund seeks to achieve superior after-tax returns for its shareholders in part by minimizing the taxes they incur in connection with the Fund's investment income and realized capital gains. The Portfolio Manager utilizes a range of active tax management techniques to minimize taxable distributions, including: low portfolio turnover; emphasis towards low-dividend, growth-oriented companies; tax lot accounting (identification of specific shares of securities being sold that have the lowest tax cost); and regular rebalancing to capture available tax credits. While the Fund seeks to minimize investor taxes associated with the Fund's investment income and realized capital gains, the Fund may have taxable investment income and may realize taxable gains from time to time.

  The Fund will generally seek to avoid realizing net short-term capital gains and, when realizing gains, will attempt to realize long-term gains (i.e., gains on securities held for more than 12 months) in such a manner as to maximize the net gains from securities held for more than 18 months. The Fund intends to notify each shareholder as to that portion of his or her capital gain dividends which qualifies for a maximum tax rate of 28% in the hands of the shareholder and the balance, if any, of such capital gain dividends eligible for a maximum tax rate of 20%. Net short-term capital gains, when distributed, will be taxed as ordinary income, at graduated rates of up to 39.6%. When the Fund decides to sell a particular appreciated security, it will normally select for sale first those share lots with holding periods exceeding 18 or 12 months and among those, the share lots with the highest cost basis. The Fund may, when prudent, sell securities to realize capital losses that can be used to offset realized capital gains.

  To protect against price declines in securities holdings with large accumulated capital gains, the Fund may, to the extent permitted by law, use hedging techniques such as short sales against-the-box of securities held, the purchase of put options, the sale of stock index futures contracts, and equity swaps. By using these techniques rather than selling such securities, the Fund can reduce its exposure to price declines in the securities without realizing substantial capital gains.

  The Fund follows the practice of distributing selected appreciated securities to meet redemptions of certain investors and may, within certain limits, use the selection of securities distributed to meet such redemptions as a management tool. By distributing appreciated securities the Fund can reduce its position in such securities without realizing capital gains. During periods of net withdrawals by investors in the Fund, using distributions of securities also enables the Fund to avoid the forced sale of securities to raise cash for meeting redemptions.

  It is expected that by employing the various tax-efficient management strategies described above, the Fund can minimize the extent to which shareholders incur taxes as a result of realized capital gains. The Fund may nevertheless realize gains and shareholders will incur tax liability from time to time. The Portfolio Manager for the Tax-Efficient Equity Fund is Parametric Portfolio Associates ("Parametric").

  The Fund's investment objective and, unless otherwise noted, its restrictions and policies relating to the investment of its assets are non-fundamental and may be changed without shareholder approval. The annual portfolio turnover rate for the Fund is expected to be less than 25%.

6.   CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES.

     Unless otherwise noted, the securities and investment techniques and related risks applicable to the Value 25 Fund are the same as those described for PIMCO Value Fund in the Institutional Prospectus. Unless otherwise noted, the securities and investment techniques and related risks applicable to the Tax-Efficient Equity Fund are the same as those described for PIMCO Enhanced Equity Fund in the Institutional Prospectus.

7.   MANAGEMENT OF THE TRUST.

     Disclosure relating to PIMCO Advisors L.P., the Investment Advisor and Administrator for each of the Funds, is included under the sub-headings "Investment Adviser" and "Fund Administrator" under "Management of the Trust" in the Institutional Prospectus.

     NFJ manages the Value 25 Fund. Chris Najork, Benjamin Fischer and Cliff Hoover are primarily responsible for the day-to-day management of the Value 25 Fund. Disclosure relating to NFJ and Messrs. Najork and Fischer is included under "Management of the Trust - Portfolio Managers - NFJ" in the Institutional Prospectus. Mr. Hoover is a principal at NFJ and has 23 years experience in portfolio management and banking. He received his bachelor's degree and MBA from Texas Tech University. He is a Chartered Financial Analyst.

     Parametric manages the Tax-Efficient Equity Fund. David Stein and Brian Langstraat are primarily responsible for the day-to-day management of the Tax-Efficient Equity Fund. Disclosure relating to Parametric and Messrs. Stein and Langstraat is included under "Management of the Trust -Portfolio Managers - Parametric" in the Institutional Prospectus.

     ADVISORY AND ADMINISTRATIVE FEES The Funds feature fixed advisory and administrative fees. For providing or arranging for the provision of investment advisory services to the Funds, PIMCO Advisors L.P. receives monthly Advisory Fees from the Value 25 Fund at the annual rate of .50%, and from the Tax-Efficient Equity Fund at the annual rate of .45%, each based on the average daily net assets of the particular Fund. Pursuant to the portfolio management agreements between PIMCO Advisors L.P. and each of the Portfolio Managers, PIMCO Advisors (and not the Funds or the Trust) pays NFJ fees at the annual rate of .40% for the Value 25 Fund; and pays Parametric fees at the annual rate of .35% for the Tax-Efficient Equity Fund.

     For providing or procuring administrative services for the Funds as described above, PIMCO Advisors L.P. (in its capacity as Administrator) receives monthly Administrative Fees from each Fund at the following annual rate based on the average daily net assets attributable in the aggregate to the Fund's Institutional Class and Administrative Class Shares: Value 25 Fund - .25%; Tax-Efficient Equity Fund - .25%.

8.  DISTRIBUTIONS.

     Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by each Fund. While the Tax-Efficient Equity Fund seeks to minimize taxable distributions, the Fund may be expected to earn and distribute taxable income and may also be expected to realize and distribute capital gains from time to time.

                       PIMCO FUNDS: MULTI-MANAGER SERIES

                        Supplement Dated July ___, 1998
                                     to the
            Statement of Additional Information Dated April 1, 1998

                            Disclosure relating to:

                              PIMCO VALUE 25 FUND
                            PIMCO HARD ASSETS FUND
                        PIMCO TAX-EFFICIENT EQUITY FUND


--------------------------------------------------------------------------------
Note: This document supplements the PIMCO Funds: Multi-Manager Series (the
----
"Trust") Statement of Additional Information dated April 1, 1998 (the "Statement of Additional Information") which is included in Part B of this Registration Statement.
--------------------------------------------------------------------------------

1.   DATE OF THE STATEMENT OF ADDITIONAL INFORMATION.

     The date of the Statement of Additional Information is hereby amended to July __, 1998.

2.   NEW SERIES.

     The Trust intends to offer Institutional Class, Administrative Class, Class A, Class B, Class C and Class D shares of two new series, PIMCO Value 25 Fund and PIMCO Tax-Efficient Equity Fund, and Class A, Class B and Class C shares of a third new series, PIMCO Hard Assets Fund. The Value 25 Fund, Tax-Efficient Equity Fund and Hard Assets Fund are sometimes referred to herein collectively as the "Funds."

3.   INVESTMENT OBJECTIVES AND POLICIES.

     The disclosure under "Investment Objectives and Policies" in the Statement of Additional Information applicable to PIMCO Value Fund applies to the Value 25 Fund and the disclosure applicable to PIMCO Enhanced Equity Fund applies to the Tax-Efficient Equity Fund. The disclosure applicable to PIMCO Precious Metals Fund applies to the Hard Assets Fund, except that the Hard Assets Fund may invest in the securities and instruments described under "Foreign Securities" and "Foreign Currency Transactions" to the same extent as PIMCO Innovation Fund.

4.   INVESTMENT RESTRICTIONS.

     The Value 25 Fund is subject to the same "Fundamental Investment Restrictions" and "Non-Fundamental Investment Restrictions" as PIMCO Value Fund and the Tax-Efficient Equity Fund is subject to the same "Fundamental Investment Restrictions" and "Non-Fundamental Investment Restrictions" as PIMCO Enhanced Equity Fund as set forth under "Investment Restrictions" in the Statement of Additional Information. The Hard Assets Fund is subject to the same "Fundamental Investment Restrictions" and "Non-Fundamental Investment Restrictions" as PIMCO Precious Metals Fund as set forth under "Investment Restrictions" in the Statement of Additional Information, except that Fundamental Restriction (6) for the Hard Assets Fund is as follows:

     (6) The Hard Assets Fund may not concentrate more than 25% of the value of its total assets in any one industry, except that the Fund will concentrate more than 25% of its total assets in securities of companies principally engaged in the business of deriving revenues from a tangible or real asset base, including companies principally engaged in the extraction, processing, distribution, marketing or leasing of energy-related products, timber, agricultural products, minerals, precious metals and real estate holdings.

5.   MANAGEMENT OF THE TRUST.

     The disclosure under the subheadings "Trustees," "Officers," "Trustees' Compensation," "Investment Adviser," "Portfolio Management Agreements" (with respect to "NFJ" for the Value 25 Fund and the Hard Assets Fund, and with respect to "Parametric" for the Tax-Efficient Equity Fund) and "Fund Administrator" under "Management of the Trust" in the Statement of Additional Information apply to the Funds.

     The disclosure under "Management of the Trust - Trustees" is amended to reflect that Gary L. Light resigned as a Trustee of the Trust in April 1998.

6. DISTRIBUTION OF TRUST SHARES, PORTFOLIO TRANSACTIONS AND BROKERAGE, NET ASSET VALUE, TAXATION AND OTHER INFORMATION.

     The Sections "Distribution of Trust Shares," "Portfolio Transactions and Brokerage," "Net Asset Value," "Taxation" and "Other Information" in the Statement of Additional Information apply to the Funds.

PIMCO Funds Prospectus

Class D Shares:



Multi-Manager     STOCK FUNDS
Series:           Equity Income Fund
                  Renaissance Fund
April 8, 1998     Value Fund
                  Capital Appreciation Fund
                  Mid Cap Growth Fund


                  SPECIALIZED STOCK FUNDS
                  Innovation Fund





                                              [LOGO OF PIMCO FUNDS APPEARS HERE]

                                                  Access to the highest standard

            PIMCO Funds: Multi-Manager Series
            Prospectus

            April 8, 1998

            PIMCO Funds: Multi-Manager Series (the "Trust") is an open-end se-ries management investment company offering six separate diversi-fied investment portfolios (each a "Fund") in this Prospectus, each with different investment objectives and strategies. The ad-dress of PIMCO Funds: Multi-Manager Series is 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660.

            Each Fund offers Class D shares in this Prospectus. Through sepa-rate prospectuses, certain Funds and other series of the Trust of-fer up to five additional classes of shares, Class A, Class B, Class C, Institutional Class and Administrative Class shares. See "Description of the Trust--Multiple Classes of Shares."

            This Prospectus concisely describes the information investors should know before investing in Class D shares of the Funds. Please read this Prospectus carefully and keep it for further ref-erence. Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest, and of investment policies and re-strictions applicable to each Fund, are set forth in this Prospec-tus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's investments will change, the investment returns and net asset value per share of each Fund will vary.

            Class D shares are offered only through financial service firms, such as broker-dealers or registered investment advisers, with which the Funds' distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. See "How to Buy Shares." If you wish to purchase shares directly from the Trust or the Funds' distribu-tor, please consider one of the other classes of shares. See "De-scription of the Trust--Multiple Classes of Shares."

            A Statement of Additional Information, dated April 1, 1998, as amended or supplemented from time to time, is available free of charge by writing to PIMCO Funds Distributors LLC (the "Distribu-tor"), 2187 Atlantic Street, Stamford, Connecticut 06902, or by telephoning 888-87-PIMCO. The Statement of Additional Information, which contains more detailed information about the Trust, has been filed with the Securities and Exchange Commission and is incorpo-rated by reference in this Prospectus. The Securities and Exchange Commission maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the Statement of Additional In-formation, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information about the Funds.

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SE-CURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMIS-SION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.

            SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARAN-TEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORA-TION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



                              TABLE OF CONTENTS

PIMCO Funds Overview..........................................................3
Schedule of Fees..............................................................4
Investment Objectives and Policies............................................5
Characteristics and Risks of Securities and Investment Techniques.............8
Performance Information......................................................18
How to Buy Shares............................................................19
Exchange Privilege...........................................................20
How to Redeem................................................................21
Distributor..................................................................21
How Net Asset Value Is Determined............................................21
Distributions................................................................22
Taxes........................................................................22
Management of the Trust......................................................23
Description of the Trust.....................................................27


2  PIMCO Funds: Multi-Manager Series

            PIMCO Funds Overview

            PIMCO Advisors L.P. ("PIMCO Advisors" or the "Advisor") is the in-vestment advisor of all the Funds. PIMCO Advisors is one of the largest investment management firms in the U.S. As of December 31, 1997, PIMCO Advisors and its subsidiary partnerships had approxi-mately $200 billion in assets under management. Each of the Funds also has a sub-advisor (each a "Portfolio Manager") responsible for portfolio investment decisions. All of the Funds' Portfolio Managers are affiliates of PIMCO Advisors and are listed below.


                                   INVESTMENT SPECIALTY
           ------------------------------------------------------------------------------
           CADENCE CAPITAL         Stocks of growth companies that the Portfolio Manager
           MANAGEMENT ("Cadence")  believes are trading at a reasonable price
                                   ------------------------------------------------------
           NFJ INVESTMENT GROUP    Value stocks that the Portfolio Manager believes are
           ("NFJ")                 undervalued and/or offer above-average dividend yields
                                   ------------------------------------------------------
           COLUMBUS CIRCLE         Stocks, using its "Positive Momentum & Positive
           INVESTORS ("Columbus    Surprise" discipline
           Circle")


                        FUND NAME    INVESTMENT OBJECTIVE     PRIMARY INVESTMENTS /(1)/  PORTFOLIO MANAGER
         -------------------------------------------------------------------------------------------------
           STOCK FUNDS  Equity       Current income as a      Common stocks with below-  NFJ
                        Income       primary objective; long- average price to earnings
                                     term growth of capital   ratios and higher dividend
                                     as a secondary objective yields relative to their
                                                              industry groups
                        ----------------------------------------------------------------------------------
                        Renaissance  Long-term growth of      Income-producing stocks    Columbus Circle
                                     capital and income       and convertible securities
                                                              of companies with small,
                                                              medium and large market
                                                              capitalizations
                        ----------------------------------------------------------------------------------
                        Value        Long-term growth of      Common stocks with below-  NFJ
                                     capital and income       average price to earnings
                                                              ratios relative to their
                                                              industry groups
                        ----------------------------------------------------------------------------------
                        Capital      Growth of capital        Common stocks of companies Cadence
                        Appreciation                          with market
                                                              capitalizations of at
                                                              least $100 million that
                                                              have improving
                                                              fundamentals and whose
                                                              stock is reasonably valued
                                                              by the market
                        ----------------------------------------------------------------------------------
                        Mid-Cap      Growth of capital        Common stocks of companies Cadence
                        Growth                                with market
                                                              capitalizations in excess
                                                              of $500 million that have
                                                              improving fundamentals and
                                                              whose stock is reasonably
                                                              valued by the market
           -----------------------------------------------------------------------------------------------
           SPECIALIZED  Innovation   Capital appreciation; no Common stocks of companies Columbus Circle
           STOCK FUNDS               consideration given to   with small, medium and
                                     income                   large market
                                                              capitalizations
                                                              (technology-related
                                                              stocks)

FUND        1. For specific information concerning the market capitalizations
PROFILES    of companies in which each Fund may invest and each Fund's invest-
            ment style, see "Investment Objectives and Policies" in this Pro-spectus.

                                                     April 8, 1998 Prospectus  3

            Schedule of Fees


SHAREHOLDER   ALL FUNDS--CLASS D SHARES
TRANSACTION   ---------------------------------------------------------------
EXPENSES
              MAXIMUM INITIAL SALES CHARGE IMPOSED ON PURCHASES
               (as a percentage of offering price at time of purchase)   None
              ---------------------------------------------------------------
              MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS
               (as a percentage of net asset value at time of purchase)  None
              ---------------------------------------------------------------
              MAXIMUM DEFERRED SALES CHARGE
               (as a percentage of original purchase price)              None
              ---------------------------------------------------------------
              EXCHANGE FEE                                               None








                                                                        EXAMPLE: You would pay the
                                                                        following expenses on a $1,000
                                                                        investment assuming (1) 5%
                                 ANNUAL FUND OPERATING EXPENSES         annual return and (2) with or
                                 (As a percentage of average net        without redemption at the end
                                 assets):                               of each time period:
                                                              TOTAL
                                          ADMINI-   12B-1     FUND
                                 ADVISORY STRATIVE  (SERVICE) OPERATING YEAR
           FUND                  FEES     FEES/(1)/ FEES/(1)/ EXPENSES  1        3       5       10
           ----------------------------------------------------------------------------------------------
           EQUITY INCOME         .45%     .40%      .25%      1.10%         $11      $35     $61     $134
           ----------------------------------------------------------------------------------------------
           RENAISSANCE           .60      .40       .25       1.25           13       40      69      151
           ----------------------------------------------------------------------------------------------
           VALUE                 .45      .40       .25       1.10           11       35      61      134
           ----------------------------------------------------------------------------------------------
           CAPITAL APPRECIATION  .45      .40       .25       1.10           11       35      61      134
           ----------------------------------------------------------------------------------------------
           MID-CAP GROWTH        .45      .40       .25       1.10           11       35      61      134
           ----------------------------------------------------------------------------------------------
           INNOVATION            .65      .40       .25       1.30           13       41      71      157

            1. The Funds' administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. The plan provides that up to .25% per annum of the total fees paid under the administration agreement may represent reimbursement for expenses in respect of activities ("subject activities") that may be deemed to be primarily intended to result in the sale of Class D shares. Each Fund will pay a total of .65% per annum under the administration agreement regardless of whether a portion or none of the .25% authorized under the plan is paid for subject servic-es. To the extent that any payments are deemed to be made pursuant to the plan, the Funds intend to treat such payments as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). See "Management of the Trust--Fund Administrator." To the extent that such payments for subject activities are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

            The purpose of the foregoing tables is to assist investors in un-derstanding the various costs and expenses of the Trust that are borne directly or indirectly by Class D shareholders of the Funds. The information is based upon each Fund's current fees and ex-penses.

            NOTE: THE FIGURES SHOWN IN THE EXAMPLE ARE ENTIRELY HYPOTHETICAL. THEY ARE NOT REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EX-PENSES; ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN.

4  PIMCO Funds: Multi-Manager Series

             Investment Objectives and Policies

             The investment objective and general investment policies of each Fund are described below. There can be no assurance that the in-vestment objective of any Fund will be achieved. Because the mar-ket value of each Fund's investments will change, the net asset value per share of each Fund will also vary. Specific portfolio securities eligible for purchase by the Funds, investment tech-niques that may be used by the Funds, and the risks associated with these securities and techniques are described more fully un-der "Characteristics and Risks of Securities and Investment Tech-niques" in this Prospectus and "Investment Objectives and Poli-cies" in the Statement of Additional Information.


FUND         EQUITY INCOME FUND seeks current income as a primary investment
DESCRIPTIONS objective, and long-term growth of capital as a secondary objec-
             tive. The Fund invests primarily in common stocks characterized by having below-average price to earnings ("P/E") ratios and higher dividend yields relative to their industry groups. In selecting securities, the Portfolio Manager classifies a universe of approx-imately 2,000 stocks by industry, each of which has a minimum mar-ket capitalization of $200 million at the time of investment. The universe is then screened to find the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. From this group, approximately 25 stocks with the highest yields are chosen for the Fund. The universe is then rescreened to find the highest yielding stock in each industry, subject to ap-plication of quality and price momentum screens. From this group, approximately 25 stocks with the lowest P/E ratios are added to the Fund. Although quarterly rebalancing is a general rule, re-placements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio or higher dividend yield than the current Fund holding. The Portfolio Manager for the Equity Income Fund is NFJ.

             RENAISSANCE FUND seeks long-term growth of capital and income. The Fund invests primarily in a variety of income-producing equity se-curities. Income-producing equity securities include common stocks that pay dividends, preferred stocks and securities (including debt securities) that are convertible into common stocks ("con-vertible securities").
                The Fund may invest a portion of its assets in preferred stocks and convertible securities rated at least B by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") (or similarly rated by another Nationally Recognized Sta-tistical Rating Organization ("NRSRO"), or unrated but determined by the Portfolio Manager to be of comparable quality), and may in-vest up to 10% of its total assets in convertible securities rated below B by Moody's or S&P (or similarly rated by another NRSRO or unrated but determined by the Portfolio Manager to be of compara-ble quality). Securities rated Ba or below by Moody's or BB or be-low by S&P (or of similar quality) are not considered to be of "investment grade" quality. These lesser rated debt securities may involve special risks. See "Characteristics and Risks of Securi-ties and Investment Techniques--Risks of High Yield Securities ("Junk Bonds")." Although the Fund reserves the right to do so at any time, as of the date of this Prospectus, it does not invest or have the present intention to invest 35% or more of its net assets in securities that are not considered to be of "investment grade" quality. The Fund will not invest in convertible securities that are in default at the time of acquisition.
                The non-convertible debt securities in which the Fund may in-
             vest include corporate or government debt securities of any matu-rity, including zero coupon securities. These non-convertible debt securities may be rated B or higher by Moody's or S&P (or simi-larly rated by another NRSRO or unrated and determined by the Portfolio Manager to be of comparable quality). The Fund may in-vest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typ-ically associated with investing in U.S. companies. For a discus-sion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities and securi-ties indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Manager for the Renaissance Fund is Columbus Circle.

                                                     April 8, 1998 Prospectus  5

            VALUE FUND seeks long-term growth of capital and income. The Fund invests primarily in common stocks characterized by having below-average P/E ratios relative to their industry group. In selecting securities, the Portfolio Manager classifies a universe of approx-imately 2,000 stocks by industry, each of which has a minimum mar-ket capitalization of $200 million at the time of investment. The universe is then screened to find the stocks with the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. The stocks in each industry with the low-est P/E ratios that pass the quality and price momentum screens are then selected for the Fund. The Fund usually invests in ap-proximately 50 stocks. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holdings. The Portfolio Manager for the Value Fund is NFJ.

            CAPITAL APPRECIATION FUND seeks growth of capital. The Fund in-vests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of the approximately 1,000 largest market capitalization stocks, all of which are those of companies with market capitalizations of at least $100 million at the time of in-vestment. The Fund usually invests in approximately 60 to 100 com-mon stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor rela-tive price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Portfolio Manager for the Capital Appre-ciation Fund is Cadence.

            MID-CAP GROWTH FUND seeks growth of capital. The Fund invests pri-marily in common stocks of middle capitalization companies that have improving fundamentals (such as growth of earnings and divi-dends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of companies with market capitalizations in excess of $500 million at the time of invest-ment, excluding the 200 companies with the highest market capital-ization. The Fund usually invests in approximately 60 to 100 com-mon stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor rela-tive price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Portfolio Manager for the Mid-Cap Growth Fund is Cadence.

            INNOVATION FUND seeks capital appreciation. No consideration is given to income. The Fund invests primarily (i.e., at least 65% of its assets) in common stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry as well as companies that provide and service those tech-nologies. Securities will be selected with minimal emphasis on more traditional factors such as growth potential or value rela-tive to intrinsic worth. Instead, the Fund will be guided by the theory of Positive Momentum & Positive Surprise (see "Management of the Trust--Portfolio Managers--Columbus Circle"), with special emphasis on common stocks of companies whose perceived strength lies in their use of innovative technologies in new products, en-hanced distribution systems and improved management techniques. Although the Fund emphasizes the utilization of technologies, it is not restricted to investment in companies in a particular busi-ness sector or industry.

6  PIMCO Funds: Multi-Manager Series

               The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not includ-ing Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and consider-ations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securi-ties and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Man-ager for the Innovation Fund is Columbus Circle.

STOCK       The Equity Income, Value, Capital Appreciation and Mid-Cap Growth
INVESTMENTS Funds will each invest primarily (normally at least 65% of its as-
            sets) in common stock. Each of these Funds may maintain a portion of its assets, which will usually not exceed 10%, in U.S. Govern-ment securities, high quality debt securities (whose maturity or remaining maturity will not exceed five years), money market obli-gations, and in cash to provide for payment of the Fund's expenses and to meet redemption requests. It is the policy of these Funds to be as fully invested in common stocks as practicable at all times. This policy precludes these Funds from investing in debt securities as a defensive investment posture (although these Funds may invest in such securities to provide for payment of expenses and to meet redemption requests). Accordingly, investors in these Funds bear the risk of general declines in stock prices and the risk that a Fund's exposure to such declines cannot be lessened by investment in debt securities. These Funds may also invest in con-vertible securities, preferred stocks, and warrants, subject to certain limitations.
               The Renaissance and Innovation Funds will each invest primarily
            (normally at least 65% of its assets) in equity securities (in-come-producing equity securities in the case of the Renaissance
            Fund), including common stocks, preferred stocks and securities
            (including debt securities and warrants) convertible into or exer-cisable for common stocks. Each of these Funds may invest a por-tion of its assets in debt securities and, for temporary defensive purposes, up to 100% of its assets in short-term U.S. Government securities and other money market instruments.
               One or more of the Funds may temporarily not be invested pri-
            marily in equity securities immediately following the commencement of operations or after receipt of significant new monies. While attempting to identify suitable investments, the Funds may hold assets in cash, short-term U.S. Government Securities and other money market instruments. Any of the Funds may temporarily not contain the number of securities in which it normally invests if the Fund does not have sufficient assets to be fully invested, or pending the Portfolio Manager's ability to prudently invest new monies.
               The Funds may also lend portfolio securities; enter into repur-
            chase agreements and reverse repurchase agreements (subject to the Funds' investment limitations described below); purchase and sell securities on a when-issued or delayed delivery basis; and enter into forward commitments to purchase securities. Each of the Funds may invest in American Depository Receipts ("ADRs"). For more in-formation on these investment practices, see "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Addi-tional Information.

                                                     April 8, 1998 Prospectus  7

            Characteristics and Risks of
            Securities and Investment Techniques

            The different types of securities and investment techniques used by the individual Funds all have attendant risks of varying de-grees. For example, with respect to common stock, there can be no assurance of capital appreciation, and there is a risk of market decline. With respect to debt securities, including money market instruments, there is the risk that the issuer of a security may not be able to meet its obligation to make scheduled interest or principal payments. Because each Fund seeks a different investment objective and has different investment policies, each is subject to varying degrees of financial, market and credit risks. There-fore, investors should carefully consider the investment objec-tive, investment policies and potential risks of any Fund or Funds before investing.
               The following describes potential risks associated with differ-
            ent types of investment techniques that may be used by the indi-vidual Funds. For more detailed information on these investment techniques, as well as information on the types of securities in which some or all of the Funds may invest, see the Statement of Additional Information.

INVESTMENTS Certain of the Funds may invest in common stock of companies with
IN          market capitalizations that are small compared to other publicly
COMPANIES   traded companies. Generally, small market capitalization is con-
WITH SMALL sidered to be less than $1.5 billion and large market capitaliza-AND MEDIUM tion is considered to be more than $5 billion. Investments in
MARKET      larger companies present certain advantages in that such companies
CAPITALI-   generally have greater financial resources, more extensive re-
ATIONS      search and development, manufacturing, marketing and service capa-
            bilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned compa-nies may present greater opportunities for growth but also may in-volve greater risks than customarily are associated with more es-tablished companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited prod-uct lines, markets or financial resources, or they may be depen-dent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be pru-dent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of re-search. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid small capitalization se-curities, which could adversely affect performance.

            Many of the Funds may also invest in stocks of companies with medium market capitalizations. Whether a U.S. issuer's market cap-italization is medium is determined by reference to the capital-ization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P Mid Cap 400 Index may be regarded as being issuers with medium market capitaliza-tions. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitaliza-tions described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less vola-tile than those of smaller capitalization issuers.

FOREIGN     The Renaissance and Innovation Funds may invest up to 15% of their
SECURITIES  respective assets in securities which are traded principally in securities markets outside the United States (Eurodollar certifi-cates of deposit are excluded for purposes of these limitations), and may invest without limit in securities of foreign issuers that are traded in U.S. markets. Each of the Funds may invest in ADRs.
            ADRs are dollar denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States.

8  PIMCO Funds: Multi-Manager Series

               Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved in investing in securi-ties issued by companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expro-priation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign coun-tries. Individual foreign economies may differ favorably or unfa-vorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, re-sources, self-sufficiency, and balance of payments position. The securities markets, values of securities, yields, and risks asso-ciated with securities markets may change independently of each other. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, in-cluding taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domes-tic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securi-ties may include higher custodial fees than apply to domestic cus-todial arrangements and transaction costs of foreign currency con-versions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.
               A Fund's investments in foreign currency denominated debt obli-
            gations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to consti-tute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.
               To the extent that the Renaissance and Innovation Funds invest in foreign securities, these Funds may invest in the securities of issuers based in countries with developing economies. Investing in developing (or "emerging market") countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. A number of emerging market coun-tries restrict, to varying degrees, foreign investment in securi-ties. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registra-tion and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these curren-cies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market coun-tries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illi-quidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future eco-nomic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, sei-zure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investment.
               Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, eco-nomic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the secu-rities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market coun-tries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material informa-tion about issuers; the risk that it may be more difficult to ob-tain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securi-ties markets. Also, any change in the leadership or policies of emerging market countries, or the countries that exercise a sig-nificant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

                                                     April 8, 1998 Prospectus  9

               In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN     Foreign currency exchange rates may fluctuate significantly over
CURRENCY    short periods of time. They generally are determined by the forces
TRANSAC-    of supply and demand in the foreign exchange markets and the rela-
TIONS       tive merits of investments in different countries, actual or per-
            ceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. For example, significant uncertainty surrounds the pro-posed introduction of the euro (a common currency unit for the Eu-ropean Union) in January 1999 and its effect on the value of secu-rities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be de-
            valued against the U.S. dollar, resulting in a loss to the Funds.
               The Renaissance and Innovation Funds may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. All of the Funds that may buy or sell foreign currencies may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in for-eign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its ex-posure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell for-eign currency would limit any potential gain which might be real-ized by a Fund if the value of the hedged currency increases. A
            Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

MONEY       Each of the Funds may invest at least a portion of its assets in
MARKET      the following kinds of money market instruments:
INSTRUMENTS    (1) short-term U.S. Government securities;
               (2) certificates of deposit, bankers' acceptances and other bank obligations rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Advisor or a Portfolio Manager. Bank obligations must be those of a bank that has deposits in excess of $2 billion or that is a member of the Federal Deposit Insurance Corporation. A Fund may invest in obligations of U.S. branches or subsidiaries of foreign banks ("Yankee dollar obligations") or foreign branches of U.S. banks ("Eurodollar obligations");
               (3) commercial paper rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, deter-mined to be of comparable quality by the Advisor or a Port-folio Manager;
               (4) corporate obligations with a remaining maturity of 397 days or less whose issuers have outstanding short-term debt ob-ligations rated in the highest rating category by at least two NRSROs, or, if rated by only one NRSRO, in such agency's highest grade, or, if unrated, determined to be of comparable quality by the Advisor or a Portfolio Manager; and

10  PIMCO Funds: Multi-Manager Series

               (5) repurchase agreements with domestic commercial banks or reg-istered broker-dealers.


MORTGAGE-    The Renaissance and Innovation Funds may invest in mortgage-re-
RELATED AND lated securities, and in other asset-backed securities (unrelated OTHER ASSET- to mortgage loans) that are offered to investors currently or in
BACKED       the future. The value of some mortgage-related or asset-backed se-
SECURITIES   curities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other fixed in-come investments, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Port-folio Manager to forecast interest rates and other economic fac-tors correctly.

             MORTGAGE PASS-THROUGH SECURITIES are securities representing in-terests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrow-ers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early re-payment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying prop-erty, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon re-investment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securi-ties, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepay-ment features may not increase as much as other fixed income secu-rities. The rate of prepayments on underlying mortgages will af-fect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective matu-rity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mort-gage-related security, the volatility of such security can be ex-pected to increase.
               Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Govern-ment (in the case of securities guaranteed by the Government Na-tional Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of secu-rities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guaran-tees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental enti-ties, private insurers or the mortgage poolers.

             COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive prin-cipal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agen-cies or instrumentalities will be considered U.S. Government secu-rities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other pri-vately issued securities for purposes of applying a Fund's diver-sification tests.

             COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that re-flect an interest in, and are secured by, mortgage loans on com-mercial real property. The market for commercial mortgage-backed securities developed more recently and in

                                                     April 8, 1998 Prospectus 11
            terms of total outstanding principal amount of issues is rela-tively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in com-mercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan pay-ments, and the ability of a property to attract and retain ten-ants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-re-lated or asset-backed securities.

            MORTGAGE-RELATED SECURITIES include securities other than those described above that directly or indirectly represent a participa-tion in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.
               A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remain-der of the principal. In the most extreme case, one class will re-ceive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the prin-cipal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (includ-ing prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse ef-fect on a Fund's yield to maturity from these securities. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.

CONVERTIBLE Many of the Funds may invest in convertible securities. Convert-SECURITIES ible securities are generally preferred stocks or fixed income se-
            curities that are convertible into common stock at either a stated price or a stated rate. The price of the convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion feature. A con-vertible security will normally also provide a fixed income stream. For this reason, the convertible security may not decline in price as rapidly as the underlying common stock.
               A Fund's Portfolio Manager will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convert-ible security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.
               The Renaissance Fund may invest in so-called "synthetic con-
            vertible securities," which are composed of two or more different securities whose investment characteristics, taken together, re-semble those of convertible securities. For example, the Renais-sance Fund may purchase a non-convertible debt security and a war-rant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convert-ible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate se-curities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convert-ible security may respond differently to market fluctuations.

RISKS OF    The Renaissance Fund may invest a portion of its assets in fixed
HIGH YIELD income securities rated lower than Baa by Moody's or lower than SECURITIES BBB by S&P but rated at least B by Moody's or S&P or, if not rat-
("JUNK      ed, determined by the Portfolio Manager to be of comparable quali-
BONDS")     ty. In addition, the Renaissance Fund may invest up to 10% of its total assets in convertible securities rated below B by Moody's or S&P (or, if unrated, considered by the Portfolio Manager to be of comparable quality). Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Investors should consider the risks associated with high yield securities before investing in these Funds.

12  PIMCO Funds: Multi-Manager Series

               Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential oppor-tunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continu-ing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Fund's investment objective may, to the ex-tent of its investments in high yield securities, depend more heavily on the Portfolio Manager's creditworthiness analysis than would be the case if the Fund were investing in higher quality se-curities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities.
               The following chart provides information on the weighted aver-
            age percentage of rated and unrated debt or fixed income securi-ties in the portfolio of the Renaissance Fund invested in high yield securities during the Fund's most recent fiscal year. The numerical rating designations correspond to the associated rating categories. The designation "1st" corresponds to the top rating category (i.e., Aaa by Moody's and/or AAA by S&P), "2nd" corre-sponds to the second highest rating category (i.e., Aa by Moody's and/or AA by S&P), etc. For a description of these rating catego-ries, see the Appendix to the Statement of Additional Information. The columns related to unrated securities present the percentage of the Fund's total net assets invested during such fiscal year
            (1) in unrated high yield securities believed by the Advisor or the Portfolio Manager to be equivalent in quality to fixed income securities of the indicated rating and (2) in all unrated fixed income securities.


              RATED

                         1ST 2ND   3RD   4TH   5TH   6TH   7TH 8TH 9TH 10TH
                       ------------------------------------------------------------
           Renaissance*  --  1.08% 4.13% 1.55% 4.01% 3.67% --   -- --  --

              UNRATED BUT CONSIDERED EQUIVALENT TO

                                                                            TOTAL
                         1ST 2ND   3RD   4TH   5TH   6TH   7TH 8TH 9TH 10TH UNRATED
                       ------------------------------------------------------------
           Renaissance*  --  --    --    --    --    6.41% --  --  --  --   6.41%

            *Represents holdings of the Renaissance Fund for the period of Oc-tober 1, 1996 through June 30, 1997.

               For additional discussion of the characteristics of lower rated fixed income securities, see the Statement of Additional Informa-tion. Ratings assigned to fixed income securities are described in the Appendix to the Statement of Additional Information.


DERIVATIVE To the extent permitted by the investment objective and policies INSTRUMENTS of each Fund, a Fund may purchase and write call and put options on securities, securities indexes and foreign currencies, and en-ter into futures contracts and use options on futures contracts as further described below. In pursuit of their investment objec-tives, the Renaissance and Innovation Funds may engage in the pur-chase and writing of call and put options on securities and secu-rities indexes and enter into futures contracts and options there-on, including securities index futures contracts and options thereon. The Funds that may invest in foreign-currency denominated securities may engage in the purchase and writing of call and put options on foreign currencies. The Funds may use these techniques to hedge against changes in interest rates, foreign currency ex-change rates or securities prices. Each Fund will maintain a seg-regated account consisting of assets determined to be liquid by the Advisor or a Portfolio Manager in accordance with procedures established by the Board of Trustees (or, as permitted by applica-ble regulation, enter into certain offsetting positions) to cover its obligations under options and futures to limit leveraging of the Fund.

                                                     April 8, 1998 Prospectus 13

               Derivative instruments are considered for these purposes to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depend upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. See "Mort-gage-Related and Other Asset-Backed Securities." The value of some derivative instruments in which the Funds invest may be particu-larly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to suc-cessfully utilize these instruments may depend in part upon the ability of the Portfolio Manager to forecast interest rates and other economic factors correctly. If the Portfolio Manager incor-rectly forecasts such factors and has taken positions in deriva-tive instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.
               The Funds might not employ any of the strategies described be-
            low, and no assurance can be given that any strategy used will succeed. If the Portfolio Manager incorrectly forecasts interest rates, market values or other economic factors in utilizing a de-rivatives strategy for a Fund, the Fund might have been in a bet-ter position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, in-cluding a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price move-ments of related investments. While some strategies involving de-rivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by off-setting favorable price movements in related investments or other-wise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that would be favorable or the pos-sible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offset-ting positions in connection with transactions in derivative in-struments, and the possible inability of a Fund to close out or to liquidate its derivatives positions.

            OPTIONS ON SECURITIES, SECURITIES INDEXES AND CURRENCIES Certain Funds may purchase put options on securities. One purpose of pur-chasing put options is to protect holdings in an underlying or re-lated security against a substantial decline in market value. These Funds may also purchase call options on securities. One pur-pose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously pur-chased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the under-lying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.
               The purchase and writing of options involves certain risks.
            During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exer-cise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise no-tice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the un-derlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid mar-ket will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

14  PIMCO Funds: Multi-Manager Series

               For each of the Renaissance and Innovation Funds, in the case of a written call option on a securities index, the Fund will own corresponding securities whose historic volatility correlates with that of the index.
               Over-the-counter options in which certain Funds may invest dif-
            fer from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover cer-tain written over-the-counter options.

            FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS Certain Funds may enter into futures contracts and options thereon. These Funds may engage in such futures transactions as an adjunct to their se-curities activities.
               There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfo-lio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures con-tract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these in-struments are relatively new and without a significant trading history. As a result, there is no assurance that an active second-ary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfa-vorable position, and the Fund would remain obligated to meet mar-gin requirements until the position is closed.

            INDEX FUTURES The Renaissance and Innovation Funds may purchase futures contracts on various securities indexes ("Index Futures") and related options for hedging purposes and for investment pur-poses. A Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the Commodity Futures Trading Commission ("CFTC").

               A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to set-tle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appro-priate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments.

               Positions in Index Futures may be closed out by a Fund only on the futures exchange upon which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. Also, the price of In-dex Futures may not correlate perfectly with movement in the rele-vant index due to certain market distortions. First, all partici-pants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close future contracts through offsetting transactions which could distort the normal relation-ship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securi-ties market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.
               The Funds will only enter into futures contracts or futures op-
            tions which are standardized and traded on a U.S. or foreign ex-change or board of trade, or similar entity, or quoted on an auto-mated quotation system. Each Fund will use financial futures con-tracts and related options only for "bona fide hedging" purposes, as such term is defined in

                                                     April 8, 1998 Prospectus 15
            applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.

LOANS OF    For the purpose of achieving income, each Fund may lend its port-
PORTFOLIO   folio securities to brokers, dealers, and other financial institu-
SECURITIES  tions, provided:
               (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned;
               (ii) the Fund may at any time call the loan and obtain the return of the securities loaned;
               (iii) the Fund will receive any interest or dividends paid on the loaned securities; and
               (iv) the aggregate market value of securities loaned will not at any time exceed the Fund's limitation on lending its portfolio securities.
            Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the security loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.

SHORT SALES Each Fund may from time to time make short sales involving securi-
            ties held in the Fund's portfolio or which the Fund has the right to acquire without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire secu-rities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose the Fund to the risk that it will be re-quired to acquire, convert or exchange securities to cover its short position at a time when the securities sold short have ap-preciated in value, thus resulting in a loss to the Fund.

WHEN-       Each Fund may purchase securities which it is eligible to purchase
ISSUED,     on a when-issued basis, may purchase and sell such securities for
DELAYED     delayed delivery and may make contracts to purchase such securi-
DELIVERY    ties for a fixed price at a future date beyond normal settlement
AND         time (forward commitments). When-issued transactions, delayed de-
FORWARD     livery purchases and forward commitments involve a risk of loss if
COMMITMENT  the value of the securities declines prior to the settlement date,
TRANSAC-    which risk is in addition to the risk of decline in the value of
TIONS       the Fund's other assets. Typically, no income accrues on securi-
            ties a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on se-curities it has deposited in a segregated account.

REPURCHASE For the purposes of maintaining liquidity and achieving income, AGREEMENTS each Fund may enter into repurchase agreements, which entail the purchase of a portfolio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repurchase should default, as a result of bank-ruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or de-lays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in re-purchase agreements only as a cash management technique with re-spect to that portion of the portfolio maintained in cash. Each Fund will limit its investment in repurchase agreements maturing in more than seven days consistent with the Fund's policy on in-vestment in illiquid securities.

16 PIMCO Funds: Multi-Manager Series

REVERSE     A reverse repurchase agreement may for some purposes be considered
REPURCHASE borrowing that involves the sale of a security by a Fund and its AGREEMENTS agreement to repurchase the instrument at a specified time and
AND OTHER   price. The Fund will maintain a segregated account consisting of
BORROWINGS  assets determined to be liquid by the Advisor or Portfolio Manager in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. Re-verse repurchase agreements will be subject to the Funds' limita-tions on borrowings. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information.
            Such a practice will result in leveraging of a Fund's assets. Lev-erage will tend to exaggerate the effect on net asset value of any increase or decrease in the value of a Fund's portfolio and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so.

PORTFOLIO   The length of time a Fund has held a particular security is not
TURNOVER    generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's in-vestments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." High portfolio turnover (e.g., over 100%) involves cor-respondingly greater expenses to a Fund, including brokerage com-missions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. See
            "Management of the Trust--Portfolio Transactions." Such sales may result in realization of taxable capital gains. See "Taxes." The
            Portfolio turnover rates for the past two fiscal years for the Funds were as follows (for 1997 and 1996, respectively): Equity
            Income--45% and 52%; Renaissance--131% and 203%; Value--71% and
            29%; Capital Appreciation--87% and 73%; Mid-Cap Growth--82% and
            79%; and Innovation-- 80% and 123%.

ILLIQUID    Each Fund may invest in securities that are illiquid so long as no
SECURITIES  more than 15% of the value of the Fund's net assets (taken at mar-
            ket value at the time of investment) would be invested in such se-curities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A Portfolio Manager may be subject to signifi-cant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.
               The term "illiquid securities" for this purpose means securi-
            ties that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to in-clude, among other things, written over-the-counter options, secu-rities or other liquid assets being used as cover for such op-tions, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal pen-alties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale
            (such as privately placed debt securities), and other securities which legally or in the Advisor's or a Portfolio Manager's opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commer-cial paper that the Advisor or a Portfolio Manager has determined to be liquid under procedures approved by the Board of Trustees).

CREDIT AND All fixed income securities are subject to market risk and credit MARKET RISK risk. Market risk relates to market-induced changes in a
OF          security's value, usually as a result of changes in interest
FIXEDINCOME rates. The value of a Fund's investments in fixed income securi-SECURITIES ties will change as the general level of interest rates fluctuate.
            During periods of falling interest rates, the value of a Fund's fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of a Fund's fixed income secu-rities generally decline. Credit risk relates to the ability of the issuer to make payments of principal and interest.

                                                     April 8, 1998 Prospectus 17

SERVICE     Many of the services provided to the Funds depend on the smooth
SYSTEMS --  functioning of computer systems. Many systems in use today cannot
YEAR 2000   distinguish between the year 1900 and the year 2000. Should any of
PROBLEM     the service systems fail to process information properly, that could have an adverse impact on the Funds' operations and services provided to shareholders. The Advisor, Distributor, Shareholder
            Servicing and Transfer Agent, Custodian, and certain other service providers to the Funds have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely effected.

"FUNDA-     The investment objective of each of the Renaissance and Innovation
MENTAL"     Funds described in this Prospectus may be changed by the Board of
POLICIES    Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval by vote of a majority of the outstanding shares of that Fund. If there is a change in a Fund's investment objective, including a change approved by shareholder vote, share-holders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

            Performance Information

            From time to time the Trust may make available certain information about the performance of the Class D shares of some or all of the Funds. Information about a Fund's performance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance.
               The total return of Class D shares of all Funds may be included in advertisements or other written material. When a Fund's total return is advertised with respect to its Class D shares, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund or its predecessor series of PIMCO Advisors Funds, as more fully described in the Statement of Additional Information. Consistent with Securities and Exchange Commission rules and informal guidance, for periods prior to the initial offering date of Class D shares, total return presenta-tions for the class will be based on the historical performance of an older class of the Fund (the older class to be used in each case is set forth in the Statement of Additional Information) re-stated, as necessary, to reflect that there are no sales charges associated with Class D shares, but not reflecting any different operating expenses (such as different administrative fee and/or 12b-1/servicing fee charges) associated with Class D shares. All other things being equal, any higher expenses of Class D shares would have adversely affected (i.e., reduced) total return for Class D shares (i.e., if they had been issued since the inception of the Fund) by the amount of such higher expenses, compounded over the relevant period. Total return is measured by comparing the value of an investment in Class D shares of the Fund at the beginning of the relevant period to the redemption value of the investment in Class D shares of the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alterna-tive fee and expense structures, such as the currently effective advisory and administrative fees for Class D shares of the Funds.
               Quotations of yield for Class D shares of a Fund will be based on the investment income per share (as defined by the Securities and Exchange Commission) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per Class D share on the last day of the period.
               The Funds may also provide current distribution information to its shareholders in shareholder reports or other shareholder com-munications, or in certain types of sales literature provided to prospective investors. Current distribution information for Class D shares of a Fund will be based on distributions for a specified period (i.e., total dividends

18 PIMCO Funds: Multi-Manager Series
            from net investment income), divided by the net asset value per Class D share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what Class D shares of a Fund have declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.
               The Advisor and each Portfolio Manager may also report to
            shareholders or to the public in advertisements concerning its performance as advisor to clients other than the Funds, and on its comparative performance or standing in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any per-formance information, whether related to the Funds, the Advisor or the Portfolio Managers, should be considered in light of the Funds' investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representa-tive of what may be achieved in the future.
               Investment results of the Funds will fluctuate over time, and any representation of the Funds' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period.

            How to Buy Shares

            Class D shares of each Fund are continuously offered through fi-nancial service firms, such as broker-dealers or registered in-vestment advisers, with which the Trust's principal underwriter, PIMCO Funds Distributors LLC (the "Distributor"), has an agreement for the use of the Funds in particular investment products, pro-grams or accounts for which a fee may be charged. See "Financial Service Firms" below.

               You may purchase Class D shares only through your financial service firm. In connection with purchases, your financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge you for such services. Investors who wish to purchase shares of the Funds directly from the Trust or the Distributor should inquire as to the other classes of shares. See "Description of the Trust--Multiple Classes of Shares."

               Class D shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. Purchase payments for Class D shares are fully invested at the net asset value next determined after acceptance of the trade. All purchase orders received by the Distributor from your financial service firm prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (the "Ex-change"), on a regular business day, are processed at that day's offering price. In addition, orders received by the Distributor from financial service firms after the offering price is deter-mined that day will receive such offering price if the orders were received by the firm from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 7:00 p.m., Easterm time). Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day.
               The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the Ex-change is restricted or during an emergency which makes it imprac-ticable for the Funds to dispose of their securities or to deter-mine fairly the value of their net assets, or during any other pe-riod as permitted by the Securities and Exchange Commission for the protection of investors.

               Class D shares of the Funds will be held in your account with your financial service firm and, generally, your firm will hold your Class D shares in nominee or street name as your agent. Ac-cordingly, in most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific Class D shareholders and you may obtain information about your ac-counts only through your financial service firm. In certain cir-cumstances,

                                                     April 8, 1998 Prospectus 19
            your firm may arrange to have your shares held in your own name or you may subsequently become a holder of record for some other rea-son (for instance, if you terminate your relationship with your firm). In such circumstances, please contact the Distributor at 888-87-PIMCO for information about your account. If you wish to invest in the Funds through your own account with the Trust or the Distributor, please inquire as to the other classes of shares of the Funds. See "Description of the Trust--Multiple Classes of Shares." In the interest of economy and convenience, certificates for Class D shares will not be issued.

FINANCIAL   Broker-dealers, registered investment advisers and other financial
SERVICE     service firms provide varying investment products, programs or ac-
FIRMS       counts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account mainte-nance services required by your account, including, without limi-tation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation state-ments and disbursement of cash dividends. Firms may also arrange with their clients for other investment or administrative servic-es. Your firm may independently establish and charge you transac-tion fees and/or other additional amounts for such services, which charges could reduce your investment returns on Class D shares of the Funds.

               Your financial service firm may have omnibus accounts and simi-
            lar arrangements with the Trust any may be paid for providing sub-transfer agency and other services. A firm may be paid for its services directly or indirectly by the Funds, the Advisor or an affiliate (normally not to exceed an annual rate of 0.35% of a Fund's average daily net assets attributable to its Class D shares and purchased through such firm for its clients). Your firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends.
               This Prospectus should be read in connection with your firm's materials regarding its fees and services.

            Exchange Privilege

            A shareholder may exchange Class D shares of any Fund for Class D shares of any other Fund in an account with identical registration on the basis of their respective net asset values. Class D shares of each Fund may also be exchanged for Class D shares of certain series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company, an affiliate of the Advisor. There are currently no exchange fees or charges imposed by the Trust, although your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. Please contact your finan-cial service firm for details. An exchange will constitute a tax-able sale for federal income tax purposes.
               The Trust reserves the right to refuse exchange purchases if, in the judgment of the Advisor, the purchase would adversely af-fect a Fund and its shareholders. In particular, a pattern of ex-changes characteristic of "market-timing" strategies may be deemed by the Advisor to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by Securities and Exchange Commission regulations, the Trust will give 60 days' ad-vance notice to your financial service firm of any termination or material modification of the exchange privilege. For further in-formation about exchange privileges, please contact your financial service firm.

20 PIMCO Funds: Multi-Manager Series

            How to Redeem

            Class D shares may be redeemed through your financial service firm on any day the Exchange is open. Shares are redeemed at their net asset value next determined after a proper redemption request has been received from your firm. There is no charge by the Trust or the Distributor with respect to a redemption, although your finan-cial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may con-tact the Distributor at 888-87-PIMCO for information regarding how to redeem your shares directly from the Trust.

               Your financial service firm is obligated to transmit your re-
            demption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Requests for redemption received by financial service firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on a regular business day and received by the Distributor prior to the close of the Distributor's business day will be con-firmed at the net asset value effective as of the closing of the Exchange on that day. Your financial service firm will be respon-sible for furnishing all necessary documentation to the Distribu-tor or the Trust's transfer agent and may charge you for its serv-ices. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order. Under unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as per-mitted by federal securities law.

            Distributor

            PIMCO Funds Distributors LLC (the "Distributor"), a wholly owned subsidiary of the Advisor, is the principal underwriter of the Trust's shares. Pursuant to a Distribution Agreement with the Trust, with respect to each Fund's Class D shares, the Distributor may bear various expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders. The Distributor, located at 2187 Atlantic Street, Stamford, Con-necticut 06902, is a broker-dealer registered with the SEC.

            How Net Asset Value Is Determined

            The net asset value of Class D shares of each Fund of the Trust will be determined once on each day on which the Exchange is open (a "Business Day"), as of the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange. Net asset value will not be determined on days on which the Exchange is closed.
               Portfolio securities and other assets for which market quota-
            tions are readily available are stated at market value. Fixed in-come securities are normally valued on the basis of quotations ob-tained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trad-ing in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Certain fixed income securities for which daily market quo-tations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Exchange- traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. All other securities and assets are valued at their fair value as determined in good faith by the Trustees or by persons acting at their direc-tion.
               Quotations of foreign securities in foreign currency are con-
            verted to U.S. dollar equivalents using foreign exchange quota-tions received from independent dealers. Under the Trust's proce-dures, the prices of foreign securities are determined using in-formation derived from pricing services and other sources. Infor-mation that becomes known to the

                                                     April 8, 1998 Prospectus 21

            Trust or its agents after the time that net asset value is calcu-lated on any Business Day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the val-ues of portfolio securities that occur between the time their prices are determined and 4:00 p.m., Eastern time, may not be re-flected in the calculation of net asset value. If events materi-ally affecting the value of such securities occur during such pe-riod, then these securities may be valued at fair value as deter-mined by the Advisor or a Portfolio Manager and approved in good faith by the Board of Trustees.
               Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses spe-cially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Generally, for Funds that pay income dividends, those divi-dends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

            Distributions

            Shares begin earning dividends on the day after the date that funds are received by the Trust for the purchase of Class D shares. Net investment income from interest and dividends, if any, will be declared and paid quarterly to shareholders of record by the Equity Income, Renaissance and Value Funds. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the Capital Appreciation, Mid-Cap Growth and Innovation Funds. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently.
               All dividends and/or distributions will be paid in the form of additional Class D shares of the Fund to which the dividends and/or distributions relate or, at the election of the sharehold-er, of another Fund of the Trust or PIMCO Funds: Pacific Invest-ment Management Series as described below, at net asset value, un-less the shareholder elects to receive cash (either paid to share-holders directly or credited to their account with their financial services firm). If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distributions will automati-cally be invested in the Money Market Fund of PIMCO Funds: Pacific Investment Management Series, until such shareholder is located. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time.

               Your financial service firm may offer a program pursuant to which you may elect to invest dividends and/or distributions paid by any Fund in Class D shares of any other Fund or series of PIMCO
            Funds: Pacific Investment Management Series which offers Class D shares. Please contact your financial service firm for details.

            Taxes

            Each Fund intends to qualify as a regulated investment company an-nually and to elect to be treated as a regulated investment com-pany under the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.
               Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Distributions received by tax-exempt shareholders generally will not be subject to federal income tax to the extent permitted under applicable tax law. All

22 PIMCO Funds: Multi-Manager Series
            shareholders must treat dividends, other than capital gain divi-dends, exempt-interest dividends and dividends that represent a return of capital to shareholders, as ordinary income. In particu-lar, distributions derived from short-term gains will be treated as ordinary income. Dividends designated by a Fund as capital gain dividends derived from the Fund's net capital gains (that is, the excess of its net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gain except as provided by an applicable tax exemption. Under the Taxpayer Relief Act of 1997, long-term capital gains will gener-ally be taxed at a 28% or 20% rate, depending upon the holding pe-riod of the portfolio security. Any distributions that are not from a Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in October, No-vember or December of a calendar year are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them. Dividends derived from interest on certain U.S. Government securi-ties may be exempt from state and local taxes, although interest on mortgage-backed U.S. Government securities is generally not so exempt.
               Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero-coupon security to accrue as income each year a portion of the discount at which the security was pur-chased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind se-curities will give rise to income which is required to be distrib-uted and is taxable even though the Fund holding the security re-ceives no interest payment in cash on the security during the year. Also, a portion of the yield on certain high yield securi-ties (including certain pay-in-kind securities) issued after July 10, 1989 may be treated as dividends. Accordingly, each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its share-holders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.
               Taxable shareholders should note that the timing of their in-
            vestment or redemptions could have undesirable tax consequences. If shares are purchased on or just before the record date of a dividend, taxable shareholders will pay full price for the shares and may receive a portion of their investment back as a taxable distribution. If shares are redeemed before payment of an exempt-interest dividend, shareholders may realize a taxable capital gain, whereas by waiting and receiving the exempt-interest divi-dend, a portion of their share value would have been received in the form of tax-free income.
               The preceding discussion relates only to federal income tax;
            the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of state and local income tax laws to Trust dividends and capital gain distributions. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.

            Management of the Trust

            The business affairs of the Trust are managed under the direction of the Board of Trustees. Information about the Trustees and the Trust's executive officers may be found in the Statement of Addi-tional Information under the heading "Management of the Trust."

INVESTMENT  PIMCO ADVISORS serves as investment advisor to the Funds pursuant
ADVISOR to an investment advisory agreement with the Trust. PIMCO Advisors is a Delaware limited partnership organized in 1987. PIMCO Advi-sors provides investment management and advisory services to pri-vate accounts of institutional and individual clients and to mu-tual funds. Total assets under management by PIMCO Advisors and its subsidiary partnerships as of December 31, 1997 were

                                                     April 8, 1998 Prospectus 23
            approximately $200 billion. The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Hold-ing LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company con-trolled by the Managing Directors of Pacific Investment Management Company. PIMCO Partners, G.P. is the sole general partner of PAH. PIMCO Advisors is governed by a Management Board, which exercises substantially all of the governance powers of the general partner and serves as the functional equivalent of a board of directors. PIMCO Advisors' address is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660. PIMCO Advisors is registered as an investment advisor with the Securities and Exchange Commission. PIMCO Advisors currently has seven subsidiary partnerships, the following three of which manage one or more of the Funds: Cadence, Columbus Circle and NFJ.
               Under the investment advisory agreement, PIMCO Advisors, sub-
            ject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Advisor, the investment of the Funds. PIMCO Advisors also fur-nishes to the Board of Trustees periodic reports on the investment performance of each Fund.

PORTFOLIO   Pursuant to portfolio management agreements, PIMCO Advisors em-
MANAGERS    ploys Portfolio Managers to provide investment advisory services to all of the Funds. Each Portfolio Manager is an affiliate of PIMCO Advisors. PIMCO Advisors (and not the Funds or the Trust) compensates the Portfolio Managers from its advisory fee. Under these agreements, a Portfolio Manager has full investment discre-tion and makes all determinations with respect to the investment of a Fund's assets and makes all determinations respecting the purchase and sale of a Fund's securities and other investments.

            CADENCE manages the Capital Appreciation Fund and the Mid-Cap Growth Fund (the "Cadence Funds"). Cadence is an investment man-agement firm organized as a general partnership. Cadence has two partners: PIMCO Advisors as the supervisory partner, and Cadence Capital Management Inc. as the managing partner. Cadence Capital Management Corporation, the predecessor investment advisor to Ca-dence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of December 31, 1997 of approximately $5.2 billion. Cadence's address is Exchange Place, 53 State Street, Boston, Massachusetts 02109. Cadence is registered as an invest-ment advisor with the Securities and Exchange Commission.
               David B. Breed, William B. Bannick, Katherine A. Burdon and Pe-
            ter B. McManus are primarily responsible for the day-to-day man-agement of the Cadence Funds. Mr. Breed is a Managing Director, the Chief Executive Officer, and a founding partner of Cadence, and has 24 years' investment management experience. He has been the driving force in developing the firm's growth-oriented stock screening and selection process and has been with Cadence or its predecessor since its inception. Mr. Breed graduated from the Uni-versity of Massachusetts and received his MBA from the Wharton School of Business. He is a Chartered Financial Analyst. Mr. Bannick is a Managing Director and Executive Vice President of Ca-dence and has 12 years' investment management experience. He pre-viously served as Executive Vice President of George D. Bjurman & Associates and as Supervising Portfolio Manager of Trinity Invest-ment Management Corporation. Mr. Bannick joined the predecessor of Cadence in 1992. He graduated from the University of Massachusetts and received his MBA from Boston University. Mr. Bannick is a Chartered Financial Analyst. Ms. Burdon is a Managing Director and Portfolio Manager of Cadence and has nine years' investment management experience. She previously served as a Vice President and Portfolio Manager of The Boston Company. Ms. Burdon joined the predecessor of Cadence in 1993. She graduated from Stanford Uni-versity and received a Master of Science degree from Northeastern University. Ms. Burdon is a Chartered Financial Analyst and Certi-fied Public Accountant. Mr. McManus is Director of Fund Management of Cadence and has 20 years' investment management experience. He previously served as a Vice President of Bank of Boston. Mr. Mc-Manus joined Cadence in 1994. He graduated from the University of Massachusetts, and he is certified as a Financial Planner.

24 PIMCO Funds: Multi-Manager Series

            NFJ manages the Equity Income Fund and the Value Fund. NFJ is an investment management firm organized as a general partnership. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management Inc. as the managing partner. NFJ Investment Group, Inc., the predecessor investment advisor to NFJ, commenced opera-tions in 1989. Accounts managed by NFJ had combined assets as of December 31, 1997 of approximately $2.5 billion. NFJ's address is 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ is regis-tered as an investment advisor with the Securities and Exchange Commission.
               Chris Najork and Benjamin Fischer are responsible for the day-
            to-day management of the Equity Income Fund. Mr. Najork is a Man-aging Director and a founding partner of NFJ and has 29 years' ex-perience encompassing equity research and portfolio management. He received his bachelor's degree and MBA from Southern Methodist University, and he is a Chartered Financial Analyst. Mr. Fischer is a Managing Director and a founding partner of NFJ and has 31 years' experience encompassing equity research and portfolio man-agement. He received his bachelor's degree and JD from Oklahoma University and his MBA from New York University Graduate School of Business. He is a Chartered Financial Analyst. Messrs. Najork and Fischer and Paul A. Magnuson are primarily responsible for the day-to-day management of the Value Fund. Mr. Magnuson, a research analyst at NFJ, has 12 years' experience in equity research and portfolio management. He received his bachelor's degree in Finance from the University of Nebraska-Lincoln.

            COLUMBUS CIRCLE manages the Renaissance Fund and the Innovation Fund (the "Columbus Circle Funds"). Columbus Circle is an invest-ment management firm organized as a general partnership. Columbus Circle has two partners: PIMCO Advisors as the supervisory part-ner, and Columbus Circle Investors Management Inc. as the managing partner. Columbus Circle Investors Division of Thomson Advisory Group L.P. ("TAG"), the predecessor investment advisor to Columbus Circle, commenced operations in 1975. Accounts managed by Columbus Circle had combined assets as of December 31, 1997 of approxi-mately $9.3 billion. Columbus Circle's address is Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902. Colum-bus Circle is registered as an investment advisor with the Securi-ties and Exchange Commission.
               At the center of Columbus Circle's equity investment strategy is its theory of Positive Momentum & Positive Surprise. This the-ory asserts that a good company doing better than generally ex-pected will experience a rise in its stock price, and conversely, a company falling short of expectations will experience a drop in its stock price. Based on this theory, Columbus Circle attempts to manage the Columbus Circle Funds with a view to investing in grow-ing companies that are surprising the market with business results that are better than anticipated.
               Investment decisions made by Columbus Circle are generally made by one or more committees, although the following individuals have primary responsibility for the noted Columbus Circle Funds. Clif-ford G. Fox is primarily responsible for the day-to-day management of the Renaissance Fund. Mr. Fox, a Managing Director of Columbus Circle, has 16 years of investment management experience. He re-ceived his bachelor's degree from the University of Pennsylvania and his MBA from New York University, and he is a Chartered Finan-cial Analyst. Anthony Rizza is primarily responsible for the day-to-day management of the Innovation Fund. Mr. Rizza, a Managing Director of Columbus Circle, has 11 years of investment management experience. He received his bachelor's degree from the University of Connecticut, and he is a Chartered Financial Analyst.
               Registration as an investment advisor with the Securities and
            Exchange Commission does not involve supervision by the Securities and Exchange Commission over investment advice. The portfolio man-agement agreements are not exclusive, and Columbus Circle, Cadence and NFJ may provide, and currently are providing, investment man-agement services to other clients, including other investment com-panies.

FUND        PIMCO Advisors also serves as administrator (the "Administrator")
ADMINISTRA- for the Funds' Class D shares pursuant to an administration agree-
TOR         ment with the Trust. The Administrator provides or procures admin-
            istrative services for Class D shareholders of the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to the Funds' shareholders and regulatory filings.

                                                     April 8, 1998 Prospectus 25

            The Administrator has retained Pacific Investment Management Com-pany, its affiliate, to provide such services as sub-administra-tor. The Administrator and/or the sub-administrator may also re-tain other affiliates to provide certain of these services. In ad-dition, the Administrator, at its own expense, arranges for the provision of legal, audit, custody, transfer agency (including sub-transfer agency and other administrative services) and other services necessary for the ordinary operation of the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for cur-rent shareholders.

               PIMCO Advisors or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms' services (normally not to exceed an annual rate of .35% of a Fund's average daily net assets attributable to Class D shares purchased through such firms). The Funds' administration agreement includes a plan for Class D shares that has been adopted in con-formity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to .25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribu-tion of Class D shares and/or the provision of shareholder servic-es.
               The Funds (and not the Administrator) are responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors, Pacific Investment Management Company, or their subsidiaries or affili-ates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, any Portfolio Manager, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary ex-penses, including costs of litigation and indemnification ex-penses; (vii) expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, and may in-clude certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, sub-ject to review and approval by the Trustees.

            The Funds feature fixed advisory and administrative fees. For pro-viding or arranging for the provision of investment advisory serv-ices to the Funds as described above, PIMCO Advisors receives monthly fees from each Fund at an annual rate based on the average daily net assets of the Fund as follows:
ADVISORY
AND
ADMINISTRATIVE
FEES

                                   ADVISORY
           FUND                    FEE RATE
           --------------------------------
           Equity Income, Value,
            Capital Appreciation
            and Mid-Cap Growth
            Funds                  .45%
           --------------------------------
           Renaissance Fund        .60%
           --------------------------------
           Innovation Fund         .65%


               For providing or procuring administrative services to the Funds as described above, the Administrator receives monthly fees from each Fund at an annual rate based on the average daily net assets attributable to the Fund's Class D shares as follows:


                      ADMINISTRATIVE
                      FEE RATE*
           -------------------------
           All Funds  .65%

            * As described under "Fund Administrator," the administration agreement includes a plan adopted in conformity with Rule 12b-1 which provides for the payment of up to .25% of the .65% Adminis-trative Fee Rate as reimbursement for expenses in respect of ac-tivities that may be deemed to be primarily intended to result in the sale of Class D shares. The "Annual Fund Operating Expenses" table on page 4 of this Prospectus shows the .65% Administrative Fee Rate under two separate columns entitled "Administrative Fees" (.40%) and "12b-1 (Service) Fees" (.25%).

26 PIMCO Funds: Multi-Manager Series

               The investment advisory, administration and sub-administration agreements for the Funds may be terminated by the Trustees, or by PIMCO Advisors or Pacific Investment Management Company (as the case may be) on 60 days' written notice. In addition, the invest-ment advisory agreement may be terminated with regard to the Re-naissance and Innovation Funds by a majority of the Trustees that are not interested persons of the Trust, PIMCO Advisors or Pacific Investment Management Company (as the case may be) on 60 days' written notice. Following their initial terms, the agreements will continue from year-to-year if approved by the Trustees.
               Pursuant to the portfolio management agreements between the Ad-
            visor and each of the Portfolio Managers, PIMCO Advisors (and not the Funds or the Trust) pays each Portfolio Manager a fee based on a percentage of the average daily net assets of a Fund as follows:
            Columbus Circle--.38% for the Renaissance Fund and .38% for the Innovation Fund; Cadence--.35% for the Capital Appreciation Fund and .35% for the Mid-Cap Growth Fund; and NFJ--.35% for the Equity Income Fund and .35% for the Value Fund.

PORTFOLIO   Pursuant to the portfolio management agreements, a Portfolio Man-
TRANSAC-    ager places orders for the purchase and sale of portfolio invest-
TIONS       ments for a Fund's accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Portfolio Managers will seek the best price and execution of the Fund's orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The Portfolio
            Managers also may consider sales of shares of the Trust as a fac-tor in the selection of broker-dealers to execute portfolio trans-actions for the Trust.
               Some securities considered for investment by the Funds may also be appropriate for other clients served by the Portfolio Managers.
            If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by a Portfolio Manager is considered at or about the same time, trans-actions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Portfolio
            Manager. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. As a result, larger Funds may become more concentrated in more liquid securi-ties than smaller Funds or private accounts of a Portfolio Manager pursuing a small capitalization investment strategy, which could adversely affect performance. A Portfolio Manager may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expense are averaged either for the particular transaction or for that day.

            Description of the Trust

CAPITALIZ-  The Trust was organized as a Massachusetts business trust on Au-
ATION gust 24, 1990, and currently consists of twenty-three portfolios that are operational, six of which are described in this Prospec-tus. Other portfolios may be offered by means of a separate pro-spectus. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists of an un-limited number of shares of beneficial interest. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.
               Under Massachusetts law, shareholders could, under certain cir-
            cumstances, be held liable for the obligations of the Trust. How-ever, the Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") of the Trust disclaims share-holder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obliga-tion or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnifica-tion out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring fi-nancial loss on account of shareholder liability is limited to circumstances in which such disclaimer is

                                                     April 8, 1998 Prospectus 27
            inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

MULTIPLE    In addition to Class D shares, certain Funds also offer up to five
CLASSES OF  additional classes of shares, Class A, Class B, Class C, Institu-
SHARES      tional Class and Administrative Class shares, through separate prospectuses. This Prospectus relates only to Class D shares of the Funds. Unlike Class D shares, which may be purchased only through financial service firms, the other classes may be pur-chased directly from the Trust and/or the Distributor. The other classes may be subject to sales charges and different levels of operating expenses than Class D shares. As a result of different charges and expense levels, the other five classes are expected to achieve different investment returns than Class D shares. Share-holders of a particular class may also receive additional services or services different from those received by the other classes. To obtain more information about Class A, Class B and Class C shares, please call the Distributor at 800-426-0107. To obtain more infor-mation about Institutional Class and Administrative Class shares, please call 800-927-4648.
               Each class of shares of each Fund represents interests in the assets of that Fund, and each class has identical dividend, liqui-dation and other rights and the same terms and conditions, except that expenses related to the distribution and shareholder servic-ing of a particular class of shares are borne solely by such class and each class may, at the Trustees' discretion, also pay a dif-ferent share of other expenses, not including advisory or custo-dial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a dif-ferent amount by that class, or if the class receives services of a different kind or to a different degree than the other classes.
            All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

VOTING Each class of shares of each Fund has identical voting rights, ex-cept that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribu-tion and servicing plan or agreement applicable only to that class. These shares are entitled to vote at meetings of sharehold-ers. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have de-termined that the matter does not affect all Funds, then only shareholders of the Fund or Funds affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote to-gether, except with respect to a distribution and servicing plan or agreement applicable to a class of shares or when a class vote is required as specified above or otherwise by the 1940 Act. Shares are freely transferable, are entitled to dividends as de-clared by the Trustees and, in liquidation of the Trust, are enti-tled to receive the net assets of their Fund, but not of the other Funds. The Trust does not generally hold annual meetings of share-holders and will do so only when required by law. Shareholders may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Such a meeting will be called at the written request of the holders of 10% of the Trust's outstanding shares.
               Shares entitle their holders to one vote per share (with
            proportionate voting for fractional shares). As of February 28, 1998, the Trust believes that there were no shareholders of record of 25% or more of the outstanding voting securities of any Fund. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Trust).

28 PIMCO Funds: Multi-Manager Series

            --------------------------------------------------------------------
            INVESTMENT ADVISOR AND ADMINISTRATOR
PIMCO
FUNDS:      PIMCO Advisors L.P., 800 Newport Center Drive, Newport Beach, CA
MULTI-      92660
MANAGER
SERIES
            --------------------------------------------------------------------
            PORTFOLIO MANAGERS

            Cadence Capital Management, NFJ Investment Group, Columbus Circle Investors
            --------------------------------------------------------------------
            DISTRIBUTOR

            PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT
            06902
            --------------------------------------------------------------------
            CUSTODIAN

            Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City,
            MO 64105
            --------------------------------------------------------------------
            SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

            Shareholder Services, Inc. P.O. Box 5866, Denver, CO 80217
            --------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS

            Price Waterhouse LLP, 1055 Broadway, Kansas City, MO 64105
            --------------------------------------------------------------------
            LEGAL COUNSEL

            Ropes & Gray, One International Place, Boston, MA 02110
            --------------------------------------------------------------------

            For further information about the PIMCO Funds, call 1-888-87-PIMCO or visit our Web site at http://www.pimcofunds.com.

PIMCO Funds is on the Web

www.pimcofunds.com

A Partial List of What's Available:

Daily Manager Commentary

Fund Manager Bios

Current and Historical Fund Performance

Lipper Rankings

Morningstar Ratings

Listing of Fund Portfolio Holdings

Risk Analysis

Daily Share Prices

Resources for Investment Professionals

[GRAPHIC OF WEB SITE APPEARS HERE]

PIMCO Funds Distributors LLC is pleased to announce the launch of its Web site. We can be found on the Worldwide Web at www.pimcofunds.com.

You now have around-the-clock access to the most timely and comprehensive information available on all of the PIMCO Funds. In addition, the site includes daily commentary from our fund managers, with insights on the economy and other factors affecting the stock and bond markets.

[GRAPHIC OF WEB SITE APPEARS HERE]

You'll find the site to be informative and easy-to-use. There are several functions that can help you navigate your way around the site. Among the major sections are Investment Insight and Fund Information.

[GRAPHIC OF WEB SITE APPEARS HERE]

Investment Insight
The Investment Insight section provides an overview of six of the investment management firms which are part of PIMCO Advisors L.P. You'll find an explanation of each firm's investment process, biographies of the investment term, manager updates and more.

[GRAPHIC OF WEB SITE APPEARS HERE]

Fund Information
In the Fund Information section you'll access detailed profiles of the PIMCO Funds, including a summary of each fund's portfolio, risk analysis data, Lipper rankings and Morningstar ratings. You can also obtain daily fund share prices. Additionally, beginning in August of 1998 we'll provide current and historical performance for Class D shares.

Questions?
We're sure you will find the PIMCO Funds Web site to be an invaluable tool. If you have any comments or questions about the site, please call us today at 1-888-87-PIMCO. Or, use the e-mail feature of the site to contact us.

Please read the relevant prospectus carefully before you invest in any PIMCO
Fund.

                                                                       P I M C O
                                                                       ---------
                                                                           FUNDS

                            PIMCO Funds Prospectus

Multi-Manager
Series:  Class
A, B, C Shares

April 1, 1998


STOCK AND BOND FUNDS

Balanced Fund


STOCK FUNDS

Equity Income Fund
Renaissance Fund
Value Fund
Capital Appreciation Fund
Growth Fund
Mid-Cap Growth Fund
Target Fund

AGGRESSIVE STOCK FUNDS

Small-Cap Value Fund
Opportunity Fund

INTERNATIONAL STOCK FUNDS

International Developed Fund
International Fund
Emerging Markets Fund

SPECIALIZED STOCK FUNDS

Innovation Fund
Precious Metals Fund

                                              [LOGO OF PIMCO FUNDS APPEARS HERE]

            PIMCO Funds: Multi-Manager Series
            Prospectus

            April 1, 1998

            PIMCO Funds: Multi-Manager Series (the "Trust") is an open-end se-ries management investment company offering fifteen separate di-versified investment portfolios (each a "Fund") in this Prospec-tus, each with different investment objectives and strategies. The address of PIMCO Funds: Multi-Manager Series is 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660.

            Each Fund (except the Opportunity Fund) offers three classes of shares in this Prospectus: Class A shares (generally sold subject to an initial sales charge), Class B shares (sold subject to a contingent deferred sales charge) and Class C shares (sold subject to an asset based sales charge). The Opportunity Fund does not of-fer Class B shares. Through separate prospectuses, certain Funds may offer up to three additional classes of shares, Class D, In-stitutional Class and Administrative Class shares. See "Alterna-tive Purchase Arrangements."

            This Prospectus concisely describes the information investors should know before investing in Class A, Class B and Class C shares of the Funds. Please read this Prospectus carefully and keep it for further reference.

            Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest, and of investment policies and restrictions applicable to each Fund, are set forth in this Prospectus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's investments will change, the investment returns and net asset value per share of each Fund will vary.

            A Statement of Additional Information, dated April 1, 1998, as amended or supplemented from time to time, is available free of charge by writing to PIMCO Funds Distributors LLC (the "Distribu-tor"), 2187 Atlantic Street, Stamford, Connecticut 06902, or by telephoning 800-426-0107. The Statement of Additional Information, which contains more detailed information about the Trust, has been filed with the Securities and Exchange Commission and is incorpo-rated by reference in this Prospectus. The Securities and Exchange Commission maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the Statement of Additional In-formation, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information about the Funds.

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SE-CURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMIS-SION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.

            SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARAN-TEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORA-TION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



            TABLE OF CONTENTS

            PIMCO Funds Overview...............................................3
            Schedule of Fees...................................................4
            Financial Highlights...............................................8
            Investment Objectives and Policies................................16
            Characteristics and Risks of Securities
             and Investment Techniques........................................24
            Performance Information...........................................37
            How to Buy Shares.................................................38
            Alternative Purchase Arrangements ................................43
            Exchange Privilege................................................50
            How to Redeem.....................................................51
            Distributor and Distribution and Servicing Plans..................55
            How Net Asset Value Is Determined.................................58
            Distributions.....................................................59
            Taxes.............................................................60
            Management of the Trust...........................................61
            Description of the Trust..........................................66
            Mailings to Shareholders..........................................67

2  PIMCO Funds: Multi-Manager Series

            PIMCO Funds Overview

            PIMCO Advisors L.P. ("PIMCO Advisors" or the "Advisor") is the in-vestment advisor of all the Funds. PIMCO Advisors is one of the largest investment management firms in the U.S. As of December 31, 1997, PIMCO Advisors and its subsidiary partnerships had approxi-mately $200 billion in assets under management. Each of the Funds also has a sub-advisor (each a "Portfolio Manager") responsible for portfolio investment decisions. All of the Funds' Portfolio Managers are affiliates of PIMCO Advisors except for Van Eck Asso-ciates Corporation ("Van Eck"), an independent Portfolio Manager that advises the Precious Metals Fund. The affiliated Portfolio Managers are listed below.


                                   INVESTMENT SPECIALTY
           ------------------------------------------------------------------------------
           COLUMBUS CIRCLE         Stocks, using its "Positive Momentum & Positive
           INVESTORS ("Columbus    Surprise" discipline
           Circle")
                                   ------------------------------------------------------
           CADENCE CAPITAL         Stocks of growth companies that the Portfolio Manager
           MANAGEMENT ("Cadence")  believes are trading at a reasonable price
                                   ------------------------------------------------------
           NFJ INVESTMENT GROUP    Value stocks that the Portfolio Manager believes are
           ("NFJ")                 undervalued and/or offer above-average dividend yields
                                   ------------------------------------------------------
           BLAIRLOGIE CAPITAL      International stocks
           MANAGEMENT
           ("Blairlogie")
                                   ------------------------------------------------------
           PACIFIC INVESTMENT      All sectors of the bond market using its total return
           MANAGEMENT COMPANY      philosophy--seeking both yield and capital
           ("Pacific Investment    appreciation
           Management")


                          FUND NAME         INVESTMENT OBJECTIVE     PRIMARY INVESTMENTS /(1)/  PORTFOLIO MANAGER
           --------------------------------------------------------------------------------------------------------------
           STOCK &        Balanced          Total return consistent  Common stocks, fixed       Cadence, NFJ and Pacific
           BOND FUNDS                       with prudent investment  income securities and      Investment Management
                                            management               money market instruments
           --------------------------------------------------------------------------------------------------------------
           STOCK FUNDS    Equity            Current income as a      Common stocks with below-  NFJ
                          Income            primary objective; long- average price to earnings
                                            term growth of capital   ratios and higher dividend
                                            as a secondary objective yields relative to their
                                                                     industry groups
                          -----------------------------------------------------------------------------------------------
                          Renaissance       Long-term growth of      Income-producing stocks    Columbus Circle
                                            capital and income       and convertible securities
                                                                     of companies with small,
                                                                     medium and large market
                                                                     capitalizations
                          -----------------------------------------------------------------------------------------------
                          Value             Long-term growth of      Common stocks with below-  NFJ
                                            capital and income       average price to earnings
                                                                     ratios relative to their
                                                                     industry groups
                          -----------------------------------------------------------------------------------------------
                          Capital           Growth of capital        Common stocks of companies Cadence
                          Appreciation                               with market
                                                                     capitalizations of at
                                                                     least $100 million that
                                                                     have improving
                                                                     fundamentals and whose
                                                                     stock is reasonably valued
                                                                     by the market
                          -----------------------------------------------------------------------------------------------
                          Growth            Long-term growth of      Common stocks of companies Columbus Circle
                                            capital; income is       with medium to large
                                            incidental               market capitalizations
                          -----------------------------------------------------------------------------------------------
                          Mid-Cap           Growth of capital        Common stocks of companies Cadence
                          Growth                                     with market
                                                                     capitalizations in excess
                                                                     of $500 million that have
                                                                     improving fundamentals and
                                                                     whose stock is reasonably
                                                                     valued by the market
                          -----------------------------------------------------------------------------------------------
                          Target            Capital appreciation; no Common stocks of companies Columbus Circle
                                            consideration given to   with medium market
                                            income                   capitalizations
           --------------------------------------------------------------------------------------------------------------
           AGGRESSIVE     Small-Cap         Long-term growth of      Common stocks of companies NFJ
           STOCK FUNDS    Value             capital and income       with market
                                                                     capitalizations between
                                                                     $50 million and $1 billion
                                                                     and below-average price to
                                                                     earnings ratios relative
                                                                     to their industry groups
                          -----------------------------------------------------------------------------------------------
                          Opportunity /(2)/ Capital appreciation; no Common stocks of companies Columbus Circle
                                            consideration given to   with small market
                                            income                   capitalizations (less than
                                                                     $1.5 billion)
           --------------------------------------------------------------------------------------------------------------
           INTERNATIONAL  International     Long-term growth of      Diversified portfolio of   Blairlogie
           STOCK FUNDS    Developed         capital                  international equity
                                                                     securities (developed
                                                                     markets)
                          -----------------------------------------------------------------------------------------------
                          International     Capital appreciation;    Non-U.S. stocks of         Blairlogie
                                            income is                companies with small,
                                            incidental               medium and large market
                                                                     capitalizations (developed
                                                                     and emerging markets)
                          -----------------------------------------------------------------------------------------------
                          Emerging          Long-term growth of      Common stocks of companies Blairlogie
                          Markets           capital                  located in emerging market
                                                                     countries
           --------------------------------------------------------------------------------------------------------------
           SPECIALIZED    Innovation        Capital appreciation; no Common stocks of companies Columbus Circle
           STOCK FUNDS                      consideration given to   with small, medium and
                                            income                   large market
                                                                     capitalizations
                                                                     (technology-related
                                                                     stocks)
                          -----------------------------------------------------------------------------------------------
                          Precious          Capital appreciation; no U.S. and non-U.S. stocks   Van Eck
                          Metals            consideration given to   of companies with medium
                                            income                   and large market
                                                                     capitalizations (precious
                                                                     metals-related stocks)

FUND
PROFILES

            1. For specific information concerning the market capitalizations of companies in which each Fund may invest and each Fund's invest-ment style, see "Investment Objectives and Policies" in this Pro-spectus.
            2. Except to the extent described under "How to Buy Shares--Lim-ited Offering of Shares of the Opportunity Fund to New Investors," the Opportunity Fund is closed to new investors. See "How to Buy Shares--Restrictions on Sales of and Exchanges for Shares of the Opportunity Fund."

                                               April 1, 1998 Prospectus       3

            Schedule of Fees

                                             CLASS A     CLASS B       CLASS C
                                             SHARES      SHARES/(1)/   SHARES
               ------------------------------------------------------------------
SHAREHOLDER    MAXIMUM INITIAL SALES CHARGE
TRANSACTION     IMPOSED ON PURCHASES
EXPENSES        (as a percentage of offering
                price at time of purchase)    5.50%         None        None
               ------------------------------------------------------------------
               MAXIMUM SALES CHARGE IMPOSED
                ON REINVESTED DIVIDENDS
                (as a percentage of net as-
                set value at time of pur-
                chase)                         None         None        None
               ------------------------------------------------------------------
               MAXIMUM CONTINGENT DEFERRED
                SALES CHARGE ("CDSC")
                (as a percentage of original
                purchase price)                  1%/(2)/      5%/(3)/     1%/(4)/
               ------------------------------------------------------------------
               EXCHANGE FEE                    None         None        None

               1. The Opportunity Fund does not offer Class B shares.
               2. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of pur-chase. See "Alternative Purchase Arrangements" in this Prospectus.
               3. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines ac-cording to the schedule set forth under "Alternative Purchase Ar-rangements -- Deferred Sales Charge Alternative -- Class B Shares" in this Prospectus.
               4. The CDSC on Class C shares is imposed only on shares redeemed in the first year.

                                                                                     EXAMPLE: You would pay the
                                                                                     following expenses on a $1,000
                                                                                     investment assuming (1) 5%
                                                                                     annual return and (2)
                                        ANNUAL FUND OPERATING EXPENSES               redemption at the end
                                        (As a percentage of average net assets):     of each time period:
                                                                         TOTAL
                                                   ADMINI-               FUND
                                        ADVISORY   STRATIVE   12B-1      OPERATING   YEAR
               FUND                     FEES       FEES/(1)/  FEES/(2)/  EXPENSES    1       3       5        10
               -------------------------------------------------------------------------------------------------------
CLASS A        BALANCED                       .45%       .40%       .25%       1.10%     $66     $88     $112     $182
SHARES         -------------------------------------------------------------------------------------------------------
               EQUITY INCOME                  .45        .40        .25        1.10       66      88      112      182
               -------------------------------------------------------------------------------------------------------
               RENAISSANCE                    .60        .40        .25        1.25       67      92      120      198
               -------------------------------------------------------------------------------------------------------
               VALUE                          .45        .40        .25        1.10       66      88      112      182
               -------------------------------------------------------------------------------------------------------
               CAPITAL
                APPRECIATION                  .45        .40        .25        1.10       66      88      112      182
               -------------------------------------------------------------------------------------------------------
               GROWTH                         .50        .40        .25        1.15       66      90      115      187
               -------------------------------------------------------------------------------------------------------
               MID-CAP GROWTH                 .45        .40        .25        1.10       66      88      112      182
               -------------------------------------------------------------------------------------------------------
               TARGET                         .55        .40        .25        1.20       67      91      117      192
               -------------------------------------------------------------------------------------------------------
               SMALL-CAP VALUE                .60        .40        .25        1.25       67      92      120      198
               -------------------------------------------------------------------------------------------------------
               OPPORTUNITY                    .65        .40        .25        1.30       68      94      122      203
               -------------------------------------------------------------------------------------------------------
               INTERNATIONAL DEVELOPED        .60        .65        .25        1.50       69     100      132      224
               -------------------------------------------------------------------------------------------------------
               INTERNATIONAL                  .55        .65        .25        1.45       69      98      130      219
               -------------------------------------------------------------------------------------------------------
               EMERGING MARKETS               .85        .65        .25        1.75       72     107      145      250
               -------------------------------------------------------------------------------------------------------
               INNOVATION                     .65        .40        .25        1.30       68      94      122      203
               -------------------------------------------------------------------------------------------------------
               PRECIOUS METALS                .60        .45        .25        1.30       68      94      122      203
                                        EXAMPLE: You would pay the
                                        following expenses on a $1,000
                                        investment assuming (1) 5%
                                        annual return and (2) no
                                        redemption:
                                        YEAR
               FUND                     1       3       5        10
               ----------------------------------------------------------
               BALANCED                     $66     $88     $112     $182
               ----------------------------------------------------------
               EQUITY INCOME                 66      88      112      182
               ----------------------------------------------------------
               RENAISSANCE                   67      92      120      198
               ----------------------------------------------------------
               VALUE                         66      88      112      182
               ----------------------------------------------------------
               CAPITAL
                APPRECIATION                 66      88      112      182
               ----------------------------------------------------------
               GROWTH                        66      90      115      187
               ----------------------------------------------------------
               MID-CAP GROWTH                66      88      112      182
               ----------------------------------------------------------
               TARGET                        67      91      117      192
               ----------------------------------------------------------
               SMALL-CAP VALUE               67      92      120      198
               ----------------------------------------------------------
               OPPORTUNITY                   68      94      122      203
               ----------------------------------------------------------
               INTERNATIONAL DEVELOPED       69     100      132      224
               ----------------------------------------------------------
               INTERNATIONAL                 69      98      130      219
               ----------------------------------------------------------
               EMERGING MARKETS              72     107      145      250
               ----------------------------------------------------------
               INNOVATION                    68      94      122      203
               ----------------------------------------------------------
               PRECIOUS METALS               68      94      122      203

               1. The Administrative Fees for each Fund are subject to reduction to the extent that the average net assets attributable in the ag-gregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion. See "Management of the Trust -- Advisory and Admin-istrative Fees."
               2. 12b-1 fees represent servicing fees which are paid annually to the Distributor and repaid to participating brokers, certain banks and other financial intermediaries. See "Distributor and Distribution and Servicing Plans."


4  PIMCO Funds: Multi-Manager Series

                                                                                      EXAMPLE: You would pay the
                                                                                      following expenses on a $1,000
                                                                                      investment assuming (1) 5%
                                        ANNUAL FUND OPERATING EXPENSES                annual return and (2) redemption
                                        (As a percentage of average net assets):      at the end of each time period:
                                                                          TOTAL
                                                   ADMINI-                FUND
                                        ADVISORY   STRATIVE   12B-1       OPERATING   YEAR
               FUND                     FEES       FEES/(1)/  FEES/(2)/   EXPENSES    1        3       5        10
               ---------------------------------------------------------------------------------------------------------
CLASS B        BALANCED                       .45%       .40%       1.00%       1.85%     $69      $88     $120     $188
SHARES         ---------------------------------------------------------------------------------------------------------
               EQUITY INCOME                  .45        .40        1.00        1.85       69       88      120      188
               ---------------------------------------------------------------------------------------------------------
               RENAISSANCE                    .60        .40        1.00        2.00       70       93      128      204
               ---------------------------------------------------------------------------------------------------------
               VALUE                          .45        .40        1.00        1.85       69       88      120      188
               ---------------------------------------------------------------------------------------------------------
               CAPITAL APPRECIATION           .45        .40        1.00        1.85       69       88      120      188
               ---------------------------------------------------------------------------------------------------------
               GROWTH                         .50        .40        1.00        1.90       69       90      123      193
               ---------------------------------------------------------------------------------------------------------
               MID-CAP GROWTH                 .45        .40        1.00        1.85       69       88      120      188
               ---------------------------------------------------------------------------------------------------------
               TARGET                         .55        .40        1.00        1.95       70       91      125      198
               ---------------------------------------------------------------------------------------------------------
               SMALL-CAP VALUE                .60        .40        1.00        2.00       70       93      128      204
               ---------------------------------------------------------------------------------------------------------
               INTERNATIONAL DEVELOPED        .60        .65        1.00        2.25       73      100      140      230
               ---------------------------------------------------------------------------------------------------------
               INTERNATIONAL                  .55        .65        1.00        2.20       72       99      138      225
               ---------------------------------------------------------------------------------------------------------
               EMERGING MARKETS               .85        .65        1.00        2.50       75      108      153      256
               ---------------------------------------------------------------------------------------------------------
               INNOVATION                     .65        .40        1.00        2.05       71       94      130      209
               ---------------------------------------------------------------------------------------------------------
               PRECIOUS METALS                .60        .45        1.00        2.05       71       94      130      209
                                        EXAMPLE: You would pay the
                                        following expenses on a $1,000
                                        investment assuming (1) 5%
                                        annual return and (2) no
                                        redemption:
                                        YEAR
               FUND                     1       3       5        10
               ----------------------------------------------------------
               BALANCED                     $19     $58     $100     $188
               ----------------------------------------------------------
               EQUITY INCOME                 19      58      100      188
               ----------------------------------------------------------
               RENAISSANCE                   20      63      108      204
               ----------------------------------------------------------
               VALUE                         19      58      100      188
               ----------------------------------------------------------
               CAPITAL APPRECIATION          19      58      100      188
               ----------------------------------------------------------
               GROWTH                        19      60      103      193
               ----------------------------------------------------------
               MID-CAP GROWTH                19      58      100      188
               ----------------------------------------------------------
               TARGET                        20      61      105      198
               ----------------------------------------------------------
               SMALL-CAP VALUE               20      63      108      204
               ----------------------------------------------------------
               INTERNATIONAL DEVELOPED       23      70      120      230
               ----------------------------------------------------------
               INTERNATIONAL                 22      69      118      225
               ----------------------------------------------------------
               EMERGING MARKETS              25      78      133      256
               ----------------------------------------------------------
               INNOVATION                    21      64      110      209
               ----------------------------------------------------------
               PRECIOUS METALS               21      64      110      209

               1. The Administrative Fees for each Fund are subject to reduction to the extent that the average net assets attributable in the ag-gregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion. See "Management of the Trust--Advisory and Adminis-trative Fees."
               2. 12b-1 fees which are equal to .25% represent servicing fees which are paid annually to the Distributor and repaid to partici-pating brokers, certain banks and other financial intermediaries. 12b-1 fees which exceed .25% represent aggregate distribution and servicing fees. See "Distributor and Distribution and Servicing Plans."


                                               April 1, 1998 Prospectus        5

                                                                                   EXAMPLE: You would pay the
                                                                                   following expenses on a $1,000
                                                                                   investment assuming (1) 5%
                                        ANNUAL FUND OPERATING EXPENSES             annual return and (2) redemption
                                        (As a percentage of average net assets):   at the end of each time period:
                                                                        TOTAL
                                                  ADMINI-               FUND
                                        ADVISORY  STRATIVE   12B-1      OPERATING  YEAR
               FUND                     FEES      FEES/(1)/  FEES/(2)/  EXPENSES   1        3       5        10
               ------------------------------------------------------------------------------------------------------
CLASS C        BALANCED                 .45%      .40%       1.00%      1.85%          $29      $58     $100     $217
SHARES         ------------------------------------------------------------------------------------------------------
               EQUITY INCOME            .45       .40        1.00       1.85            29       58      100      217
               ------------------------------------------------------------------------------------------------------
               RENAISSANCE              .60       .40        1.00       2.00            30       63      108      233
               ------------------------------------------------------------------------------------------------------
               VALUE                    .45       .40        1.00       1.85            29       58      100      217
               ------------------------------------------------------------------------------------------------------
               CAPITAL APPRECIATION     .45       .40        1.00       1.85            29       58      100      217
               ------------------------------------------------------------------------------------------------------
               GROWTH                   .50       .40        1.00       1.90            29       60      103      222
               ------------------------------------------------------------------------------------------------------
               MID-CAP GROWTH           .45       .40        1.00       1.85            29       58      100      217
               ------------------------------------------------------------------------------------------------------
               TARGET                   .55       .40        1.00       1.95            30       61      105      227
               ------------------------------------------------------------------------------------------------------
               SMALL-CAP VALUE          .60       .40        1.00       2.00            30       63      108      233
               ------------------------------------------------------------------------------------------------------
               OPPORTUNITY              .65       .40        1.00       2.05            31       64      110      238
               ------------------------------------------------------------------------------------------------------
               INTERNATIONAL DEVELOPED  .60       .65        1.00       2.25            33       70      120      258
               ------------------------------------------------------------------------------------------------------
               INTERNATIONAL            .55       .65        1.00       2.20            32       69      118      253
               ------------------------------------------------------------------------------------------------------
               EMERGING MARKETS         .85       .65        1.00       2.50            35       78      133      284
               ------------------------------------------------------------------------------------------------------
               INNOVATION               .65       .40        1.00       2.05            31       64      110      238
               ------------------------------------------------------------------------------------------------------
               PRECIOUS METALS          .60       .45        1.00       2.05            31       64      110      238
                                        EXAMPLE: You would pay the
                                        following expenses on a $1,000
                                        investment assuming (1) 5%
                                        annual return and (2) no
                                        redemption:
                                        YEAR
               FUND                     1       3       5        10
               ----------------------------------------------------------
               BALANCED                     $19     $58     $100     $217
               ----------------------------------------------------------
               EQUITY INCOME                 19      58      100      217
               ----------------------------------------------------------
               RENAISSANCE                   20      63      108      233
               ----------------------------------------------------------
               VALUE                         19      58      100      217
               ----------------------------------------------------------
               CAPITAL APPRECIATION          19      58      100      217
               ----------------------------------------------------------
               GROWTH                        19      60      103      222
               ----------------------------------------------------------
               MID-CAP GROWTH                19      58      100      217
               ----------------------------------------------------------
               TARGET                        20      61      105      227
               ----------------------------------------------------------
               SMALL-CAP VALUE               20      63      108      233
               ----------------------------------------------------------
               OPPORTUNITY                   21      64      110      238
               ----------------------------------------------------------
               INTERNATIONAL DEVELOPED       23      70      120      258
               ----------------------------------------------------------
               INTERNATIONAL                 22      69      118      253
               ----------------------------------------------------------
               EMERGING MARKETS              25      78      133      284
               ----------------------------------------------------------
               INNOVATION                    21      64      110      238
               ----------------------------------------------------------
               PRECIOUS METALS               21      64      110      238

            1. The Administrative Fees for each Fund are subject to reduction to the extent that the average net assets attributable in the ag-gregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion. See "Management of the Trust--Advisory and Adminis-trative Fees."
            2. 12b-1 fees which are equal to .25% represent servicing fees which are paid annually to the Distributor and repaid to partici-pating brokers, certain banks and other financial intermediaries. 12b-1 fees which exceed .25% represent aggregate distribution and servicing fees. See "Distributor and Distribution and Servicing Plans."

            The purpose of the foregoing tables is to assist investors in un-derstanding the various costs and expenses of the Trust that are borne directly or indirectly by Class A, Class B and Class C shareholders of the Funds. The information is based upon each Fund's current fees and expenses. The Examples for Class A shares assume payment of the current maximum applicable sales load. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder of the Trust may, depend-ing on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permit-ted by relevant rules of the National Association of Securities Dealers, Inc.

            NOTE: THE FIGURES SHOWN IN THE EXAMPLES ARE ENTIRELY HYPOTHETICAL. THEY ARE NOT REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EX-PENSES; ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN.


6  PIMCO Funds: Multi-Manager Series

                      (This page left blank intentionally)



                                               April 1, 1998 Prospectus        7

Financial Highlights

The financial highlights set forth on the following pages present certain in-formation and ratios as well as performance information for the Funds. Certain information provided below is included in the June 30, 1997 PIMCO Funds Annual Report (relating to Class A, B and C shares) and, except as noted below, has been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in such Annual Report. The Annual Report is incorpo-rated by reference in the Statement of Additional Information and may be ob-tained without charge from the Distributor. Financial Statements and related notes are also incorporated by reference in the Statement of Additional Infor-mation.


                                                        NET REALIZED/                  DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS
                         NET ASSET VALUE NET            UNREALIZED     TOTAL INCOME    FROM NET   EXCESS OF NET FROM NET
Selected Per Share Data  BEGINNING       INVESTMENT     GAIN (LOSS) ON FROM INVESTMENT INVESTMENT INVESTMENT    REALIZED CAPITAL
for the Period Ended:    OF PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS      INCOME     INCOME        GAINS
                         --------------- -------------  -------------- --------------- ---------- ------------- ----------------
EQUITY INCOME
 FUND
 Class A
 01/20/97-
  06/30/97                  $  13.94        $ 0.15          $ 1.48        $   1.63      $ (0.18)    $   0.00        $   0.00
 Class B
 01/20/97-
  06/30/97                     13.94          0.11            1.48            1.59        (0.16)        0.00            0.00
 Class C
 01/20/97-
  06/30/97                     13.94          0.11            1.48            1.59        (0.16)        0.00            0.00
RENAISSANCE
 FUND (I)
 Class A
 10/01/96-
  06/30/97                  $  16.08        $ 0.12 (a)      $ 3.90 (a)    $   4.02      $ (0.12)    $   0.00        $  (2.25)
 9/30/96                       14.14          0.23            2.79            3.02        (0.23)       (0.07)          (0.78)
 9/30/95                       12.50          0.36            1.61            1.97        (0.33)        0.00            0.00
 9/30/94                       12.88          0.34           (0.17)           0.17        (0.33)        0.00           (0.22)
 9/30/93                       10.57          0.33            2.30            2.63        (0.32)        0.00            0.00
 9/30/92                        9.92          0.34            0.71            1.05        (0.40)        0.00            0.00
 2/1/91-
  9/30/91                       8.38          0.28            1.54            1.82        (0.28)        0.00            0.00
 Class B
 10/01/96-
  06/30/97                     16.12          0.03 (a)        3.92 (a)        3.95        (0.05)        0.00           (2.25)
 9/30/96                       14.13          0.09            2.83            2.92        (0.11)       (0.04)          (0.78)
 5/22/95-
  9/30/95                      12.55          0.11            1.55            1.66        (0.08)        0.00            0.00
 Class C
 10/01/96-
  06/30/97                     16.05          0.03 (a)        3.90 (a)        3.93        (0.04)        0.00           (2.25)
 9/30/96                       14.09          0.12            2.78            2.90        (0.13)       (0.03)          (0.78)
 9/30/95                       12.47          0.27            1.59            1.86        (0.24)        0.00            0.00
 9/30/94                       12.85          0.24           (0.16)           0.08        (0.24)        0.00           (0.22)
 9/30/93                       10.56          0.25            2.29            2.54        (0.25)        0.00            0.00
 9/30/92                        9.91          0.29            0.68            0.97        (0.32)        0.00            0.00
 9/30/91                        8.16          0.36            1.75            2.11        (0.36)        0.00            0.00
 9/30/90                       11.17          0.49           (2.32)          (1.83)       (0.49)        0.00           (0.69)
 9/30/89                       10.05          0.55            1.19            1.74        (0.62)        0.00            0.00
 4/18/88-
  9/30/88                      10.00          0.24           (0.05)           0.19        (0.14)        0.00            0.00
VALUE FUND
 Class A
 01/13/97-
  06/30/97                  $  13.17        $ 0.47          $ 1.26        $   1.73      $ (0.10)    $   0.00        $   0.00
 Class B
 01/13/97-
  06/30/97                     13.16          0.44            1.26            1.70        (0.06)        0.00            0.00
 Class C
 01/13/97-
  06/30/97                     13.15          0.43            1.28            1.71        (0.06)        0.00            0.00
CAPITAL AP-
 PRECIATION
 FUND
 Class A
 01/20/97-
  06/30/97                  $  19.31        $ 0.09          $ 1.76        $   1.85      $  0.00     $   0.00        $   0.00
 Class B
 01/20/97-
  06/30/97                     19.31          0.01            1.78            1.79         0.00         0.00            0.00
 Class C
 01/20/97-
  06/30/97                     19.31          0.02            1.77            1.79         0.00         0.00            0.00
GROWTH FUND
 Class A
 10/01/96-
  06/30/97                  $  26.58        $ 0.69          $ 3.27        $   3.96      $  0.00     $   0.00        $  (3.51)
 9/30/96                       25.73          0.06            3.72            3.78         0.00         0.00           (2.93)
 9/30/95                       22.01          0.12            4.79            4.91         0.00         0.00           (1.19)
 9/30/94                       23.64          0.12            0.12            0.24         0.00         0.00           (1.87)
 9/30/93                       20.76          0.09            3.53            3.62         0.00         0.00           (0.74)
 9/30/92                       20.63          0.14            1.38            1.52        (0.14)        0.00           (1.25)
 10/26/90-
  9/30/91                      16.99          0.21            5.28            5.49        (0.19)        0.00           (1.66)
 Class B
 10/01/96-
  06/30/97                     25.46          0.35            3.29            3.64         0.00         0.00           (3.51)
 9/30/96                       24.94         (0.07)           3.52            3.45         0.00         0.00           (2.93)
 5/23/95-
  9/30/95                      22.63         (0.03)           2.34            2.31         0.00         0.00            0.00


                         DISTRIBUTIONS
                         IN EXCESS OF
Selected Per Share Data  NET REALIZED
for the Period Ended:    CAPITAL GAINS
                         -------------
EQUITY INCOME
 FUND
 Class A
 01/20/97-
  06/30/97                 $   0.00
 Class B
 01/20/97-
  06/30/97                     0.00
 Class C
 01/20/97-
  06/30/97                     0.00
RENAISSANCE
 FUND (I)
 Class A
 10/01/96-
  06/30/97                 $   0.00
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 2/1/91-
  9/30/91                      0.00
 Class B
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 5/22/95-
  9/30/95                      0.00
 Class C
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 9/30/91                       0.00
 9/30/90                       0.00
 9/30/89                       0.00
 4/18/88-
  9/30/88                      0.00
VALUE FUND
 Class A
 01/13/97-
  06/30/97                 $   0.00
 Class B
 01/13/97-
  06/30/97                     0.00
 Class C
 01/13/97-
  06/30/97                     0.00
CAPITAL AP-
 PRECIATION
 FUND
 Class A
 01/20/97-
  06/30/97                 $   0.00
 Class B
 01/20/97-
  06/30/97                     0.00
 Class C
 01/20/97-
  06/30/97                     0.00
GROWTH FUND
 Class A
 10/01/96-
  06/30/97                 $   0.00
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 10/26/90-
  9/30/91                      0.00
 Class B
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 5/23/95-
  9/30/95                      0.00

*Annualized
(a)Per share amounts based upon average number of shares outstanding during the period.
(i) Formerly, the PIMCO Advisors Equity Income Fund. The information provided reflects results of operations under the Fund's former investment objective and policies through January 31, 1992; such results would not necessarily have been achieved had the Fund's current objective and policies then been in effect.


8  PIMCO Funds: Multi-Manager Series

The information provided for each of the Renaissance, Growth, Target, Opportu-nity, International, Innovation and Precious Metals Funds reflects the opera-tional history of a corresponding series of PIMCO Advisors Funds which reorga-nized as a series of the Trust on January 17, 1997. In connection with the re-organizations, these Funds changed their fiscal year ends from September 30 to June 30. The information provided for these Funds for each of the five fiscal periods ended prior to October 1, 1996 has been audited by other independent accountants. The expense ratios provided for these Funds reflect fee arrange-ments of PIMCO Advisors Funds in effect prior to January 17, 1997 which differ from the current fee arrangements of the Trust.

                                                                                              RATIO OF NET
                                                                                  RATIO OF    INVESTMENT
DISTRIBUTIONS  TAX BASIS               NET ASSET                                  EXPENSES TO INCOME TO
FROM           RETURN OF TOTAL         VALUE END OF              NET ASSETS END   AVERAGE NET AVERAGE NET  PORTFOLIO
EQUALIZATION   CAPITAL   DISTRIBUTIONS PERIOD       TOTAL RETURN OF PERIOD (000S) ASSETS      ASSETS       TURNOVER RATE
-------------  --------- ------------- ------------ ------------ ---------------- ----------- ------------ -------------


  $   0.00     $   0.00    $  (0.18)     $  15.39       11.77%       $  1,756         1.13%*       2.85%*          45%

      0.00         0.00       (0.16)        15.37       11.45           2,561         1.87*        2.11*           45

      0.00         0.00       (0.16)        15.37       11.42           6,624         1.87*        2.15*           45


  $   0.00     $   0.00    $  (2.37)     $  17.73       27.53%       $ 33,606         1.23%*       0.95%*         131%
      0.00         0.00       (1.08)        16.08       22.37          20,631         1.25         1.60           203
      0.00         0.00       (0.33)        14.14       16.10          12,933         1.30         2.90           177
      0.00         0.00       (0.55)        12.50        1.40          14,942         1.30         2.70           175
      0.00         0.00       (0.32)        12.88       25.30           6,328         1.30         2.90           168
      0.00         0.00       (0.40)        10.57       10.70           2,593         1.40         3.30           149
      0.00         0.00       (0.28)         9.92       34.80              15         1.60*        4.40*          143

      0.00         0.00       (2.30)        17.77       26.88          37,253         1.97*        0.20*          131
      0.00         0.00       (0.93)        16.12       21.54          15,693         2.00         0.85           203
      0.00         0.00       (0.08)        14.13       13.30           1,760         2.10*        2.20*          177

      0.00         0.00       (2.29)        17.69       26.86         313,226         1.97*        0.21*          131
      0.00         0.00       (0.94)        16.05       21.52         230,058         2.00         0.85           203
      0.00         0.00       (0.24)        14.09       15.20         174,316         2.10         2.10           177
      0.00         0.00       (0.46)        12.47        0.70         178,892         2.00         2.00           175
      0.00         0.00       (0.25)        12.85       24.40          94,247         2.10         2.20           168
      0.00         0.00       (0.32)        10.56        9.90          45,101         2.10         2.70           149
      0.00         0.00       (0.36)         9.91       26.50          22,651         2.20         4.20           143
      0.00         0.00       (1.18)         8.16      (18.00)         25,758         2.00         5.10            70
      0.00         0.00       (0.62)        11.17       17.90          45,168         1.90         5.20            85
      0.00         0.00       (0.14)        10.05        4.30          47,118         2.00*        5.40*           23


  $   0.00     $   0.00    $  (0.10)     $  14.80       13.19%       $ 15,648         1.11%*       1.71%*          71%

      0.00         0.00       (0.06)        14.80       12.93          25,433         1.86*        0.96*           71

      0.00         0.00       (0.06)        14.80       13.02          64,110         1.86*        0.97*           71


  $   0.00     $   0.00    $   0.00      $  21.16        9.58%       $  6,534         1.11%*       0.59%*          87%

      0.00         0.00        0.00         21.10        9.27           3,022         1.85*       (0.26)*          87

      0.00         0.00        0.00         21.10        9.27          13,093         1.86*       (0.23)*          87


  $   0.00     $   0.00    $  (3.51)     $  27.03       15.93%       $147,276         1.11%*       0.13%*          94%
      0.00         0.00       (2.93)        26.58       16.11         151,103         1.11         0.24           104
      0.00         0.00       (1.19)        25.73       23.70         134,819         1.10         0.50           111
      0.00         0.00       (1.87)        22.01        1.30         107,269         1.10         0.60           115
      0.00         0.00       (0.74)        23.64       17.70          97,509         1.10         0.40           110
      0.00         0.00       (1.39)        20.76        7.70          71,209         1.10         0.70            92
      0.00         0.00       (1.85)        20.63       38.60          17,064         1.20*        0.90*           95

      0.00         0.00       (3.51)        25.59       15.32          55,626         1.86*       (0.62)*          94
      0.00         0.00       (2.93)        25.46       15.22          37,256         1.86        (0.51)          104
      0.00         0.00        0.00         24.94       10.20           7,671         1.90*       (0.40)*         111
DISTRIBUTIONS
FROM           AVERAGE
EQUALIZATION   COMMISSION RATE
-------------- ---------------


  $   0.00        $   0.06

      0.00            0.06

      0.00            0.06


  $   0.00        $   0.06
      0.00            0.06
      0.00
      0.00
      0.00
      0.00
      0.00

      0.00            0.06
      0.00            0.06
      0.00

      0.00            0.06
      0.00            0.06
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00


  $   0.00        $   0.06

      0.00            0.06

      0.00            0.06


  $   0.00        $   0.06

      0.00            0.06

      0.00            0.06


  $   0.00        $   0.05
      0.00            0.07
      0.00
      0.00
      0.00
      0.00
      0.00

      0.00            0.05
      0.00            0.07
      0.00


                                              April 1, 1998 Prospectus        9


                                                         NET REALIZED/                  DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS
                         NET ASSET VALUE NET             UNREALIZED     TOTAL INCOME    FROM NET   EXCESS OF NET FROM NET
Selected Per Share Data  BEGINNING       INVESTMENT      GAIN (LOSS) ON FROM INVESTMENT INVESTMENT INVESTMENT    REALIZED CAPITAL
for the Period Ended:    OF PERIOD       INCOME (LOSS)   INVESTMENTS    OPERATIONS      INCOME     INCOME        GAINS
                         --------------- -------------   -------------- --------------- ---------- ------------- ----------------
GROWTH FUND
 (CONT.)
 Class C
 10/01/96-
  06/30/97                  $  25.46        $ 0.45           $ 3.18        $   3.63      $  0.00     $   0.00        $  (3.51)
 9/30/96                       24.94         (0.12)            3.57            3.45         0.00         0.00           (2.93)
 9/30/95                       21.52         (0.04)            4.65            4.61         0.00         0.00           (1.19)
 9/30/94                       23.32         (0.04)            0.11            0.07         0.00         0.00           (1.87)
 9/30/93                       20.64         (0.07)            3.49            3.42         0.00         0.00           (0.74)
 9/30/92                       20.54         (0.01)            1.37            1.36        (0.01)        0.00           (1.25)
 9/30/91                       16.93          0.12             5.32            5.44        (0.17)        0.00           (1.66)
 9/30/90                       19.71          0.19            (1.67)          (1.48)       (0.18)        0.00           (1.12)
 9/30/89                       13.93          0.11             5.77            5.88        (0.10)        0.00            0.00
 9/30/88                       18.04          0.09            (2.96)          (2.87)       (0.11)        0.00           (1.13)
MID-CAP
 GROWTH FUND
 Class A
 01/13/97-
  06/30/97                  $  18.14        $(0.04)          $ 2.14        $   2.10      $  0.00     $   0.00        $   0.00
 Class B
 01/13/97-
  06/30/97                     18.14         (0.11)            2.14            2.03         0.00         0.00            0.00
 Class C
 01/13/97-
  06/30/97                     18.14         (0.10)            2.14            2.04         0.00         0.00            0.00
TARGET FUND
 Class A
 10/01/96-
  06/30/97                  $  17.11        $(0.04) (a)      $ 1.82 (a)    $   1.78      $  0.00     $   0.00        $  (2.07)
 9/30/96                       16.40         (0.05)            2.54            2.49         0.00         0.00           (1.78)
 9/30/95                       13.13         (0.02)            3.45            3.43         0.00         0.00           (0.16)
 9/30/94                       12.72         (0.04)            0.57            0.53         0.00         0.00           (0.12)
 12/17/92-
  9/30/93                      10.00         (0.02)            2.74            2.72         0.00         0.00            0.00
 Class B
 10/01/96-
  06/30/97                     16.58         (0.12) (a)        1.75 (a)        1.63         0.00         0.00           (2.07)
 9/30/96                       16.06         (0.09)            2.39            2.30         0.00         0.00           (1.78)
 5/22/95-
  9/30/95                      13.93         (0.05)            2.18            2.13         0.00         0.00            0.00
 Class C
 10/01/96-
  06/30/97                     16.58         (0.12) (a)        1.74 (a)        1.62         0.00         0.00           (2.07)
 9/30/96                       16.05         (0.16)            2.47            2.31         0.00         0.00           (1.78)
 9/30/95                       12.95         (0.12)            3.38            3.26         0.00         0.00           (0.16)
 9/30/94                       12.65         (0.14)            0.56            0.42         0.00         0.00           (0.12)
 12/17/92-
  9/30/93                      10.00         (0.09)            2.74            2.65         0.00         0.00            0.00
SMALL-CAP
 VALUE FUND
 Class A
 01/20/97-
  06/30/97                  $  14.02        $ 0.10           $ 1.63        $   1.73      $  0.00     $   0.00        $   0.00
 Class B
 01/20/97-
  06/30/97                     14.02          0.08             1.61            1.69         0.00         0.00            0.00
 Class C
 01/20/97-
  06/30/97                     14.02          0.08             1.61            1.69         0.00         0.00            0.00
OPPORTUNITY
 FUND
 Class A
 10/01/96-
  06/30/97                  $  37.36        $ 0.00           $(3.10)       $  (3.10)     $  0.00     $   0.00        $  (4.91)
 9/30/96                       39.08         (0.11)            6.12            6.01         0.00         0.00           (7.73)
 9/30/95                       28.87         (0.11)           11.19           11.08         0.00         0.00           (0.87)
 9/30/94                       33.43         (0.17)           (2.02)          (2.19)        0.00         0.00           (2.26)
 9/30/93                       19.84         (0.15)           14.00           13.85         0.00         0.00           (0.26)
 9/30/92                       17.95         (0.04)            3.61            3.57         0.00         0.00           (1.68)
 12/17/90-
  9/30/91                      11.78         (0.03)            6.20            6.17         0.00         0.00            0.00
 Class C
 10/01/96-
  06/30/97                     35.38         (0.04)           (3.05)          (3.09)        0.00         0.00           (4.91)
 9/30/96                       37.64         (0.35)            5.82            5.47         0.00         0.00           (7.73)
 9/30/95                       28.04         (0.34)           10.81           10.47         0.00         0.00           (0.87)
 9/30/94                       32.77         (0.38)           (1.98)          (2.36)        0.00         0.00           (2.26)
 9/30/93                       19.60         (0.34)           13.77           13.43         0.00         0.00           (0.26)
 9/30/92                       17.87         (0.18)            3.59            3.41         0.00         0.00           (1.68)
 9/30/91                       11.93         (0.11)            6.42            6.31         0.00         0.00           (0.37)
 9/30/90                       15.78         (0.01)           (2.13)          (2.14)        0.00         0.00           (1.71)
 9/30/89                       11.84         (0.03)            3.97            3.94         0.00         0.00            0.00
 9/30/88                       16.73          0.03            (2.34)          (2.31)       (0.03)        0.00           (2.55)

                         DISTRIBUTIONS
                         IN EXCESS OF
Selected Per Share Data  NET REALIZED
for the Period Ended:    CAPITAL GAINS
                         -------------
GROWTH FUND
 (CONT.)
 Class C
 10/01/96-
  06/30/97                 $   0.00
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 9/30/91                       0.00
 9/30/90                       0.00
 9/30/89                       0.00
 9/30/88                       0.00
MID-CAP
 GROWTH FUND
 Class A
 01/13/97-
  06/30/97                 $   0.00
 Class B
 01/13/97-
  06/30/97                     0.00
 Class C
 01/13/97-
  06/30/97                     0.00
TARGET FUND
 Class A
 10/01/96-
  06/30/97                 $   0.00
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 12/17/92-
  9/30/93                      0.00
 Class B
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 5/22/95-
  9/30/95                      0.00
 Class C
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 12/17/92-
  9/30/93                      0.00
SMALL-CAP
 VALUE FUND
 Class A
 01/20/97-
  06/30/97                 $   0.00
 Class B
 01/20/97-
  06/30/97                     0.00
 Class C
 01/20/97-
  06/30/97                     0.00
OPPORTUNITY
 FUND
 Class A
 10/01/96-
  06/30/97                 $   0.00
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 12/17/90-
  9/30/91                      0.00
 Class C
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 9/30/91                       0.00
 9/30/90                       0.00
 9/30/89                       0.00
 9/30/88                       0.00

*Annualized
(a) Per share amounts based upon average number of shares outstanding during the period.


10  PIMCO Funds: Multi-Manager Series

                                                                                               RATIO OF NET
                                                                                   RATIO OF    INVESTMENT
DISTRIBUTIONS  TAX BASIS                NET ASSET                                  EXPENSES TO INCOME TO
FROM           RETURN OF  TOTAL         VALUE END OF              NET ASSETS END   AVERAGE NET AVERAGE NET  PORTFOLIO
EQUALIZATION   CAPITAL    DISTRIBUTIONS PERIOD       TOTAL RETURN OF PERIOD (000S) ASSETS      ASSETS       TURNOVER RATE
-------------  ---------  ------------- ------------ ------------ ---------------- ----------- ------------ -------------

  $   0.00     $   0.00     $  (3.51)     $  25.58       15.27%       $1,514,432       1.86%*      (0.61)%*         94%
      0.00         0.00        (2.93)        25.46       15.22         1,450,216       1.86        (0.51)          104
      0.00         0.00        (1.19)        24.94       22.80         1,290,152       1.90        (0.20)          111
      0.00         0.00        (1.87)        21.52        0.50         1,085,427       1.90        (0.20)          115
      0.00         0.00        (0.74)        23.32       16.90         1,077,490       1.90        (0.30)          110
      0.00         0.00        (1.26)        20.64        6.90           853,121       1.90        (0.10)           92
      0.00         0.00        (1.83)        20.54       35.10           564,398       1.80         0.60            95
      0.00         0.00        (1.30)        16.93       (8.00)          314,075       1.70         1.00            89
      0.00         0.00        (0.10)        19.71       42.40           373,490       1.70         0.70            83
      0.00         0.00        (1.24)        13.93      (14.80)          338,493       1.80         0.60           104

  $   0.00     $   0.00     $   0.00      $  20.24       11.58%       $   12,184       1.11%*       0.17%*          82%

      0.00         0.00         0.00         20.17       11.19            28,259       1.85*       (0.58)*          82

      0.00         0.00         0.00         20.18       11.25            53,686       1.86*       (0.58)*          82


  $   0.00     $   0.00     $  (2.07)     $  16.82       11.19%       $  150,689       1.20%*      (0.31)%*        145%
      0.00         0.00        (1.78)        17.11       16.50           156,027       1.18        (0.34)          141
      0.00         0.00        (0.16)        16.40       26.50           121,915       1.20        (0.10)          128
      0.00         0.00        (0.12)        13.13        4.20            90,527       1.20        (0.30)          104
      0.00         0.00         0.00         12.72       27.20            48,787       1.30*       (0.30)*          76

      0.00         0.00        (2.07)        16.14       10.58            67,531       1.94*       (1.05)*         145
      0.00         0.00        (1.78)        16.58       15.58            49,851       1.93        (1.09)          141
      0.00         0.00         0.00         16.06       15.30             7,554       2.00*       (0.90)*         128

      0.00         0.00        (2.07)        16.13       10.52           969,317       1.94*       (1.06)*         145
      0.00         0.00        (1.78)        16.58       15.66           974,948       1.93        (1.09)          141
      0.00         0.00        (0.16)        16.05       25.60           780,355       2.00        (0.90)          128
      0.00         0.00        (0.12)        12.95        3.40           556,043       2.00        (1.10)          104
      0.00         0.00         0.00         12.65       26.50           298,238       2.00*       (1.00)*          76


  $   0.00     $   0.00     $   0.00      $  15.75       12.34%       $    6,563       1.30%*       1.94%*          48%

      0.00         0.00         0.00         15.71       12.05            11,077       2.04*        1.23*           48

      0.00         0.00         0.00         15.71       12.05            20,637       2.05*        1.13*           48


  $   0.00     $   0.00     $  (4.91)     $  29.35       (8.87)%      $  213,484       1.25%*      (0.12)%*         69%
      0.00         0.00        (7.73)        37.36       18.35           134,859       1.13        (0.32)           91
      0.00         0.00        (0.87)        39.08       39.70           120,830       1.20        (0.40)          102
      0.00        (0.11)       (2.37)        28.87       (6.70)           95,261       1.10        (0.60)           78
      0.00         0.00        (0.26)        33.43       70.40           106,666       1.20        (0.60)          105
      0.00         0.00        (1.68)        19.84       21.60            22,454       1.30        (0.20)           94
      0.00         0.00         0.00         17.95       70.90             1,623       1.40*       (0.50)*         145

      0.00         0.00        (4.91)        27.38       (9.40)          629,446       1.97*       (0.95)*          69
      0.00         0.00        (7.73)        35.38       17.47           800,250       1.88        (1.07)           91
      0.00         0.00        (0.87)        37.64       38.60           715,191       1.90        (1.10)          102
      0.00        (0.11)       (2.37)        28.04       (7.40)          553,460       1.90        (1.40)           78
      0.00         0.00        (0.26)        32.77       69.10           618,193       2.00        (1.30)          105
      0.00         0.00        (1.68)        19.60       20.80           179,081       2.00        (1.00)           94
      0.00         0.00        (0.37)        17.87       54.40            58,656       2.00        (0.80)          145
      0.00         0.00        (1.71)        11.93      (14.80)           33,472       1.90        (0.10)          106
      0.00         0.00         0.00         15.78       33.30            51,680       1.90        (0.20)          153
      0.00         0.00        (2.58)        11.84       (9.00)           51,062       2.00        (0.30)          125
DISTRIBUTIONS
FROM           AVERAGE
EQUALIZATION   COMMISSION RATE
-------------- ---------------

  $   0.00        $   0.05
      0.00            0.07
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00

  $   0.00        $   0.06

      0.00            0.06

      0.00            0.06


  $   0.00        $   0.04
      0.00            0.06
      0.00
      0.00
      0.00

      0.00            0.04
      0.00            0.06
      0.00

      0.00            0.04
      0.00            0.06
      0.00
      0.00
      0.00


  $   0.00        $   0.06

      0.00            0.06

      0.00            0.06


  $   0.00        $   0.06
      0.00            0.07
      0.00
      0.00
      0.00
      0.00
      0.00

      0.00            0.06
      0.00            0.07
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00


                                              April 1, 1998 Prospectus       11

                                                         NET REALIZED/                  DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS
                         NET ASSET VALUE NET             UNREALIZED     TOTAL INCOME    FROM NET   EXCESS OF NET FROM NET
Selected Per Share Data  BEGINNING       INVESTMENT      GAIN (LOSS) ON FROM INVESTMENT INVESTMENT INVESTMENT    REALIZED CAPITAL
for the Period Ended:    OF PERIOD       INCOME (LOSS)   INVESTMENTS    OPERATIONS      INCOME     INCOME        GAINS
                         --------------- -------------   -------------- --------------- ---------- ------------- ----------------
INTERNATIONAL
 DEVELOPED FUND
 Class A
 01/20/97-
  06/30/97                  $  11.71        $ 0.09 (a)       $ 1.28 (a)    $   1.37      $  0.00     $   0.00        $   0.00
 Class B
 01/20/97-
  06/30/97                     11.71          0.06 (a)         1.29 (a)        1.35         0.00         0.00            0.00
 Class C
 01/20/97-
  06/30/97                     11.71          0.06 (a)         1.29 (a)        1.35         0.00         0.00            0.00
INTERNATIONAL
 FUND (II)
 Class A
 10/01/96-
  06/30/97                  $  13.03        $ 0.29           $ 1.33        $   1.62      $  0.00     $   0.00        $  (0.39)
 9/30/96                       12.19          0.07             0.77            0.84         0.00         0.00            0.00
 9/30/95                       12.92          0.07            (0.56)          (0.49)        0.00         0.00           (0.24)
 9/30/94                       12.17          0.04             0.94            0.98         0.00         0.00           (0.23)
 9/30/93                       10.04          0.07             2.80            2.87         0.00         0.00           (0.74)
 9/30/92                       10.54          0.05            (0.37)          (0.32)        0.00         0.00           (0.18)
 2/1/91-9/30/91                 9.48          0.02             1.04            1.06         0.00         0.00            0.00
 Class B
 10/01/96-
  06/30/97                     12.48          0.16             1.31            1.47         0.00         0.00           (0.39)
 9/30/96                       11.75          0.00 (a)         0.73 (a)        0.73         0.00         0.00            0.00
 5/22/95-
  9/30/95                      11.30          0.00             0.45            0.45         0.00         0.00            0.00
 Class C
 10/01/96-
  06/30/97                     12.47          0.18             1.29            1.47         0.00         0.00           (0.39)
 9/30/96                       11.75         (0.05)            0.77            0.72         0.00         0.00            0.00
 9/30/95                       12.56         (0.02)           (0.55)          (0.57)        0.00         0.00           (0.24)
 9/30/94                       11.92         (0.06)            0.93            0.87         0.00         0.00           (0.23)
 9/30/93                        9.92         (0.01)            2.75            2.74         0.00         0.00           (0.74)
 9/30/92                       10.49         (0.06)           (0.33)          (0.39)        0.00         0.00           (0.18)
 9/30/91                       10.04         (0.08)            1.76            1.68         0.00         0.00           (1.23)
 9/30/90                       13.33         (0.10)           (2.02)          (2.12)        0.00         0.00           (1.17)
 9/30/89                       10.07         (0.18)            3.44            3.26         0.00         0.00            0.00
 9/30/88                       12.87         (0.10)           (1.83)          (1.93)        0.00         0.00           (0.87)
EMERGING MARKETS
 FUND
 Class A
 01/20/97-
  06/30/97                  $  12.82        $ 0.09 (a)       $ 1.03 (a)    $   1.12      $  0.00     $   0.00        $   0.00
 Class B
 01/20/97-
  06/30/97                     12.82          0.03 (a)         1.04 (a)        1.07         0.00         0.00            0.00
 Class C
 01/20/97-
  06/30/97                     12.82          0.04 (a)         1.03 (a)        1.07         0.00         0.00            0.00
INNOVATION FUND
 Class A
 10/01/96-
  06/30/97                  $  17.26        $ 0.07           $ 0.36        $   0.43      $  0.00     $   0.00        $  (0.26)
 9/30/96                       14.74         (0.07)            2.94            2.87         0.00         0.00           (0.35)
 12/22/94-
  9/30/95                      10.00         (0.06) (b)        4.80            4.74         0.00         0.00            0.00
 Class B
 10/01/96-
  06/30/97                     17.04         (0.03)            0.35            0.32         0.00         0.00           (0.26)
 9/30/96                       14.66         (0.11)            2.84            2.73         0.00         0.00           (0.35)
 5/22/95-
  9/30/95                      11.81         (0.08)            2.93            2.85         0.00         0.00            0.00
 Class C
 10/01/96-
  06/30/97                     17.04         (0.02)            0.33            0.31         0.00         0.00           (0.26)
 9/30/96                       14.65         (0.15)            2.89            2.74         0.00         0.00           (0.35)
 12/22/94-
  9/30/95                      10.00         (0.13) (b)        4.78            4.65         0.00         0.00            0.00
                         DISTRIBUTIONS
                         IN EXCESS OF
Selected Per Share Data  NET REALIZED
for the Period Ended:    CAPITAL GAINS
                         -------------
INTERNATIONAL
 DEVELOPED FUND
 Class A
 01/20/97-
  06/30/97                 $   0.00
 Class B
 01/20/97-
  06/30/97                     0.00
 Class C
 01/20/97-
  06/30/97                     0.00
INTERNATIONAL
 FUND (II)
 Class A
 10/01/96-
  06/30/97                 $   0.00
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 2/1/91-9/30/91                0.00
 Class B
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 5/22/95-
  9/30/95                      0.00
 Class C
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 9/30/91                       0.00
 9/30/90                       0.00
 9/30/89                       0.00
 9/30/88                       0.00
EMERGING MARKETS
 FUND
 Class A
 01/20/97-
  06/30/97                 $   0.00
 Class B
 01/20/97-
  06/30/97                     0.00
 Class C
 01/20/97-
  06/30/97                     0.00
INNOVATION FUND
 Class A
 10/01/96-
  06/30/97                 $   0.00
 9/30/96                       0.00
 12/22/94-
  9/30/95                      0.00
 Class B
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 5/22/95-
  9/30/95                      0.00
 Class C
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 12/22/94-
  9/30/95                      0.00

*Annualized
 (a) Per share amounts based upon average number of shares outstanding during the period.
 (b) Reflecting voluntary waiver of investment advisory fee of $4,666 (0.00 per share) by the Advisor.
 (ii) The information provided for the International Fund reflects results of operations under the Fund's former investment objective and policies through August 31, 1992; such results would not necessarily have been achieved had the Fund's current objective and policies then been in effect. On November 15, 1994, Blairlogie became the Portfolio Manager of the Fund.


12  PIMCO Funds: Multi-Manager Series

                                                                                              RATIO OF NET
                                                                                  RATIO OF    INVESTMENT
DISTRIBUTIONS  TAX BASIS               NET ASSET                                  EXPENSES TO INCOME TO
FROM           RETURN OF TOTAL         VALUE END OF              NET ASSETS END   AVERAGE NET AVERAGE NET  PORTFOLIO
EQUALIZATION   CAPITAL   DISTRIBUTIONS PERIOD       TOTAL RETURN OF PERIOD (000S) ASSETS      ASSETS       TURNOVER RATE
-------------  --------- ------------- ------------ ------------ ---------------- ----------- ------------ -------------


  $   0.00     $   0.00    $   0.00      $  13.08       11.70%       $    318         1.54%*       1.74%*          77%

      0.00         0.00        0.00         13.06       11.53           1,123         2.28*        1.08*           77

      0.00         0.00        0.00         13.06       11.53           2,526         2.28*        1.07*           77
  $   0.00     $   0.00    $  (0.39)     $  14.26       12.82%       $ 18,287         1.51%*       0.58%*          59%
      0.00         0.00        0.00         13.03        6.89          20,056         1.41         0.49           110
      0.00         0.00       (0.24)        12.19       (3.70)         17,951         1.50         0.60           170
      0.00         0.00       (0.23)        12.92        8.20          23,289         1.40         0.30            55
      0.00         0.00       (0.74)        12.17       30.40          11,992         1.40         0.60            68
      0.00         0.00       (0.18)        10.04       (3.10)            471         1.90         0.50           160
      0.00         0.00        0.00         10.54       17.30              22         1.90*        0.70*          107

      0.00         0.00       (0.39)        13.56       12.17           8,676         2.26*        0.18*           59
      0.00         0.00        0.00         12.48        6.21           5,893         2.16        (0.26)          110
      0.00         0.00        0.00         11.75        4.00             503         2.30*       (0.10)*         170

      0.00         0.00       (0.39)        13.55       12.18         168,446         2.25*       (0.25)*          59
      0.00         0.00        0.00         12.47        6.13         203,544         2.16        (0.26)          110
      0.00         0.00       (0.24)        11.75       (4.50)        215,349         2.20        (0.20)          170
      0.00         0.00       (0.23)        12.56        7.40         294,492         2.20        (0.50)           55
      0.00         0.00       (0.74)        11.92       29.40         147,194         2.20        (0.10)           68
      0.00         0.00       (0.18)         9.92       (3.80)         28,299         2.60        (0.60)          160
      0.00         0.00       (1.23)        10.49       18.30          33,594         2.60        (0.20)          107
      0.00         0.00       (1.17)        10.04      (17.40)         36,282         2.30        (0.30)           93
      0.00         0.00        0.00         13.33       32.40          56,150         2.30        (0.70)           84
      0.00         0.00       (0.87)        10.07      (14.00)         60,394         2.40        (0.50)           95


  $   0.00     $   0.00    $   0.00      $  13.94        8.74%       $    214         1.89%*       1.52%*          74%

      0.00         0.00        0.00         13.89        8.35             308         2.62*        0.47*           74

      0.00         0.00        0.00         13.89        8.35           1,833         2.63*        0.66*           74


  $   0.00     $   0.00    $  (0.26)     $  17.43        2.41%       $ 56,215         1.28%*      (0.68)%*         80%
      0.00         0.00       (0.35)        17.26       19.86          50,067         1.31        (0.61)          123
      0.00         0.00        0.00         14.74       47.40          28,239         1.40*       (0.60)*          86

      0.00         0.00       (0.26)        17.10        1.79          51,472         2.03*       (1.43)*          80
      0.00         0.00       (0.35)        17.04       18.99          33,778         2.06        (1.36)          123
      0.00         0.00        0.00         14.66       24.10           6,509         2.30*       (1.70)*          86

      0.00         0.00       (0.26)        17.09        1.73         162,889         2.03*       (1.43)*          80
      0.00         0.00       (0.35)        17.04       19.08         137,752         2.06        (1.36)          123
      0.00         0.00        0.00         14.65       46.50          63,952         2.20*       (1.40)*          86
DISTRIBUTIONS
FROM           AVERAGE
EQUALIZATION   COMMISSION RATE
-------------- ---------------


  $   0.00        $   0.03

      0.00            0.03

      0.00            0.03
  $   0.00        $   0.00
      0.00            0.00
      0.00
      0.00
      0.00
      0.00
      0.00

      0.00            0.00
      0.00            0.00
      0.00

      0.00            0.00
      0.00            0.00
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00


  $   0.00        $   0.00

      0.00            0.00

      0.00            0.00


  $   0.00        $   0.05
      0.00            0.06
      0.00

      0.00            0.05
      0.00            0.06
      0.00

      0.00            0.05
      0.00            0.06
      0.00


                                              April 1, 1998 Prospectus       13

                                                       NET REALIZED/                  DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS
                         NET ASSET VALUE NET           UNREALIZED     TOTAL INCOME    FROM NET   EXCESS OF NET FROM NET
Selected Per Share Data  BEGINNING       INVESTMENT    GAIN (LOSS) ON FROM INVESTMENT INVESTMENT INVESTMENT    REALIZED CAPITAL
for the Period Ended:    OF PERIOD       INCOME (LOSS) INVESTMENTS    OPERATIONS      INCOME     INCOME        GAINS
                         --------------- ------------- -------------- --------------- ---------- ------------- ----------------
PRECIOUS MET-
 ALS FUND
 (III)
 Class A
 10/01/96-
  06/30/97                  $  12.12       $   0.17       $  (3.29)      $  (3.12)     $  0.00     $   0.00        $   0.00
 9/30/96                       12.33           0.03          (0.24)         (0.21)        0.00         0.00            0.00
 9/30/95                       14.14           0.07          (1.88)         (1.81)        0.00         0.00            0.00
 9/30/94                       10.32           0.08           3.74           3.82         0.00         0.00            0.00
 9/30/93                        7.54           0.06           2.72           2.78         0.00         0.00            0.00
 9/30/92                        7.51          (0.01)          0.04           0.03         0.00         0.00            0.00
 2/1/91-
  9/30/91                       7.19          (0.07)          0.39           0.32         0.00         0.00            0.00
 Class B
 10/01/96-
  06/30/97                     11.62           0.00          (3.03)         (3.03)        0.00         0.00            0.00
 9/30/96                       11.90          (0.03)         (0.25)         (0.28)        0.00         0.00            0.00
 6/15/95-
  9/30/95                      11.61          (0.01)          0.30           0.29         0.00         0.00            0.00
 Class C
 10/01/96-
  06/30/97                     11.62          (0.03)         (2.99)         (3.02)        0.00         0.00            0.00
 9/30/96                       11.90          (0.07)         (0.21)         (0.28)        0.00         0.00            0.00
 9/30/95                       13.75          (0.02)         (1.83)         (1.85)        0.00         0.00            0.00
 9/30/94                       10.11          (0.02)          3.66           3.64         0.00         0.00            0.00
 9/30/93                        7.44          (0.02)          2.69           2.67         0.00         0.00            0.00
 9/30/92                        7.46          (0.06)          0.04          (0.02)        0.00         0.00            0.00
 9/30/91                        9.40          (0.05)         (1.89)         (1.94)        0.00         0.00            0.00
 9/30/90                        9.86          (0.05)         (0.41)         (0.46)        0.00         0.00            0.00
 10/10/88-
  9/30/89                      10.00          (0.05)         (0.08)         (0.13)       (0.01)        0.00            0.00
BALANCED FUND
 Class A
 01/20/97-
  06/30/97                  $  10.77       $   0.21       $   0.58       $   0.79      $ (0.16)    $   0.00        $   0.00
 Class B
 01/20/97-
  06/30/97                     10.77           0.19           0.58           0.77        (0.15)        0.00            0.00
 Class C
 01/20/97-
  06/30/97                     10.77           0.18           0.58           0.76        (0.14)        0.00            0.00
                         DISTRIBUTIONS
                         IN EXCESS OF
Selected Per Share Data  NET REALIZED
for the Period Ended:    CAPITAL GAINS
                         -------------
PRECIOUS MET-
 ALS FUND
 (III)
 Class A
 10/01/96-
  06/30/97                 $  (0.17)
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 2/1/91-
  9/30/91                      0.00
 Class B
 10/01/96-
  06/30/97                    (0.17)
 9/30/96                       0.00
 6/15/95-
  9/30/95                      0.00
 Class C
 10/01/96-
  06/30/97                    (0.17)
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 9/30/91                       0.00
 9/30/90                       0.00
 10/10/88-
  9/30/89                      0.00
BALANCED FUND
 Class A
 01/20/97-
  06/30/97                 $   0.00
 Class B
 01/20/97-
  06/30/97                     0.00
 Class C
 01/20/97-
  06/30/97                     0.00

*Annualized
(iii) The information provided for the Precious Metals Fund reflects results of operations under the Fund's former investment objective and policies through November 14, 1994; such results would not necessarily have been achieved had the Fund's current objective and policies then been in effect.


14  PIMCO Funds: Multi-Manager Series

                                                                                              RATIO OF NET
                                                                                  RATIO OF    INVESTMENT
DISTRIBUTIONS  TAX BASIS               NET ASSET                                  EXPENSES TO INCOME TO
FROM           RETURN OF TOTAL         VALUE END OF              NET ASSETS END   AVERAGE NET AVERAGE NET  PORTFOLIO
EQUALIZATION   CAPITAL   DISTRIBUTIONS PERIOD       TOTAL RETURN OF PERIOD (000S) ASSETS      ASSETS       TURNOVER RATE
-------------  --------- ------------- ------------ ------------ ---------------- ----------- ------------ -------------


  $   0.00     $   0.00    $  (0.17)     $   8.83      (26.05)%      $  4,016         1.37%*       0.33%*          46%
      0.00         0.00        0.00         12.12       (1.70)          6,245         1.32         0.19            35
      0.00         0.00        0.00         12.33      (12.80)          7,670         1.40         0.60             9
      0.00         0.00        0.00         14.14       37.00          11,229         1.30         0.60            11
      0.00         0.00        0.00         10.32       36.90           3,425         1.40         0.60            10
      0.00         0.00        0.00          7.54        0.40             668         1.90        (0.10)           30
      0.00         0.00        0.00          7.51        6.80             514         2.10*       (1.40)*          19

      0.00         0.00       (0.17)         8.42      (26.40)          4,248         2.13*       (0.33)*          46
      0.00         0.00        0.00         11.62       (2.35)          2,218         2.07        (0.56)           35
      0.00         0.00        0.00         11.90        2.50             251         2.20*       (0.20)*           9

      0.00         0.00       (0.17)         8.43      (26.31)         25,113         2.15*       (0.41)*          46
      0.00         0.00        0.00         11.62       (2.35)         37,609         2.07        (0.56)           35
      0.00         0.00        0.00         11.90      (13.50)         42,341         2.20        (0.20)            9
      0.00         0.00        0.00         13.75       36.00          62,825         2.10        (0.20)           11
      0.00         0.00        0.00         10.11       35.90          23,884         2.20        (0.20)           10
      0.00         0.00        0.00          7.44       (0.30)          6,633         2.60        (0.80)           30
      0.00         0.00        0.00          7.46      (20.60)          6,995         2.40        (0.80)           19
      0.00         0.00        0.00          9.40       (4.70)          9,918         2.40        (0.80)           23
      0.00         0.00       (0.01)         9.86       (1.30)          6,630         2.50        (0.60)            9


  $   0.00     $   0.00    $  (0.16)     $  11.40        7.42%       $    366         1.15%*       3.01%*         199%

      0.00         0.00       (0.15)        11.39        7.15           1,124         1.90*        2.28*          199

      0.00         0.00       (0.14)        11.39        7.12             921         1.90*        2.26*          199

DISTRIBUTIONS
FROM           AVERAGE
EQUALIZATION   COMMISSION RATE
-------------- ---------------


  $   0.00        $   0.03
      0.00            0.02
      0.00
      0.00
      0.00
      0.00
      0.00

      0.00            0.03
      0.00            0.02
      0.00

      0.00            0.03
      0.00            0.02
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00
      0.00


  $   0.00        $   0.06

      0.00            0.06

      0.00            0.06



                                              April 1, 1998 Prospectus       15

             Investment Objectives and Policies


             The investment objective and general investment policies of each Fund are described below. There can be no assurance that the in-vestment objective of any Fund will be achieved. Because the mar-ket value of each Fund's investments will change, the net asset value per share of each Fund will also vary. Specific portfolio securities eligible for purchase by the Funds, investment tech-niques that may be used by the Funds, and the risks associated with these securities and techniques are described more fully un-der "Characteristics and Risks of Securities and Investment Tech-niques" in this Prospectus and "Investment Objectives and Poli-cies" in the Statement of Additional Information. For information on other investment policies of the Equity Income, Renaissance, Value, Capital Appreciation, Growth, Mid-Cap Growth, Target, Small-Cap Value, Opportunity, International Developed, Interna-tional, Emerging Markets, Innovation and Precious Metals Funds (together, the "Stock Funds"), see "Investment Objectives and Policies--Stock Funds" below.


FUND         BALANCED FUND seeks total return consistent with prudent invest-
DESCRIPTIONS ment management. The Fund attempts to achieve this objective through a management policy of investing in the following asset classes: common stock, fixed income securities, and money market instruments. The proportion of the Fund's total assets allocated among common stocks, fixed income securities, and money market in-struments will vary from time to time and will be determined by the Advisor. In determining the allocation of the Fund's assets among the three asset classes, the Advisor will employ asset allo-cation principles which take into account certain economic fac-tors, market conditions, and the expected relative total return and risk of the various asset classes. Under normal circumstances, it is anticipated that the Fund will generally maintain a balance among the types of securities in which it invests. Thus, the Fund will normally maintain 40% to 65% of its assets in common stock, at least 25% of its assets in fixed income securities, and less than 10% of its assets in money market instruments. However, in no event would the Fund invest in any common stock if, at the time of investment, more than 80% of the Fund's assets would be invested in common stock; in no event would the Fund invest in a fixed in-come security (other than a short-term instrument) if, at the time of investment, more than 80% of the Fund's assets would be in-vested in fixed income securities; nor would the Fund invest in a money market instrument if, at the time of investment, more than
             60% of its assets would be invested in money market instruments.
                In managing the Fund, the Advisor uses a specialist approach and has engaged three of the Trust's Portfolio Managers to manage certain portions of the Fund's assets. The portion of the assets of the Fund allocated by the Advisor for investment in common stock (the "Common Stock Segment") will be further allocated by the Advisor for investment by NFJ and Cadence. The portion of the Common Stock Segment allocated to NFJ will be managed in accor-dance with the investment policies of the Value Fund; the portion allocated to Cadence will be managed in accordance with the in-vestment policies of the Capital Appreciation Fund. Allocations of the Common Stock Segment to NFJ and Cadence will vary from time to time as determined by the Advisor.
                The portion of the assets of the Fund allocated by the Advisor for investment in fixed income debt securities (the "Fixed Income
             Securities Segment") will be managed by Pacific Investment Manage-ment. The Fund may invest the Fixed Income Securities Segment in the following types of securities: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corpo-rate debt securities, including convertible securities and corpo-rate commercial paper; mortgage-related and other asset-backed se-curities; inflation-indexed bonds issued by both governments and corporations; structured notes and loan participations; bank cer-tificates of deposit, fixed time deposits and bankers' accept-ances; repurchase agreements and reverse repurchase agreements;
             obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Fixed income securities may have fixed, variable, or floating rates of interest.

                The Fund invests the Fixed Income Securities Segment in fixed income securities of varying maturities. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) that Pacific Investment Management be-lieves to be relatively undervalued. Fixed income securities in which the Fund may invest will, at the time of investment, be rated Baa or better by Moody's Investors Service, Inc. ("Moody's"), BBB or


16  PIMCO Funds: Multi-Manager Series
            better by Standard & Poor's Ratings Services ("S&P") or, if not rated by Moody's or S&P, will be of comparable quality as deter-mined by Pacific Investment Management, except that up to 10% of the Fixed Income Securities Segment may be invested in lower rated securities that are rated B or higher by Moody's or S&P or, if not rated by Moody's or S&P, determined by Pacific Investment Manage-ment to be of comparable quality. High yield fixed income securi-ties rated lower than Baa by Moody's or BBB by S&P, or of equiva-lent quality, are not considered to be investment grade, and are commonly referred to as "junk bonds." Securities rated below in-vestment grade and comparable unrated securities are subject to greater risks than higher quality fixed income securities. See "Characteristics and Risks of Securities and Investment Tech-niques--Risks of High Yield Securities ("Junk Bonds")." The Fund also may invest up to 20% of the Fixed Income Securities Segment in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Investing in securities denominated in foreign currencies and securities of foreign issuers involves special risks and con-siderations not typically associated with investing in U.S. secu-rities. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securi-ties."
               Each Portfolio Manager generally invests a portion of its allo-
            cation in liquid securities to facilitate redemptions. In addi-tion, PIMCO Advisors reserves the right to allocate a portion of the Fund's assets (the "Money Market Segment") for investment in money market instruments and reserves the right to manage the in-vestment of such assets. Because of the Fund's flexible investment policy, portfolio turnover may be greater than for a fund that does not allocate assets among various types of securities. See "Characteristics and Risks of Securities and Investment Tech-niques--Portfolio Turnover."
               The Fund may engage in the purchase and writing of put and call options on debt securities and securities indexes and may also purchase or sell interest rate futures contracts, stock index futures contracts, and options thereon. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. With respect to securities of the Fixed Income Securities Segment denominated in foreign currencies, the Fund may engage in foreign currency exchange transactions by means of buying or selling foreign currencies on a spot basis, en-tering into forward foreign currency contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Fund's in-vestment or anticipated investment in securities denominated in foreign currencies and for purposes of increasing exposure to a particular foreign currency or to shift exposure to foreign cur-rency fluctuations from one country to another.

            EQUITY INCOME FUND seeks current income as a primary investment objective, and long-term growth of capital as a secondary objec-tive. The Fund invests primarily in common stocks characterized by having below-average price to earnings ("P/E") ratios and higher dividend yields relative to their industry groups. In selecting securities, the Portfolio Manager classifies a universe of approx-imately 2,000 stocks by industry, each of which has a minimum mar-ket capitalization of $200 million at the time of investment. The universe is then screened to find the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. From this group, approximately 25 stocks with the highest yields are chosen for the Fund. The universe is then rescreened to find the highest yielding stock in each industry, subject to ap-plication of quality and price momentum screens. From this group, approximately 25 stocks with the lowest P/E ratios are added to the Fund. Although quarterly rebalancing is a general rule, re-placements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio or higher dividend yield than the current Fund holding. The Portfolio Manager for the Equity Income Fund is NFJ.

            RENAISSANCE FUND seeks long-term growth of capital and income. The Fund invests primarily in a variety of income-producing equity se-curities. Income-producing equity securities include common stocks that pay dividends, preferred stocks and securities (including debt securities) that are convertible into common stocks ("con-vertible securities").

               The Fund may invest a portion of its assets in preferred stocks and convertible securities rated at least B by Moody's or S&P (or similarly rated by another Nationally Recognized Statistical Rat-ing Organization ("NRSRO"),


                                                    April 1, 1998 Prospectus  17
            or unrated but determined by the Portfolio Manager to be of compa-rable quality), and may invest up to 10% of its total assets in convertible securities rated below B by Moody's or S&P (or simi-larly rated by another NRSRO or unrated but determined by the Portfolio Manager to be of comparable quality). Securities rated
            Ba or below by Moody's or BB or below by S&P (or of similar quali-ty) are not considered to be of "investment grade" quality. These lesser rated debt securities may involve special risks. See "Char-acteristics and Risks of Securities and Investment Techniques-- Risks of High Yield Securities ("Junk Bonds")." Although the Fund reserves the right to do so at any time, as of the date of this Prospectus, it does not invest or have the present intention to invest 35% or more of its net assets in securities that are not considered to be of "investment grade" quality. The Fund will not invest in convertible securities that are in default at the time of acquisition.
               The non-convertible debt securities in which the Fund may in-
            vest include corporate or government debt securities of any matu-rity, including zero coupon securities. These non-convertible debt securities may be rated B or higher by Moody's or S&P (or simi-larly rated by another NRSRO or unrated and determined by the Portfolio Manager to be of comparable quality). The Fund may in-vest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typ-ically associated with investing in U.S. companies. For a discus-sion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities and securi-ties indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Manager for the Renaissance Fund is Columbus Circle.

            VALUE FUND seeks long-term growth of capital and income. The Fund invests primarily in common stocks characterized by having below-average P/E ratios relative to their industry group. In selecting securities, the Portfolio Manager classifies a universe of approx-imately 2,000 stocks by industry, each of which has a minimum mar-ket capitalization of $200 million at the time of investment. The universe is then screened to find the stocks with the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. The stocks in each industry with the low-est P/E ratios that pass the quality and price momentum screens are then selected for the Fund. The Fund usually invests in ap-proximately 50 stocks. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holdings. The Portfolio Manager for the Value Fund is NFJ.

            CAPITAL APPRECIATION FUND seeks growth of capital. The Fund in-vests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of the approximately 1,000 largest market capitalization stocks, all of which are those of companies with market capitalizations of at least $100 million at the time of in-vestment. The Fund usually invests in approximately 60 to 100 com-mon stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor rela-tive price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Portfolio Manager for the Capital Appre-ciation Fund is Cadence.

            GROWTH FUND seeks long-term growth of capital. Income is an inci-dental consideration. The Fund invests primarily in common stocks of companies with medium to large market capitalizations. The Fund may invest a portion of its assets in securities of foreign is-suers traded in foreign securities markets (not including Eurodol-lar certificates of


18  PIMCO Funds: Multi-Manager Series
            deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Tech-niques--Foreign Securities." The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign cur-rency contracts. The Portfolio Manager for the Growth Fund is Co-lumbus Circle.

            MID-CAP GROWTH FUND seeks growth of capital. The Fund invests pri-marily in common stocks of middle capitalization companies that have improving fundamentals (such as growth of earnings and divi-dends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of companies with market capitalizations in excess of $500 million at the time of invest-ment, excluding the 200 companies with the highest market capital-ization. The Fund usually invests in approximately 60 to 100 com-mon stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor rela-tive price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Portfolio Manager for the Mid-Cap Growth Fund is Cadence.

            TARGET FUND seeks capital appreciation. No consideration is given to income. The Fund invests primarily in common stocks of compa-nies with medium market capitalizations. The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Tech-niques--Foreign Securities." The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign cur-rency contracts. The Portfolio Manager for the Target Fund is Co-lumbus Circle.

            SMALL-CAP VALUE FUND seeks long-term growth of capital and income. The Fund invests primarily in common stocks of companies with mar-ket capitalizations between $50 million and $1 billion at the time of investment. In selecting securities, the Portfolio Manager di-vides a universe of up to approximately 2,000 stocks into quar-tiles based upon P/E ratio. The lowest quartile in P/E ratio is screened for market capitalizations between $50 million and $1 billion, subject to application of quality and price momentum screens. Approximately 100 stocks with the lowest P/E ratios are combined in the Fund, subject to limits on the weighting for any one industry. Although quarterly rebalancing is a general rule, replacements are made whenever a holding achieves a higher P/E ra-tio than the S&P 500's P/E ratio or its industry average P/E ra-tio, or when an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holding. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated there-with. The Portfolio Manager for the Small-Cap Value Fund is NFJ.

            OPPORTUNITY FUND seeks capital appreciation. No consideration is given to income. Except to the extent described under "How to Buy Shares--Limited Offering of Shares of the Opportunity Fund to New Investors," the Fund is closed to new investors. The Fund invests primarily in common stocks of companies with market capitaliza-tions of less than $1.5 billion. The Fund is intended for aggres-sive investors seeking above-average gains and willing to accept the greater risks associated therewith.


                                                    April 1, 1998 Prospectus  19

               The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not includ-ing Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and consider-ations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securi-ties and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Man-ager for the Opportunity Fund is Columbus Circle.

            INTERNATIONAL DEVELOPED FUND seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of interna-tional equity securities. The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index ("EAFE Index") is used as a basis for choosing the countries in which the Fund invests. However, the Fund is not limited to the countries and weightings of the EAFE Index. Under normal market conditions, the Fund will invest no more than 35% of its assets in securities issued by com-panies located in countries that the Portfolio Manager determines, on the basis of market capitalization, liquidity, and other con-siderations, to have underdeveloped securities markets. The Port-folio Manager applies two levels of screening in selecting invest-ments for the Fund. First, an active country selection model ana-lyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant country universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors), and performance relative to the industry, price to earnings ratios, and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase and also provides a sell discipline for fully valued securities. In select-ing securities, the Portfolio Manager considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.
               For purposes of allocating the Fund's investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a signifi-cant portion of its revenues, or in which a significant portion of its goods or services are produced.
               Most of the international equity securities in which the Fund invests will be traded in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctu-ations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the EAFE Index. Such foreign currency transactions may include forward for-eign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. Up to 10% of the Fund's assets may be invested in the securities of other investment companies. The Fund may sell (write) call and put options. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment pur-poses. For instance, the Fund may invest in stock index futures contracts and related options as an alternative to purchasing in-dividual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Invest-ment Techniques--Derivative Instruments--Index Futures." The Fund may also engage in equity index swap transactions.
               Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Character-istics and Risks of Securities and Investment Techniques--Foreign Securities." The Portfolio Manager for the International Developed Fund is Blairlogie.

            INTERNATIONAL FUND seeks capital appreciation through investments in an international portfolio. Income is an incidental considera-tion. Under normal market conditions, at least 65% of the Fund's total assets will be invested in common stocks, which may or may not pay dividends, as well as convertible bonds, convertible pre-ferred stocks, warrants, rights or other equity securities, for a combination of capital appreciation and income. Convertible secu-rities may


20  PIMCO Funds: Multi-Manager Series
            include securities convertible only by certain classes of invest-ors (which may not include the Fund). The Fund may not invest in convertible securities which are of less than investment grade quality at the time of purchase.
               The Fund will normally invest in securities traded in developed foreign securities markets. Particular consideration is given to investments principally traded in developed North American (other than United States), Japanese, European, Pacific and Australian securities markets, and in securities of foreign issuers traded on U.S. securities markets. The Fund will also invest in emerging markets, where markets may not yet fully reflect the potential of the developing economy. There are no prescribed limits on geo-graphic asset distribution and the Fund has the authority to in-vest in securities traded in securities markets of any country in the world. In allocating the Fund's assets among the various secu-rities markets of any country of the world, the Portfolio Manager will consider such factors as the condition and growth potential of the various economies and securities markets, currency and tax-ation considerations and other pertinent financial, social, na-tional and political factors. Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested, although under normal market circumstances the Fund's investments will include securities prin-cipally traded in at least three different countries. The Fund will not limit its investments to any particular type or size of company.
               The Fund may invest up to 10% of its assets in securities of other investment companies, such as closed-end management invest-ment companies which invest in foreign markets. The Fund may also purchase and write call and put options on securities, securities indexes, and on foreign currencies; enter into futures contracts and use options on futures contracts, including futures contracts on foreign currencies; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Fund may utilize stock index futures contracts and options thereon for hedging pur-poses and also for investment purposes. For instance, the Fund may invest in stock index futures contracts and related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments--In-dex Futures."
               The Fund will not normally invest in securities of U.S. issuers traded on U.S. securities markets. However, when the Portfolio Manager believes that conditions in international securities mar-kets warrant a defensive investment strategy, the Fund may invest up to 100% of its assets in domestic debt, foreign debt and equity securities principally traded in the U.S., including money market instruments, obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities, or corporate bonds and sponsored American De-pository Receipts.
               Investing in the securities of foreign issuers, and particu-
            larly emerging market issuers, involves special risks and consid-erations not typically associated with investing in U.S. compa-nies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securi-ties." The Portfolio Manager for the International Fund is Blairlogie.

            EMERGING MARKETS FUND seeks long-term growth of capital. The Fund invests primarily in common stocks of companies located in coun-tries identified as emerging market countries. The Morgan Stanley Capital International Emerging Markets Free Index ("MSCI Free In-dex") and the International Finance Corporation Emerging Markets Index ("IFC Index") are used as the bases for choosing the coun-tries in which the Fund invests. However, the Fund is not limited to the countries and weightings of these indexes. The Portfolio Manager applies two levels of screening in selecting investments for the Fund. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant country universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors), and performance relative to the industry, price to earnings ratios, and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase as well as provides a sell discipline for fully valued securities. In select-ing securities, the Portfolio Manager considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.


                                                    April 1, 1998 Prospectus  21

               For purposes of implementing its investment objective, the Fund invests primarily in some or all of the following emerging market countries (this list is not exclusive):

               Argentina       Greece       Jordan       Poland        Thailand
               Brazil          Hong Kong    Malaysia     Portugal      Turkey
               Chile           Hungary      Mexico       South Africa  Venezuela
               China           India        Pakistan     South Korea   Zimbabwe
               Colombia        Indonesia    Peru         Sri Lanka
               Czech Republic  Israel       Philippines  Taiwan

               For purposes of allocating the Fund's investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a signifi-cant portion of its revenues, or in which a significant portion of its goods or services are produced.
               Most of the foreign securities in which the Fund invests will be denominated in foreign currencies. The Fund may engage in for-eign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the MSCI Free Index or the IFC Index. Such foreign currency transactions may in-clude forward foreign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. Up to 10% of the Fund's assets may be invested in the securities of other investment companies. The Fund may sell (write) call and put options. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment purposes. For instance, the Fund may invest in stock index futures contracts and related options as an alterna-tive to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Secu-rities and Investment Techniques--Derivative Instruments--Index Futures." The Fund may also engage in equity index swap transac-tions.
               Investing in securities of foreign issuers, and particularly emerging market issuers, involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Secu-rities and Investment Techniques--Foreign Securities." The Portfo-lio Manager for the Emerging Markets Fund is Blairlogie.

            INNOVATION FUND seeks capital appreciation. No consideration is given to income. The Fund invests primarily (i.e., at least 65% of its assets) in common stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry as well as companies that provide and service those tech-nologies. Securities will be selected with minimal emphasis on more traditional factors such as growth potential or value rela-tive to intrinsic worth. Instead, the Fund will be guided by the theory of Positive Momentum & Positive Surprise (see "Management of the Trust--Portfolio Managers--Columbus Circle"), with special emphasis on common stocks of companies whose perceived strength lies in their use of innovative technologies in new products, en-hanced distribution systems and improved management techniques. Although the Fund emphasizes the utilization of technologies, it is not restricted to investment in companies in a particular busi-ness sector or industry.
               The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not includ-ing Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and consider-ations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securi-ties and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Man-ager for the Innovation Fund is Columbus Circle.


22  PIMCO Funds: Multi-Manager Series

            PRECIOUS METALS FUND seeks capital appreciation. No consideration is given to income. The Fund concentrates investments in a global portfolio of common stocks of companies principally engaged in precious metals-related activities, which include companies prin-cipally engaged in the extraction, processing, distribution or marketing of precious metals (the "precious metals industry"). A particular company is deemed to be "principally engaged" in the precious metals industry if at the time of investment the Portfo-lio Manager considers that at least 50% of the company's assets, revenues or profits are derived from the precious metals industry. Normally, at least 65% of the assets of the Fund will be invested in the precious metals industry and in securities the value of which is linked to the price of a precious metal. See "Character-istics and Risks of Securities and Investment Techniques--Precious Metals."
               The Fund will seek to identify securities of companies which, based upon the Portfolio Manager's evaluation of their fundamental investment characteristics, are undervalued in comparison to the present or anticipated value of the precious metals relevant to them. Examples of precious metals include gold, silver and plati-num. To the extent permitted by federal tax law, the Fund may in-vest directly in gold bullion and other precious metals. Although the Fund reserves the right to do so at any time, as of the date of this Prospectus, it does not have the present intention to in-vest directly in any precious metals other than gold.
               Although the Fund reserves the right to do so at any time, as of the date of this Prospectus, it does not have the present in-tention to invest more than 10% of its assets in either precious metals, such as gold bullion, or in futures on precious metals, such as gold futures, and options thereon, or to invest more than 5% of its assets in securities the value of which is linked to the price of a single precious metal. The Fund may invest up to 100% of its assets in securities of companies whose assets, revenues or profits are derived from a single precious metal.
               The Fund may invest up to 100% of its assets in securities principally traded on foreign securities markets and in securities of foreign issuers that are traded on U.S. securities markets or on foreign securities markets. Investing in the securities of for-eign issuers involves special risks and considerations not typi-cally associated with investing in U.S. companies. For a discus-sion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities, securities indexes, commodity indexes, and on foreign currencies; enter into futures contracts and use options on futures contracts, including futures contracts on stock indexes, foreign currencies, and pre-cious metals; buy or sell foreign currencies; and enter into for-ward foreign currency contracts.
               The Fund, because of its emphasis on one industrial sector, should be considered as one aspect of a diversified portfolio and may not be suitable by itself as a balanced investment program. The Portfolio Manager for the Precious Metals Fund is Van Eck.

STOCK FUNDS The Equity Income, Value, Capital Appreciation, Mid-Cap Growth,
            Small-Cap Value, International Developed and Emerging Markets Funds will each invest primarily (normally at least 65% of its as-sets) in common stock. Each of these Funds may maintain a portion of its assets, which will usually not exceed 10%, in U.S. Govern-ment securities, high quality debt securities (whose maturity or remaining maturity will not exceed five years), money market obli-gations, and in cash to provide for payment of the Fund's expenses and to meet redemption requests. It is the policy of these Funds to be as fully invested in common stocks as practicable at all times. This policy precludes these Funds from investing in debt securities as a defensive investment posture (although these Funds may invest in such securities to provide for payment of expenses and to meet redemption requests). Accordingly, investors in these Funds bear the risk of general declines in stock prices and the risk that a Fund's exposure to such declines cannot be lessened by investment in debt securities. These Funds may also invest in con-vertible securities, preferred stocks, and warrants, subject to certain limitations.
               The Renaissance, Growth, Target, Opportunity, International,
            Innovation and Precious Metals Funds will each invest primarily (normally at least 65% of its assets) in equity securities (in-come-producing equity securities in the case



                                              April 1, 1998 Prospectus        23
            of the Renaissance Fund), including common stocks, preferred stocks and securities (including debt securities and warrants) convertible into or exercisable for common stocks. Each of these Funds may invest a portion of its assets in debt securities and, for temporary defensive purposes, up to 100% of its assets in short-term U.S. Government securities and other money market in-struments.

               One or more of the Stock Funds may temporarily not be invested primarily in equity securities immediately following the commence-ment of operations or after receipt of significant new monies. While attempting to identify suitable investments, the Funds may hold assets in cash, short-term U.S. Government securities and other money market instruments. Any of the Stock Funds may tempo-rarily not contain the number of securities in which the Fund nor-mally invests if the Fund does not have sufficient assets to be fully invested, or pending the Portfolio Manager's ability to pru-dently invest new monies.

               The Stock Funds may also lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements (subject to the Funds' investment limitations described below); purchase and sell securities on a when-issued or delayed delivery basis; and enter into forward commitments to purchase securities. Each of the Stock Funds may invest in American Depository Receipts ("ADRs"). The International Developed, International, Emerging Markets and Precious Metals Funds may invest in European Deposi-tory Receipts ("EDRs") and Global Depository Receipts ("GDRs"). The Stock Funds that invest primarily in securities of foreign is-suers may invest a portion of their assets in debt securities and money market obligations issued by U.S. and foreign issuers that are either U.S. dollar-denominated or denominated in foreign cur-rency. For more information on these and other investment practic-es, see "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Pol-icies" in the Statement of Additional Information.

DURATION Under normal circumstances, the average portfolio duration of the Fixed Income Securities Segment of the Balanced Fund will vary within a three- to six-year time frame based on the Portfolio Man-ager's forecast for interest rates. Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Traditionally, a fixed income security's "term to maturity" has been used as proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" mea-sures only the time until a fixed income security provides its fi-nal payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure of the average life of a fixed income security on a present value basis. Duration management is one of the fundamental tools used by the Portfolio Manager for the Fixed Income Securities Segment of the Balanced Fund. For more informa-tion on investments in fixed income securities, see "Characteris-tics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the State-ment of Additional Information.

            Characteristics and Risks of
            Securities and Investment Techniques

            The different types of securities and investment techniques used by the individual Funds all have attendant risks of varying de-grees. For example, with respect to common stock, there can be no assurance of capital appreciation, and there is a risk of market decline. With respect to debt securities, including money market instruments, there is the risk that the issuer of a security may not be able to meet its obligation to make scheduled interest or principal payments. Because each Fund seeks a different investment objective and has different investment policies, each is subject to varying degrees of financial, market and credit risks. There-fore, investors should carefully consider the investment objec-tive, investment policies and potential risks of any Fund or Funds before investing.


24  PIMCO Funds: Multi-Manager Series

               The following describes potential risks associated with differ-
            ent types of investment techniques that may be used by the indi-vidual Funds. For more detailed information on these investment techniques, as well as information on the types of securities in which some or all of the Funds may invest, see the Statement of Additional Information.

INVESTMENTS Certain of the Funds may invest in common stock of companies with
IN          market capitalizations that are small compared to other publicly
COMPANIES   traded companies. Generally, small market capitalization is con-
WITH SMALL sidered to be less than $1.5 billion and large market capitaliza-AND MEDIUM tion is considered to be more than $5 billion. Under normal market
MARKET      conditions, the Small- Cap Value Fund will invest primarily in
CAPITALIZ-  companies with market capitalizations of $1 billion or less and
ATIONS      the Opportunity Fund will invest primarily in companies with mar-
            ket capitalizations of $1.5 billion or less. Investments in larger companies present certain advantages in that such companies gener-ally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more estab-lished companies. The securities of smaller companies may be sub-ject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may oth-erwise have limited liquidity. As a result of owning large posi-tions in this type of security, a Fund is subject to the addi-tional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be pru-dent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of re-search. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid small capitalization se-curities, which could adversely affect performance.

               Many of the Funds may also invest in stocks of companies with medium market capitalizations. The Target Fund may invest primar-ily in such securities. Whether a U.S. issuer's market capitaliza-tion is medium is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P Mid Cap 400 Index may be regarded as being issuers with medium market capitaliza-tions. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitaliza-tions described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less vola-tile than those of smaller capitalization issuers.

FOREIGN     The International Developed, International and Emerging Markets
SECURITIES  Funds may invest directly in foreign equity securities; U.S. dol-
            lar- or foreign currency-denominated foreign corporate debt secu-rities; foreign preferred securities; certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supra-national entities; and securities represented by ADRs, EDRs, or GDRs. ADRs are dollar-denominated receipts issued generally by do-mestic banks and representing the deposit with the bank of a secu-rity of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. The Precious Metals Fund may invest primarily in securities of foreign issuers, securities denominated in foreign currencies, securities principally traded on securities markets outside of the United States and in securities of foreign issuers that are traded on U.S. securities markets, including
            ADRs, EDRs, and GDRs. The remaining Stock Funds and the Balanced
            Fund may also invest in ADRs. The Balanced Fund may invest up to 20% of its Fixed Income Securities Segment in securities denomi-nated in foreign currencies, and may invest beyond this limit in U.S. dollar-de-


                                               April 1, 1998 Prospectus       25
             nominated securities of foreign issuers. The Renaissance, Growth, Target, Opportunity and Innovation Funds may invest up to 15% of their respective assets in securities which are traded principally in securities markets outside the United States (Eurodollar cer-tificates of deposit are excluded for purposes of these limita-tions), and may invest without limit in securities of foreign is-suers that are traded in U.S. markets.
               Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved in investing in securi-ties issued by companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expro-priation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign coun-tries. Individual foreign economies may differ favorably or unfa-vorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, re-sources, self-sufficiency, and balance of payments position. The securities markets, values of securities, yields, and risks asso-ciated with securities markets may change independently of each other. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, in-cluding taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domes-tic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securi-ties may include higher custodial fees than apply to domestic cus-todial arrangements and transaction costs of foreign currency con-versions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.
               A Fund's investments in foreign currency denominated debt obli-
             gations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to consti-tute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.
               Certain of the Funds and, in particular, the Emerging Markets
             Fund, may invest in the securities of issuers based in countries with developing economies. Investing in developing (or "emerging market") countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed coun-tries. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of invest-ment income, capital, and the proceeds of sales by foreign invest-ors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer pe-riods of relative illiquidity, and are characterized by signifi-cant price volatility. There is a risk in emerging market coun-tries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or con-fiscatory taxation, seizure, nationalization, or creation of gov-ernment monopolies, any of which may have a detrimental effect on a Fund's investment.
               Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, eco-nomic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the secu-rities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market coun-tries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies;
             the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material informa-tion about issuers; the risk that it may be more difficult to ob-tain and/or enforce a judgment in a

26  PIMCO Funds: Multi-Manager Series
             court outside the United States; and significantly smaller market capitalization of securities markets. Also, any change in the leadership or policies of emerging market countries, or the coun-tries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
               In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN      Foreign currency exchange rates may fluctuate significantly over
CURRENCY     short periods of time. They generally are determined by the forces
TRANSACTIONS of supply and demand in the foreign exchange markets and the rela-
             tive merits of investments in different countries, actual or per-ceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. For example, significant uncertainty surrounds the pro-posed introduction of the euro (a common currency unit for the Eu-ropean Union) in January 1999 and its effect on the value of secu-rities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be de-valued against the U.S. dollar, resulting in a loss to the Funds.

               The Balanced, Renaissance, Growth, Target, Opportunity, Inter-
             national Developed, International, Emerging Markets, Innovation and Precious Metals Funds may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in for-eign exchange rates. In addition, the Balanced, International De-veloped, International, Emerging Markets and Precious Metals Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. All of the Funds that may buy or sell foreign currencies may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency ex-change contract involves an obligation to purchase or sell a spe-cific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a for-ward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the cur-rency it will receive for the duration of the contract. As a re-sult, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another cur-rency. Contracts to sell foreign currency would limit any poten-tial gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be successful and may eliminate any chance for a Fund to bene-fit from favorable fluctuations in relevant foreign currencies. The International Developed, International and Emerging Markets Funds may also enter into hedging contracts for purposes of in-creasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that they do so, the International Developed, International and Emerging Markets Funds will be subject to the additional risk that the relative value of currencies will be different than an-ticipated by the particular Fund's Portfolio Manager. These Funds may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Advisor or a Portfolio Manager in accordance with procedures established by the Board of Trustees in a segre-gated account to cover its obligations under forward foreign cur-rency exchange contracts entered into for non-hedging purposes.


                                                    April 1, 1998 Prospectus  27

MONEY       Each of the Funds may invest at least a portion of its assets in
MARKET      the following kinds of money market instruments:
INSTRUMENTS    (1) short-term U.S. Government securities;
               (2) certificates of deposit, bankers' acceptances and other bank obligations rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Advisor or a Portfolio Manager. Bank obligations must be those of a bank that has deposits in excess of $2 billion or that is a member of the Federal Deposit Insurance Corporation. A Fund may invest in obligations of U.S. branches or subsidiaries of foreign banks ("Yankee dollar obligations") or foreign branches of U.S. banks ("Eurodollar obligations");
               (3) commercial paper rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, deter-mined to be of comparable quality by the Advisor or a Port-folio Manager;
               (4) corporate obligations with a remaining maturity of 397 days or less whose issuers have outstanding short-term debt ob-ligations rated in the highest rating category by at least two NRSROs, or, if rated by only one NRSRO, in such agency's highest grade, or, if unrated, determined to be of comparable quality by the Advisor or a Portfolio Manager; and
               (5) repurchase agreements with domestic commercial banks or reg-
                   istered broker-dealers.

MORTGAGE-   All Funds that may purchase debt securities for investment pur-
RELATEDAND poses (and in particular, the Balanced Fund) may invest in mort-OTHERASSET- gage-related securities, and in other asset-backed securities (un-
BACKED      related to mortgage loans) that are offered to investors currently
SECURITIES  or in the future. The value of some mortgage-related or asset-
            backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Portfolio Manager to forecast interest rates and other eco-nomic factors correctly.

            MORTGAGE PASS-THROUGH SECURITIES are securities representing in-terests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrow-ers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early re-payment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying prop-erty, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon re-investment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securi-ties, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepay-ment features may not increase as much as other fixed income secu-rities. The rate of prepayments on underlying mortgages will af-fect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective matu-rity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mort-gage-related security, the volatility of such security can be ex-pected to increase.
               Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Govern-ment (in the case of securities guaranteed by the Government Na-tional Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of secu-rities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guaran-

28  PIMCO Funds: Multi-Manager Series
            tees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental enti-ties, private insurers or the mortgage poolers.

            COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive prin-cipal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agen-cies or instrumentalities will be considered U.S. Government secu-rities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other pri-vately issued securities for purposes of applying a Fund's diver-sification tests.

            COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that re-flect an interest in, and are secured by, mortgage loans on com-mercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstand-ing principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed secu-rities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

            MORTGAGE-RELATED SECURITIES include securities other than those described above that directly or indirectly represent a participa-tion in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.
               A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remain-der of the principal. In the most extreme case, one class will re-ceive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the prin-cipal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (includ-ing prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse ef-fect on a Fund's yield to maturity from these securities. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.

CONVERTIBLE Many of the Funds may invest in convertible securities. Convert-SECURITIES ible securities are generally preferred stocks or fixed income se-
            curities that are convertible into common stock at either a stated price or a stated rate. The price of the convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion feature. A con-vertible security will normally also provide a fixed income stream. For this reason, the convertible security may not decline in price as rapidly as the underlying common stock.
               A Fund's Portfolio Manager will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convert-ible security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

                                                    April 1, 1998 Prospectus  29

               The Renaissance Fund may invest in so-called "synthetic con-
            vertible securities," which are composed of two or more different securities whose investment characteristics, taken together, re-semble those of convertible securities. For example, the Renais-sance Fund may purchase a non-convertible debt security and a war-rant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convert-ible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate se-curities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convert-ible security may respond differently to market fluctuations.

RISKS OF    The Balanced, Renaissance and Growth Funds may invest a portion of
HIGH YIELD their assets in fixed income securities rated lower than Baa by SECURITIES Moody's or lower than BBB by S&P but rated at least B by Moody's
("JUNK      or S&P or, if not rated, determined by the Portfolio Manager to be
BONDS")     of comparable quality. In addition, the Renaissance Fund may in-
            vest up to 10% of its total assets in convertible securities rated below B by Moody's or S&P (or, if unrated, considered by the Port-folio Manager to be of comparable quality). Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes re-ferred to as "high yield" or "junk" bonds. Investors should con-sider the risks associated with high yield securities before in-vesting in these Funds.
               Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential oppor-tunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continu-ing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Fund's investment objective may, to the ex-tent of its investments in high yield securities, depend more heavily on the Portfolio Manager's creditworthiness analysis than would be the case if the Fund were investing in higher quality se-curities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities.
               The following chart provides information on the weighted aver-
            age percentage of rated and unrated debt or fixed income securi-ties in the portfolios of each Fund that invested at least 5% of its average assets in high yield securities during the Fund's most recent fiscal year. The numerical rating designations correspond to the associated rating categories. The designation "1st" corre-sponds to the top rating category (i.e., Aaa by Moody's and/or AAA by S&P), "2nd" corresponds to the second highest rating category
            (i.e., Aa by Moody's and/or AA by S&P), etc. For a description of these rating categories, see the Appendix to the Statement of Ad-ditional Information. The columns related to unrated securities present the percentage of a Fund's total net assets invested dur-ing such fiscal year (1) in unrated high yield securities believed by the Advisor or the relevant Portfolio Manager to be equivalent in quality to fixed income securities of the indicated rating and
            (2) in all unrated fixed income securities.


              RATED

                         1ST 2ND   3RD   4TH   5TH   6TH   7TH 8TH 9TH 10TH
                      -------------------------------------------------------------
           Renaissance*  --  1.08% 4.13% 1.55% 4.01% 3.67% --   -- --  --

              UNRATED BUT CONSIDERED EQUIVALENT TO

                                                                            TOTAL
                         1ST 2ND   3RD   4TH   5TH   6TH   7TH 8TH 9TH 10TH UNRATED
                      -------------------------------------------------------------
           Renaissance*  --  --    --    --    --    6.41% --  --  --  --   6.41%


            *Represents holdings of the Renaissance Fund for the period of Oc-tober 1, 1996 through June 30, 1997.

30  PIMCO Funds: Multi-Manager Series

               For additional discussion of the characteristics of lower rated fixed income securities, see the Statement of Additional Informa-tion. Ratings assigned to fixed income securities are described in the Appendix to the Statement of Additional Information.

DERIVATIVE To the extent permitted by the investment objective and policies INSTRUMENTS of each Fund, a Fund may purchase and write call and put options on securities, securities indexes and foreign currencies, and en-ter into futures contracts and use options on futures contracts as further described below. In pursuit of their investment objec-tives, the Balanced, Renaissance, Growth, Target, Opportunity, In-ternational Developed, International, Emerging Markets, Innovation and Precious Metals Funds may engage in the purchase and writing of call and put options on securities and securities indexes and enter into futures contracts and options thereon, including secu-rities index futures contracts and options thereon. The Precious Metals Fund may purchase and write options on commodities indexes. The Funds that may invest in foreign-currency denominated securi-ties may engage in the purchase and writing of call and put op-tions on foreign currencies. The Balanced, International Developed and Emerging Markets Funds may also enter into swap agreements with respect to securities indexes. The Balanced Fund may also en-ter into swap agreements with respect to foreign currencies and interest rates. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices; and for the International Developed, Inter-national and Emerging Markets Funds, to increase exposure to a foreign currency, to shift exposure to foreign currency fluctua-tions from one country to another, or as part of their overall in-vestment strategies. Each Fund will maintain a segregated account consisting of assets determined to be liquid by the Advisor or a Portfolio Manager in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, en-ter into certain offsetting positions) to cover its obligations under options, futures, and swaps to limit leveraging of the Fund.

               Derivative instruments are considered for these purposes to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depend upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. See "Mort-gage-Related and Other Asset-Backed Securities." The value of some derivative instruments in which the Funds invest may be particu-larly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to suc-cessfully utilize these instruments may depend in part upon the ability of the Portfolio Manager to forecast interest rates and other economic factors correctly. If the Portfolio Manager incor-rectly forecasts such factors and has taken positions in deriva-tive instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.
               The Funds might not employ any of the strategies described be-
            low, and no assurance can be given that any strategy used will succeed. If the Portfolio Manager incorrectly forecasts interest rates, market values or other economic factors in utilizing a de-rivatives strategy for a Fund, the Fund might have been in a bet-ter position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, in-cluding a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price move-ments of related investments. While some strategies involving de-rivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by off-setting favorable price movements in related investments or other-wise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that would be favorable or the pos-sible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offset-ting positions in connection with transactions in derivative in-struments, and the possible inability of a Fund to close out or to liquidate its derivatives positions.

            OPTIONS ON SECURITIES, SECURITIES INDEXES, AND CURRENCIES Certain Funds may purchase put options on securities. One purpose of pur-chasing put options is to protect holdings in an underlying or re-lated security against a substantial decline in market value. These Funds may also purchase call options on securities. One pur-pose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its

                                                   April 1, 1998 Prospectus  31
            ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "cov-ered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.
               The purchase and writing of options involves certain risks.
            During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exer-cise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise no-tice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the un-derlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid mar-ket will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.
               For each of the Renaissance, Growth, Target, Opportunity, In-
            ternational, Innovation, and Precious Metals Funds, in the case of a written call option on a securities index, the Fund will own corresponding securities whose historic volatility correlates with that of the index.

               The Balanced, International Developed, International, Emerging
            Markets and Precious Metals Funds may buy or sell put and call op-tions on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Fund's securities may be denominated. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.
               Over-the-counter options in which certain Funds may invest dif-
            fer from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover cer-tain written over-the-counter options.

            SWAP AGREEMENTS The Balanced Fund may enter into swap agreements to hedge against changes in interest rates, foreign currency ex-change rates or securities prices. The International Developed and Emerging Markets Funds may enter into equity index swap agreements for purposes of gaining exposure to the stocks making up an index of securities in a foreign market without actually purchasing those stocks. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

32  PIMCO Funds: Multi-Manager Series

               Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Con-sequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account con-sisting of assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees to limit any potential leveraging of the Fund's portfolio. Obliga-tions under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restric-tion concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.
               Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other in-vestments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for credit-worthiness (generally, such counterparties would have to be eligi-ble counterparties under the terms of the Funds' repurchase agree-ment guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

            FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS Certain Funds may enter into futures contracts and options thereon. The Balanced Fund may invest in interest rate futures contracts and options thereon. The Precious Metals Fund may purchase and sell futures contracts on precious metals (such as gold), and purchase and write options on precious metals futures contracts. The Balanced, International Developed, International, Emerging Markets and Pre-cious Metals Funds may invest in foreign exchange futures con-tracts and options thereon ("futures options") that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. These Funds may engage in such futures transactions as an adjunct to their securities ac-tivities.
               There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfo-lio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures con-tract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these in-struments are relatively new and without a significant trading history. As a result, there is no assurance that an active second-ary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfa-vorable position, and the Fund would remain obligated to meet mar-gin requirements until the position is closed.

            INDEX FUTURES The Balanced, Renaissance, Growth, Target, Opportu-nity, International Developed, International, Emerging Markets, Innovation and Precious Metals Funds may purchase futures con-tracts on various securities indexes ("Index Futures") and related options for hedging purposes and for investment purposes. A Fund's purchase and sale of

                                                   April 1, 1998 Prospectus  33

            Index Futures is limited to contracts and exchanges which have been approved by the Commodity Futures Trading Commission ("CFTC").
               Each of the International Developed, International and Emerging
            Markets Funds may invest to a significant degree in Index Futures on stock indexes and related options (including those which may trade outside of the United States) as an alternative to purchas-ing individual stocks in order to adjust the Fund's exposure to a particular market. These Funds may invest in Index Futures and re-lated options when a Portfolio Manager believes that there are not enough attractive securities available to maintain the standards of diversification and liquidity set for a Fund pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. A Fund may also avoid potential market and li-quidity problems which may result from increases in positions al-ready held by the Fund.
               A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to set-tle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appro-priate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments.
               Positions in Index Futures may be closed out by a Fund only on the futures exchange upon which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. Also, the price of In-dex Futures may not correlate perfectly with movement in the rele-vant index due to certain market distortions. First, all partici-pants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close future contracts through offsetting transactions which could distort the normal relation-ship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securi-ties market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

            The Funds will only enter into futures contracts or futures op-tions which are standardized and traded on a U.S. or foreign ex-change or board of trade, or similar entity, or quoted on an auto-mated quotation system. Each Fund will use futures contracts and related options for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.

PRECIOUS    The Precious Metals Fund will concentrate its investments in the
METALS      precious metals industry. Prices of precious metals can be ex-
            pected to respond to changes in rates of inflation and to percep-tions of economic and political instability. The values of compa-nies engaged in precious metal-related activities whose securities are principally traded on foreign securities exchanges may also be affected by changes in the exchange rate between the relevant for-eign currency and the U.S. dollar. Based on historical experience, the prices of precious metals and of securities of companies en-gaged in

34  PIMCO Funds: Multi-Manager Series
             precious metal-related activities may be subject to extreme fluc-tuations, reflecting wider economic or political instability or for other reasons.

LOANS OF     For the purpose of achieving income, each Fund may lend its port-
PORTFOLIO    folio securities to brokers, dealers, and other financial institu-
SECURITIES   tions, provided:
                (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-mar-ket basis in an amount at least equal to the current mar-ket value of the securities loaned;
                (ii) the Fund may at any time call the loan and obtain the re-turn of the securities loaned;
                (iii) the Fund will receive any interest or dividends paid on the loaned securities; and
                (iv) the aggregate market value of securities loaned will not at any time exceed the Fund's limitation on lending its portfolio securities.
             Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the security loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.

SHORT SALES  Each Fund may from time to time make short sales involving securi-
             ties held in the Fund's portfolio or which the Fund has the right to acquire without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire secu-rities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose the Fund to the risk that it will be re-quired to acquire, convert or exchange securities to cover its short position at a time when the securities sold short have ap-preciated in value, thus resulting in a loss to the Fund.

WHEN-        Each Fund may purchase securities which it is eligible to purchase
ISSUED,      on a when-issued basis, may purchase and sell such securities for
DELAYED      delayed delivery and may make contracts to purchase such securi-
DELIVERY     ties for a fixed price at a future date beyond normal settlement
AND          time (forward commitments). When-issued transactions, delayed de-
FORWARD      livery purchases and forward commitments involve a risk of loss if
COMMITMENT   the value of the securities declines prior to the settlement date,
TRANSACTIONS which risk is in addition to the risk of decline in the value of the Fund's other assets. Typically, no income accrues on securi-ties a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on se-curities it has deposited in a segregated account.

REPURCHASE   For the purposes of maintaining liquidity and achieving income,
AGREEMENTS   each Fund may enter into repurchase agreements, which entail the purchase of a portfolio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repurchase should default, as a result of bank-ruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or de-lays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in re-purchase agreements only as a cash management technique with re-spect to that portion of the portfolio maintained in cash. Each
             Fund will limit its investment in repurchase agreements maturing in more than seven days consistent with the Fund's policy on in-vestment in illiquid securities.

REVERSE      A reverse repurchase agreement may for some purposes be considered
REPURCHASE   borrowing that involves the sale of a security by a Fund and its
AGREEMENTS   agreement to repurchase the instrument at a specified time and
AND OTHER    price. The Fund will maintain a segregated account consisting of
BORROWINGS   assets determined to be liquid by the Advisor or Portfolio Manager in accordance


                                                    April 1, 1998 Prospectus  35
            with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. Reverse repur-chase agreements will be subject to the Funds' limitations on borrowings. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Such a practice will result in leveraging of a Fund's assets. Leverage will tend to exaggerate the effect on net asset value of any in-crease or decrease in the value of a Fund's portfolio and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so.

PORTFOLIO   The length of time a Fund has held a particular security is not
TURNOVER    generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's in-vestments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." High portfolio turnover (e.g., over 100%) involves cor-respondingly greater expenses to a Fund, including brokerage com-missions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. See
            "Management of the Trust--Portfolio Transactions." Such sales may result in realization of taxable capital gains. See "Taxes." Port-folio turnover rates for the Renaissance, Growth, Target, Opportu-nity, International, Innovation and Precious Metals Funds are set forth under "Financial Highlights." Portfolio turnover rates for the past two fiscal years for the remaining Funds were as follows
            (for the fiscal years ended June 30, 1997 and 1996, respectively):
            Balanced--199% and 140%; Equity Income--45% and 52%; Value--71%
            and 29%; Capital Appreciation--87% and 73%; Mid-Cap Growth--82% and 79%; Small-Cap Value--48% and 35%; International Developed--
            77% and 60%; and Emerging Markets--74% and 74%.

ILLIQUID    Each Fund may invest in securities that are illiquid so long as no
SECURITIES  more than 15% of the value of the Fund's net assets (taken at mar-
            ket value at the time of investment) would be invested in such se-curities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A Portfolio Manager may be subject to signifi-cant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.
               The term "illiquid securities" for this purpose means securi-
            ties that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to in-clude, among other things, written over-the-counter options, secu-rities or other liquid assets being used as cover for such op-tions, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal pen-alties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale
            (such as privately placed debt securities), and other securities which legally or in the Advisor's or a Portfolio Manager's opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commer-cial paper that the Advisor or a Portfolio Manager has determined to be liquid under procedures approved by the Board of Trustees).

INVESTMENT  The International Developed, International and Emerging Markets
IN          Funds may invest in securities of other investment companies, such
INVESTMENT  as closed-end management investment companies, or in pooled ac-
COMPANIES   counts or other investment vehicles which invest in foreign mar-
            kets. As a shareholder of an investment company, these Funds may indirectly bear service and other fees which are in addition to the fees the Funds pay their service providers.

CREDIT AND All fixed income securities are subject to market risk and credit MARKET RISK risk. Market risk relates to market-induced changes in a
OF          security's value, usually as a result of changes in interest
FIXEDINCOME rates. The value of a Fund's investments in fixed income securi-SECURITIES ties will change as the general level of interest rates fluctuate.
            During periods of falling interest rates, the value of a Fund's fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of a Fund's fixed income secu-rities generally decline. Credit risk relates to the ability of the issuer to make payments of principal and interest.

36  PIMCO Funds: Multi-Manager Series

SERVICE       Many of the services provided to the Funds depend on the smooth
SYSTEMS --    functioning of computer systems. Many systems in use today cannot
YEAR 2000     distinguish between the year 1900 and the year 2000. Should any of
PROBLEM       the service systems fail to process information properly, that could have an adverse impact on the Funds' operations and services provided to shareholders. The Advisor, Distributor, Shareholder
              Servicing and Transfer Agent, Custodian, and certain other service providers to the Funds have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely effected.


"FUNDAMENTAL" The investment objective of each of the Renaissance, Growth, Tar-
POLICIES get, Opportunity, International, Innovation and Precious Metals Funds described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval by vote of a majority of the outstanding shares of that Fund. If there is a change in a Fund's investment objective, including a change approved by shareholder vote, share-holders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

              Performance Information

              From time to time the Trust may make available certain information about the performance of the Class A, Class B and Class C shares of some or all of the Funds. Information about a Fund's perfor-mance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance. Performance information is computed separately for each Fund's Class A, Class B and Class C shares in accordance with the formu-las described below. Because Class B and Class C shares bear the expense of the distribution fee attending the deferred sales charge (Class B) and asset based sales charge (Class C) alterna-tives and certain other expenses, it is expected that, under nor-mal circumstances, the level of performance of a Fund's Class B and Class C shares will be lower than that of the Fund's Class A shares, although an investment in Class B or Class C shares is not reduced by the front-end sales charge generally applicable to an investment in Class A shares.
                 The total return of Class A, Class B and/or Class C shares of all Funds may be included in advertisements or other written mate-rial. When a Fund's total return is advertised with respect to its Class A, Class B and/or Class C shares, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establish-ment of the Fund or its predecessor series of PIMCO Advisors Funds, as more fully described in the Statement of Additional In-formation. Consistent with Securities and Exchange Commission rules and informal guidance, for periods prior to the initial of-fering date of a particular class, total return presentations for the class will be based on the historical performance of an older class of the Fund (the older class to be used in each case is set forth in the Statement of Additional Information) restated to re-flect current sales charges (if any) of the newer class, but not reflecting any higher operating expenses (such as 12b-1 distribu-tion and servicing fees and administrative fee charges) associated with the newer class. All other things being equal, such higher expenses would have adversely affected (i.e., reduced) total re-turn for a newer class (i.e., if the newer class had been issued since the inception of the Fund) by the amount of such higher ex-penses, compounded over the relevant period. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period (in the case of Class A shares, giving effect to the maximum initial sales charge) to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value and giving effect to the deduction of the maximum CDSC which would be payable). To-tal return may be advertised using alternative methods that re-flect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures, such as the currently effective advisory and administrative fees for the Funds.

                                                    April 1, 1998 Prospectus  37

               Quotations of yield for a Fund or class will be based on the investment income per share (as defined by the Securities and Ex-change Commission) during a particular 30-day (or one-month) pe-riod (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

               The Funds may also provide current distribution information to its shareholders in shareholder reports or other shareholder com-munications, or in certain types of sales literature provided to prospective investors. Current distribution information for a par-ticular class of a Fund will be based on distributions for a spec-ified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distri-butions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net in-vestment income for that period.

               The Advisor and each Portfolio Manager may also report to
            shareholders or to the public in advertisements concerning its performance as advisor to clients other than the Funds, and on its comparative performance or standing in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any per-formance information, whether related to the Funds, the Advisor or the Portfolio Managers, should be considered in light of the Funds' investment objectives and policies, characteristics and quality of the Funds' portfolios, and the market conditions during the time period indicated, and should not be considered to be rep-resentative of what may be achieved in the future.
               Investment results of the Funds will fluctuate over time, and any representation of the Funds' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period.

            How to Buy Shares

            Class A, Class B (except the Opportunity Fund) and Class C shares of each Fund of the Trust are continuously offered through the Trust's principal underwriter, PIMCO Funds Distributors LLC (the "Distributor"), and through other firms which have dealer agree-ments with the Distributor ("participating brokers") or which have agreed to act as introducing brokers for the Distributor ("intro-ducing brokers"). Except to the extent described under "Limited Offering of Shares of the Opportunity Fund to New Investors" be-low, the Opportunity Fund is closed to new investors. See "Re-strictions on Sales of and Exchanges for Shares of the Opportunity Fund." The Opportunity Fund does not offer Class B shares.

               There are two ways to purchase Class A, Class B or Class C shares: either 1) through your dealer or broker which has a dealer agreement with the Distributor; or 2) directly by mailing a PIMCO Funds account application (an "account application") with payment, as described below under the heading Direct Investment, to the Distributor (if no dealer is named in the account application, the Distributor may act as dealer).
               Each Fund (except the Opportunity Fund) currently offers and sells three classes of shares in this Prospectus (Class A, Class B and Class C). The Opportunity Fund does not offer Class B shares. Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales charge which, at the election of the purchaser, may be imposed ei-ther (i) at the time of the purchase in the case of Class A shares (the "initial sales charge alternative"), (ii) on a contingent de-ferred basis in the case of Class B shares (the "deferred sales charge alternative"), or (iii) by the deduction of an ongoing as-set based sales charge in the case of Class C shares (the "asset based sales charge alternative"). In certain circumstances, Class A and Class C shares are also subject to a CDSC. See "Alternative Purchase Arrangements." Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.

38  PIMCO Funds: Multi-Manager Series

               All purchase orders received by the Distributor prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (the "Exchange"), on a regular business day, are processed at that day's offering price. However, orders received by the Distributor from dealers or brokers after the of-fering price is determined that day will receive such offering price if the orders were received by the dealer or broker from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m., Eastern time) or, in the case of certain retirement plans, received by the Distributor prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole dis-cretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Com-mission, when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net as-sets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

               Except for purchases through the PIMCO Funds Auto-Invest plan, the PIMCO Funds Auto-Exchange plan, investments pursuant to the Uniform Gifts to Minors Act, and tax-qualified and wrap programs referred to below under "Tax-Qualified Retirement Plans" and "Sales at Net Asset Value," the minimum initial investment in Class A, Class B or Class C shares of any Fund of the Trust or any series of PIMCO Funds: Pacific Investment Management Series is $2,500, and the minimum additional investment is $100 per Fund. For information about dealer commissions, see "Alternative Pur-chase Arrangements" below. Persons selling Fund shares may receive different compensation for selling Class A, Class B or Class C shares. Normally, Fund shares purchased through participating bro-kers are held in the investor's account with that broker. No share certificates will be issued unless specifically requested in writ-ing by an investor or broker-dealer.

DIRECT      Investors who wish to invest in Class A, Class B or Class C shares
INVESTMENT  of the Trust directly, rather than through a participating broker, may do so by opening an account with the Distributor. To open an account, an investor should complete the account application. All shareholders who open direct accounts with the Distributor will receive from the Distributor individual confirmations of each pur-chase, redemption, dividend reinvestment, exchange or transfer of Trust shares, including the total number of Trust shares owned as of the confirmation date, except that purchases which result from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See "Distributions" below. Information regarding direct investment or any other fea-tures or plans offered by the Trust may be obtained by calling the Distributor at 800-426-0107 or by calling your broker.

PURCHASE BY Investors who wish to invest directly may send a check payable to
MAIL PIMCO Funds Distributors LLC, along with a completed application form to:

                PIMCO Funds Distributors LLC
                P.O. Box 5866
                Denver, CO 80217-5866

               Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be con-verted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

                                                    April 1, 1998 Prospectus  39

SUBSEQUENT  Subsequent purchases of Class A, Class B or Class C shares can be
PURCHASES   made as indicated above by mailing a check with a letter describ-
OF SHARES   ing the investment or with the additional investment portion of a confirmation statement. Except for subsequent purchases through the PIMCO Funds Auto-Invest plan, the PIMCO Funds Auto-Exchange plan, tax-qualified programs and PIMCO Funds Fund Link referred to below, and except during periods when an Automatic Withdrawal Plan is in effect, the minimum subsequent purchase is $100 in any Fund.
            All payments should be made payable to PIMCO Funds Distributors
            LLC and should clearly indicate the shareholder's account number.
            Checks should be mailed to the address above under "Purchase by Mail."

TAX-        The Distributor makes available retirement plan services and docu-
QUALIFIED   ments for Individual Retirement Accounts (IRAs), including Roth
RETIREMENT  IRAs, for which First National Bank of Boston serves as trustee
PLANS       and for IRA Accounts established with Form 5305-SIMPLE under the
            Internal Revenue Code. These accounts include Simplified Employee
            Pension Plan (SEP) and Salary Reduction Simplified Employee Pen-sion Plan (SAR/SEP) IRA accounts and prototype documents. In addi-tion, prototype documents are available for establishing 403(b)(7)
            Custodial Accounts with First National Bank of Boston as custodi-an. This type of plan is available to employees of certain non-profit organizations.

               The Distributor also makes available prototype documents for establishing Money Purchase and/or Profit Sharing Plans and 401(k) Retirement Savings Plans. Investors should call the Distributor at 800-426-0107 for further information about these plans and should consult with their own tax advisers before establishing any re-tirement plan. Investors who maintain their accounts with partici-pating brokers should consult their broker about similar types of accounts that may be offered through the broker. The minimum ini-tial investment for all tax qualified plans (except for employer-sponsored plans, SIMPLE IRAs, SEPs and SAR/SEPs) is $1,000 per Fund and the minimum subsequent investment is $100. The minimum initial investment for employer-sponsored plans, SIMPLE IRAs, SEPs and SAR/SEPs and the minimum subsequent investment per Fund for all such plans is $50.

PIMCO FUNDS The PIMCO Funds Auto-Invest plan provides for periodic investments AUTO-INVEST into the shareholder's account with the Trust by means of auto-
            matic transfers of a designated amount from the shareholder's bank account. The minimum investment for eligibility in the PIMCO Funds Auto-Invest plan is $1,000 per Fund. Investments may be made monthly or quarterly, and may be in any amount subject to a mini-mum of $50 per month for each Fund in which shares are purchased through the plan. Further information regarding the PIMCO Funds Auto-Invest plan is available from the Distributor or participat-ing brokers. You may enroll by completing the appropriate section on the account application, or you may obtain an Auto-Invest ap-plication by calling the Distributor or your broker.

PIMCO FUNDS The PIMCO Funds Auto-Exchange plan establishes regular, periodic
AUTO-       exchanges from one Fund to another Fund or a series of PIMCO
EXCHANGE    Funds: Pacific Investment Management Series which offers Class A,
            Class B or Class C shares. The plan provides for regular invest-ments into a shareholder's account in a specific Fund by means of automatic exchanges of a designated amount from another Fund ac-count of the same class of shares and with identical account reg-istration. Exchanges for shares of the Opportunity Fund are cur-rently restricted to the extent provided under "Limited Offering of Shares of the Opportunity Fund to New Investors" and "Restric-tions on Sales of and Exchanges for Shares of the Opportunity
            Fund" below.
               Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 for each Fund whose shares are purchased through the plan. Further information regarding the PIMCO Funds Auto-Exchange plan is available from the Distributor at 800-426-0107 or participating brokers. You may enroll by com-pleting an application which may be obtained from the Distributor or by telephone request at 800-426-0107. For more information on exchanges, see "Exchange Privilege."

PIMCO FUNDS PIMCO Funds Fund Link ("Fund Link") connects your Fund account
FUND LINK   with a bank account. Fund Link may be used for subsequent pur-
            chases and for redemptions and other transactions described under "How to Redeem." Purchase

40  PIMCO Funds: Multi-Manager Series
            transactions are effected by electronic funds transfers from the shareholder's account at a U.S. bank or other financial institu-tion that is an Automated Clearing House ("ACH") member. Investors may use Fund Link to make subsequent purchases of shares in amounts from $50 to $10,000. To initiate such purchases, call 800-426-0107. All such calls will be recorded. Fund Link is normally established within 45 days of receipt of a Fund Link application by Shareholder Services, Inc. (the "Transfer Agent"). The minimum investment by Fund Link is $50 per Fund. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the Exchange. If the funds are re-ceived after the close of regular trading, the shares will be pur-chased on the next regular business day.

               Fund Link privileges must be requested on the account applica-
            tion. To establish Fund Link on an existing account, complete a Fund Link application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See "Signature Guarantee" below. Such privileges apply to each shareholder of record for the account un-less and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link ap-plication signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker "street name" accounts.

            LIMITED OFFERING OF SHARES OF THE OPPORTUNITY FUND TO NEW INVEST-ORS As described below under "Restrictions on Sales of and Ex-changes for Shares of the Opportunity Fund," shares of the Oppor-tunity Fund are normally not available for purchase by new invest-ors in the Fund. However, on January 27, 1997, the Opportunity Fund began offering Class A shares and, subsequently, Class C shares to new investors (the "Offering") on a limited basis.
               With the exception of certain benefit plans not currently eli-
            gible to acquire Opportunity Fund shares, all investors eligible to purchase shares of other Funds of the Trust may participate in the Offering. Existing Class A shareholders and Class C sharehold-ers of other Funds of the Trust or series of PIMCO Funds: Pacific Investment Management Series may, in addition to purchasing shares, acquire Opportunity Fund shares during the Offering by ex-changing their Class A or Class C shares for the same class of Op-portunity Fund shares in the manner described under "Exchange Privilege" below.
               The Offering will continue in effect upon the terms described above until it is modified or terminated at the sole discretion of the Trust. Upon termination of the Offering, the Opportunity Fund will again be closed to new investors.
               For additional information regarding the terms of the Offering, please contact the Distributor (at 800-426-0107) or your broker.

            RESTRICTIONS ON SALES OF AND EXCHANGES FOR SHARES OF THE OPPORTU-NITY FUND Except to the extent described under "Limited Offering of Shares of the Opportunity Fund to New Investors" above, shares of the Opportunity Fund are not available for purchase by new in-vestors in the Fund. The following categories of existing share-holders will still be permitted to purchase additional shares of the Fund upon termination of the Offering: (i) shareholders who owned shares of the Opportunity Fund on December 31, 1992 will be permitted to purchase additional shares of the Fund for as long as they continue to own shares of the Fund; (ii) participants in any self-directed qualified benefit plan (for example, 401(k), 403(b) and Keogh Plans, but not IRAs or SEP IRAs) that owned Opportunity Fund shares on March 1, 1993 for any single plan participant will be eligible to direct the purchase of the Fund's shares by their plan account for so long as the plan continues to own shares of the Fund for any single plan participant; and (iii) shareholders who acquired shares during the Offering described under "Limited Offering of Shares of the Opportu-

                                                    April 1, 1998 Prospectus  41
             nity Fund to New Investors" above will be permitted to purchase additional shares of the Fund for as long as they continue to own shares of the Fund. Upon termination of the Offering, in the event a shareholder redeems all of his or her shares of the Opportunity Fund, or all participants in a self-directed qualified benefit plan described above redeem their shares of the Opportunity Fund, such shareholder, or the participants in such plan, will no longer be eligible to purchase shares of the Opportunity Fund. The Oppor-tunity Fund does not offer Class B shares to new or existing in-vestors.
                Except pursuant to the Offering described above, shareholders of other Funds are not permitted to exchange any of their shares for Opportunity Fund shares unless the shareholders are indepen-dently eligible to purchase Opportunity Fund shares because they already owned such shares of the Fund on December 31, 1992 (March 1, 1993, in the case of the self-directed qualified benefit plans described above) or acquired such shares during the Offering.
                The Trust reserves the right at any time to modify these re-
             strictions, including the suspension of all sales of Opportunity Fund shares or the lifting of restrictions on different classes of investors and/or transactions.

SIGNATURE    When a signature guarantee is called for, the shareholder should
GUARANTEE    have "Signature Guaranteed" stamped under his signature and guar-
             anteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associa-tions, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution").
             The Distributor reserves the right to reject any signature guaran-tee pursuant to its written signature guarantee standards or pro-cedures, which may be revised in the future to permit it to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The Trust may change the signature guarantee require-ments from time to time upon notice to shareholders, which may be given by means of a new or supplemented Prospectus.

ACCOUNT      Changes in registration or account privileges may be made in writ-
REGISTRATION ing to the Transfer Agent. Signature guarantees may be required.
CHANGES      See "Signature Guarantee" above. All correspondence must include the account number and must be sent to:

               PIMCO Funds Distributors LLC
               P.O. Box 5866
               Denver, CO 80217-5866

SMALL        Because of the disproportionately high costs of servicing accounts
ACCOUNT FEE  with low balances, a fee at an annual rate of $16, paid to PIMCO
             Advisors, the Funds' administrator, will automatically be deducted from direct accounts with balances falling below a minimum level.
             The valuation of accounts and the deduction are expected to take place during the last five business days of each calendar quarter.
             The fee will be deducted in quarterly installments from accounts with balances below $2,500 except for Uniform Gift to Minors, IRA, Roth IRA and Auto-Invest accounts, for which the limit is $1,000.
             The fee will not apply to employer-sponsored retirement plan ac-counts or 403(b)(7) custodial accounts. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) No fee will be charged on any account of a shareholder if the aggre-gate value of all of the shareholder's accounts is at least
             $50,000. No small account fee will be charged to employee and em-ployee-related accounts of PIMCO Advisors and/or its affiliates.

MINIMUM      Due to the relatively high cost to the Funds of maintaining small
ACCOUNT      accounts, you are asked to maintain an account balance of at least
SIZE         the amount necessary to open the type of account involved. If your balance is below such minimum for three months or longer, the Funds' administrator shall have the right (except in the case of employer-sponsored


42  PIMCO Funds: Multi-Manager Series
            retirement accounts) to close your account after giving you 60 days in which to increase your balance. Your account will not be liquidated if the reduction in size is due solely to market de-cline in the value of your Fund shares or if the aggregate value of all your accounts in PIMCO Funds exceeds $50,000.


            Alternative Purchase Arrangements

            The Trust offers investors three classes of shares in this Pro-spectus (Class A, Class B and Class C) which bear sales charges in different forms and amounts and which bear different levels of ex-penses. Through a separate prospectus, certain of the Funds cur-rently offer up to two additional classes of shares, Institutional Class and Administrative Class shares. During the second quarter of 1998, it is anticipated that Class D shares will also be of-fered through financial intermediaries. Institutional Class and Administrative Class shares are offered to pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and other high net worth individuals. Class D, Insti-tutional Class and Administrative Class shares are sold without a sales charge and have different expenses than Class A, Class B and Class C shares. As a result of lower sales charges and/or operat-ing expenses, Class D, Institutional Class and Administrative Class shares are generally expected to achieve higher investment returns than Class A, Class B or Class C shares. To obtain more information about the other classes of shares, please call the Distributor at 800-927-4648 (for Institutional and Administrative Classes) or 888-87-PIMCO (for Class D).
               The alternative purchase arrangements offered in this Prospec-
            tus are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, which include: the amount and intended length of the investment; the particular Fund; and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, in-vestors should consider the anticipated life of an intended in-vestment in the Funds, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the antici-pated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares to Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.

            CLASS A The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge appli-cable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the as-set based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspond-ingly higher dividends on a per share basis. However, because ini-tial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period which will subject such shares to a CDSC as described below. See "Initial Sales Charge Alternative--Class A Shares--Class A Deferred Sales Charge" below.

            CLASS B Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an ini-tial sales charge. However, unlike Class C shares, Class B shares convert into Class A shares after the shares have been held for seven years. After the conversion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares which are lower than the distribu-tion and servicing fees charged on either Class B or Class C shares. See "Deferred Sales Charge Alternative--Class B Shares" below. Class B shares are not available for purchase by employer sponsored retirement plans. The Opportunity Fund does not offer Class B shares.

                                                     April 1, 1998 Prospectus 43

            CLASS C Class C shares might be preferred by investors who intend to purchase shares which are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for one year and are subject to only a 1% CDSC during the first year. However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to main-tain their investment in the Funds for long periods. See "Asset Based Sales Charge Alternative--Class C Shares" below.
               In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally "Initial Sales Charge Alternative--Class A Shares" and "Waiver of Contingent Deferred Sales Charges" below.
               The maximum single purchase of Class B shares of the Trust and series of PIMCO Funds: Pacific Investment Management Series ac-cepted is $249,999. The maximum single purchase of Class C shares of the Trust and series of PIMCO Funds: Pacific Investment Manage-ment Series accepted is $999,999. The Funds may refuse any order to purchase shares.
               For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B and Class C shares, see "Distributor and Distri-bution and Servicing Plans" below.

            WAIVER OF CONTINGENT DEFERRED SALES CHARGES The CDSC applicable to Class A and Class C shares is currently waived for (i) any partial or complete redemption in connection with any of the following distributions from a retirement plan, including a 403(b)(7) custo-dial account or an IRA (with the exception of a Roth IRA), that qualify for exemption from the additional tax on early distribu-tions under Section 72(t) of the Internal Revenue Code of 1986, as amended (the "Code"): (a) upon attaining age 59 1/2, (b) on ac-count of death or disability, (c) as part of a series of substan-tially equal periodic payments, (d) in the case of an IRA (with the exception of a Roth IRA), attributable to qualified higher ed-ucation expenses or to qualified first-time home-buyer expenses, or (e) in the case of a retirement plan other than an IRA, upon separation from service after attaining age 55; (ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan;
            (iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with ter-mination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA (with the ex-ception of a Roth IRA); (iv) any partial or complete redemption following death or disability (as defined in the Code) of a share-holder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (v) any redemp-tion resulting from a return of an excess contribution to a quali-fied employer retirement plan or an IRA (with the exception of a Roth IRA); (vi) up to 10% per year of the value of an account which (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan; (vii) re-demptions by Trustees, officers and employees of the Trust, and by directors, officers and employees of the Distributor and the Advi-sor; (viii) redemptions effected pursuant to a Fund's right to in-voluntarily redeem a shareholder's account if the aggregate net asset value of shares held in such shareholder's account is less than a minimum account size specified in such Fund's prospectus;
            (ix) involuntary redemptions caused by operation of law; (x) re-demption of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;
            (xi) redemptions by a shareholder who is a participant making pe-riodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such pur-chases; (xii) redemptions effected by trustees or other fiducia-ries who have purchased shares for employer sponsored plans, the trustee, administrator, fiduciary, broker, trust company or regis-tered investment advisor for which has an agreement with the Dis-tributor with respect to such purchases; or (xiii) redemptions in connection with IRA

44  PIMCO Funds: Multi-Manager Series
            accounts established with Form 5305-SIMPLE under the Code for which the Trust is the designated financial institution.
               The CDSC applicable to Class B shares is currently waived for any partial or complete redemption in each of the following cases:
            (a) in connection with a distribution without penalty under Sec-tion 72(t) of the Code from a 403(b)(7) plan or an IRA (with the exception of a Roth IRA) upon attaining age 59 1/2; (b) following death or disability (as defined in the Code) of a shareholder (in-cluding one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; and (c) up to 10% per year of the value of an account which (i) has a value of at least $100,000 at the start of such year and (ii) is subject to an Automatic Withdrawal Plan. See "How to Redeem--Automatic With-drawal Plan."
               The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certifica-tion by plan administrators, applicable tax forms, death certifi-cates, physicians' certificates, etc.

INITIAL     Class A shares are sold at a public offering price equal to their
SALES       net asset value per share plus a sales charge, as set forth below.
CHARGE      As indicated below under "Class A Deferred Sales Charge," certain
ALTERNATIVE investors that purchase $1,000,000 or more of any Fund's Class A -- CLASS A shares (and thus pay no initial sales charge) may be subject to a
SHARES      1% CDSC if they redeem such shares during the first 18 months af-
            ter their purchase.

              ALL FUNDS

                                                               DISCOUNT OR
                                SALES CHARGE AS SALES CHARGE   COMMISSION TO
           AMOUNT OF            % OF NET        AS % OF PUBLIC DEALERS AS % OF
           PURCHASE             AMOUNT INVESTED OFFERING PRICE PUBLIC OFFERING PRICE
           -------------------------------------------------------------------------
           $0 - $49,999         5.82%           5.50%          4.75%
           -------------------------------------------------------------------------
           $50,000 - $99,999    4.71%           4.50%          4.00%
           -------------------------------------------------------------------------
           $100,000 - $249,999  3.63%           3.50%          3.00%
           -------------------------------------------------------------------------
           $250,000 - $499,999  2.56%           2.50%          2.00%
           -------------------------------------------------------------------------
           $500,000 - $999,999  2.04%           2.00%          1.75%
           -------------------------------------------------------------------------
           $1,000,000+          0.00%(/1/)      0.00%(/1/)     0.75%(/2/)

            1. As shown, investors that purchase more than $1,000,000 of any Fund's Class A shares will not pay any initial sales charge on such purchase. However, purchasers of $1,000,000 or more of Class A shares (other than those purchasers described below under "Sales at Net Asset Value" where no commission is paid) will be subject to a CDSC of 1% if such shares are redeemed during the first 18 months after such shares are purchased unless such purchaser is eligible for a waiver of the CDSC as described under "Waiver of Contingent Deferred Sales Charges" above. See "Class A Deferred Sales Charge" below.

            2. The Distributor will pay a commission to dealers who sell amounts of $1,000,000 or more of Class A shares (or who sell Class A shares at net asset value to certain employer-sponsored plans as outlined in "Sales at Net Asset Value" below) of each Fund accord-ing to the following schedule: 0.75% of the first $2,000,000, 0.50% of amounts from $2,000,001 to $5,000,000, and 0.25% of amounts over $5,000,000.

               Each Fund receives the entire net asset value of its Class A shares purchased by investors. The Distributor receives the sales charge shown above less any applicable discount or commission "reallowed" to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such peri-ods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker which obtains purchase or-ders in amounts exceeding thresholds established from time to time by the Distributor. From time to time, the Distributor, its parent and/or its affiliates may

                                                     April 1, 1998 Prospectus 45
            make additional payments to one or more participating brokers based upon factors such as the level of sales or the length of time clients' assets have remained in the Trust.
               Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.
               Under the circumstances described below, investors may be enti-
            tled to pay reduced sales charges for Class A shares.

            COMBINED PURCHASE PRIVILEGE Investors may qualify for a reduced sales charge by combining purchases of the Class A shares of one or more Funds or series of PIMCO Funds: Pacific Investment Manage-ment Series which offer Class A shares (together, "eligible PIMCO Funds") into a "single purchase," if the resulting purchase totals at least $50,000. The term single purchase refers to:

               (i) a single purchase by an individual, or concurrent pur-chases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing Class A shares of the eligible PIMCO Funds for his, her or their own account;

               (ii) a single purchase by a trustee or other fiduciary purchas-ing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved; or

               (iii) a single purchase for the employee benefit plans of a single employer.
            For further information, call the Distributor at 800-426-0107 or your broker.

            CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION) A purchase of additional Class A shares of any eligible PIMCO Fund may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:
               (i)   the investor's current purchase;
               (ii) the value (at the close of business on the day of the cur-rent purchase) of all Class A shares of any eligible PIMCO Fund held by the investor computed at the maximum offering price; and
               (iii) the value of all shares described in paragraph (ii) owned by another shareholder eligible to be combined with the investor's purchase into a "single purchase" as defined above under "Combined Purchase Privilege."
               For example, if you owned Class A shares of the Equity Income
            Fund worth $25,000 at the current maximum offering price and wished to purchase Class A shares of the Growth Fund worth an ad-ditional $30,000, the sales charge for the $30,000 purchase would be at the 4.50% rate applicable to a single $55,000 purchase of shares of the Growth Fund, rather than the 5.50% rate.

            LETTER OF INTENT An investor may also obtain a reduced sales charge by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any eligible PIMCO Fund(s). Each pur-chase of shares under a Letter of Intent will be made at the pub-lic offering price or prices applicable at the time of such pur-chase to a single transaction of the dollar amount indicated in the Letter. At the investor's option, a Letter of Intent may in-clude purchases of Class A shares of any eligible PIMCO Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be in-cluded and the sales charge on any purchases prior to the Letter will not be adjusted.
               Investors qualifying for the Combined Purchase Privilege de-
            scribed above may purchase shares of the eligible PIMCO Funds un-der a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Fund, you and your spouse each purchase Class A shares of the Growth Fund worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Funds to qual-ify for the 3.50% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000 in any of the Funds).

46  PIMCO Funds: Multi-Manager Series

               A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Let-ter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount in-dicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional eligible PIMCO Fund shares, are not subject to es-crow. When the full amount indicated has been purchased, the es-crow will be released.

               If you wish to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of a Fund, you should complete the appropriate portion of the account applica-tion. If you are a current Class A shareholder desiring to do so you may obtain a form of Letter of Intent by contacting the Dis-tributor at 800-426-0107 or any broker participating in this pro-gram.

            REINSTATEMENT PRIVILEGE A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any por-tion of the redemption proceeds in Class A shares of any eligible PIMCO Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See "How Net Asset Value is Determined." A reinstatement pursuant to this priv-ilege will not cancel the redemption transaction and, consequent-ly, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a sharehold-er's interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Dis-tributor or to the investor's broker.

            SALES AT NET ASSET VALUE Each Fund may sell its Class A shares at net asset value without a sales charge to (a) current or retired officers, trustees, directors or employees of the Trust, the Advi-sor or the Distributor, a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales ex-penses associated with the sale, (b) current or retired trustees of PIMCO Funds: Pacific Investment Management Series, a registered investment company for which Pacific Investment Management, an af-filiate of the Advisor, acts as investment advisor, (c) current registered representatives and other full-time employees of par-ticipating brokers or such persons' spouses or for trust or custo-dial accounts for their minor children, (d) trustees or other fi-duciaries purchasing shares for certain employer sponsored plans that have at least 100 eligible participants or at least $1 mil-lion in total plan assets, (e) trustees or other fiduciaries pur-chasing shares for certain plans sponsored by employers, profes-sional organizations or associations or charitable organizations, the trustee, administrator, fiduciary, broker, trust company or registered investment advisor for which has an agreement with the Distributor with respect to such purchases, and to participants in such plans and their spouses purchasing for their account(s) or IRAs (with the exception of Roth IRAs), (f) participants investing through accounts known as "wrap accounts" established with brokers or dealers approved by the Distributor where such brokers or deal-ers are paid a single, inclusive fee for brokerage and investment management services, (g) client accounts of broker-dealers or reg-istered investment advisors affiliated with such broker-dealers with which the Distributor has an agreement for the use of PIMCO
            Funds: Multi-Manager Series in particular investment products or programs, and (h) accounts for which a trust company affiliated with the Trust or the Advisor serves as trustee or custodian. As described above, the Distributor will not pay any initial commis-sion to dealers upon the sale of Class A shares to the purchasers described in this paragraph except for sales to purchasers de-scribed under (d) or (e) in this paragraph.

                                                   April 1, 1998 Prospectus  47

            NOTIFICATION OF DISTRIBUTOR An investor or participating broker must notify the Distributor whenever a quantity discount or re-duced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of pur-chase to verify that each purchase qualifies for the privilege or discount. Upon such notification, the investor will receive the lowest applicable sales charge. The quantity discounts described above may be modified or terminated at any time.

            CLASS A DEFERRED SALES CHARGE For all Funds, investors who pur-chase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC (the "Class A CDSC") if such shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply to in-vestors purchasing $1,000,000 or more of any Fund's Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under "Sales at Net Asset Value" above.
               For purchases subject to the Class A CDSC, a 1% CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is de-rived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that Class A shares acquired through the reinvestment of dividends and distributions are re-deemed first, and thereafter that Class A shares that have been held by an investor for the longest period of time are redeemed first.
               The Class A CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class A CDSC, call the Distributor at 800-426-0107.

            PARTICIPATING BROKERS Investment dealers and other financial in-termediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may partici-pate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of regis-tration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. This Prospectus should be read in connection with such firms' material regarding their fees and services.

DEFERRED    Class B shares are sold at their current net asset value without
SALESCHARGE any initial sales charge. The full amount of an investor's pur-ALTERNATIVE chase payment will be invested in shares of the Fund(s) selected. -- CLASS B A CDSC will be imposed on Class B shares if an investor redeems an
SHARES      amount which causes the current value of the investor's account for a Fund to fall below the total dollar amount of purchase pay-ments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC.

48  PIMCO Funds: Multi-Manager Series

               Whether a CDSC is imposed and the amount of the CDSC will de-
            pend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are sub-ject to the CDSC according to the following schedule:

           YEAR SINCE PURCHASE   PERCENTAGE CONTINGENT
           PAYMENT WAS MADE      DEFERRED SALES CHARGE
           -------------------------------------------
           First                   5
           -------------------------------------------
           Second                  4
           -------------------------------------------
           Third                   3
           -------------------------------------------
           Fourth                  3
           -------------------------------------------
           Fifth                   2
           -------------------------------------------
           Sixth                   1
           -------------------------------------------
           Seventh                 0*

            *After the seventh year, Class B shares convert into Class A shares as described below.

               In determining whether a CDSC is payable, it is assumed that the purchase payment from which a redemption is made is the earli-est purchase payment from which a redemption or exchange has not already been fully effected.
               The following example will illustrate the operation of the
            Class B CDSC:
               Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distribu-tions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.
               In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder's account with the particular Fund are aggregated, and the current value of all such shares is aggregat-ed. Any CDSC imposed on a redemption of Class B shares is paid to the Distributor.
               Class B shares are subject to higher distribution fees than
            Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares of each Fund automatically convert into Class A shares after they have been held for seven years.
               For sales of Class B shares made and services rendered to Class
            B shareholders, the Distributor intends to make payments to par-ticipating brokers, at the time a shareholder purchases Class B shares, of 4.00% of the purchase amount for each of the Funds. During such periods as may from time to time be designated by the Distributor, the Distributor will pay selected participating bro-kers an additional amount of up to .50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts ex-ceeding thresholds established from time to time by the Distribu-tor.
               The Class B CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements --Waiver of Contingent Deferred Sales Charges." For more information about the Class B CDSC, call the Distributor at 800-426-0107.

ASSET BASED Class C shares are sold at their current net asset value without
SALES       any initial sales charge. A CDSC is imposed on Class C shares if
CHARGE      an investor redeems an amount which causes the current value of
ALTERNATIVE the investor's account for a Fund to fall below the total dollar -- CLASS C amount of purchase payments subject to the CDSC, except that no
SHARES      CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the

                                                   April 1, 1998 Prospectus  49
            amount redeemed is derived from increases in the value of the ac-count above the amount of purchase payments subject to the CDSC. All of an investor's purchase payments are invested in shares of the Fund(s) selected.
               Whether a CDSC is imposed and the amount of the CDSC will de-
            pend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are sub-ject to the CDSC according to the following schedule:

           YEAR SINCE PURCHASE   PERCENTAGE CONTINGENT
           PAYMENT WAS MADE      DEFERRED SALES CHARGE
           -------------------------------------------
           First                   1
           -------------------------------------------
           Thereafter              0


               In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the ear-liest purchase payment (from which a redemption or exchange has not already been effected).
               The following example will illustrate the operation of the
            Class C CDSC:
               Assume that an individual opens an account and makes a purchase payment of $10,000 for Class C shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distribu-tions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 1%, the Class C CDSC would be $20.
               In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class C shares in the shareholder's account with the particular Fund are aggregated, and the current value of all such shares is aggregat-ed. Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. Unlike Class B shares, Class C shares do not au-tomatically convert to any other class of shares of the Funds.
               Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the share-holder purchases Class C shares, of 1.00% (representing .75% dis-tribution fees and .25% servicing fees) of the purchase amount for all Funds. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans which are clients of a broker-dealer with which the Distributor has an agreement with respect to such pur-chases, no payments are made at the time of purchase. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to .50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each participating broker which obtains purchase or-ders in amounts exceeding thresholds established from time to time by the Distributor.
               The Class C CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class C CDSC, contact the Distributor at 800-426-0107.

            Exchange Privilege

            Except with respect to exchanges for shares of the Opportunity Fund (which are subject to certain restrictions), a shareholder may exchange Class A, Class B and Class C shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values. For information on restrictions applicable to exchanges of shares for shares of the Opportunity Fund, see "Limited Offering of Shares of the Opportunity Fund to New Investors" and "Restric-tions on Sales of and Exchanges for Shares of the Opportunity

50  PIMCO Funds: Multi-Manager Series

            Fund" under "How to Buy Shares" above. Class A, Class B and Class C shares of each Fund may also be exchanged for shares of the same class of a series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family comprised primarily of fixed income portfolios managed by Pacific Investment Management, an affiliate of the Advisor. There are currently no exchange fees or charges. Except with respect to tax-qualified programs and ex-changes effected through the PIMCO Funds Auto-Exchange plan, ex-changes are subject to the $2,500 minimum initial purchase re-quirement for each Fund. An exchange will constitute a taxable sale for federal income tax purposes.

               Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to PIMCO Funds Distributors LLC, P.O. Box 5866, Denver, CO 80217-5866 or, unless the investor has specifically declined telephone exchange privi-leges on the account application or elected in writing not to uti-lize telephone exchanges, by a telephone request to the Transfer Agent at 800-426-0107. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genu-ine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to act-ing on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone in-structions. Exchange forms are available from the Distributor at 800-426-0107 and may be used if there will be no change in the registered name or address of the shareholder. Changes in regis-tration information or account privileges may be made in writing to the Transfer Agent, Shareholder Services, Inc., P.O. Box 5866, Denver, Colorado 80217-5866, or by use of forms which are avail-able from the Distributor. A signature guarantee is required. See "How to Buy Shares--Signature Guarantee." Telephone exchanges may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on any day the Exchange is open (generally weekdays other than normal holidays). The Trust reserves the right to refuse exchange pur-chases if, in the judgment of the Advisor, the purchase would ad-versely affect the Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by the Advisor to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by Secu-rities and Exchange Commission regulations, the Trust will give 60 days' advance notice to shareholders of any termination or mate-rial modification of the exchange privilege. For further informa-tion about exchange privileges, contact your participating broker or call the Transfer Agent at 800-426-0107.
               With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capi-tal appreciation and/or reinvested dividends or capital gains dis-tributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made. Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.
               Investors may also select the PIMCO Funds Auto-Exchange plan which establishes automatic periodic exchanges. For further infor-mation on automatic exchanges see "How to Buy Shares--PIMCO Funds Auto-Exchange" above.

            How to Redeem

            Class A, Class B or Class C shares may be redeemed through a par-ticipating broker, by telephone, by submitting a written redemp-tion request directly to the Transfer Agent (for non-broker ac-counts), or through an Automatic Withdrawal Plan or PIMCO Funds Fund Link. In the event a shareholder or participants in certain self-directed qualified employee benefit plans eligible to pur-chase shares of the Opportunity Fund redeem(s) all of the share-holder's or the participants' shares of the Fund (including shares acquired during the Offering described under "How to Buy Shares-- Limited Offering of Shares of the Opportunity Fund to New Invest-ors" above), such shareholder or participants in such plans will no longer be eligible to purchase shares of the Opportunity Fund. See "How to Buy Shares--Restrictions on Sales of and Exchanges for Shares of the Opportunity Fund."

                                                   April 1, 1998 Prospectus  51

               A CDSC may apply to a redemption of Class A, Class B or Class C shares. See "Alternative Purchase Arrangements" above. Shares are redeemed at their net asset value next determined after a proper redemption request has been received, less any applicable CDSC. There is no charge by the Distributor (other than an applicable
            CDSC) with respect to a redemption; however, a participating bro-ker who processes a redemption for an investor may charge custom-ary commissions for its services. Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on a regular business day and received by the Distributor prior to the close of the Distributor's business day will be con-firmed at the net asset value effective as of the closing of the Exchange on that day, less any applicable CDSC.

DIRECT      A shareholder's original account application permits the share-
REDEMPTION  holder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemp-tions) and to elect one or more of the additional redemption pro-cedures described below. A shareholder may change the instructions indicated on his original account application, or may request ad-ditional redemption options, only by transmitting a written direc-tion to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.
               Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption pro-ceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

WRITTEN To redeem shares in writing (whether or not represented by certif-REQUESTS icates), a shareholder must send the following items to the Trans-
            fer Agent, Shareholder Services, Inc., P.O. Box 5866, Denver, Col-orado 80217-5866:

               (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or num-ber of shares to be redeemed;

               (2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certifi-cate or accompanying stock power, if required, as described under "How to Buy Shares--Signature Guarantee";

               (3) any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and

               (4) any additional documents which may be required by the
                   Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trust-ees, custodians or guardians, or if the redemption is re-quested by anyone other than the shareholder(s) of record.

               Transfers of shares are subject to the same requirements. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record for the account, to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a re-quest. Redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. This redemption option does not apply to shares held in broker "street name" accounts.
               If the proceeds of the redemption (i) exceed $50,000, (ii) are to be paid to a person other than the record owner, (iii) are to be sent to an address other than the address of the account on the Transfer Agent's records, or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemp-tion request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the adminis-trator for which has an agreement with the Distributor.

52  PIMCO Funds: Multi-Manager Series

TELEPHONE   The Trust accepts telephone requests for redemption of
REDEMPTIONS uncertificated shares for amounts up to $50,000 within any 7 cal-
            endar day period, except for investors who have specifically de-clined telephone redemption privileges on the account application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature guaran-tee. See "How to Buy Shares--Signature Guarantee." Telephone re-demptions will not be accepted during the 30-day period following any change in an account's record address. This redemption option does not apply to shares held in broker "street name" accounts.

               By completing an account application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be li-able for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his ac-count if the Trust reasonably believes the instructions to be gen-uine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Trust may accept telephone redemption instructions from any person identifying him-self as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service. The Trust will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirmations of such transac-tions and will record telephone instructions.
               A shareholder making a telephone redemption should call the
            Transfer Agent at 800-426-0107 and state (i) the name of the shareholder as it appears on the Transfer Agent's records, (ii) his account number with the Trust, (iii) the amount to be with-drawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the re-demption request is received prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange that day. If the redemption request is received after the close of the Ex-change, the redemption is effected on the following Trust business day at that day's net asset value and the proceeds are usually sent to the investor on the second following Trust business day. The Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it diffi-cult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under "Writ-ten Requests" above. Telephone communications may be recorded by the Distributor or the Transfer Agent.

FUND LINK   If a shareholder has established Fund Link, the shareholder may
REDEMPTIONS redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link ap-plication by the Transfer Agent. To use Fund Link for redemptions, call the Transfer Agent at 800-426-0107. Subject to the limita-tions set forth above under "Telephone Redemptions," the Distribu-tor, the Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be re-sponsible to any shareholder for any loss, damage or expense aris-ing out of such instructions. Requests received by the Transfer
            Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the Exchange, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form.

              Changes in bank account information must be made by completing a new Fund Link application, signed by all owners of record of the account, with all signatures guaranteed. See "How to Buy Shares-- Signature Guarantee." See "How to Buy Shares--PIMCO Funds Fund Link" for information on establishing the Fund Link privilege. The Trust

                                                   April 1, 1998 Prospectus  53
             may terminate the Fund Link program at any time without notice to shareholders. This redemption option does not apply to shares held in broker "street name" accounts.

PIMCO FUNDS  PIMCO Funds Automated Telephone System ("ATS") is an automated
AUTOMATED    telephone system that enables shareholders to perform a number of
TELEPHONE    account transactions automatically using a touch-tone telephone.
SYSTEM       ATS may be used on already-established Fund accounts after you ob-
             tain a Personal Identification Number (PIN) by calling the special
             ATS number: 1-800-223-2413.
             PURCHASING SHARES. You may purchase shares in amounts up to $100,000 by telephone by calling 1-800-223-2413. You must have es-tablished ATS privileges to link your bank account with the Fund to pay for these purchases.
             EXCHANGING SHARES. With the PIMCO Funds Exchange Privilege, you can exchange shares automatically by telephone from your Fund Link
             Account to another PIMCO Funds account you have already estab-lished by calling 1-800-223-2413. Please refer to "Exchange Privi-lege" for details.
             REDEMPTIONS. You may redeem shares by telephone automatically by calling 1-800-223-2413 and the Fund will send the proceeds di-rectly to your Fund bank account. Please refer to "How to Redeem" for details.

EXPEDITED    If a shareholder has given authorization for expedited wire re-
WIRE         demption, shares can be redeemed and the proceeds sent by federal
TRANSFER     wire transfer to a single previously designated bank account. Re-
REDEMPTIONS  quests received by the Trust prior to the close of the Exchange will result in shares being redeemed that day at the next deter-mined net asset value (less any CDSC) and normally the proceeds being sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system.
             Delivery of the proceeds of a wire redemption request may be de-layed by the Trust for up to 7 days if the Distributor deems it appropriate under then current market conditions. Once authoriza-tion is on file, the Trust will honor requests by any person iden-tifying himself as the owner of an account or the owner's broker by telephone at 800-426-0107 or by written instructions. The Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank. The Trust does not cur-rently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. The minimum amount that may be wired is $2,500. The Trust reserves the right to change this minimum or to terminate the wire redemption privi-lege. Shares purchased by check may not be redeemed by wire trans-fer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be autho-rized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form.
             To change the name of the single bank account designated to re-ceive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to PIMCO Funds Distributors
             LLC, P.O. Box 5866, Denver, CO 80217-5866. See "How to Buy
             Shares--Signature Guarantee." This redemption option does not ap-ply to shares held in broker "street name" accounts.

CERTIFICATED To redeem shares for which certificates have been issued, the cer-
SHARES tificates must be mailed to or deposited with the Trust, duly en-dorsed or accompanied by a duly endorsed stock power or by a writ-ten request for redemption. Signatures must be guaranteed as de-scribed under "How to Buy Shares--Signature Guarantee." Further documentation may be requested from institutions or fiduciary ac-counts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians ("institutional account owners"). The redemption request and stock power must be signed exactly as the account is regis-tered, including indication of any special capacity of the regis-tered owner.

AUTOMATIC    An investor who owns or buys shares of a Fund having a net asset
WITHDRAWAL   value of $10,000 or more may open an Automatic Withdrawal Plan and
PLAN         have a designated sum of money (not less than $100 per Fund) paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the account application or you may obtain an Automatic Withdrawal
             Plan application from the Distributor or your broker. If an

54  PIMCO Funds: Multi-Manager Series

            Automatic Withdrawal Plan is set up after the account is estab-lished providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature guarantee is required. See "How to Buy Shares--Signature Guarantee." Class A, Class B and Class C shares of any Fund are deposited in a plan account and all distributions are reinvested in additional shares of the particular class of the Fund at net asset value. Shares in a plan account are then redeemed at net as-set value (less any applicable CDSC) to make each withdrawal pay-ment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges."
               Redemptions for the purpose of withdrawals are ordinarily made on the business day preceding the day of payment at that day's closing net asset value and checks are mailed on the day of pay-ment selected by the shareholder. The Transfer Agent may acceler-ate the redemption and check mailing date by one day to avoid weekend delays. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fidu-ciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvanta-geous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this reason, the minimum investment accepted for a Fund while an Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Fund (other than through rein-vestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trust or the Distributor may terminate or change the terms of the Automatic Withdrawal Plan at any time.

               Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own finan-cial advisors whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.

            Distributor and Distribution and Servicing Plans

            PIMCO Funds Distributors LLC (the "Distributor"), a wholly owned subsidiary of the Advisor, is the principal underwriter of the Trust's shares and in that connection makes distribution and ser-vicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries in connection with the sale of Class B and Class C shares and servicing payments to participating brokers, certain banks and other financial inter-mediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Dis-tributor, except in cases where Class A shares are sold without a front-end sales charge. In the case of Class B shares, participat-ing brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year's distribution and servicing fee is generally paid at the time of sale. Pursuant to a Distribution Agreement with the Trust, with respect to each Fund's Class A, Class B and Class C shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders. The Distributor, located at 2187 Atlan-tic Street, Stamford, Connecticut 06902, is a broker-dealer regis-tered with the Securities and Exchange Commission.

            CLASS A SERVICING FEES As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder

                                                   April 1, 1998 Prospectus  55
            accounts, the Trust pays the Distributor servicing fees up to the annual rate of .25% (calculated as a percentage of each Fund's av-erage daily net assets attributable to Class A shares).

            CLASS B AND CLASS C DISTRIBUTION AND SERVICING FEES As compensa-tion for services rendered and expenses borne by the Distributor in connection with the distribution of Class B and Class C shares of the Trust, and in connection with personal services rendered to Class B and Class C shareholders of the Trust and the maintenance of Class B and Class C shareholder accounts, the Trust pays the Distributor servicing and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund's average daily net assets attributable to Class B and Class C shares, respectively):

                      SERVICING DISTRIBUTION
           FUND       FEE       FEE
           ---------------------------------
           All Funds  .25%      .75%


               The Class A servicing fees and Class B and Class C distribution and servicing fees paid to the Distributor are made under Distri-bution and Servicing Plans adopted pursuant to Rule 12b-l under the Investment Company Act of 1940, as amended (the "1940 Act"), and are of the type known as "compensation" plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Distribution and Servicing Plans, the fees are payable to compensate the Distributor for services ren-
            dered even if the amount paid exceeds the Distributor's expenses.
               The distribution fee applicable to Class B and Class C shares may be spent by the Distributor on any activities or expenses pri-
            marily intended to result in the sale of Class B or Class C shares, respectively, including compensation to, and expenses (in-cluding overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or in-troducing brokers who engage in distribution of Class B or Class C shares, printing of prospectuses and reports for other than exist-ing Class B or Class C shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to Class A, Class B and Class C shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder ac-counts, including compensation to, and expenses (including tele-phone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries who aid in the processing of purchase or redemption requests or the processing of dividend pay-ments, who provide information periodically to shareholders show-ing their positions in a Fund's shares, who forward communications from the Trust to shareholders, who render ongoing advice concern-ing the suitability of particular investment opportunities offered by the Trust in light of the shareholders' needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.
               Many of the Distributor's sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B or Class C shares of any Fund may indirectly support sales and ser-vicing efforts relating to the other Funds' shares of the same class. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annu-ally based on the relative sales of each class, except for any ex-penses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with re-spect to servicing fees only, to certain banks and other

56  PIMCO Funds: Multi-Manager Series
            financial intermediaries) of up to the following percentages annu-ally of the average daily net assets attributable to shares in the accounts of their customers or clients:


              ALL FUNDS/(1)/

                            SERVICING DISTRIBUTION
                            FEE       FEE
           ---------------------------------------
           Class A          .25%      N/A
           ---------------------------------------
           Class B /(2)/    .25%      None
           ---------------------------------------
           Class C
            (purchased
            before July 1,
            1991)           .25%      None
           ---------------------------------------
           Class C /(3)/
            (purchased on
            or after July
            1, 1991)        .25%      .65%

            1. Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Ad-visors Funds as/with Funds of the Trust in transactions which took place on January 17, 1997.
            2. Payable only with respect to shares outstanding for one year or more.
            3. Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.

               The Distributor may from time to time pay additional cash bo-
            nuses or other incentives to selected participating brokers in connection with the sale or servicing of Class A, Class B and Class C shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds to-gether or a particular class of shares, during a specific period of time. The Distributor currently expects that such additional bonuses or incentives will not exceed .50% of the amount of any sale. In its capacity as administrator for the Funds, PIMCO Advi-sors may pay participating brokers and other intermediaries for sub-transfer agency and other services.
               If in any year the Distributor's expenses incurred in connec-
            tion with the distribution of Class B and Class C shares and, for Class A, Class B and Class C shares, in connection with the ser-vicing of shareholders and the maintenance of shareholder ac-counts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Dis-tribution and Servicing Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the Distributor's expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Distribution and Servicing Plan terminates.
               From time to time, expenses of principal underwriters incurred in connection with the sale of Class B and Class C shares of the Funds and, in connection with the servicing of Class B and Class C shareholders of the Funds and the maintenance of Class B and Class C shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. Class B and Class C Distribu-tion and Servicing Plans, which are similar to the Trust's current Plans, were in effect prior to January 17, 1997 in respect of se-ries of PIMCO Advisors Funds that were predecessors of certain Funds listed below. The remaining Funds did not offer Class B or Class C shares prior to January 17, 1997. As of June 30, 1997, such expenses were approximately $12,674,000 in excess of payments under the Class B Distribution and Servicing Plan and $2,163,000 in excess of payments under the Class C Distribution and Servicing Plan. The

                                                   April 1, 1998 Prospectus  57
            allocation of such excess (on a pro rata basis) among the Funds listed below (and where noted, their predecessees) as of June 30, 1997 was as follows:


              EXCESS EXPENSES

                                    CLASS B                           CLASS C
                                    -------------------------------------------------------------------
                                                     (AS A PERCENTAGE                  (AS A PERCENTAGE
                                                     OF NET ASSETS                     OF NET ASSETS
                                    ($ IN THOUSANDS) AS OF 6/30/97)   ($ IN THOUSANDS) AS OF 6/30/97)
           --------------------------------------------------------------------------------------------
           Balanced Fund               35            4.00               1              .10
           --------------------------------------------------------------------------------------------
           Equity Income Fund          97            4.00               4              .10
           --------------------------------------------------------------------------------------------
           Renaissance Fund*        1,533            4.00             170              .10
           --------------------------------------------------------------------------------------------
           Value Fund                 658            4.00              35              .10
           --------------------------------------------------------------------------------------------
           Capital Appreciation
            Fund                       94            4.00               7              .10
           --------------------------------------------------------------------------------------------
           Growth Fund*             2,966            4.00             821              .10
           --------------------------------------------------------------------------------------------
           Mid-Cap Growth Fund        791            4.00              28              .10
           --------------------------------------------------------------------------------------------
           Target Fund*             3,198            4.00             526              .10
           --------------------------------------------------------------------------------------------
           Small-Cap Value Fund       358            4.00              11              .10
           --------------------------------------------------------------------------------------------
           Opportunity Fund*          N/A             N/A             341              .10
           --------------------------------------------------------------------------------------------
           International Developed
            Fund                       37            4.00               2              .10
           --------------------------------------------------------------------------------------------
           International Fund*        432            4.00              91              .10
           --------------------------------------------------------------------------------------------
           Emerging Markets Fund        9            4.00               2              .10
           --------------------------------------------------------------------------------------------
           Innovation Fund*         2,042            4.00              88              .10
           --------------------------------------------------------------------------------------------
           Precious Metals Fund*      272            4.00              14              .10

            * For these Funds, the table includes excess expenses of predeces-sor series of PIMCO Advisors Funds which reorganized as the listed Funds of the Trust on January 17, 1997.

            How Net Asset Value Is Determined

            The net asset values of Class A, Class B and Class C shares of each Fund of the Trust will be determined once on each day on which the Exchange is open (a "Business Day"), as of the close of regular trading (normally 4:00 p.m., Eastern time) on the Ex-change. Net asset value will not be determined on days on which the Exchange is closed.
               Portfolio securities and other assets for which market quota-
            tions are readily available are stated at market value. Fixed in-come securities are normally valued on the basis of quotations ob-tained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trad-ing in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Certain fixed income securities for which daily market quo-tations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. All other securities and assets are valued at their fair value as determined in good faith by the Trustees or by persons acting at their direc-tion.
               Quotations of foreign securities in foreign currency are con-
            verted to U.S. dollar equivalents using foreign exchange quota-tions received from independent dealers. The calculation of the net asset value of the International Developed, International, Emerging Markets and Precious Metals Funds may not take place con-temporaneously with

58  PIMCO Funds: Multi-Manager Series
            the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, under the Trust's procedures, the prices of foreign securities are deter-mined using information derived from pricing services and other sources. Information that becomes known to the Trust or its agents after the time that net asset value is calculated on any Business Day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined ear-lier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 p.m., Eastern time, may not be reflected in the calcula-tion of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Advisor or a Portfolio Manager and approved in good faith by the Board of Trustees.
               Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses spe-cially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of the Class B and Class C shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution fee applicable to the Class B and Class C shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by ap-proximately the amount of the expense accrual differential between a particular Fund's classes.

            Distributions

            Shares begin earning dividends on the day after the date that funds are received by the Trust for the purchase of Class A, Class B and Class C shares. Net investment income from interest and div-idends, if any, will be declared and paid quarterly to sharehold-ers of record by the Balanced, Equity Income, Renaissance and Value Funds. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the Capital Appreciation, Growth, Mid-Cap Growth, Target, Small-Cap Value, Opportunity, International Developed, In-ternational, Emerging Markets, Innovation and Precious Metals Funds. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently.
               All dividends and/or distributions will be paid in the form of additional shares of the class of shares of the Fund to which the dividends and/or distributions relate or, at the election of the shareholder, of another Fund of the Trust or PIMCO Funds: Pacific Investment Management Series as described below, at net asset val-ue, unless the shareholder elects to receive cash (either paid to shareholders directly or credited to their account with their par-ticipating broker). If a shareholder has elected to receive divi-dends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the share-holder's address of record, such shareholder's distributions will automatically be invested in the Money Market Fund of PIMCO Funds:
            Pacific Investment Management Series, until such shareholder is located. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fee applicable to Class B and Class C shares. There are no sales charges on reinvested dividends.

               Class A, Class B and Class C shareholders of the Trust may elect to invest dividends and/or distributions paid by any Fund in shares of the same class of any other Fund of the Trust or series of PIMCO Funds: Pacific Investment Management Series which offers such class of shares at net asset value. The shareholder must have an account existing in the Fund or series selected for investment with the identical registered name and address and must elect this option on the account application, on a form provided for that purpose or by a telephone request to the Transfer Agent at 800-426-0107. For further information on this option, contact your broker or call the Distributor at 800-426-0107.

                                                   April 1, 1998 Prospectus  59

            Taxes

            Each Fund intends to qualify as a regulated investment company an-nually and to elect to be treated as a regulated investment com-pany under the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.

               Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain divi-dends, exempt-interest dividends and dividends that represent a return of capital to shareholders, as ordinary income. In particu-lar, distributions derived from short-term gains will be treated as ordinary income. Dividends designated by a Fund as capital gain dividends derived from the Fund's net capital gains (that is, the excess of its net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gain except as provided by an applicable tax exemption. Under the Taxpayer Relief Act of 1997, long-term capital gains will gener-ally be taxed at a 28% or 20% rate, depending upon the holding pe-riod of the portfolio security. Any distributions that are not from a Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in October, No-vember or December of a calendar year are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them. Dividends derived from interest on certain U.S. Government securi-ties may be exempt from state and local taxes, although interest on mortgage-backed U.S. Government securities may not be so ex-empt.


               Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero-coupon security to accrue as income each year a portion of the discount at which the security was pur-chased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind se-curities will give rise to income which is required to be distrib-uted and is taxable even though the Fund holding the security re-ceives no interest payment in cash on the security during the year. Also, a portion of the yield on certain high yield securi-ties (including certain pay-in-kind securities) issued after July 10, 1989 may be treated as dividends. Accordingly, each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its share-holders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.
               Taxable shareholders should note that the timing of their in-
            vestment or redemptions could have undesirable tax consequences. If shares are purchased on or just before the record date of a dividend, taxable shareholders will pay full price for the shares and may receive a portion of their investment back as a taxable distribution. If shares are redeemed before payment of an exempt-interest dividend, shareholders may realize a taxable capital gain, whereas by waiting and receiving the exempt-interest divi-dend, a portion of their share value would have been received in the form of tax-free income.
               The preceding discussion relates only to federal income tax;
            the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of state and local income tax laws to Trust dividends and capital gain distributions. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.

60  PIMCO Funds: Multi-Manager Series

            Management of the Trust

            The business affairs of the Trust are managed under the direction of the Board of Trustees. Information about the Trustees and the Trust's executive officers may be found in the Statement of Addi-tional Information under the heading "Management of the Trust."

INVESTMENT  PIMCO ADVISORS serves as investment advisor to the Funds pursuant
ADVISOR to an investment advisory agreement with the Trust. PIMCO Advisors is a Delaware limited partnership organized in 1987. PIMCO Advi-sors provides investment management and advisory services to pri-vate accounts of institutional and individual clients and to mu-tual funds. Total assets under management by PIMCO Advisors and its subsidiary partnerships as of December 31, 1997 were approxi-mately $200 billion. The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Hold-ing LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company con-trolled by the Managing Directors of Pacific Investment Manage-ment. PIMCO Partners, G.P. is the sole general partner of PAH. PIMCO Advisors is governed by a Management Board, which exercises substantially all of the governance powers of the general partner and serves as the functional equivalent of a board of directors. PIMCO Advisors' address is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660. PIMCO Advisors is registered as an investment advisor with the Securities and Exchange Commission. PIMCO Advisors currently has seven subsidiary investment advisor partnerships, the following five of which manage one or more of the Funds: Blairlogie, Cadence, Columbus Circle, NFJ and Pacific Investment Management.
               Under the investment advisory agreement, PIMCO Advisors, sub-
            ject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Advisor, the investment of the Funds. PIMCO Advisors also fur-nishes to the Board of Trustees periodic reports on the investment performance of each Fund.

PORTFOLIO   Pursuant to portfolio management agreements, PIMCO Advisors em-
MANAGERS    ploys Portfolio Managers to provide investment advisory services to all of the Funds. With the exception of Van Eck (which manages the Precious Metals Fund), each Portfolio Manager is an affiliate of PIMCO Advisors. PIMCO Advisors (and not the Funds or the Trust) compensates the Portfolio Managers from its advisory fee. Under these agreements, a Portfolio Manager has full investment discre-tion and makes all determinations with respect to the investment of a Fund's assets, or, for the Balanced Fund, with respect to the portion of the Fund's assets allocated to the Portfolio Manager for investment, and makes all determinations respecting the pur-chase and sale of a Fund's securities and other investments.

            COLUMBUS CIRCLE manages the Renaissance Fund, the Growth Fund, the Target Fund, the Opportunity Fund and the Innovation Fund (the "Columbus Circle Funds"). Columbus Circle is an investment manage-ment firm organized as a general partnership. Columbus Circle has two partners: PIMCO Advisors as the supervisory partner, and Co-lumbus Circle Investors Management Inc. as the managing partner. Columbus Circle Investors Division of Thomson Advisory Group L.P. ("TAG"), the predecessor investment advisor to Columbus Circle, commenced operations in 1975. Accounts managed by Columbus Circle had combined assets as of December 31, 1997 of approximately $9.3 billion. Columbus Circle's address is Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902. Columbus Circle is registered as an investment advisor with the Securities and Ex-change Commission.

               At the center of Columbus Circle's equity investment strategy is its theory of Positive Momentum & Positive Surprise. This the-ory asserts that a good company doing better than generally ex-pected will experience a rise in its stock price, and conversely, a company falling short of expectations will experience a drop in its stock price. Based on this theory, Columbus Circle attempts to manage the Columbus Circle Funds with a view to investing in grow-ing companies that are surprising the market with business results that are better than anticipated.

                                                   April 1, 1998 Prospectus  61

               Investment decisions made by Columbus Circle are generally made by one or more committees, although the following individuals have primary responsibility for the noted Columbus Circle Funds. An-thony Rizza and Irwin F. Smith are primarily responsible for the day-to-day management of the Growth Fund. Mr. Rizza, a Managing Director of Columbus Circle, has 11 years of investment management experience. He received his bachelor's degree from the University of Connecticut, and he is a Chartered Financial Analyst. Mr. Smith, a Managing Director of Columbus Circle, has over 30 years of investment management experience. He received his bachelor's degree and MBA from the University of Wisconsin, and he is a Chartered Financial Analyst. Marc Felman and Donald A. Chiboucas are primarily responsible for the day-to-day management of the Op-portunity Fund. Mr. Felman, a Managing Director at Columbus Cir-cle, has 9 years of investment management experience. He received his bachelor's degree from Emory University and his MBA from the Wharton School of Business. Mr. Chiboucas, a Managing Director of Columbus Circle, has 30 years of investment management experience. He received his bachelor's degree and MBA from the University of California, Berkeley, and he is a Chartered Financial Analyst. Amy
            H. Hogan is primarily responsible for the day-to-day management of the Target Fund. Ms. Hogan, a Managing Director of Columbus Cir-cle, has 12 years of investment management experience. She re-ceived her bachelor's degree and MBA from the University of Wis-consin, and she is a Chartered Financial Analyst. Anthony Rizza (see above) is primarily responsible for the day-to-day management of the Innovation Fund. Clifford G. Fox is primarily responsible for the day-to-day management of the Renaissance Fund. Mr. Fox, a Managing Director of Columbus Circle, has 16 years of investment management experience. He received his bachelor's degree from the University of Pennsylvania and his MBA from New York University, and he is a Chartered Financial Analyst.

            CADENCE manages the Capital Appreciation Fund, the Mid-Cap Growth Fund and a portion of the Common Stock Segment of the Balanced Fund (the "Cadence Funds"). Cadence is an investment management firm organized as a general partnership. Cadence has two partners:
            PIMCO Advisors as the supervisory partner, and Cadence Capital Management Inc. as the managing partner. Cadence Capital Manage-ment Corporation, the predecessor investment advisor to Cadence, commenced operations in 1988. Accounts managed by Cadence had com-bined assets as of December 31, 1997 of approximately $5.2 bil-lion. Cadence's address is Exchange Place, 53 State Street, Bos-ton, Massachusetts 02109. Cadence is registered as an investment advisor with the Securities and Exchange Commission.
               David B. Breed, William B. Bannick, Katherine A. Burdon and Pe-
            ter B. McManus are primarily responsible for the day-to-day man-agement of the Cadence Funds. Mr. Breed is a Managing Director, the Chief Executive Officer, and a founding partner of Cadence, and has 24 years' investment management experience. He has been the driving force in developing the firm's growth-oriented stock screening and selection process and has been with Cadence or its predecessor since its inception. Mr. Breed graduated from the Uni-versity of Massachusetts and received his MBA from the Wharton School of Business. He is a Chartered Financial Analyst. Mr. Bannick is a Managing Director and Executive Vice President of Ca-dence and has 12 years' investment management experience. He pre-viously served as Executive Vice President of George D. Bjurman & Associates and as Supervising Portfolio Manager of Trinity Invest-ment Management Corporation. Mr. Bannick joined the predecessor of Cadence in 1992. He graduated from the University of Massachusetts and received his MBA from Boston University. Mr. Bannick is a Chartered Financial Analyst. Ms. Burdon is a Managing Director and Portfolio Manager of Cadence and has nine years' investment management experience. She previously served as a Vice President and Portfolio Manager of The Boston Company. Ms. Burdon joined the predecessor of Cadence in 1993. She graduated from Stanford Uni-versity and received a Master of Science degree from Northeastern University. Ms. Burdon is a Chartered Financial Analyst and Certi-fied Public Accountant. Mr. McManus is Director of Fund Management of Cadence and has 20 years' investment management experience. He previously served as a Vice President of Bank of Boston. Mr. Mc-Manus joined Cadence in 1994. He graduated from the University of Massachusetts, and he is certified as a Financial Planner.

62  PIMCO Funds: Multi-Manager Series

            NFJ manages the Equity Income Fund, the Value Fund, the Small-Cap Value Fund, and a portion of the Common Stock Segment of the Bal-anced Fund. NFJ is an investment management firm organized as a general partnership. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management Inc. as the managing part-ner. NFJ Investment Group, Inc., the predecessor investment advi-sor to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of December 31, 1997 of approximately $2.5 billion. NFJ's address is 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ is registered as an investment advisor with the Securities and Exchange Commission.

               Chris Najork and Benjamin Fischer are responsible for the day-
            to-day management of the Equity Income Fund and the portion of the Common Stock Segment of the Balanced Fund allocated to NFJ. Mr. Najork is a Managing Director and a founding partner of NFJ and has 29 years' experience encompassing equity research and portfo-lio management. He received his bachelor's degree and MBA from Southern Methodist University, and he is a Chartered Financial An-alyst. Mr. Fischer is a Managing Director and a founding partner of NFJ and has 31 years' experience encompassing equity research and portfolio management. He received his bachelor's degree from Oklahoma University and his MBA from the New York University Grad-uate School of Business. He is a Chartered Financial Analyst. Messrs. Najork, Fischer and Paul A. Magnuson are primarily respon-sible for the day-to-day management of the Value Fund and the Small-Cap Value Fund. Mr. Magnuson, a research analyst at NFJ, has 12 years' experience in equity research and portfolio management. He received his bachelor's degree in Finance from the University of Nebraska-Lincoln.

            BLAIRLOGIE manages the International Developed Fund, the Interna-tional Fund, and the Emerging Markets Fund (the "Blairlogie Funds"). Blairlogie is an investment management firm, organized as a limited partnership under the laws of the United Kingdom, with two general partners and one limited partner. The general partners are PIMCO Advisors, which serves as the supervisory partner, and Blairlogie Holdings Limited, a wholly owned subsidiary of PIMCO Advisors, which serves as the managing partner. The limited part-ner is Blairlogie Partners L.P., a limited partnership, the gen-eral partner of which is Pacific Asset Management LLC (a subsidi-ary of Pacific Life Insurance Company), and the limited partners of which are the principal executive officers of Blairlogie Capi-tal Management. Blairlogie Capital Management Ltd., the predeces-sor investment advisor to Blairlogie, commenced operations in 1992. Accounts managed by Blairlogie had combined assets as of De-cember 31, 1997 of approximately $647 million. Blairlogie's ad-dress is 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scot-land. Blairlogie is registered as an investment advisor with the Securities and Exchange Commission in the United States and with the Investment Management Regulatory Organisation in the United Kingdom.
               James Smith is primarily responsible for the day-to-day manage-
            ment of the Blairlogie Funds. Mr. Smith is a Managing Director and the Chief Investment Officer of Blairlogie and is responsible for managing an investment team of six professionals who, in turn, specialize in selection of stocks within Europe, Asia, and the Americas, and in currency and derivatives. He previously served as a Senior Portfolio Manager at Murray Johnstone in Glasgow, Scotland, responsible for international investment management for North American clients, and at Schroder Investment Management in London. Mr. Smith received his bachelor's degree in Economics from London University and his MBA from Edinburgh University. He is an Associate of the Institute of Investment Management and Research.

            PACIFIC INVESTMENT MANAGEMENT manages the Fixed Income Securities Segment of the Balanced Fund. Pacific Investment Management is an investment management firm organized as a general partnership. Pa-cific Investment Management has two partners: PIMCO Advisors as the supervisory partner, and PIMCO Management, Inc. as the manag-ing partner. Pacific Investment Management Company, the predeces-sor investment advisor to Pacific Investment Management, commenced operations in 1971. Pacific Investment Management had approxi-mately $118 billion of assets

                                                   April 1, 1998 Prospectus  63
              under management as of December 31, 1997. Pacific Investment Man-agement's address is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. Pacific Investment Management is regis-tered as an investment advisor with the Securities and Exchange Commission and as a commodity trading advisor with the CFTC.

                 William H. Gross is responsible for the day-to-day management of the Fixed Income Securities Segment of the Balanced Fund. Mr. Gross is a founder and a Managing Director of Pacific Investment Management and has been associated with Pacific Investment Manage-ment or its predecessor for more than 27 years. He has extensive investment experience in both credit research and fixed income portfolio management. He received his bachelor's degree from Duke University and his MBA from UCLA Graduate School of Business. Mr. Gross is a Chartered Financial Analyst and a member of The Los An-geles Society of Financial Analysts.

              VAN ECK is an unaffiliated investment advisor that manages the Precious Metals Fund. Van Eck is a Delaware corporation which, to-gether with its affiliates, provides investment advisory services to other mutual funds and to private accounts. Van Eck is con-trolled by John C. van Eck who, along with members of his immedi-ate family, owns 100% of the stock of Van Eck. Accounts managed by Van Eck had combined assets as of December 31, 1997 of approxi-mately $1.4 billion. Van Eck's address is 99 Park Avenue, New York, NY 10001. Van Eck is registered as an investment advisor with the Securities and Exchange Commission.

                 Henry J. Bingham, Executive Managing Director of Van Eck, has
              served as the portfolio manager responsible for the day-to-day management of the Precious Metals Fund since the Fund commenced operations.

              Registration as an investment advisor with the Securities and Ex-change Commission does not involve supervision by the Securities and Exchange Commission over investment advice, and registration with the CFTC as a commodity trading advisor does not involve su-pervision by the CFTC over commodities trading. The portfolio man-agement agreements are not exclusive, and Columbus Circle, Ca-dence, NFJ, Blairlogie, Pacific Investment Management and Van Eck may provide, and currently are providing, investment management services to other clients, including other investment companies.

FUND          PIMCO Advisors also serves as administrator (the "Administrator")
ADMINISTRATOR for the Funds' Class A, Class B and Class C shares pursuant to an administration agreement with the Trust. The Administrator pro-vides or procures administrative services for Class A, Class B and Class C shareholders of the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to the Funds' shareholders and regulatory filings. The Administrator has retained Pacific Investment Management to provide such services as sub-administrator. The Administrator and/or the sub-administrator may also retain other affiliates to provide certain of these serv-ices. In addition, the Administrator, at its own expense, arranges for the provision of legal, audit, custody, transfer agency (in-cluding sub-transfer agency and other administrative services) and other services necessary for the ordinary operation of the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.
                 The Funds (and not the Administrator) are responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors, Pacific
              Investment Management, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of bor-rowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, any Portfolio Manager, or the Trust, and any counsel retained ex-clusively for their benefit; (vi) extraordinary expenses, includ-ing costs of litigation and indemnification expenses; (vii) ex-penses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allo-cable to a specific class of shares, which include distribution and/or service fees payable with respect to Class A, Class B and Class C shares, and may

64  PIMCO Funds: Multi-Manager Series
            include certain other expenses as permitted by the Trust's Multi-ple Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, subject to review and approval by the Trustees.

ADVISORY    The Funds feature fixed advisory and administrative fees. For pro-
AND         viding or arranging for the provision of investment advisory serv-
ADMINISTRA- ices to the Funds as described above, PIMCO Advisors receives
TIVE FEES   monthly fees from each Fund at an annual rate based on the average daily net assets of the Fund as follows:

                                    ADVISORY
           FUND                     FEE RATE
           ---------------------------------
           Balanced, Equity
            Income, Value, Capital
            Appreciation and Mid-
            Cap Growth Funds        .45%
           ---------------------------------
           Growth Fund              .50%
           ---------------------------------
           Target and Interna-
            tional Funds            .55%
           ---------------------------------
           Renaissance, Small-Cap
            Value, International
            Developed and Precious
            Metals Funds            .60%
           ---------------------------------
           Opportunity and Innova-
            tion Funds              .65%
           ---------------------------------
           Emerging Markets Fund    .85%

               For providing or procuring administrative services to the Funds as described above, the Administrator receives monthly fees from each Fund at an annual rate based on the average daily net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares as follows:

                                     ADMINISTRATIVE
           FUND                      FEE RATE
           -------------------------------------------------------------------
           Precious Metals Fund      .45% of first $2.5 billion
                                     .40% of amounts in excess of $2.5 billion
           -------------------------------------------------------------------
           International Developed,
            International and
            Emerging Markets Funds   .65% of first $2.5 billion
                                     .60% of amounts in excess of $2.5 billion
           -------------------------------------------------------------------
           All Other Funds           .40% of first $2.5 billion
                                     .35% of amounts in excess of $2.5 billion

               The investment advisory, administration and sub-administration agreements for the Funds may be terminated by the Trustees, or by PIMCO Advisors or Pacific Investment Management (as the case may be) on 60 days' written notice. In addition, these agreements may be terminated with regard to the Renaissance, Growth, Target, Op-portunity, International, Innovation and Precious Metals Funds by a majority of the Trustees that are not interested persons of the Trust, PIMCO Advisors, or Pacific Investment Management (as the case may be) on 60 days' written notice. Following their initial terms, the agreements will continue from year-to-year if approved by the Trustees.

               Pursuant to the portfolio management agreements between the Ad-
            visor and each of the Portfolio Managers, PIMCO Advisors (and not the Funds or the Trust) pays each Portfolio Manager a fee based on a percentage of the average daily net assets of a Fund as follows:
            Columbus Circle--.38% for the Renaissance Fund, .34% for the Growth Fund, .36% for the Target Fund, .48% for the Opportunity Fund and .38% for the Innovation Fund; Cadence--.35% for the Capi-tal Appreciation Fund, .35% for the Mid-Cap Growth Fund and .35% for the portion of the Common Stock Segment of the Balanced Fund allocated to Cadence; NFJ--.35% for the Equity Income Fund, .35% for the Value Fund, .50% for the Small-Cap Value Fund and .35% for the portion of the Common Stock Segment of the Balanced Fund allo-cated to NFJ; Blairlogie--.50% for the International Developed Fund, .40% for the International Fund and .75% for the Emerging Markets Fund; Pacific Investment Management-- .25% for the Fixed Income Securities Segment of the Balanced Fund; and Van Eck--.35% for the Precious Metals Fund.

                                                   April 1, 1998 Prospectus  65

PORTFOLIO    Pursuant to the portfolio management agreements, a Portfolio Man-
TRANSAC-     ager places orders for the purchase and sale of portfolio invest-
TIONS        ments for a Fund's accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Portfolio Managers will seek the best price and execution of the Fund's orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The Portfolio Managers also may consider sales of shares of the Trust as a fac-tor in the selection of broker-dealers to execute portfolio trans-actions for the Trust.
               Some securities considered for investment by the Funds may also be appropriate for other clients served by the Portfolio Managers. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by a Portfolio Manager is considered at or about the same time, trans-actions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Portfolio Manager. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. As a result, larger Funds may become more concentrated in more liquid securi-ties than smaller Funds or private accounts of a Portfolio Manager pursuing a small capitalization investment strategy, which could adversely affect performance. A Portfolio Manager may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expense are averaged either for the particular transaction or for that day.

            Description of the Trust

CAPITALIZA- The Trust was organized as a Massachusetts business trust on Au-
TION gust 24, 1990, and currently consists of twenty-three portfolios that are operational, fifteen of which are described in this Pro-spectus. Other portfolios may be offered by means of a separate prospectus. The Board of Trustees may establish additional portfo-lios in the future. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.
               Under Massachusetts law, shareholders could, under certain cir-
            cumstances, be held liable for the obligations of the Trust. How-ever, the Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") of the Trust disclaims share-holder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obliga-tion or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnifica-tion out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring fi-nancial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

MULTIPLE    In addition to Class A, Class B and Class C shares, certain Funds
CLASSES OF  also offer Institutional Class and Administrative Class shares
SHARES      through a separate prospectus. See "Alternative Purchase Arrange-
            ments." During the second quarter of 1998, it is anticipated that certain Funds will offer a new class of shares, Class D shares, through a separate prospectus. These other classes of shares of the Funds may have different sales charges and expense levels, which will affect performance accordingly. This Prospectus relates only to Class A, Class B and Class C shares of the Funds.
               Class A, Class B and Class C shares of each Fund represent in-
            terests in the assets of that Fund, and each class has identical dividend, liquidation and other rights and the same terms and con-ditions, except that expenses related to the distribution and shareholder servicing of Class A, Class B and Class C shares are borne solely by such class and each class may, at the Trustees' discretion, also pay a different share of other expenses, not in-cluding advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actu-ally incurred

66  PIMCO Funds: Multi-Manager Series
            in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

VOTING Each class of shares of each Fund has identical voting rights, ex-cept that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any Distribu-tion and Servicing Plan or agreement applicable only to that class. These shares are entitled to vote at meetings of sharehold-ers. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have de-termined that the matter does not affect all Funds, then only shareholders of the Fund or Funds affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote to-gether, except with respect to a Distribution and Servicing Plan or agreement applicable to a class of shares or when a class vote is required as specified above or otherwise by the 1940 Act. Shares are freely transferable, are entitled to dividends as de-clared by the Trustees and, in liquidation of the Trust, are enti-tled to receive the net assets of their Fund, but not of the other Funds. The Trust does not generally hold annual meetings of share-holders and will do so only when required by law. Shareholders may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Such a meeting will be called at the written request of the holders of 10% of the Trust's outstanding shares.

               Shares entitle their holders to one vote per share (with pro-
            portionate voting for fractional shares). As of February 28, 1998, the following were shareholders of record of at least 25% of the outstanding voting securities of the indicated Fund: Merrill Lynch, Pierce, Fenner & Smith Inc. (Jacksonville, Florida) with respect to the Target Fund and the Opportunity Fund; and Charles Schwab & Co., Inc. (San Francisco, California) with respect to the Emerging Markets Fund. To the extent a shareholder is also the beneficial owner of such shares, the shareholder may be deemed to control (as that term is defined in the 1940 Act) the Fund. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) pres-ent at a meeting, if the holders of more than 50% of the outstand-ing shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Trust).

            Mailings to Shareholders

            To reduce the volume of mail shareholders receive, it is antici-pated that only one copy of most Trust reports, such as the Trust's annual reports, will be mailed to a shareholder's house-hold (same surname, same address). A shareholder may call 800-426-0107 if additional shareholder reports are desired.

                                                   April 1, 1998 Prospectus  67

          ---------------------------------------------------------------------
PIMCO     INVESTMENT ADVISOR AND ADMINISTRATOR
FUNDS:    PIMCO Advisors L.P., 800 Newport Center Drive, Newport Beach, CA
MULTI-    92660
MANAGER   ---------------------------------------------------------------------
SERIES    PORTFOLIO MANAGERS
          Columbus Circle Investors, Cadence Capital Management, NFJ Invest-ment Group, Blairlogie Capital Management, Pacific Investment Man-agement Company, Van Eck Associates Corporation
          ---------------------------------------------------------------------
          DISTRIBUTOR
          PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT
          06902
          ---------------------------------------------------------------------
          CUSTODIAN
          Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105
          ---------------------------------------------------------------------
          SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT
          Shareholder Services, Inc., P.O. Box 5866, Denver, CO 80217
          ---------------------------------------------------------------------
          INDEPENDENT ACCOUNTANTS
          Price Waterhouse LLP, 1055 Broadway, Kansas City, MO 64105
          ---------------------------------------------------------------------
          LEGAL COUNSEL
          Ropes & Gray, One International Place, Boston, MA 02110
          ---------------------------------------------------------------------

          For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at http://www.pimcofunds.com.

PIMCO Funds is on the Web

www.pimcofunds.com


A Partial List of What's Available:

Daily Manager Commentary

Fund Manager Bios

Current and Historical Fund Performance

Lipper Rankings

Morningstar Ratings

Listing of Fund Porfolio Holdings

Risk Analysis

Daily Share Prices

Downloadable Literature Section

On-line Literature Requests

Resources for Investment Professionals


PIMCO Funds Distributors LLC is pleased to announce the launch of its Web site. You and your financial advisor now have around-the-clock access to the most timely and comprehensive information available on all of the PIMCO Funds. In addition, the site includes daily commentary from our fund managers, with insights on the economy and other factors affecting the stock and bond markets.

[GRAPHIC OF PIMCO WEBSITE APPEARS HERE]

You'll find the site to be informative and easy-to-use. It's divided into three main sections: Investment Insight, Fund Information and Resources. And there are several functions that can help you navigate your way around the site. We can be found on the Worldwide Web at www.pimcofunds.com.

[GRAPHIC OF PIMCO WEBSITE APPEARS HERE]

Investment Insight
The Investment Insight section provides an overview of six of the investment management firms under the PIMCO Advisors L.P. umbrella. You'll find an explanation of each firm's investment process, biographies of the investment team, manager updates and more.

[GRAPHIC OF PIMCO WEBSITE APPEARS HERE]

Fund Information
In the Fund Information section you'll access detailed profiles of all the PIMCO Funds, including current and historical performance, Lipper rankings and Morningstar ratings. Additionally, we provide a summary of a fund's portfolio-- complete with risk analysis data. You can also obtain daily fund share prices. Please read the relevant prospectus carefully before you invest in any PIMCO Fund.

[GRAPHIC OF PIMCO WEBSITE APPEARS HERE]

Resources
Our Resources section features a variety of useful information, including:

 . an on-line document library that contains prospectuses, applications and other forms that you can view and print

 . a literature-by-mail "catalog", so you can order free materials, such as our popular Investor Guide

 . information about our convenient shareholder services, such as Auto-Invest, Fund Link and our 24-Hour Telephone Information System

 . a listing of the features and benefits of the retirement plans offered by PIMCO Funds.

Questions?
We're sure you'll find the PIMCO Funds Web site to be an invaluable tool. If you have any comments or questions about the site, please call us today at 1-800-426-0107. Or, use the e-mail feature of the site to contact us.


                                              [LOGO OF PIMCO FUNDS APPEARS HERE]

                                                                            LOGO


Multi-Manager Series

BLAIRLOGIE CAPITAL MANAGEMENT
    PIMCO Emerging Markets Fund
    PIMCO International Developed Fund
    PIMCO International Fund

CADENCE CAPITAL MANAGEMENT
    PIMCO Capital Appreciation Fund
    PIMCO Mid-Cap Growth Fund
    PIMCO Micro-Cap Growth Fund
    PIMCO Small-Cap Growth Fund

COLUMBUS CIRCLE INVESTORS
    PIMCO Renaissance Fund
    PIMCO Core Equity Fund
    PIMCO Mid-Cap Equity Fund
    PIMCO Innovation Fund
    PIMCO International Growth Fund

NFJ INVESTMENT GROUP
    PIMCO Equity Income Fund
    PIMCO Value Fund
    PIMCO Small-Cap Value Fund

PARAMETRIC PORTFOLIO ASSOCIATES
    PIMCO Enhanced Equity Fund
    PIMCO Structured Emerging Markets Fund
    PIMCO Tax-Managed Structured Emerging Markets Fund

MULTIPLE MANAGERS
    PIMCO Balanced Fund

                                                                      PROSPECTUS

--------------------------------------------------------------------------------
                                                                   April 1, 1998

PIMCO Funds: Multi-Manager Series
Prospectus

April 1, 1998

PIMCO Funds: Multi-Manager Series (the "Trust"), formerly PIMCO Funds: Equity Advisors Series, is an open-end management investment company ("mutual fund"). This Prospectus describes nineteen separate diversified investment portfolios (the "Funds") of the Trust. Each Fund has its own investment objective and policies. The Trust is designed to provide access to the professional investment management services offered by PIMCO Advisors L.P. ("PIMCO Advisors") and the Funds' Portfolio Managers.

This Prospectus describes two classes of shares offered by each Fund: the "Institutional Class" and the "Administrative Class." Through separate prospectuses, certain Funds may offer up to four additional classes of shares, Class A, Class B, Class C, and Class D shares. See "Other Information--Multiple Classes of Shares." Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investments in the Funds). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund's Administrative Class shares are subject to service and/or distribution fees paid to such entities for services they provide to shareholders of that class. Administrative Class shares of certain Funds are not currently available for investment. Institutional Class and Administrative Class shares of the Funds are generally offered for sale at the relevant next determined net asset value for each class with no sales charge.

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Funds. It should be read and retained for ready reference to information about the Funds. Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest, and of investment policies and restrictions applicable to each Fund, are set forth in this Prospectus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of the Funds' investments will change, the investment returns and net asset value per share of each Fund will vary.

A Statement of Additional Information, dated April 1, 1998, as amended or supplemented from time to time, containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. It is available without charge and may be obtained by writing or calling:

                     PIMCO Funds
                     840 Newport Center Drive, Suite 360
                     Newport Beach, CA 92660

                     Telephone: (800) 927-4648

                                (800) 987-4626 (PIMCO Infolink Audio Response
                                               Network).

The Securities and Exchange Commission maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information about the Funds.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                                      April 1, 1998 Prospectus 1

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
   Prospectus Summary......................................................   3
   Expense Information.....................................................   8
   Financial Highlights....................................................  10
   Investment Objectives and Policies......................................  16
   Investment Restrictions.................................................  28
   Characteristics and Risks of Securities and Investment Techniques.......  31
   Management of the Trust.................................................  44
   Purchase of Shares......................................................  51
   Redemption of Shares....................................................  55
   Portfolio Transactions..................................................  57
   Net Asset Value.........................................................  58
   Dividends, Distributions and Taxes......................................  59
   Other Information.......................................................  60

2 PIMCO Funds: Multi-Manager Series

                               PROSPECTUS SUMMARY

  PIMCO Funds: Multi-Manager Series (the "Trust") is an open-end management investment company ("mutual fund") organized as a Massachusetts business trust on August 24, 1990. This Prospectus describes nineteen separate diversified investment portfolios (the "Funds") offered by the Trust.

                              COMPARISON OF FUNDS

  The following chart provides general information about each of the Funds. It is qualified in its entirety by the more complete descriptions of the Funds appearing elsewhere in this Prospectus.

PORTFOLIO MANAGER AND FUND
                       INVESTMENT OBJECTIVE AND PRIMARY INVESTMENTS
--------------------------------------------------------------------------------

BLAIRLOGIE CAPITAL
MANAGEMENT

 Emerging Markets      Seeks long-term growth of capital; invests primarily in
                       common stocks of companies located in emerging market
                       countries.
--------------------------------------------------------------------------------
 International         Seeks long-term growth of capital; invests primarily in
 Developed             a diversified portfolio of international equity
                       securities.
--------------------------------------------------------------------------------
 International         Seeks capital appreciation, income is incidental;
                       invests primarily in common stocks of non-U.S. issuers.
--------------------------------------------------------------------------------

CADENCE CAPITAL
MANAGEMENT

 Capital               Seeks growth of capital; invests primarily in common
 Appreciation          stocks of companies with market capitalizations of at
                       least $100 million that have improving fundamentals and
                       whose stock is reasonably valued by the market.
--------------------------------------------------------------------------------
                       Seeks growth of capital; invests primarily in common
 Mid-Cap Growth        stocks of companies with market capitalizations in
                       excess of $500 million that have improving fundamentals
                       and whose stock is reasonably valued by the market.
--------------------------------------------------------------------------------
                       Seeks long-term growth of capital; invests primarily in
 Micro-Cap Growth      common stocks of companies with market capitalizations
                       of less than $100 million that have improving
                       fundamentals and whose stock is reasonably valued by the
                       market.
--------------------------------------------------------------------------------
                       Seeks growth of capital; invests primarily in common
 Small-Cap Growth      stocks of companies with market capitalizations between
                       $50 million and $1 billion that have improving
                       fundamentals and whose stock is reasonably valued by the
                       market.
--------------------------------------------------------------------------------

COLUMBUS CIRCLE
INVESTORS

 Renaissance           Seeks long-term growth of capital and income; invests
                       primarily in income-producing stocks and convertibles.
--------------------------------------------------------------------------------
 Core Equity           Seeks long-term growth of capital, with income as a
                       secondary objective; invests primarily in common stocks
                       of companies with market capitalizations in excess of $3
                       billion.
--------------------------------------------------------------------------------
                       Seeks long-term growth of capital; invests primarily in
 Mid-Cap Equity        common stocks of companies with market capitalizations
                       between $800 million and $3 billion.
--------------------------------------------------------------------------------
 Innovation            Seeks capital appreciation; invests primarily in common
                       stocks of technology-related companies.
--------------------------------------------------------------------------------
 International         Seeks long-term capital appreciation; invests primarily
 Growth                in an international portfolio of equity and equity-
                       related securities.
                                       (CONTINUED ON NEXT PAGE)

                                                     April 1, 1998 Prospectus 3

PORTFOLIO MANAGER AND FUND
                      INVESTMENT OBJECTIVE AND PRIMARY INVESTMENTS
-------------------------------------------------------------------------------

NFJ INVESTMENT
GROUP

 Equity Income        Seeks current income as a primary investment objective,
                      and long-term growth of capital as a secondary
                      objective; invests primarily in common stocks with
                      below-average price to earnings ratios and higher
                      dividend yields relative to their industry groups.
-------------------------------------------------------------------------------
 Value                Seeks long-term growth of capital and income; invests
                      primarily in common stocks with below-average price to
                      earnings ratios relative to their industry groups.
-------------------------------------------------------------------------------
                      Seeks long-term growth of capital and income; invests
 Small-Cap Value      primarily in common stocks of companies with market
                      capitalizations between $50 million and $1 billion and
                      below-average price to earnings ratios relative to
                      their industry groups.
-------------------------------------------------------------------------------

PARAMETRIC
PORTFOLIO
ASSOCIATES

 Enhanced Equity      Seeks to provide a total return which equals or exceeds
                      the total return performance of the Standard & Poor's
                      500 Composite Stock Price Index; invests in common
                      stocks represented in that Index.
-------------------------------------------------------------------------------
 Structured           Seeks long-term growth of capital; invests primarily in
 Emerging Markets     common stocks of companies located in emerging market
                      countries.
-------------------------------------------------------------------------------
 Tax-Managed
 Structured           Has the same investment objective and policies as the
 Emerging Markets     Structured Emerging Markets Fund, except that the Fund
                      seeks to achieve superior after-tax returns for
                      shareholders by employing a variety of tax-efficient
                      management strategies.
-------------------------------------------------------------------------------

MULTIPLE MANAGERS

 Balanced Seeks total return consistent with prudent investment management; invests in common stocks, fixed income securities and money market instruments.
-------------------------------------------------------------------------------

                      INVESTMENT RISKS AND CONSIDERATIONS

  The following are some of the primary risks relevant to an investment in the Funds and to the securities in which the Funds invest. Investors should read this Prospectus carefully for a more complete discussion of the risks relating to an investment in the Funds. The value of all securities and other instruments held by the Funds vary from time to time in response to a wide variety of market factors. Consequently, the net asset value per share of each Fund will vary. The net asset value per share of any Fund may be less at the time of redemption than it was at the time of investment. Except for the Balanced Fund, all of the Funds invest primarily in common stock or other types of equity securities (the "Stock Funds"). While each of the International, Renaissance, Innovation, and International Growth Funds may invest up to 100% of its assets in money market instruments for temporary defensive purposes, it is the policy of the other Stock Funds to be as fully invested as practicable in common stock. These other Stock Funds may not invest in debt securities as a defensive investment posture (although they may invest in such securities to provide for payment of expenses and to meet redemption requests), and, therefore, may be more vulnerable to general declines in stock prices. For further information, see "Investment Objectives and Policies--Stock Funds."

  Certain of the Funds may invest in debt securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P"). Such securities carry a high degree of credit risk and are considered speculative by the major rating agencies. Certain Funds may invest in securities of foreign issuers, which may be subject to additional risk factors, including foreign currency and political risks, not applicable to securities

4 PIMCO Funds: Multi-Manager Series
of U.S. issuers. Investments by certain Funds in securities of issuers based in countries with developing economies may pose political, currency, and market risks greater than, or in addition to, risks of investing in foreign developed countries. Certain of the Funds' investment techniques may involve a form of borrowing, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio and may require liquidation of portfolio positions when it is not advantageous to do so.

  Certain Funds may use derivative instruments, including futures, options, options on futures, and swap agreements, for hedging purposes or as part of their investment strategies. Use of these instruments may involve certain costs and risks, including the risk that a Fund could not close out a position when it would be most advantageous to do so, the risk of an imperfect correlation between the value of the securities being hedged and the value of the particular derivative instrument, and the risk that unexpected changes in interest rates may adversely affect the value of a Fund's investments in particular derivative instruments.

  The Funds offer their shares to both retail and institutional investors. Institutional shareholders, some of whom also may be investment advisory clients of PIMCO Advisors L.P. or its affiliates, may hold large positions in certain of the Funds. Such shareholders may on occasion make large redemptions of their holdings in the Funds to meet their liquidity needs, in connection with strategic adjustments to their overall portfolio of investments, or for other purposes. Large redemptions from some Funds could require liquidation of portfolio positions when it is not most desirable to do so. Liquidation of portfolio holdings also may cause a Fund to realize taxable capital gains.

                   INVESTMENT ADVISER AND PORTFOLIO MANAGERS

  PIMCO Advisors L.P. ("PIMCO Advisors" or the "Adviser") serves as investment adviser to the Trust. PIMCO Advisors is one of the largest investment management firms in the U.S. As of December 31, 1997, PIMCO Advisors and its subsidiary partnerships had approximately $200 billion in assets under management. Subject to the supervision of the Board of Trustees of the Trust, the Adviser is responsible for the investment program for the Funds in accordance with each Fund's investment objective, policies, and restrictions. For all of the Funds, the Adviser has engaged its affiliates to serve as Portfolio Managers. These affiliated Portfolio Managers, each of which is a subsidiary partnership of PIMCO Advisors, are Blairlogie Capital Management ("Blairlogie"), Cadence Capital Management ("Cadence"), Columbus Circle Investors ("Columbus Circle"), NFJ Investment Group ("NFJ"), Pacific Investment Management Company ("Pacific Investment Management"), and Parametric Portfolio Associates ("Parametric"). Under the supervision of PIMCO Advisors, the Portfolio Managers make determinations with respect to the purchase and sale of portfolio securities, and they place, in the names of the Funds, orders for execution of the Funds' transactions. For the Balanced Fund, PIMCO Advisors determines the allocation of the Fund's assets among common stock and fixed income securities and reserves the right to allocate a portion of the Fund's assets for investment in money market instruments and to manage the investment of such assets.

  For its services, the Adviser receives fees based on the average daily net assets of each Fund. The Portfolio Managers are compensated by the Adviser out of its fees (not by the Trust). See "Management of the Trust."

                               PURCHASE OF SHARES

  This Prospectus describes two classes of shares of each Fund: the "Institutional Class" and the "Administrative Class." Shares of the Institutional Class are offered primarily for direct investment by institutional investors (Institutional

                                                     April 1, 1998 Prospectus 5

Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investments in the Funds). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Each Fund pays service and/or distribution fees to such entities for services they provide to such Fund's shareholders of that class. Administrative Class shares of certain Funds are not currently available for investment.

  Except with respect to shares of the Structured Emerging Markets and Tax-Managed Structured Emerging Markets Funds, shares of the Institutional Class and Administrative Class of the Funds are offered at the relevant next determined net asset value with no sales charge or other fee. A "Fund Reimbursement Fee" is normally charged on purchases of Institutional Class and Administrative Class shares of the Structured Emerging Markets and Tax-Managed Structured Emerging Markets Funds equal to 1.00% of the net asset value of the shares purchased. See "Purchase of Shares--Fund Reimbursement Fees." The minimum initial investment for shares of either class is $5 million, subject to certain exceptions. Shares of either class may also be offered to clients of the Adviser and its affiliates. The Micro-Cap Growth and Small-Cap Growth Funds are currently closed to new investors, although existing shareholders may continue to invest in these Funds, subject to the Adviser's and Cadence's right to suspend all new investments at their discretion, depending upon market conditions and other factors. In addition, Institutional Class and Administrative Class shares of the International, Innovation, Structured Emerging Markets, and Tax-Managed Structured Emerging Markets Funds are not offered as of the date of this Prospectus; however, investment opportunities in these Funds may be available in the future. It is anticipated that the Structured Emerging Markets and Tax-Managed Structured Emerging Markets Funds will begin offering Institutional Class and Administrative Class shares to the public on or about July 13, 1998. See "Purchase of Shares--Expected Commencement of the Structured Emerging Markets and Tax-Managed Structured Emerging Markets Funds." These restrictions may be changed or eliminated at any time at the discretion of the Trust's Board of Trustees. See "Purchase of Shares."

                           REDEMPTIONS AND EXCHANGES

  Institutional Class and Administrative Class shares of each Fund may be redeemed without cost (except as noted below) at the relevant net asset value per share of the class of that Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price.

  Institutional Class and Administrative Class shares of any Fund may be exchanged without cost (except as noted below) on the basis of relative net asset values for shares of the same class of any other Fund of the Trust offered generally to the public, or for shares of the same class of a series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management. See "Redemption of Shares."

  A Fund Reimbursement Fee is normally charged on redemptions and exchanges involving Institutional Class and Administrative Class shares of the Structured Emerging Markets and Tax-Managed Structured Emerging Markets Funds equal to 1.00% of the net asset value of the shares redeemed or exchanged. See "Redemption of Shares."

                          DIVIDENDS AND DISTRIBUTIONS

  Each Fund will distribute dividends from net investment income at least annually (except for the Renaissance, Equity Income, Value, and Balanced Funds, which will distribute dividends quarterly), and any net realized capital gains at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the same class of the same Fund, unless cash payment is requested. Dividends from net investment income with respect to Administrative Class shares will be lower than those paid with respect to Institutional Class shares, reflecting the payment of service and/or distribution fees by that class. See "Dividends, Distributions and Taxes."

6 PIMCO Funds: Multi-Manager Series

                      (This page left blank intentionally)

                                                    April 1, 1998 Prospectus  7

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES (INSTITUTIONAL CLASS AND ADMINISTRATIVE
CLASS):

  Sales Load Imposed on Purchases....................................... None
  Sales Load Imposed on Reinvested Dividends............................ None
  Redemption Fee........................................................ None
  Exchange Fee.......................................................... None
  Fund Reimbursement Fee Imposed on Purchases, Redemptions and
   Exchanges:
   Structured Emerging Markets and Tax-Managed Structured Emerging
    Markets Funds....................................................... 1.00%*
   All Other Funds...................................................... None

   * Unless a waiver applies, investors are charged a "Fund Reimbursement Fee" in connection with purchases and redemptions involving Institutional Class and Administrative Class shares of the Structured Emerging Markets and Tax-Managed Structured Emerging Markets Funds equal to 1.00% of the net asset value of the shares purchased or redeemed. The fee also applies to exchanges involving these Funds. See "Purchase of Shares--Fund Reimbursement Fees" and "Redemption of Shares."

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):

                                               ADVISORY ADMINISTRATIVE  TOTAL
   INSTITUTIONAL CLASS SHARES                    FEE         FEE       EXPENSES
   --------------------------                  -------- -------------- --------
   Emerging Markets Fund......................   0.85%       0.50%       1.35%
   International Developed Fund...............   0.60        0.50        1.10
   International Fund.........................   0.55        0.50        1.05
   Capital Appreciation Fund..................   0.45        0.25        0.70
   Mid-Cap Growth Fund........................   0.45        0.25        0.70
   Micro-Cap Growth Fund......................   1.25        0.25        1.50
   Small-Cap Growth Fund......................   1.00        0.25        1.25
   Renaissance Fund...........................   0.60        0.25        0.85
   Core Equity Fund...........................   0.57        0.25        0.82
   Mid-Cap Equity Fund........................   0.63        0.25        0.88
   Innovation Fund............................   0.65        0.25        0.90
   International Growth Fund..................   0.85        0.50        1.35
   Equity Income Fund.........................   0.45        0.25        0.70
   Value Fund.................................   0.45        0.25        0.70
   Small-Cap Value Fund.......................   0.60        0.25        0.85
   Enhanced Equity Fund.......................   0.45        0.25        0.70
   Structured Emerging Markets Fund...........   0.45        0.50        0.95
   Tax-Managed Structured Emerging Markets
    Fund......................................   0.45        0.50        0.95
   Balanced Fund..............................   0.45        0.25        0.70

                                                              SERVICE/
                                      ADVISORY ADMINISTRATIVE  12B-1    TOTAL
   ADMINISTRATIVE CLASS SHARES          FEE         FEE         FEE    EXPENSES
   ---------------------------        -------- -------------- -------- --------
   Emerging Markets Fund.............   0.85%       0.50%       0.25%    1.60%
   International Developed Fund......   0.60        0.50        0.25     1.35
   International Fund................   0.55        0.50        0.25     1.30
   Capital Appreciation Fund.........   0.45        0.25        0.25     0.95
   Mid-Cap Growth Fund...............   0.45        0.25        0.25     0.95
   Micro-Cap Growth Fund.............   1.25        0.25        0.25     1.75
   Small-Cap Growth Fund.............   1.00        0.25        0.25     1.50
   Renaissance Fund..................   0.60        0.25        0.25     1.10
   Core Equity Fund..................   0.57        0.25        0.25     1.07
   Mid-Cap Equity Fund...............   0.63        0.25        0.25     1.13
   Innovation Fund...................   0.65        0.25        0.25     1.15
   International Growth Fund.........   0.85        0.50        0.25     1.60
   Equity Income Fund ...............   0.45        0.25        0.25     0.95
   Value Fund........................   0.45        0.25        0.25     0.95
   Small-Cap Value Fund..............   0.60        0.25        0.25     1.10
   Enhanced Equity Fund..............   0.45        0.25        0.25     0.95
   Structured Emerging Markets Fund..   0.45        0.50        0.25     1.20
   Tax-Managed Structured Emerging
    Markets Fund.....................   0.45        0.50        0.25     1.20
   Balanced Fund.....................   0.45        0.25        0.25     0.95

  For a more detailed discussion of the Funds' fees and expenses, see "Fund Administrator," "Advisory and Administrative Fees," and "Service and Distribution Fees" under the caption "Management of the Trust."

8 PIMCO Funds: Multi-Manager Series

EXAMPLE OF FUND EXPENSES:
  An investor would pay the following expenses on a $1,000 investment assuming
(1) a hypothetical 5% annual return and (2) redemption at the end of each time period:

   INSTITUTIONAL CLASS SHARES                   1 YEAR 3 YEARS 5 YEARS 10 YEARS
   --------------------------                   ------ ------- ------- --------
   Emerging Markets Fund.......................  $14     $43     $74     $162
   International Developed Fund................   11      35      61      134
   International Fund..........................   11      33      58      128
   Capital Appreciation Fund...................    7      22      39       87
   Mid-Cap Growth Fund.........................    7      22      39       87
   Micro-Cap Growth Fund.......................   15      47      82      179
   Small-Cap Growth Fund.......................   13      40      69      151
   Renaissance Fund............................    9      27      47      105
   Core Equity Fund............................    8      26      46      101
   Mid-Cap Equity Fund.........................    9      28      49      108
   Innovation Fund.............................    9      29      50      111
   International Growth Fund...................   14      43      74      162
   Equity Income Fund..........................    7      22      39       87
   Value Fund..................................    7      22      39       87
   Small-Cap Value Fund........................    9      27      47      105
   Enhanced Equity Fund........................    7      22      39       87
   Structured Emerging Markets Fund*...........   29      50      --       --
   Tax-Managed Structured Emerging Markets
    Fund*......................................   29      50      --       --
   Balanced Fund...............................    7      22      39       87
   ADMINISTRATIVE CLASS SHARES                  1 YEAR 3 YEARS 5 YEARS 10 YEARS
   ---------------------------                  ------ ------- ------- --------
   Emerging Markets Fund.......................  $16     $50     $87     $190
   International Developed Fund................   14      43      74      163
   International Fund..........................   13      41      71      157
   Capital Appreciation Fund...................   10      30      53      117
   Mid-Cap Growth Fund.........................   10      30      53      117
   Micro-Cap Growth Fund.......................   18      55      95      206
   Small-Cap Growth Fund.......................   15      47      82      179
   Renaissance Fund............................   11      35      61      134
   Core Equity Fund............................   11      34      59      131
   Mid-Cap Equity Fund ........................   12      36      62      137
   Innovation Fund.............................   12      37      63      140
   International Growth Fund...................   16      50      87      190
   Equity Income Fund..........................   10      30      53      117
   Value Fund..................................   10      30      53      117
   Small-Cap Value Fund........................   11      35      61      134
   Enhanced Equity Fund........................   10      30      53      117
   Structured Emerging Markets Fund*...........   32      58      --       --
   Tax-Managed Structured Emerging Markets
    Fund*......................................   32      58      --       --
   Balanced Fund...............................   10      30      53      117

   * The Examples for the Structured Emerging Markets and Tax-Managed Structured Emerging Markets Funds assume the payment of a Fund Reimbursement Fee both at the time of purchase and at the time of redemption even though such fees may be waived for certain investors. See "Purchase of Shares--Fund Reimbursement Fees" and "Redemption of Shares." Assuming there is no redemption at the end of the time periods listed, the Examples for 1 year and 3 years, respectively, for the Structured Emerging Markets and Tax-Managed Structured Emerging Markets Funds would be as follows: Institutional Class Shares--$20 and $40; and Administrative Class Shares--$22 and $48.

  The above tables are provided to assist investors in understanding the various expenses which may be borne directly or indirectly in connection with an investment in the Funds. The information is based upon each Fund's current fees and expenses. This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.
                                                     April 1, 1998 Prospectus 9

                             FINANCIAL HIGHLIGHTS

  The financial highlights set forth on the following pages present certain information and ratios as well as performance information for the Funds. The information provided below is included in the June 30, 1997 PIMCO Funds Annual Report (relating to Institutional Class and Administrative Class shares) and has been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in such Annual Report. The Annual Report is incorporated by reference in the Statement of Additional Information and may be obtained from the Trust without charge. Financial statements and related notes are also incorporated by reference in the Statement of Additional Information. The International, Renaissance, Innovation, International Growth, Structured Emerging Markets, and Tax-Managed Structured Emerging Markets Funds did not offer Institutional or Administrative Class Shares during the reporting periods. Prior to November 1, 1995, the fiscal year end for each Fund listed below was October 31.

  Selected data for a share outstanding throughout each period:


                       NET ASSET               NET REALIZED/     TOTAL    DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS
                         VALUE        NET        UNREALIZED   INCOME FROM  FROM NET  EXCESS OF NET   FROM NET
                       BEGINNING  INVESTMENT   GAIN (LOSS) ON INVESTMENT  INVESTMENT  INVESTMENT     REALIZED
                       OF PERIOD INCOME (LOSS)  INVESTMENTS   OPERATIONS    INCOME      INCOME     CAPITAL GAINS
--------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND
 Institutional Class
  06/30/97              $12.66      $ 0.06(a)      $ 1.30(a)    $ 1.36      $(0.06)     $ 0.00        $ 0.00
  11/01/95-06/30/96      11.27        0.03           1.40         1.43       (0.04)       0.00          0.00
  10/31/95               16.53        0.07          (4.55)       (4.48)      (0.06)       0.00         (0.72)
  10/31/94               12.27       (0.01)          4.45         4.44        0.00        0.00         (0.18)
  06/01/93-10/31/93      10.00        0.03           2.52         2.55       (0.02)       0.00         (0.26)
 Administrative Class
  06/30/97               12.63        0.00(a)        1.32(a)      1.32        0.00        0.00          0.00
  11/01/95-06/30/96      11.24        0.02(a)        1.40(a)      1.42       (0.03)       0.00          0.00
  10/31/95               16.95        0.00          (4.95)       (4.95)      (0.05)       0.00         (0.71)
INTERNATIONAL DEVELOPED FUND (i)
 Institutional Class
  06/30/97              $12.54      $ 0.10(a)      $ 1.09(a)    $ 1.19      $ 0.00      $ 0.00        $(0.61)
  11/01/95-06/30/96      11.74        0.72           0.72         1.44       (0.07)      (0.36)        (0.21)
  10/31/95               11.86        0.10           0.30         0.40       (0.09)       0.00         (0.43)
  10/31/94               10.69        0.09           1.15         1.24       (0.03)       0.00         (0.04)
  06/08/93-10/31/93      10.00        0.05           0.69         0.74       (0.04)       0.00         (0.01)
 Administrative Class
  06/30/97               12.51        0.06(a)        1.09(a)      1.15        0.00        0.00         (0.61)
  11/01/95-06/30/96      11.73        0.69(a)        0.72(a)      1.41       (0.07)      (0.35)        (0.21)
  11/30/94-10/31/95      11.21        0.02           1.01         1.03       (0.08)       0.00         (0.43)
CAPITAL APPRECIATION
 FUND
 Institutional Class
  06/30/97              $18.10      $ 0.24         $ 5.08       $ 5.32      $(0.10)     $ 0.00        $(2.13)
  11/01/95-06/30/96      16.94        0.35           1.99         2.34       (0.15)       0.00         (1.03)
  10/31/95               13.34        0.18           3.60         3.78       (0.18)       0.00          0.00
  10/31/94               13.50        0.14          (0.12)        0.02       (0.14)       0.00         (0.04)
  10/31/93               11.27        0.11           2.73         2.84       (0.11)       0.00         (0.50)
  10/31/92               11.02        0.14           1.05         1.19       (0.14)       0.00         (0.72)
  03/08/91-10/31/91      10.00        0.09           1.02         1.11       (0.09)       0.00          0.00
 Administrative Class
  07/31/96-06/30/97      17.19        0.16           6.03         6.19       (0.09)       0.00         (2.13)
MID-CAP GROWTH FUND
 Institutional Class
  06/30/97              $19.44      $(0.07)        $ 5.25       $ 5.18      $(0.05)     $ 0.00        $(4.29)
  11/01/95-06/30/96      18.16        0.32           1.53         1.85       (0.14)       0.00         (0.43)
  10/31/95               13.97        0.07           4.19         4.26       (0.07)       0.00          0.00
  10/31/94               13.97        0.06           0.01         0.07       (0.06)       0.00         (0.01)
  10/31/93               11.29        0.07           2.70         2.77       (0.07)       0.00         (0.02)
  10/31/92               10.28        0.10           1.03         1.13       (0.10)       0.00          0.00
  08/26/91-10/31/91      10.00        0.02           0.27         0.29       (0.01)       0.00          0.00
 Administrative Class
  06/30/97               19.44       (0.13)          5.25         5.12       (0.03)       0.00         (4.29)
  11/01/95-06/30/96      18.17        0.28           1.53         1.81       (0.11)       0.00         (0.43)
  11/30/94-10/31/95      13.31        0.03           4.85         4.88       (0.02)       0.00          0.00

-------
 *Annualized
 (a)Per share amounts based on average number of shares outstanding during the period.
 (i)Formerly the Blairlogie International Active Fund.

10 PIMCO Funds: Multi-Manager Series

                                                                                                       RATIO OF
                                                                                                          NET
DISTRIBUTIONS                                                                              RATIO OF   INVESTMENT
IN EXCESS OF   DISTRIBUTIONS TAX BASIS               NET ASSET               NET ASSETS   EXPENSES TO  INCOME TO
NET REALIZED       FROM      RETURN OF     TOTAL     VALUE END                 END OF     AVERAGE NET AVERAGE NET   PORTFOLIO
CAPITAL GAINS  EQUALIZATION   CAPITAL  DISTRIBUTIONS OF PERIOD TOTAL RETURN PERIOD (000S)   ASSETS      ASSETS    TURNOVER RATE
-------------------------------------------------------------------------------------------------------------------------------
    $0.00         $ 0.00       $0.00      $(0.06)     $13.96       10.85%     $ 52,703       1.45%        0.45%         74%
     0.00           0.00        0.00       (0.04)      12.66       12.70        80,545       1.35*        0.84*         74
     0.00           0.00        0.00       (0.78)      11.27      (27.70)       73,539       1.35         0.57         118
     0.00           0.00        0.00       (0.18)      16.53       36.31        79,620       1.35        (0.06)         79
     0.00           0.00        0.00       (0.28)      12.27       25.55        14,625       1.34*        0.64*         37
     0.00           0.00        0.00        0.00       13.95       10.45           117       1.69         0.02          74
     0.00           0.00        0.00       (0.03)      12.63       12.70           368       1.61*        0.18*         74
     0.00           0.00        0.00       (0.76)      11.24      (27.96)          830       1.62         0.02         118
    $0.00         $ 0.00       $0.00      $(0.61)     $13.12       10.07%     $ 94,044       1.13%        0.85%         77%
     0.00           0.00        0.00       (0.64)      12.54       12.54        70,207       1.10*        0.81*         60
     0.00           0.00        0.00       (0.52)      11.74        3.83        63,607       1.10         1.10          63
     0.00           0.00        0.00       (0.07)      11.86       11.68        22,569       1.10         1.12          89
     0.00           0.00        0.00       (0.05)      10.69        7.39         8,299       1.10*        0.91*         20
     0.00           0.00        0.00       (0.61)      13.05        9.77         2,302       1.38         0.52          77
     0.00           0.00        0.00       (0.63)      12.51       12.33         5,624       1.35*        1.04*         60
     0.00           0.00        0.00       (0.51)      11.73        9.61           675       1.34*        0.50*         58
    $0.00         $ 0.00       $0.00      $(2.23)     $21.19       31.52%     $536,187       0.71%        1.02%         87%
     0.00           0.00        0.00       (1.18)      18.10       14.65       348,728       0.70*        1.33*         73
     0.00           0.00        0.00       (0.18)      16.94       28.47       236,220       0.70         1.22          83
     0.00           0.00        0.00       (0.18)      13.34        0.15       165,441       0.70         1.17          77
     0.00           0.00        0.00       (0.61)      13.50       25.30        84,990       0.70         0.94          81
     0.00          (0.08)       0.00       (0.94)      11.27       10.75        36,334       0.70         1.13         134
     0.00           0.00        0.00       (0.09)      11.02       11.19        18,813       0.75*        1.55*         41
     0.00           0.00        0.00       (2.22)      21.16       38.26         3,115       0.96*        0.66*         87
    $0.00         $ 0.00       $0.00      $(4.34)     $20.28       30.58%     $291,374       0.71%        0.53%         82%
     0.00           0.00        0.00       (0.57)      19.44       10.37       231,011       0.70*        1.11*         79
     0.00           0.00        0.00       (0.07)      18.16       30.54       189,320       0.70         0.43          78
     0.00           0.00        0.00       (0.07)      13.97        0.58       121,791       0.70         0.45          61
     0.00           0.00        0.00       (0.09)      13.97       24.57        67,625       0.70         0.56          98
     0.00          (0.02)       0.00       (0.12)      11.29       10.91        21,213       0.70         0.87          66
     0.00           0.00        0.00       (0.01)      10.28        2.98         2,748       0.82*        0.92*         13
     0.00           0.00        0.00       (4.32)      20.24       30.23         2,066       0.96         0.28          82
     0.00           0.00        0.00       (0.54)      19.44       10.17         1,071       0.95*        0.89*         79
     0.00           0.00        0.00       (0.02)      18.17       36.64           892       0.94*        0.23*         72
DISTRIBUTIONS
IN EXCESS OF    AVERAGE
NET REALIZED   COMMISSION
CAPITAL GAINS     RATE
-------------------------------------------------------------------------------------------------------------------------------
    $0.00        $0.00
     0.00         0.01
     0.00         0.03
     0.00
     0.00
     0.00         0.00
     0.00         0.01
     0.00          N/A
    $0.00        $0.03
     0.00         0.02
     0.00         0.03
     0.00
     0.00
     0.00         0.03
     0.00         0.02
     0.00          N/A
    $0.00        $0.06
     0.00         0.04
     0.00         0.05
     0.00
     0.00
     0.00
     0.00
     0.00         0.06
    $0.00        $0.06
     0.00         0.04
     0.00         0.04
     0.00
     0.00
     0.00
     0.00
     0.00         0.06
     0.00         0.04
     0.00          N/A

                                                     April 1, 1998 Prospectus 11


                       NET ASSET                NET REALIZED/     TOTAL    DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS
                         VALUE        NET         UNREALIZED   INCOME FROM  FROM NET  EXCESS OF NET   FROM NET
                       BEGINNING  INVESTMENT    GAIN (LOSS) ON INVESTMENT  INVESTMENT  INVESTMENT     REALIZED
                       OF PERIOD INCOME (LOSS)   INVESTMENTS   OPERATIONS    INCOME      INCOME     CAPITAL GAINS
-----------------------------------------------------------------------------------------------------------------
MICRO-CAP GROWTH FUND
 Institutional Class
  06/30/97              $18.47      $ 0.00          $ 3.41       $ 3.41      $ 0.00       $0.00        $ (2.03)
  11/01/95-06/30/96      15.38        0.00            3.43         3.43        0.00        0.00          (0.34)
  10/31/95               11.87       (0.04)           3.55         3.51        0.00        0.00           0.00
  10/31/94               11.06       (0.03)           0.84         0.81        0.00        0.00           0.00
  06/25/93-10/31/93      10.00        0.00            1.07         1.07        0.00        0.00           0.00
 Administrative Class
  06/30/97               18.46       (0.06)           3.41         3.35        0.00        0.00          (2.03)
  04/01/96-06/30/96      16.73        0.03            1.70         1.73        0.00        0.00           0.00
SMALL-CAP GROWTH FUND
 Institutional Class
  06/30/97              $20.83      $(0.01)(a)      $ 3.17(a)    $ 3.16      $ 0.00       $0.00        $(10.59)
  11/01/95-06/30/96      21.02        2.02           (0.61)        1.41        0.00        0.00          (1.60)
  10/31/95               19.38       (0.05)           3.12         3.07        0.00        0.00          (1.43)
  10/31/94               19.15       (0.02)           0.89         0.87        0.00        0.00          (0.64)
  10/31/93               15.80       (0.06)           6.19         6.13        0.00        0.00          (2.78)
  10/31/92               14.87        0.01            1.50         1.51       (0.01)       0.00          (0.57)
  01/07/91-10/31/91      10.00        0.02            5.03         5.05       (0.02)       0.00          (0.16)
 Administrative Class
  06/30/97               20.82       (0.06)(a)        3.24(a)      3.18        0.00        0.00         (10.59)
  11/01/95-06/30/96      21.01        2.02(a)        (0.61)(a)     1.41        0.00        0.00          (1.60)
  09/27/95-10/31/95      21.90       (0.02)          (0.87)       (0.89)       0.00        0.00           0.00
CORE EQUITY FUND
 Institutional Class
  06/30/97              $13.55      $ 0.03(a)       $ 2.78(a)    $ 2.81      $(0.02)      $0.00        $ (0.79)
  11/01/95-06/30/96      12.72        0.51            0.65         1.16       (0.04)      (0.01)         (0.28)
  12/28/94-10/31/95      10.00        0.07            2.71         2.78       (0.06)       0.00           0.00
 Administrative Class
  06/30/97               13.56        0.00(a)         2.77(a)      2.77       (0.01)       0.00          (0.79)
  11/01/95-06/30/96      12.73        0.49            0.65         1.14       (0.02)      (0.01)         (0.28)
  05/31/95-10/31/95      11.45        0.02            1.28         1.30       (0.02)       0.00           0.00
MID-CAP EQUITY FUND
 Institutional Class
  06/30/97              $14.66      $(0.06)(a)      $ 1.31(a)    $ 1.25      $ 0.00       $0.00        $ (1.87)
  11/01/95-06/30/96      12.92        0.49            1.62         2.11        0.00        0.00          (0.37)
  12/28/94-10/31/95      10.00        0.02            2.92         2.94       (0.02)       0.00           0.00
EQUITY INCOME FUND
 Institutional Class
  06/30/97              $14.36      $ 0.40          $ 3.17       $ 3.57      $(0.55)      $0.00        $ (1.97)
  11/01/95-06/30/96      13.09        0.78            1.31         2.09       (0.34)       0.00          (0.48)
  10/31/95               11.75        0.46            1.67         2.13       (0.46)       0.00          (0.33)
  10/31/94               11.95        0.42           (0.16)        0.26       (0.42)       0.00          (0.04)
  10/31/93               10.92        0.40            1.40         1.80       (0.40)       0.00          (0.37)
  10/31/92               10.77        0.45            0.93         1.38       (0.43)       0.00          (0.57)
  03/08/91-10/31/91      10.00        0.24            0.92         1.16       (0.24)       0.00          (0.15)
 Administrative Class
  06/30/97               14.35        0.27            3.26         3.53       (0.51)       0.00          (1.97)
  11/01/95-06/30/96      13.13        0.75            1.31         2.06       (0.36)       0.00          (0.48)
  11/30/94-10/31/95      11.12        0.39            2.35         2.74       (0.40)       0.00          (0.33)

--------
 *Annualized
 (a)Per share amounts based on average number of shares outstanding during the period.

12 PIMCO Funds: Multi-Manager Series

                                                                                                       RATIO OF
                                                                                                          NET
DISTRIBUTIONS                                                                              RATIO OF   INVESTMENT
IN EXCESS OF   DISTRIBUTIONS TAX BASIS               NET ASSET               NET ASSETS   EXPENSES TO  INCOME TO
NET REALIZED       FROM      RETURN OF     TOTAL     VALUE END                 END OF     AVERAGE NET AVERAGE NET   PORTFOLIO
CAPITAL GAINS  EQUALIZATION   CAPITAL  DISTRIBUTIONS OF PERIOD TOTAL RETURN PERIOD (000S)   ASSETS      ASSETS    TURNOVER RATE
-------------------------------------------------------------------------------------------------------------------------------
    $0.00         $ 0.00      $ 0.00      $ (2.03)    $19.85      20.05%      $164,139       1.52%      (0.49)%         84%
     0.00           0.00        0.00        (0.34)     18.47      22.64         83,973       1.50*       (0.45)*        54
     0.00           0.00        0.00         0.00      15.38      29.54         69,775       1.50        (0.37)         87
     0.00           0.00        0.00         0.00      11.87       7.31         32,605       1.50        (0.25)         59
     0.00           0.00       (0.01)       (0.01)     11.06      10.81         10,827       1.50*       (0.02)*        16
     0.00           0.00        0.00        (2.03)     19.78      19.72          2,116       1.77        (0.74)         84
     0.00           0.00        0.00         0.00      18.46      10.34            566       1.73*       (0.74)*        54
    $0.00         $ 0.00      $ 0.00      $(10.59)    $13.40      22.82%      $ 33,390       1.32%      (0.05)%        129%
     0.00           0.00        0.00        (1.60)     20.83       7.22         32,954       1.25*       (0.20)*        59
     0.00           0.00        0.00        (1.43)     21.02      17.39         73,977       1.25        (0.27)         86
     0.00           0.00        0.00        (0.64)     19.38       4.62         50,425       1.25        (0.33)         66
     0.00           0.00        0.00        (2.78)     19.15      38.80         43,308       1.25        (0.35)         62
     0.00           0.00        0.00        (0.58)     15.80      10.20         33,734       1.25         0.09          66
     0.00           0.00        0.00        (0.18)     14.87      50.68         33,168       1.29*        0.11*         48
     0.00           0.00        0.00       (10.59)     13.41      23.12              1       1.54        (0.36)        129
     0.00           0.00        0.00        (1.60)     20.82       7.18            112       1.50*       (0.41)*        59
     0.00           0.00        0.00         0.00      21.01      (5.34)           544       1.60*       (0.82)*         9
    $0.00         $ 0.00      $ 0.00      $ (0.81)    $15.55      21.59%      $  6,444       0.87%        0.23%        139%
     0.00           0.00        0.00        (0.33)     13.55       9.41         10,452       0.82*        0.53*         73
     0.00           0.00        0.00        (0.06)     12.72      27.86          7,791       0.82*        0.79*        123
     0.00           0.00        0.00        (0.80)     15.53      21.20         29,332       1.13        (0.03)        139
     0.00           0.00        0.00        (0.31)     13.56       9.23         33,575       1.07*        0.28*         73
     0.00           0.00        0.00        (0.02)     12.73      11.34         24,645       1.06*        0.34*         58
    $0.00         $ 0.00      $ 0.00      $ (1.87)    $14.04       9.61%      $  7,591       1.15%       (0.43)%       202%
     0.00           0.00        0.00        (0.37)     14.66      16.72          8,378       0.88*       (0.32)*        97
     0.00           0.00        0.00        (0.02)     12.92      29.34          8,357       0.88*        0.24*        132
    $0.00         $ 0.00      $ 0.00      $ (2.52)    $15.41      27.67%      $121,138       0.72%        3.03%         45%
     0.00           0.00        0.00        (0.82)     14.36      16.35        116,714       0.70*        3.41*         52
     0.00           0.00        0.00        (0.79)     13.09      19.36        118,015       0.70         3.83          46
     0.00           0.00        0.00        (0.46)     11.75       2.25         92,365       0.70         3.77          36
     0.00           0.00        0.00        (0.77)     11.95      16.65         67,854       0.70         3.55          39
     0.00          (0.23)       0.00        (1.23)     10.92      12.89         30,506       0.70         3.83          47
     0.00           0.00        0.00        (0.39)     10.77      11.81         15,628       0.74*        4.18*         62
     0.00           0.00        0.00        (2.48)     15.40      27.40          8,145       0.97         2.79          45
     0.00           0.00        0.00        (0.84)     14.35      16.08          6,097       0.95*        3.19*         52
     0.00           0.00        0.00        (0.73)     13.13      25.69            140       0.95*        3.43*         43
DISTRIBUTIONS
IN EXCESS OF    AVERAGE
NET REALIZED   COMMISSION
CAPITAL GAINS     RATE
-------------------------------------------------------------------------------------------------------------------------------
    $0.00        $0.05
     0.00         0.02
     0.00         0.03
     0.00
     0.00
     0.00         0.05
     0.00         0.02
    $0.00        $0.05
     0.00         0.02
     0.00         0.02
     0.00
     0.00
     0.00
     0.00
     0.00         0.05
     0.00         0.02
     0.00          N/A
    $0.00        $0.06
     0.00         0.04
     0.00         0.03
     0.00         0.06
     0.00         0.04
     0.00          N/A
    $0.00        $0.06
     0.00         0.03
     0.00         0.04
    $0.00        $0.06
     0.00         0.06
     0.00         0.06
     0.00
     0.00
     0.00
     0.00
     0.00         0.06
     0.00         0.06
     0.00          N/A

                                                     April 1, 1998 Prospectus 13


                      NET ASSET               NET REALIZED/     TOTAL    DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS
                        VALUE        NET        UNREALIZED   INCOME FROM  FROM NET  EXCESS OF NET   FROM NET
                      BEGINNING  INVESTMENT   GAIN (LOSS) ON INVESTMENT  INVESTMENT  INVESTMENT     REALIZED
                      OF PERIOD INCOME (LOSS)  INVESTMENTS   OPERATIONS    INCOME      INCOME     CAPITAL GAINS
---------------------------------------------------------------------------------------------------------------
VALUE FUND (ii)
 Institutional Class
  06/30/97             $12.46       $1.05         $ 2.11       $ 3.16      $(0.31)      $0.00        $(0.50)
  11/01/95-06/30/96     12.53        0.25           1.62         1.87       (0.17)       0.00         (1.77)
  10/31/95              11.55        0.30           2.18         2.48       (0.30)       0.00         (1.20)
  10/31/94              11.92        0.30          (0.28)        0.02       (0.29)       0.00         (0.10)
  10/31/93              10.05        0.28           2.36         2.64       (0.28)       0.00         (0.49)
  12/30/91-10/31/92     10.00        0.24           0.23         0.47       (0.24)       0.00         (0.18)
SMALL-CAP VALUE FUND
 Institutional Class
  06/30/97             $14.20       $0.46         $ 3.63       $ 4.09      $(0.13)      $0.00        $(2.38)
  11/01/95-06/30/96     13.10        0.56           1.49         2.05       (0.21)       0.00         (0.74)
  10/31/95              12.07        0.28           1.92         2.20       (0.28)       0.00         (0.89)
  10/31/94              12.81        0.29          (0.65)       (0.36)      (0.29)       0.00         (0.09)
  10/31/93              10.98        0.24           2.33         2.57       (0.24)       0.00         (0.50)
  10/31/92              10.09        0.22           1.17         1.39       (0.22)       0.00         (0.24)
  10/01/91-10/31/91     10.00        0.02           0.10         0.12       (0.03)       0.00          0.00
 Administrative Class
  06/30/97              14.20        0.38           3.68         4.06       (0.12)       0.00         (2.38)
  11/01/95-06/30/96     13.16        0.54           1.43         1.97       (0.19)       0.00         (0.74)
ENHANCED EQUITY FUND
 Institutional Class
  06/30/97             $15.91       $1.18         $ 3.10       $ 4.28      $(0.10)      $0.00        $(3.63)
  11/01/95-06/30/96     14.44        0.34           1.67         2.01       (0.16)       0.00         (0.38)
  10/31/95              11.99        0.25           2.62         2.87       (0.25)       0.00         (0.17)
  10/31/94              12.08        0.25          (0.04)        0.21       (0.25)       0.00         (0.05)
  10/31/93              11.76        0.23           0.74         0.97       (0.23)       0.00         (0.42)
  10/31/92              10.80        0.16           1.06         1.22       (0.16)       0.00         (0.04)
  02/11/91-10/31/91     10.00        0.16           0.80         0.96       (0.16)       0.00          0.00
BALANCED FUND (iii)
 Institutional Class
  06/30/97             $11.64       $0.89         $ 1.21       $ 2.10      $(0.36)      $0.00        $(1.96)
  11/01/95-06/30/96     11.89        0.27           0.76         1.03       (0.27)       0.00         (1.01)
  10/31/95              10.35        0.44           1.54         1.98       (0.44)       0.00          0.00
  10/31/94              10.84        0.34          (0.34)        0.00       (0.34)       0.00         (0.15)
  10/31/93              10.42        0.35           0.68         1.03       (0.35)       0.00         (0.26)
  06/25/92-10/31/92     10.00        0.12           0.52         0.64       (0.12)       0.00         (0.10)

--------
 *Annualized
 (ii)  Formerly the NFJ Diversified Low P/E Fund.
 (iii) NFJ and Cadence began serving as Portfolio Managers of the portion of the Balanced Fund allocated for investment in common stocks on August 1, 1996. Prior to August 1, 1996, a different firm served as portfolio manager.

14 PIMCO Funds: Multi-Manager Series

                                                                                                       RATIO OF
                                                                                                          NET
DISTRIBUTIONS                                                                              RATIO OF   INVESTMENT
IN EXCESS OF   DISTRIBUTIONS TAX BASIS               NET ASSET               NET ASSETS   EXPENSES TO  INCOME TO
NET REALIZED       FROM      RETURN OF     TOTAL     VALUE END                 END OF     AVERAGE NET AVERAGE NET   PORTFOLIO
CAPITAL GAINS  EQUALIZATION   CAPITAL  DISTRIBUTIONS OF PERIOD TOTAL RETURN PERIOD (000S)   ASSETS      ASSETS    TURNOVER RATE
-------------------------------------------------------------------------------------------------------------------------------
    $0.00         $ 0.00       $0.00      $(0.81)     $14.81      26.38%      $ 74,613       0.73%       2.02%          71%
     0.00           0.00        0.00       (1.94)      12.46      16.24         52,727       0.70*       2.40*          29
     0.00           0.00        0.00       (1.50)      12.53      24.98         14,443       0.70        2.50           71
     0.00           0.00        0.00       (0.39)      11.55       0.15         15,442       0.70        2.34           44
     0.00           0.00        0.00       (0.77)      11.92      26.35         22,930       0.70        2.43           28
     0.00           0.00        0.00       (0.42)      10.05       4.68         18,083       0.70*       2.57*          73
    $0.00         $ 0.00       $0.00      $(2.51)     $15.78      31.99%      $ 34,639       0.90%       1.92%          48%
     0.00           0.00        0.00       (0.95)      14.20      16.35         29,017       0.85*       2.12*          35
     0.00           0.00        0.00       (1.17)      13.10      19.88         35,093       0.85        2.25           50
     0.00           0.00        0.00       (0.38)      12.07      (2.89)        31,236       0.85        2.23           48
     0.00           0.00        0.00       (0.74)      12.81      23.60         46,523       0.85        2.05           42
     0.00          (0.04)       0.00       (0.50)      10.98      13.75         18,261       0.85        2.16           27
     0.00           0.00        0.00       (0.03)      10.09       1.19          5,060       1.09*       3.06*           0
     0.00           0.00        0.00       (2.50)      15.76      31.70          5,916       1.16        1.68           48
     0.00           0.00        0.00       (0.93)      14.20      15.64          4,433       1.10*       1.86*          35
    $0.00         $ 0.00       $0.00      $(3.73)     $16.46      31.45%      $ 44,838       0.74%       1.31%          91%
     0.00           0.00        0.00       (0.54)      15.91      14.21         83,425       0.70*       1.58*          53
     0.00           0.00        0.00       (0.42)      14.44      24.46         73,999       0.70        1.91           21
     0.00           0.00        0.00       (0.30)      11.99       1.83         65,915       0.70        2.20           44
     0.00           0.00        0.00       (0.65)      12.08       8.20         46,724       0.70        1.89           15
     0.00          (0.06)       0.00       (0.26)      11.76      11.46         36,515       0.70        1.81           17
     0.00           0.00        0.00       (0.16)      10.80       9.59          4,451       0.73*       2.14*           0
    $0.00         $ 0.00       $0.00      $(2.32)     $11.42      20.37%      $ 61,518       0.74%       3.33%         199%
     0.00           0.00        0.00       (1.28)      11.64       9.07         82,562       0.70*       3.46*         140
     0.00           0.00        0.00       (0.44)      11.89      19.47         72,638       0.70        3.73           43
     0.00           0.00        0.00       (0.49)      10.35       0.08        130,694       0.70        3.25           47
     0.00           0.00        0.00       (0.61)      10.84      10.06        126,410       0.70        3.10           19
     0.00           0.00        0.00       (0.22)      10.42       6.40         99,198       0.70*       3.36*          39
DISTRIBUTIONS
IN EXCESS OF    AVERAGE
NET REALIZED   COMMISSION
CAPITAL GAINS     RATE
-------------------------------------------------------------------------------------------------------------------------------
    $0.00        $0.06
     0.00         0.06
     0.00         0.06
     0.00
     0.00
     0.00
    $0.00        $0.06
     0.00         0.04
     0.00         0.04
     0.00
     0.00
     0.00
     0.00
     0.00         0.06
     0.00         0.04
    $0.00        $0.06
     0.00         0.05
     0.00         0.05
     0.00
     0.00
     0.00
     0.00
    $0.00        $0.06
     0.00         0.05
     0.00         0.04
     0.00
     0.00
     0.00

                                                    April 1, 1998 Prospectus 15

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objective and general investment policies of each Fund are described below. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's investments will change, the net asset value per share of each Fund also will vary. Specific portfolio securities eligible for purchase by the Funds, investment techniques that may be used by the Funds, and the risks associated with these securities and techniques are described more fully under "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information. For information on other investment policies of the Stock Funds, see "Investment Objectives and Policies--Stock Funds."

  EMERGING MARKETS FUND seeks long-term growth of capital. The Fund invests primarily in common stocks of companies located in countries identified as emerging market countries. The Morgan Stanley Capital International Emerging Markets Free Index ("MSCI Free Index") and the International Finance Corporation Emerging Markets Index ("IFC Index") are used as the bases for choosing the countries in which the Fund invests. However, the Fund is not limited to the countries and weightings of these indexes. The Portfolio Manager applies two levels of screening in selecting investments for the Fund. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant country universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors), and performance relative to the industry, price to earnings ratios, and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase as well as provides a sell discipline for fully valued securities. In selecting securities, the Portfolio Manager considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.

  For purposes of implementing its investment objective, the Fund invests primarily in some or all of the following emerging market countries (this list is not exclusive):

  Argentina             Hong Kong           Mexico               South Korea
  Brazil                Hungary             Pakistan             Sri Lanka
  Chile                 India               Peru                 Taiwan
  China                 Indonesia           Philippines          Thailand
  Colombia              Israel              Poland               Turkey
  Czech Republic        Jordan              Portugal             Venezuela
  Greece                Malaysia            South Africa         Zimbabwe

  For purposes of allocating the Fund's investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced.

  Most of the foreign securities in which the Fund invests will be denominated in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the MSCI Free Index or the IFC Index. Such foreign currency transactions may include forward foreign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. Up to 10% of the Fund's assets may be invested in the securities of other investment companies. The Fund may sell (write) call and put options. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and

16 PIMCO Funds: Multi-Manager Series
also for investment purposes. For instance, the Fund may invest in stock index futures contracts and related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments--Index Futures." The Fund may also engage in equity index swap transactions.

  Investing in the securities of foreign issuers, and particularly emerging market issuers, involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques-- Foreign Securities." The Portfolio Manager for the Emerging Markets Fund is Blairlogie.

  INTERNATIONAL DEVELOPED FUND seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of international equity securities. The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index ("EAFE Index") is used as a basis for choosing the countries in which the Fund invests. However, the Fund is not limited to the countries and weightings of the EAFE Index. Under normal market conditions, the Fund will invest no more than 35% of its assets in securities issued by companies located in countries that the Portfolio Manager determines, on the basis of market capitalization, liquidity, and other considerations, to have underdeveloped securities markets. The Portfolio Manager applies two levels of screening in selecting investments for the Fund. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant country universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors) and performance relative to the industry, price to earnings ratios, and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase and also provides a sell discipline for fully valued securities. In selecting securities, the Portfolio Manager considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.

  For purposes of allocating the Fund's investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced.

  Most of the international equity securities in which the Fund invests will be traded in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the EAFE Index. Such foreign currency transactions may include forward foreign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. Up to 10% of the Fund's assets may be invested in the securities of other investment companies. The Fund may sell (write) call and put options. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment purposes. For instance, the Fund may invest in stock index futures contracts and related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments--Index Futures." The Fund may also engage in equity index swap transactions.

  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Portfolio Manager for the International Developed Fund is Blairlogie.

                                                    April 1, 1998 Prospectus 17

  INTERNATIONAL FUND seeks capital appreciation through investments in an international portfolio. Income is an incidental consideration. Under normal market conditions, at least 65% of the International Fund's total assets will be invested in common stocks, which may or may not pay dividends, as well as convertible bonds, convertible preferred stocks, warrants, rights or other equity securities, for a combination of capital appreciation and income. Convertible securities may include securities convertible only by certain classes of investors (which may not include the Fund). The Fund may not invest in convertible securities which are of less than investment grade quality at the time of purchase.

  The Fund will normally invest in securities traded in developed foreign securities markets. Particular consideration is given to investments principally traded in developed North American (other than United States), Japanese, European, Pacific and Australian securities markets, and in securities of foreign issuers traded on United States securities markets. The Fund will also invest in emerging markets, where markets may not yet fully reflect the potential of the developing economy. There are no prescribed limits on geographic asset distribution and the Fund has the authority to invest in securities traded in securities markets of any country in the world. In allocating the Fund's assets among the various securities markets of any country in the world, the Portfolio Manager will consider such factors as the condition and growth potential of the various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested, although under normal market circumstances the Fund's investments will include securities principally traded in at least three different countries. The Fund will not limit its investments to any particular type or size of company.

  The Fund may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies which invest in foreign markets. The Fund may also purchase and write call and put options on securities, securities indexes, and on foreign currencies; enter into futures contracts and use options on futures contracts, including futures contracts on foreign currencies; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment purposes. For instance, the Fund may invest in stock index futures contacts and related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments-- Index Futures."

  The Fund will not normally invest in securities of U.S. issuers traded on U.S. securities markets. However, when the Portfolio Manager believes that conditions in international securities markets warrant a defensive investment strategy, the Fund may invest up to 100% of its assets in domestic debt, foreign debt and equity securities principally traded in the U.S., including money market instruments, obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities, or corporate bonds and sponsored American Depository Receipts.

  Investing in the securities of foreign issuers, and particularly emerging market issuers, involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques-- Foreign Securities." The Portfolio Manager for the International Fund is Blairlogie.

  CAPITAL APPRECIATION FUND seeks growth of capital. The Fund invests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of the approximately 1,000 largest market capitalization stocks, all of which are those of companies with market capitalizations of at least $100 million at the time of investment. The

18 PIMCO Funds: Multi-Manager Series

Fund usually invests in approximately 60 to 100 common stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Portfolio Manager for the Capital Appreciation Fund is Cadence.

  MID-CAP GROWTH FUND seeks growth of capital. The Fund invests primarily in common stocks of middle capitalization companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of companies with market capitalizations in excess of $500 million at the time of investment, excluding the 200 companies with the highest market capitalization. The Fund usually invests in approximately 60 to 100 common stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen,
(iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Portfolio Manager for the Mid-Cap Growth Fund is Cadence.

  MICRO-CAP GROWTH FUND seeks long-term growth of capital. The Fund invests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. The Fund usually invests in approximately 60 to 100 common stocks selected from a universe of stocks with publicly available market capitalizations of less than $100 million at the time of investment. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated therewith. The Portfolio Manager for the Micro-Cap Growth Fund is Cadence.

  SMALL-CAP GROWTH FUND seeks growth of capital. The Fund invests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. The Fund usually invests in approximately 60 to 100 common stocks selected from a universe of stocks with market capitalizations of $50 million to $1 billion at the time of investment. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen,
(ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated therewith. The Portfolio Manager for the Small-Cap Growth Fund is Cadence.

                                                    April 1, 1998 Prospectus 19

  RENAISSANCE FUND seeks long-term growth of capital and income. The Fund invests primarily in a variety of income-producing equity securities. Income-producing equity securities include common stocks that pay dividends, preferred stocks and securities (including debt securities) that are convertible into common stocks ("convertible securities").

  The Fund may invest a portion of its assets in preferred stocks and convertible securities rated at least B by Moody's or S&P (or similarly rated by another Nationally Recognized Statistical Rating Organization ("NRSRO"), or unrated but determined by the Portfolio Manager to be of comparable quality), and may invest up to 10% of its total assets in convertible securities rated below B by Moody's or S&P (or similarly rated by another NRSRO, or unrated but determined by the Portfolio Manager to be of comparable quality). Securities rated Ba or below by Moody's or BB or below by S&P (or of similar quality) are not considered to be of "investment grade" quality. These lesser rated debt securities may involve special risks. See "Characteristics and Risks of Securities and Investment Techniques--High Yield Securities ("Junk Bonds")." Although the Fund reserves the right to do so at any time, as of the date of this Prospectus, it does not invest or have the present intention to invest 35% or more of its net assets in securities that are not considered to be of "investment grade" quality. The Fund will not invest in convertible securities that are in default at the time of acquisition.

  The non-convertible debt securities in which the Fund may invest include corporate or government debt securities of any maturity, including zero coupon securities. These non-convertible debt securities may be rated B or higher by Moody's or S&P (or similarly rated by another NRSRO, or unrated and determined by the Portfolio Manager to be of comparable quality). The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Manager for the Renaissance Fund is Columbus Circle.

  CORE EQUITY FUND seeks long-term growth of capital, with income as a secondary objective. The Fund attempts to exceed the total return performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") over a reasonable measurement period. The Fund usually invests in approximately 40 to 50 common stocks from companies with market capitalizations in excess of $3 billion at the time of investment. In selecting securities, the Portfolio Manager uses an investment discipline called "Positive Momentum & Positive Surprise." It is based on the premise that companies performing better than expected will have rising securities prices, while companies producing less than expected results will not. Through thorough analysis of company fundamentals in the context of the prevailing economic environment, the companies selected for purchase remain in the Fund only if they continue to achieve or exceed expectations, and are sold when business or earnings results are disappointing. Stock selection may include a significant portion of middle capitalization companies combined with the large capitalization stocks.

  The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets, which will not exceed 15% of the Fund's net assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities, securities indexes and on foreign currencies; enter into futures contracts and use options on futures contracts; and enter into forward foreign currency contracts. The Portfolio Manager for the Core Equity Fund is Columbus Circle.


20 PIMCO Funds: Multi-Manager Series

  MID-CAP EQUITY FUND seeks long-term growth of capital. The Fund usually invests in approximately 40 to 60 common stocks from companies with market capitalizations of $800 million to $3 billion at the time of investment. In selecting securities, the Portfolio Manager uses an investment discipline called "Positive Momentum & Positive Surprise." It is based on the premise that companies performing better than expected will have rising securities prices, while companies producing less than expected results will not. Through thorough analysis of company fundamentals in the context of the prevailing economic environment, the companies selected for purchase remain in the Fund only if they continue to achieve or exceed expectations, and are sold when business or earnings results are disappointing. Stock selection may include companies that have grown rapidly from small capitalization status.

  The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets, which will not exceed 15% of the Fund's net assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities, securities indexes and on foreign currencies; enter into futures contracts and use options on futures contracts; and enter into forward foreign currency contracts. The Portfolio Manager for the Mid-Cap Equity Fund is Columbus Circle.

  INNOVATION FUND seeks capital appreciation. No consideration is given to income. The Fund invests primarily (i.e., at least 65% of its assets) in common stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry as well as companies that provide and service those technologies. Securities will be selected with minimal emphasis on more traditional factors such as growth potential or value relative to intrinsic worth. Instead, the Fund will be guided by the theory of Positive Momentum & Positive Surprise (see "Management of the Trust--Portfolio Managers--Columbus Circle"), with special emphasis on common stocks of companies whose perceived strength lies in their use of innovative technologies in new products, enhanced distribution systems and improved management techniques. Although the Fund emphasizes the utilization of technologies, it is not restricted to investment in companies in a particular business sector or industry.

  The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Manager for the Innovation Fund is Columbus Circle.

  INTERNATIONAL GROWTH FUND seeks long-term capital appreciation. The Fund invests in an international portfolio of equity and equity-related securities of companies the principal activities of which are in countries other than the United States. The Fund will normally invest in securities traded in foreign securities markets and in securities of foreign issuers traded on U.S. securities markets. As noted below, except for temporary defensive investments, the Fund will not invest in securities of U.S. issuers traded on U.S. securities markets. Otherwise, there are no prescribed limits on geographic asset distribution, and the Fund has the authority to invest in securities traded in securities markets of any country in the world. Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which it invests, although under normal market conditions, the Fund's investments will include securities principally traded in at least three different countries (not including the U.S.). The Fund will not limit its investments to any particular type or size of company. In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65%
                                                     April 1, 1998 Prospectus 21
of its assets in equity securities of issuers which exhibit growth characteristics in accordance with the Portfolio Manager's Positive Momentum & Positive Surprise investment discipline (see "Management of the Trust-- Portfolio Managers--Columbus Circle"). The Fund may also invest in issuers which do not exhibit growth characteristics, but whose securities are thought to be undervalued.

  The Fund may invest in developed foreign securities markets and in emerging markets, where markets may not fully reflect the potential of the developing economy. The Fund may also invest in shares of companies which are not presently listed but are in the process of being privatized by the government and shares of companies that are traded in over-the-counter markets or other types of unlisted securities markets.

  The Fund will apply the Portfolio Manager's Positive Momentum & Positive Surprise investment discipline to international markets (see "Management of the Trust--Portfolio Managers--Columbus Circle"). Asset allocation decisions ("top down") and individual stock selections ("bottom up") result from identification of positively surprising fundamental trends. Fundamental factors considered and their importance vary by security, but include country factors (e.g., changes in the political environment or funds flows); macroeconomic factors (e.g., GDP growth, inflation and interest rates); global secular trends (e.g., global grain shortages or growth in wireless communications); and industry and company specific factors. Investments are made when the relevant factors are improving (Positive Momentum) faster than expected (Positive Surprise). The relevant factors can be country (top down) or company (bottom up) specific.

  The Portfolio Manager believes that securities markets of many nations can be expected to move relatively independently of one another, because business cycles and other economic or political events that influence one country's securities markets may have little effect on the securities markets of other countries. By investing in an international portfolio, the Fund seeks to reduce the risks associated with investing in the economy of only one country.

  The Fund may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies which invest in foreign markets. The Fund may also purchase and write call and put options on securities, securities indexes, and on foreign currencies; enter into futures contracts and use options on futures contracts, including futures contracts on foreign currencies; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment purposes. For instance, the Fund may invest in stock index futures contracts and related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments--Index Futures."

  The Fund will not normally invest in securities of U.S. issuers traded on U.S. securities markets. However, when the Portfolio Manager believes that conditions in international securities markets warrant a defensive investment strategy, the Fund may temporarily invest up to 100% of its assets in domestic debt, foreign debt and equity securities principally traded in the U.S., including money market instruments, obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities, or corporate bonds and sponsored American Depository Receipts. The Fund will not invest in debt securities which are of less than investment grade quality at the time of purchase (i.e., securities rated Ba or below by Moody's or BB or below by S&P or, if unrated, considered by the Portfolio Manager to be of comparable quality).

  Investing in the securities of foreign issuers, and particularly emerging market issuers, involves special risks not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Portfolio Manager for the International Growth Fund is Columbus Circle.

22 PIMCO Funds: Multi-Manager Series

  EQUITY INCOME FUND seeks current income as a primary investment objective, and long-term growth of capital as a secondary objective. The Fund invests primarily in common stocks characterized by having below-average price to earnings ("P/E") ratios and higher dividend yields relative to their industry groups. In selecting securities, the Portfolio Manager classifies a universe of approximately 2,000 stocks by industry, each of which has a minimum market capitalization of $200 million at the time of investment. The universe is then screened to find the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. From this group, approximately 25 stocks with the highest yields are chosen for the Fund. The universe is then rescreened to find the highest yielding stock in each industry, subject to application of quality and price momentum screens. From this group, approximately 25 stocks with the lowest P/E ratios are added to the Fund. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio or higher dividend yield than the current Fund holding. The Portfolio Manager for the Equity Income Fund is NFJ.

  VALUE FUND seeks long-term growth of capital and income. The Fund invests primarily in common stocks characterized by having below-average P/E ratios relative to their industry group. In selecting securities, the Portfolio Manager classifies a universe of approximately 2,000 stocks by industry, each of which has a minimum market capitalization of $200 million at the time of investment. The universe is then screened to find the stocks with the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. The stocks in each industry with the lowest P/E ratios that pass the quality and price momentum screens are then selected for the Fund. The Fund usually invests in approximately 50 stocks. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holding. The Portfolio Manager for the Value Fund is NFJ.

  SMALL-CAP VALUE FUND seeks long-term growth of capital and income. The Fund invests primarily in common stocks of companies with market capitalizations between $50 million and $1 billion at the time of investment. In selecting securities, the Portfolio Manager divides a universe of up to approximately 2,000 stocks into quartiles based upon P/E ratio. The lowest quartile in P/E ratio is screened for market capitalizations between $50 million and $1 billion, subject to application of quality and price momentum screens. Approximately 100 stocks with the lowest P/E ratios are combined in the Fund, subject to limits on the weighting for any one industry. Although quarterly rebalancing is a general rule, replacements are made whenever a holding achieves a higher P/E ratio than the S&P 500's P/E ratio or its industry average P/E ratio, or when an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holding. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated therewith. The Portfolio Manager for the Small-Cap Value Fund is NFJ.

  ENHANCED EQUITY FUND seeks to provide a total return which equals or exceeds the total return performance of an index that represents the performance of a reasonably broad spectrum of common stocks that are publicly traded in the United States. The Fund currently attempts to equal or exceed the total return performance of the S&P 500. The Portfolio Manager uses quantitative techniques to construct a portfolio that consists of some, but not all, of the common stocks that are represented in the S&P 500. The Fund may invest in common stock of foreign issuers if included in the index. The Fund is designed to meet simultaneously all of the following criteria: (i) higher returns than the S&P 500 in both up and down markets, (ii) no greater volatility than the S&P 500, and (iii) consistent performance on a period-to-period basis. A computer optimization model analyzes the return pattern of thousands of portfolios that could be constructed from the securities in the S&P 500. The Portfolio Manager's optimization process reweights or eliminates stocks that have not historically improved the performance or lowered the volatility of the Fund. The Fund is rebalanced quarterly. The Trust reserves the right to change without shareholder approval the index whose total return the Fund will attempt to equal or exceed, although it is not anticipated that such a change would be made in the ordinary course
                                                    April 1, 1998 Prospectus 23
of the Fund's operations. The Fund may engage in the purchase and writing of options on securities indexes, and may also invest in stock index futures contracts and options thereon. The Portfolio Manager for the Enhanced Equity Fund is Parametric.

  STRUCTURED EMERGING MARKETS FUND seeks long-term growth of capital. The Fund invests primarily in equity securities of companies located in, or whose business relates to, emerging markets. The Portfolio Manager will identify those markets that it considers to be emerging markets, relying primarily on those countries listed on the MSCI Free Index or the Baring Emerging Markets Index (the "Baring Index"). However, the Portfolio Manager has discretion in identifying other countries that qualify as emerging markets on the basis of market capitalization and liquidity, as well as their inclusion, or consideration for inclusion, as emerging market countries in other broad-based market indexes. The Fund seeks to achieve its objective by following a disciplined and systematic methodology for selecting and weighting countries, industries, and stocks. Diversification and consistent exposure to opportunity are emphasized over tactical timing decisions with regard to countries, industries, or stocks. A disciplined methodology for maintaining the allocation to countries, industries, and stocks is utilized in portfolio composition, rather than discretionary shifting in country and industry concentration levels. First, countries are selected based upon their level of development and equity market institutions. GNP per capita, local economic diversification, and freedom of investment flows are the primary considerations in country selection decisions. Most countries are assigned an equal weight in the Fund unless the size of their equity market is prohibitive; countries with smaller markets (i.e., less than $5 billion of market capitalization) are assigned one-half of the weight assigned to countries with larger markets. Second, all stocks in each eligible country are divided into five broad economic sector groups: financial, industrial, consumer, utilities, and natural resources. The Portfolio Manager will generally endeavor to maintain exposure across all five sectors in each country. Finally, stocks are selected and purchased to fill out the country and industry structure. Stock purchase candidates are examined for liquidity, industry representation, performance relative to industry, and profitability. Under normal market conditions and assuming Fund size of at least $5 million, the Portfolio Manager will endeavor to maintain investment exposure to roughly 20 countries and hold in excess of 200 securities in the Fund. The allocation methodology described above may be changed from time to time based on evaluations of economic trends by the Portfolio Manager, consistent with the principles of broad country and company diversification of the Fund's investments.

  For purposes of implementing its investment objective, the Fund invests primarily in some or all of the following emerging market countries (this list is not exclusive):

  Argentina             Hong Kong           Morocco              South Africa
  Brazil                Hungary             Pakistan             South Korea
  Chile                 India               Peru                 Sri Lanka
  China                 Indonesia           Philippines          Taiwan
  Colombia              Israel              Poland               Thailand
  Czech Republic        Jordan              Portugal             Turkey
  Estonia               Malaysia            Slovakia             Venezuela
  Greece                Mexico              Slovenia             Zimbabwe

  For purposes of allocating the Fund's investments, a company is considered to be located in the country in which the company is domiciled, and a company's business "relates to" any emerging market country in which the company's securities are primarily traded, from which the company derives a significant portion of its revenues, or in which a significant portion of the company's goods or services are produced.

  Most of the foreign securities in which the Fund invests will be denominated in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the

24 PIMCO Funds: Multi-Manager Series

U.S. dollar or to the weighting of a particular foreign currency on the MSCI Free Index or the Baring Index. Such foreign currency transactions may include forward foreign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. The Fund may sell (write) call and put options. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment purposes. For instance, the Fund may invest in stock index futures contracts and related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments--Index Futures." The Fund may also engage in equity index swap transactions.

  Investing in securities of foreign issuers, and particularly emerging market issuers, involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Portfolio Manager for the Structured Emerging Markets Fund is Parametric.

  TAX-MANAGED STRUCTURED EMERGING MARKETS FUND has the same investment objective and policies as the Structured Emerging Markets Fund, except that the Fund seeks to achieve superior after-tax returns for its shareholders in part by minimizing the taxes they incur in connection with the Fund's investment income and realized capital gains. While the Fund seeks to minimize investor taxes associated with the Fund's investment income and realized capital gains, the Fund may have taxable investment income and may realize taxable gains from time to time.

  As specified above, the Fund seeks to achieve after-tax returns for its shareholders in part by minimizing the taxes they incur in connection with the Fund's investment income and realized capital gains. Taxes on realized gains are minimized in part by maintaining relatively low portfolio turnover, and by employing a variety of tax-efficient management strategies. The Fund will generally seek to avoid realizing net short-term capital gains and, when realizing gains, will attempt to realize long-term gains (i.e., gains on securities held for more than 12 months) in such a manner as to maximize the net gains from securities held for more than 18 months. The Fund intends to notify each shareholder as to that portion of his or her capital gain dividends which qualifies for a maximum tax rate of 28% in the hands of the shareholder and the balance, if any, of such capital gain dividends eligible for a maximum tax rate of 20%. Net short-term capital gains, when distributed, will be taxed as ordinary income, at graduated rates of up to 39.6%. When the Fund decides to sell a particular appreciated security, it will normally select for sale first those share lots with holding periods exceeding 18 or 12 months and among those, the share lots with the highest cost basis. The Fund may, when prudent, sell securities to realize capital losses that can be used to offset realized capital gains.

  To protect against price declines in securities holdings with large accumulated capital gains, the Fund may, to the extent permitted by law, use hedging techniques such as short sales against-the-box of securities held, the purchase of put options, the sale of stock index futures contracts, and equity swaps. By using these techniques rather than selling such securities, the Fund can reduce its exposure to price declines in the securities without realizing substantial capital gains. The usefulness of such practices have, however, been substantially reduced by the Taxpayer Relief Act of 1997.

  The Fund follows the practice of distributing selected appreciated securities to meet redemptions of certain investors and may, within certain limits, use the selection of securities distributed to meet such redemptions as a management tool. By distributing appreciated securities the Fund can reduce its position in such securities without realizing capital gains. During periods of net withdrawals by investors in the Fund, using distributions of securities also enables the Fund to avoid the forced sale of securities to raise cash for meeting redemptions.

                                                     April 1, 1998 Prospectus 25

  It is expected that by employing the various tax-efficient management strategies described above, the Fund can minimize the extent to which shareholders incur taxes as a result of realized capital gains. The Fund may nevertheless realize gains and shareholders will incur tax liability from time to time.

  Investing in securities of foreign issuers, and particularly emerging market issuers, involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risk of Securities and Investment Techniques--Foreign Securities." The Portfolio Manager for the Tax-Managed Structured Emerging Markets Fund is Parametric.

  BALANCED FUND seeks total return consistent with prudent investment management. The Fund attempts to achieve this objective through a management policy of investing in the following asset classes: common stock, fixed income securities, and money market instruments. The proportion of the Fund's total assets allocated among common stocks, fixed income securities, and money market instruments will vary from time to time and will be determined by the Adviser. In determining the allocation of the Fund's assets among the three asset classes, the Adviser will employ asset allocation principles which take into account certain economic factors, market conditions, and the expected relative total return and risk of the various asset classes. Under normal circumstances, it is anticipated that the Fund will generally maintain a balance among the types of securities in which it invests. Thus, the Fund will normally maintain 40% to 65% of its assets in common stock, at least 25% of its assets in fixed income securities, and less than 10% of its assets in money market instruments. However, in no event would the Fund invest in any common stock if, at the time of investment, more than 80% of the Fund's assets would be invested in common stock; in no event would the Fund invest in a fixed income security (other than a short-term instrument) if, at the time of investment, more than 80% of the Fund's assets would be invested in fixed income securities; nor would the Fund invest in a money market instrument if, at the time of investment, more than 60% of its assets would be invested in money market instruments.

  In managing the Fund, the Adviser uses a specialist approach and has engaged three of the Trust's Portfolio Managers to manage certain portions of the Fund's assets. The portion of the assets of the Fund allocated by the Adviser for investment in common stock (the "Common Stock Segment") will be further allocated by the Adviser for investment by Cadence and NFJ. The portion of the Common Stock Segment allocated to Cadence will be managed in accordance with the investment policies of the Capital Appreciation Fund; the portion allocated to NFJ will be managed in accordance with the investment policies of the Value Fund. Allocations of the Common Stock Segment to Cadence and NFJ will vary from time to time as determined by the Adviser.

  The portion of the assets of the Fund allocated by the Adviser for investment in fixed income debt securities (the "Fixed Income Securities Segment") will be managed by Pacific Investment Management. The Fund may invest the Fixed Income Securities Segment in the following types of securities: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Fixed income securities may have fixed, variable, or floating rates of interest.

  The Fund invests the Fixed Income Securities Segment in fixed income securities of varying maturities. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) that the Portfolio Manager believes to be relatively undervalued. Fixed income securities in which the Fund may invest will, at

26 PIMCO Funds: Multi-Manager Series
the time of investment, be rated Baa or better by Moody's, BBB or better by S&P or, if not rated by Moody's or S&P, will be of comparable quality as determined by the Portfolio Manager, except that up to 10% of the Fixed Income Securities Segment may be invested in lower rated securities that are rated B or higher by Moody's or S&P or, if not rated by Moody's or S&P, determined by the Portfolio Manager to be of comparable quality. High yield fixed income securities rated lower than Baa by Moody's or BBB by S&P, or of equivalent quality, are not considered to be investment grade, and are commonly referred to as "junk bonds." Securities rated below investment grade and comparable unrated securities are subject to greater risks than higher quality fixed income securities. See "Characteristics and Risks of Securities and Investment Techniques--High Yield Securities ("Junk Bonds")." The Fund also may invest up to 20% of the Fixed Income Securities Segment in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Investing in securities denominated in foreign currencies and securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. securities. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities."

  Each Portfolio Manager generally invests a portion of its allocation in liquid securities to facilitate redemptions. In addition, PIMCO Advisors reserves the right to allocate a portion of the Fund's assets (the "Money Market Segment") for investment in money market instruments and reserves the right to manage the investment of such assets. Because of the Fund's flexible investment policy, portfolio turnover may be greater than for a fund that does not allocate assets among various types of securities. See "Portfolio Transactions."

  The Fund may engage in the purchase and writing of put and call options on debt securities and securities indexes and may also purchase or sell interest rate futures contracts, stock index futures contracts, and options thereon. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. With respect to securities of the Fixed Income Securities Segment denominated in foreign currencies, the Fund may engage in foreign currency exchange transactions by means of buying or selling foreign currencies on a spot basis, entering into forward foreign currency contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies and for purposes of increasing exposure to a particular foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

STOCK FUNDS

  The Emerging Markets, International Developed, Capital Appreciation, Mid-Cap Growth, Micro-Cap Growth, Small-Cap Growth, Core Equity, Mid-Cap Equity,
Equity Income, Value, Small-Cap Value, Enhanced Equity, Structured Emerging Markets, and Tax Managed Structured Emerging Markets Funds will each invest primarily (normally at least 65% of its assets) in common stock. Each of these Funds may maintain a portion of its assets, which will usually not exceed 10%, in U.S. Government securities, high quality debt securities (whose maturity or remaining maturity will not exceed five years), money market obligations, and in cash to provide for payment of the Fund's expenses and to meet redemption requests. It is the policy of these Funds to be as fully invested in common stocks as practicable at all times. This policy precludes these Funds from investing in debt securities as a defensive investment posture (although these Funds may invest in such securities to provide for payment of expenses and to meet redemption requests). Accordingly, investors in these Funds bear the risk of general declines in stock prices and the risk that a Fund's exposure to such declines cannot be lessened by investment in debt securities. The Funds may also invest in convertible securities, preferred stock, and warrants, subject to certain limitations.
                                                     April 1, 1998 Prospectus 27

  The International, Renaissance, Innovation, and International Growth Funds will each invest primarily (normally at least 65% of its assets) in equity securities (income-producing equity securities in the case of the Renaissance
Fund), including common stocks, preferred stocks and securities (including debt securities and warrants) convertible into or exercisable for common stocks. Each of these Funds may invest a portion or, for temporary defensive purposes, up to 100% of its assets in short-term U.S. Government securities and other money market instruments.

  One or more of the Stock Funds may temporarily not be invested primarily in equity securities immediately following the commencement of operations or after receipt of significant new monies. While attempting to identify suitable investments, the Funds may hold assets in cash, short-term U.S. Government securities, and other money market instruments. Any of the Stock Funds may temporarily not contain the number of securities in which the Fund normally invests if the Fund does not have sufficient assets to be fully invested, or pending the Portfolio Manager's ability to prudently invest new monies.

  The Stock Funds may also lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements (subject to the Funds' investment limitations described below); purchase and sell securities on a when-issued or delayed delivery basis; and enter into forward commitments to purchase securities. Each of the Stock Funds may invest in American Depository Receipts ("ADRs"). The Emerging Markets, International Developed, International, Core Equity, Mid-Cap Equity, International Growth, Structured Emerging Markets, and Tax-Managed Structured Emerging Markets Funds may invest in European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). The Stock Funds that invest primarily in securities of foreign issuers may invest a portion of their assets in debt securities and money market obligations issued by U.S. and foreign issuers that are either U.S. dollar-denominated or denominated in foreign currency. For more information on these and other investment practices, see "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.

DURATION

  Under normal circumstances, the average portfolio duration of the Fixed Income Securities Segment of the Balanced Fund will vary within a three- to six-year time frame, based on the Portfolio Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Traditionally, a fixed income security's "term to maturity" has been used as proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a fixed income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure of the average life of a fixed income security on a present value basis. Duration management is one of the fundamental tools used by the Portfolio Manager for the Fixed Income Securities Segment of the Balanced Fund. For more information on investments in fixed income securities, see "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.

                            INVESTMENT RESTRICTIONS

  The investment restrictions set forth below are fundamental policies of the International, Renaissance, Innovation, and International Growth Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. The investment objective of each of these Funds

28 PIMCO Funds: Multi-Manager Series
and the Tax-Managed Structured Emerging Markets Fund is non-fundamental and may be changed with respect to each such Fund by the Trustees without shareholder approval. Under the following fundamental restrictions, none of the International, Renaissance, Innovation, and International Growth Funds may:

(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of such Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction (1) above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security).

(3) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(4) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

(5) Acquire more than 10% of the voting securities of any issuer, both with respect to any such Fund and to the Funds to which this policy relates in the aggregate.

(6) Concentrate more than 25% of the value of its total assets in any one industry; except that the Innovation Fund will concentrate more than 25% of its assets in companies which use innovative technologies to gain a strategic, competitive advantage in their industry as well as companies that provide and service those technologies.

  The investment restrictions set forth below are fundamental policies of each of the Emerging Markets, International Developed, Capital Appreciation, Mid-Cap Growth, Micro-Cap Growth, Small-Cap Growth, Core Equity, Mid-Cap Equity, Equity Income, Value, Small-Cap Value, Enhanced Equity, Structured Emerging Markets, Tax-Managed Structured Emerging Markets, and Balanced Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. The investment objective of each of these Funds (with the exception of the Tax-Managed Structured Emerging Markets Fund) is also fundamental and may not be changed without such shareholder approval. Under the following fundamental restrictions, none of the above-referenced Funds may:

(1) Invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

(2) With respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

                                                     April 1, 1998 Prospectus 29

(3) With respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

(4) Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein.

(5) Purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts.

(6) Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction.

(7) Borrow money, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in this Prospectus and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Fund's assets).

(8) Issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

(9) Lend any funds or other assets, except that such Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and the Trustees of the Trust.

(10) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

  Unless otherwise noted, the remaining restrictions and policies of each Fund relating to the investment of its assets and activities are non-fundamental and may be changed without shareholder approval. As indicated above, certain fundamental investment restrictions do not apply to certain Funds. However, certain non-fundamental restrictions, set

30 PIMCO Funds: Multi-Manager Series
forth in the Statement of Additional Information, place comparable limitations on these Funds. See "Investment Restrictions" in the Statement of Additional Information.

  Unless otherwise indicated, all limitations applicable to Fund investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the Adviser or Portfolio Manager determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser or Portfolio Manager will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                    CHARACTERISTICS AND RISKS OF SECURITIES
                           AND INVESTMENT TECHNIQUES

  The different types of securities and investment techniques used by the individual Funds all have attendant risks of varying degrees. For example, with respect to common stock, there can be no assurance of capital appreciation, and there is a risk of market decline. With respect to debt securities, including money market instruments, there is the risk that the issuer of a security may not be able to meet its obligation to make scheduled interest or principal payments. Because each Fund seeks a different investment objective and has different investment policies, each is subject to varying degrees of financial, market, and credit risks. Therefore, investors should carefully consider the investment objective, investment policies, and potential risks of any Fund or Funds before investing.

  The following describes potential risks associated with different types of investment techniques that may be used by the individual Funds. For more detailed information on these investment techniques, as well as information on the types of securities in which some or all of the Funds may invest, see the Statement of Additional Information.

SMALL AND MEDIUM CAPITALIZATION STOCKS

  Certain of the Funds may invest in common stock of companies with market capitalizations that are small compared to those of other publicly traded companies. Generally, small market capitalization is considered to be less than $1.5 billion and large market capitalization is considered to be more than $5 billion. Under normal market conditions, the Small-Cap Growth and Small-Cap Value Funds will invest primarily in companies with market capitalizations of $1 billion or less, and the Micro-Cap Growth Fund will invest primarily in companies with market capitalizations of $100 million or less. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions.
In addition, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited
                                                     April 1, 1998 Prospectus 31
liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

  Many of the Funds may also invest in stocks of companies with medium market capitalizations. Whether a U.S. issuer's market capitalization is medium is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P Mid Cap 400 Index may be regarded as being issuers with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

REPURCHASE AGREEMENTS

  For the purposes of maintaining liquidity and achieving income, each Fund may enter into repurchase agreements, which entail the purchase of a portfolio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repurchase should default, as a result of bankruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of the portfolio maintained in cash. Each Fund will limit its investment in repurchase agreements maturing in more than seven days consistent with the Fund's policy on investment in illiquid securities.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS

  A reverse repurchase agreement may for some purposes be considered borrowing that involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of assets determined to be liquid by the Adviser or a Portfolio Manager in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. Reverse repurchase agreements will be subject to the Funds' limitations on borrowings. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Such a practice will result in leveraging of a Fund's assets. Leverage will tend to exaggerate the effect on net asset value of any increase or decrease in the value of a Fund's portfolio and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so.

LOANS OF PORTFOLIO SECURITIES

  For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided:

(i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned;

   (ii) the Fund may at any time call the loan and obtain the return of the securities loaned;

   (iii) the Fund will receive any interest or dividends paid on the loaned securities; and

(iv) the aggregate market value of securities loaned will not at any time exceed the Fund's limitation on lending its portfolio securities.

32 PIMCO Funds: Multi-Manager Series

  Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the security loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.

FOREIGN SECURITIES

  The Emerging Markets, International Developed, International, International Growth, Structured Emerging Markets, and Tax-Managed Structured Emerging Markets Funds may invest directly in foreign equity securities; U.S. dollar-or foreign currency-denominated foreign corporate debt securities; foreign preferred securities; certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities represented by ADRs, EDRs, or GDRs. ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. The Core Equity and Mid-Cap Equity Funds may invest up to 15% of their respective net assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations). In addition, these Funds may invest in ADRs, EDRs, and GDRs. The remaining Funds may also invest in ADRs. The Enhanced Equity Fund may invest in common stock of foreign issuers if included in the index from which stocks are selected. The Balanced Fund may invest up to 20% of its Fixed Income Securities Segment in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Renaissance and Innovation Funds may invest up to 15% of their respective assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations), and may invest without limit in securities of foreign issuers that are traded in U.S. markets.

  Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position. The securities markets, values of securities, yields, and risks associated with securities markets may change independently of each other. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

  A Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income
                                                     April 1, 1998 Prospectus 33
distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

  Certain of the Funds and, in particular, the Emerging Markets, Structured Emerging Markets, and Tax-Managed Structured Emerging Markets Funds, may invest in the securities of issuers based in countries with developing economies. Investing in developing (or "emerging market") countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investment.

  Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

  In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN CURRENCY TRANSACTIONS

  Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. For example, significant uncertainty surrounds the proposed introduction of the euro (a common currency unit for the European Union) in January 1999 and its effect on the value of securities denominated in local

34 PIMCO Funds: Multi-Manager Series

European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

  The Emerging Markets, International Developed, International, Renaissance, Core Equity, Mid-Cap Equity, Innovation, International Growth, Structured Emerging Markets, Tax-Managed Structured Emerging Markets, and Balanced Funds may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. In addition, the Emerging Markets, International Developed, International, International Growth, Structured Emerging Markets, Tax-Managed Structured Emerging Markets, and Balanced Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. All of the Funds that may buy or sell foreign currencies may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. The Emerging Markets, International Developed, International, International Growth, Structured Emerging Markets, and Tax-Managed Structured Emerging Markets Funds also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. To the extent that they do so, the Emerging Markets, International Developed, International, International Growth, Structured Emerging Markets, and Tax-Managed Structured Emerging Markets Funds will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund's Portfolio Manager. These Funds may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Adviser or a Portfolio Manager in accordance with procedures established by the Board of Trustees in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

HIGH YIELD SECURITIES ("JUNK BONDS")

  The Renaissance and Balanced Funds may invest a portion of their assets in fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P or, if not rated, determined by the Portfolio Manager to be of comparable quality. In addition, the Renaissance Fund may invest up to 10% of its total assets in convertible securities rated below B by Moody's or S&P (or, if unrated, considered by the Portfolio Manager to be of comparable quality). Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Investors should consider the risks associated with high yield securities before investing in these Funds.

  Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities.
While offering a greater potential opportunity for capital appreciation and higher yields
                                                     April 1, 1998 Prospectus 35
than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Fund's investment objective may, to the extent of its investments in high yield securities, depend more heavily on the Portfolio Manager's creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.
High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities.

  The following chart provides information on the weighted average percentage of rated and unrated debt or fixed income securities in the portfolios of each Fund that invested at least 5% of its average assets in high yield securities during the Fund's most recent fiscal year. The numerical rating designations correspond to the associated rating categories. The designation "1st" corresponds to the top rating category (i.e., Aaa by Moody's and/or AAA by S&P), "2nd" corresponds to the second highest rating category (i.e., Aa by Moody's and/or AA by S&P), etc. For a description of these rating categories, see the Appendix to the Statement of Additional Information. The columns related to unrated securities present the percentage of a Fund's total net assets invested during such fiscal year (1) in unrated high yield securities believed by the Adviser or the relevant Portfolio Manager to be equivalent in quality to fixed income securities of the indicated rating and (2) in all unrated fixed income securities.

                                                  RATED
                              --------------------------------------------------
                              1ST 2ND   3RD   4TH   5TH   6TH   7TH 8TH 9TH 10TH
                              --- ----  ----  ----  ----  ----  --- --- --- ----
Renaissance*................. --  1.08% 4.13% 1.55% 4.01% 3.67% --  --  --  --

                                    UNRATED BUT CONSIDERED EQUIVALENT TO
                              --------------------------------------------------
                                                                          TOTAL
                              1ST 2ND 3RD 4TH 5TH 6TH   7TH 8TH 9TH 10TH UNRATED
                              --- --- --- --- --- ----  --- --- --- ---- -------
Renaissance*................. --  --  --  --  --  6.41% --  --  --  --    6.41%

--------
* Represents holdings of the Renaissance Fund for the period of October 1, 1996 through June 30, 1997.

  For additional discussion of the characteristics of lower rated fixed income securities, see the Statement of Additional Information. Ratings assigned to fixed income securities are described in the Appendix to the Statement of Additional Information.

DERIVATIVE INSTRUMENTS

  To the extent permitted by the investment objective and policies of each Fund, a Fund may purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. In pursuit of their investment objectives, the Emerging Markets, International Developed, International, Renaissance, Core Equity, Mid-Cap Equity, Innovation, International Growth, Structured Emerging Markets, Tax-Managed Structured Emerging Markets, and Balanced Funds may engage in the purchase and writing of call and put options on securities and enter into futures contracts and options thereon; each of these Funds, along with the Enhanced Equity Fund, may engage in the purchase and writing of options on securities indexes and enter into securities index futures contracts and options thereon. The Funds that may invest in foreign currency denominated securities may engage in the purchase and writing of call and put options on foreign currencies. The Emerging Markets, International Developed, Structured Emerging Markets, Tax-Managed Structured Emerging Markets, and Balanced Funds also may enter into swap agreements with respect to securities indexes. The Balanced Fund may also enter into swap agreements with respect to foreign currencies and interest rates. The Funds may use these techniques to hedge

36 PIMCO Funds: Multi-Manager Series
against changes in interest rates, foreign currency exchange rates or securities prices; and for the Emerging Markets, International Developed, International, International Growth, Structured Emerging Markets, and Tax-Managed Structured Emerging Markets Funds, to increase exposure to a foreign currency, to shift exposure to foreign currency fluctuations from one country to another, or as part of their overall investment strategies. Each Fund will maintain a segregated account consisting of assets determined to be liquid by the Adviser or a Portfolio Manager in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to limit leveraging of the Fund.

  Derivative instruments are considered for these purposes to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. See "Mortgage-Related and Other Asset-Backed Securities." The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Portfolio Manager to forecast interest rates and other economic factors correctly. If the Portfolio Manager incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

  The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Portfolio Manager incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions.

  Options on Securities, Securities Indexes, and Currencies Certain Funds may purchase put options on securities. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. These Funds may also purchase call options on securities. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

  The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to
                                                     April 1, 1998 Prospectus 37
fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price
(in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

  For each of the International, Renaissance, Innovation, and International Growth Funds, in the case of a written call option on a securities index, the Fund will own corresponding securities whose historic volatility correlates with that of the index.

  The Emerging Markets, International Developed, International, Core Equity, Mid-Cap Equity, International Growth, Structured Emerging Markets, Tax-Managed Structured Emerging Markets, and Balanced Funds may buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Fund's securities may be denominated. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

  Over-the-counter options in which certain Funds may invest differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

  Swap Agreements The Emerging Markets, International Developed, Structured Emerging Markets, and Tax-Managed Structured Emerging Markets Funds may enter into equity index swap agreements for purposes of gaining exposure to the stocks making up an index of securities in a foreign market without actually purchasing those stocks. The Balanced Fund may enter into swap agreements to hedge against changes in interest rates, foreign currency exchange rates or securities prices. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

  Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees to limit any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a

38 PIMCO Funds: Multi-Manager Series

Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

  Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

  Futures Contracts and Options on Futures Contracts Certain Funds may enter into futures contracts and options thereon. The Balanced Fund may invest in interest rate futures contracts and options thereon. The Emerging Markets, International Developed, International, Core Equity, Mid-Cap Equity, International Growth, Structured Emerging Markets, Tax-Managed Structured Emerging Markets, and Balanced Funds may invest in foreign exchange futures contracts and options thereon ("futures options") that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. These Funds may engage in such futures transactions as an adjunct to their securities activities.

  There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

  Index Futures The Emerging Markets, International Developed, International, Renaissance, Core Equity, Mid-Cap Equity, Innovation, International Growth, Enhanced Equity, Structured Emerging Markets, Tax-Managed Structured Emerging Markets, and Balanced Funds may purchase futures contracts on various securities indexes ("Index Futures") and related options for hedging purposes and for investment purposes. A Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the Commodity Futures Trading Commission ("CFTC").

  Each of the Emerging Markets, International Developed, International, International Growth, Structured Emerging Markets, and Tax-Managed Structured Emerging Markets Funds may invest to a significant degree in Index Futures on stock indexes and related options (including those which may trade outside of the United States) as an alternative to
                                                     April 1, 1998 Prospectus 39
purchasing individual stocks in order to adjust the Fund's exposure to a particular market. These Funds may invest in Index Futures and related options when a Portfolio Manager believes that there are not enough attractive securities available to maintain the standards of diversification and liquidity set for a Fund pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. A Fund may also avoid potential market and liquidity problems which may result from increases in positions already held by the Fund.

  A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments.

  Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. Also, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

  The Funds will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use futures contracts and related options for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.

SHORT SALES

  Each Fund may from time to time make short sales involving securities held in the Fund's portfolio or which the Fund has the right to acquire without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to cover its short position at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.


40 PIMCO Funds: Multi-Manager Series

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

  Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has deposited in a segregated account.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

  All Funds that may purchase debt securities for investment purposes (and in particular the Balanced Fund) may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Portfolio Manager to forecast interest rates and other economic factors correctly.

  Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

  Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

                                                     April 1, 1998 Prospectus 41

  Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

  Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

  Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.

CONVERTIBLE SECURITIES

  Many of the Funds may invest in convertible securities. Convertible securities are generally preferred stocks or fixed income securities that are convertible into common stock at either a stated price or a stated rate. The price of the convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion feature. A convertible security will normally also provide a fixed income stream. For this reason, the convertible security may not decline in price as rapidly as the underlying common stock.

  A Fund's Portfolio Manager will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convertible security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-

42 PIMCO Funds: Multi-Manager Series
convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

  The Renaissance Fund may invest in so-called "synthetic convertible securities," which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Renaissance Fund may purchase a non-convertible debt security and a warrant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

INVESTMENT IN INVESTMENT COMPANIES

  The Emerging Markets, International Developed, International, and International Growth Funds may invest in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, these Funds may indirectly bear service and other fees which are in addition to the fees the Funds pay their service providers.

CREDIT AND MARKET RISK OF FIXED INCOME SECURITIES

  All fixed income securities are subject to market risk and credit risk. Market risk relates to market-induced changes in a security's value, usually as a result of changes in interest rates. The value of a Fund's investments in fixed income securities will change as the general level of interest rates fluctuate. During periods of falling interest rates, the value of a Fund's fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of a Fund's fixed income securities generally decline. Credit risk relates to the ability of the issuer to make payments of principal and interest.

MONEY MARKET INSTRUMENTS

  Each of the Funds may invest at least a portion of its assets in the following kinds of money market instruments:

    (1) short-term U.S. Government securities;

    (2) certificates of deposit, bankers' acceptances and other bank obligations rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Portfolio Manager. Bank obligations must be those of a bank that has deposits in excess of $2 billion or that is a member of the Federal Deposit Insurance Corporation. A Fund may invest in obligations of U.S. branches or subsidiaries of foreign banks ("Yankee dollar obligations") or foreign branches of U.S. banks ("Eurodollar obligations");

    (3) commercial paper rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Portfolio Manager;

    (4) corporate obligations with a remaining maturity of 397 days or less whose issuers have outstanding short-term debt obligations rated in the highest rating category by at least two NRSROs, or, if rated by only
                                                     April 1, 1998 Prospectus 43
       one NRSRO, in such agency's highest grade, or, if unrated, determined to be of comparable quality by the Adviser or a Portfolio Manager; and

    (5) repurchase agreements with domestic commercial banks or registered broker-dealers.

ILLIQUID SECURITIES

  Each Fund may invest in securities that are illiquid so long as no more than 15% of the net assets of the Fund (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A Portfolio Manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

  The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities which legally or in the Adviser's or a Portfolio Manager's opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Adviser or a Portfolio Manager has determined to be liquid under procedures approved by the Board of Trustees).

SERVICE SYSTEMS -- YEAR 2000 PROBLEM

  Many of the services provided to the Funds depend on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the service systems fail to process information properly, that could have an adverse impact on the Funds' operations and services provided to shareholders. The Adviser, Distributor, Shareholder Servicing and Transfer Agent, Custodian, and certain other service providers to the Funds have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely effected.

"FUNDAMENTAL" POLICIES

  The investment objective of each of the International, Renaissance, Innovation, International Growth, and Tax-Managed Structured Emerging Markets Funds described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval by vote of a majority of the outstanding shares of that Fund. If there is a change in a Fund's investment objective, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

                            MANAGEMENT OF THE TRUST

  The business affairs of the Trust are managed under the direction of the Board of Trustees. Information about the Trustees and the Trust's executive officers may be found in the Statement of Additional Information under the heading "Management of the Trust."

44 PIMCO Funds: Multi-Manager Series

INVESTMENT ADVISER

  PIMCO Advisors serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust. PIMCO Advisors is a Delaware limited partnership organized in 1987. PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. Total assets under management by PIMCO Advisors and its subsidiary partnerships as of December 31, 1997 were approximately $200 billion. The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the Managing Directors of Pacific Investment Management. PIMCO Partners, G.P. is the sole general partner of PAH. PIMCO Advisors is governed by a Management Board, which exercises substantially all of the governance powers of the general partner and serves as the functional equivalent of a board of directors. PIMCO Advisors' address is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660. PIMCO Advisors is registered as an investment adviser with the SEC. PIMCO Advisors currently has seven subsidiary investment adviser partnerships, the following six of which manage one or more of the Funds: Blairlogie, Cadence, Columbus Circle, NFJ, Pacific Investment Management, and Parametric.

  Under the investment advisory agreement, PIMCO Advisors, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Adviser, the investment of the Funds. PIMCO Advisors also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund.

PORTFOLIO MANAGERS

  Pursuant to portfolio management agreements, PIMCO Advisors employs Portfolio Managers for all of the Funds. Each Portfolio Manager is an affiliate of PIMCO Advisors. PIMCO Advisors (and not the Funds or the Trust) compensates the Portfolio Managers from its advisory fee. Under these agreements, a Portfolio Manager has full investment discretion and makes all determinations with respect to the investment of a Fund's assets, or, for the Balanced Fund, with respect to the portion of the Fund's assets allocated to the Portfolio Manager for investment, and makes all determinations respecting the purchase and sale of a Fund's securities and other investments.

  BLAIRLOGIE manages the Emerging Markets Fund, the International Developed Fund, and the International Fund (the "Blairlogie Funds"). Blairlogie is an investment management firm, organized as a limited partnership under the laws of the United Kingdom, with two general partners and one limited partner. The general partners are PIMCO Advisors, which serves as the supervisory partner, and Blairlogie Holdings Limited, a wholly owned subsidiary of PIMCO Advisors, which serves as the managing partner. The limited partner is Blairlogie Partners L.P., a limited partnership, the general partner of which is Pacific Asset Management LLC (a subsidiary of Pacific Life Insurance Company), and the limited partners of which are the principal executive officers of Blairlogie Capital Management. Blairlogie Capital Management Ltd., the predecessor investment adviser to Blairlogie, commenced operations in 1992. Accounts managed by Blairlogie had combined assets as of December 31, 1997 of approximately $647 million. Blairlogie's address is 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland. Blairlogie is registered as an investment adviser with the SEC in the United States and with the Investment Management Regulatory Organisation ("IMRO") in the United Kingdom.

                                                     April 1, 1998 Prospectus 45

  James Smith is primarily responsible for the day-to-day management of the Blairlogie Funds. Mr. Smith is a Managing Director and the Chief Investment Officer of Blairlogie and is responsible for managing an investment team of six professionals who, in turn, specialize in selection of stocks within Europe, Asia, and the Americas, and in currency and derivatives. He previously served as a Senior Portfolio Manager at Murray Johnstone in Glasgow, Scotland, responsible for international investment management for North American clients, and at Schroder Investment Management in London. Mr. Smith received his bachelor's degree in Economics from London University and his MBA from Edinburgh University. He is an Associate of the Institute of Investment Management and Research.

  CADENCE manages the Capital Appreciation Fund, the Mid-Cap Growth Fund, the Micro-Cap Growth Fund, the Small-Cap Growth Fund, and a portion of the Common Stock Segment of the Balanced Fund (the "Cadence Funds"). Cadence is an investment management firm organized as a general partnership. Cadence has two partners: PIMCO Advisors as the supervisory partner, and Cadence Capital Management Inc. as the managing partner. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of December 31, 1997 of approximately $5.2 billion. Cadence's address is Exchange Place, 53 State Street, Boston, Massachusetts 02109. Cadence is registered as an investment adviser with the SEC.

  David B. Breed, William B. Bannick, Katherine A. Burdon, and Peter B. McManus are primarily responsible for the day-to-day management of the Cadence Funds. Mr. Breed is a Managing Director, the Chief Executive Officer, and a founding partner of Cadence, and has 24 years' investment management experience. He has been the driving force in developing the firm's growth-oriented stock screening and selection process and has been with Cadence (or its predecessor) since its inception. Mr. Breed graduated from the University of Massachusetts and received his MBA from the Wharton School of Business. He is a Chartered Financial Analyst. Mr. Bannick is a Managing Director and Executive Vice President of Cadence and has 12 years' investment management experience. He previously served as Executive Vice President of George D. Bjurman & Associates and as Supervising Portfolio Manager of Trinity Investment Management Corporation. Mr. Bannick joined the predecessor of Cadence in 1992. He graduated from the University of Massachusetts and received his MBA from Boston University. Mr. Bannick is a Chartered Financial Analyst. Ms. Burdon is a Managing Director and Portfolio Manager of Cadence and has nine years' investment management experience. She previously served as a Vice President and Portfolio Manager of The Boston Company. Ms. Burdon joined the predecessor of Cadence in 1993. She graduated from Stanford University and received a Master of Science degree from Northeastern University. Ms. Burdon is a Chartered Financial Analyst and Certified Public Accountant. Mr. McManus is Director of Fund Management of Cadence and has 20 years' investment management experience. He previously served as a Vice President of Bank of Boston. Mr. McManus joined Cadence in 1994. He graduated from the University of Massachusetts, and he is certified as a Financial Planner.

  COLUMBUS CIRCLE manages the Renaissance Fund, the Core Equity Fund, the Mid-Cap Equity Fund, the Innovation Fund, and the International Growth Fund (the "Columbus Circle Funds"). Columbus Circle is an investment management firm organized as a general partnership. Columbus Circle has two partners: PIMCO Advisors as the supervisory partner, and Columbus Circle Investors Management Inc. as the managing partner. Columbus Circle Investors Division of Thomson Advisory Group L.P. ("TAG"), the predecessor investment adviser to Columbus Circle, commenced operations in 1975. Accounts managed by Columbus Circle had combined assets as of December 31, 1997 of approximately $9.3 billion. Columbus Circle's address is Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902. Columbus Circle is registered as an investment adviser with the SEC.

  At the center of Columbus Circle's equity investment strategy is its theory of Positive Momentum & Positive Surprise. This theory asserts that a good company doing better than generally expected will experience a rise in its stock

46 PIMCO Funds: Multi-Manager Series
price. And, conversely, a company falling short of expectations will experience a drop in its stock price. Based on this theory, Columbus Circle attempts to manage the Columbus Circle Funds with a view to investing in growing companies that are surprising the market with business results that are better than anticipated.

  Investment decisions made by Columbus Circle are generally made by one or more committees, although the following individuals have primary responsibility for the noted Columbus Circle Funds. Clifford G. Fox is primarily responsible for the day-to-day management of the Renaissance Fund. Mr. Fox, a Managing Director of Columbus Circle, has 16 years of investment management experience. He received his bachelor's degree from the University of Pennsylvania and his MBA from New York University, and he is a Chartered Financial Analyst. Anthony Rizza and Irwin F. Smith are primarily responsible for the day-to-day management of the Core Equity Fund. Mr. Rizza, a Managing Director of Columbus Circle, has 11 years of investment management experience. He received his bachelor's degree from the University of Connecticut, and he is a Chartered Financial Analyst. Mr. Smith, a Managing Director of Columbus Circle, has over 30 years of investment management experience. He received his bachelor's degree and MBA from the University of Wisconsin, and he is a Chartered Financial Analyst. Amy H. Hogan is primarily responsible for the day-to-day management of the Mid-Cap Equity Fund. Ms. Hogan, a Managing Director of Columbus Circle, has 12 years of investment management experience. She received her bachelor's degree and MBA from the University of Wisconsin, and she is a Chartered Financial Analyst. Anthony Rizza (see above) is primarily responsible for the day-to-day management of the Innovation Fund. Andrew Jacobson is primarily responsible for the day-to-day management of the International Growth Fund. Mr Jacobson, a Vice President of Columbus Circle, has 7 years of investment management experience. He received his bachelor's degree from Princeton University and his MBA from the Wharton School of Business, and he is a Chartered Financial Analyst.

  NFJ manages the Equity Income Fund, the Value Fund, the Small-Cap Value Fund, and a portion of the Common Stock Segment of the Balanced Fund. NFJ is an investment management firm organized as a general partnership. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management Inc. as the managing partner. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of December 31, 1997 of approximately $2.5 billion. NFJ's address is 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ is registered as an investment adviser with the SEC.

  Chris Najork and Benjamin Fischer are responsible for the day-to-day management of the Equity Income Fund, and the portion of the Common Stock Segment of the Balanced Fund allocated to NFJ. Mr. Najork is a Managing Director and a founding partner of NFJ and has 29 years' experience encompassing equity research and portfolio management. He received his bachelor's degree and MBA from Southern Methodist University, and he is a Chartered Financial Analyst. Mr. Fischer is a Managing Director and a founding partner of NFJ and has 31 years' experience encompassing equity research and portfolio management. He received his bachelor's degree from Oklahoma University and his MBA from the New York University Graduate School of Business. He is a Chartered Financial Analyst. Messrs. Najork, Fischer and Paul A. Magnuson are primarily responsible for the day-to-day management of the Value Fund and the Small-Cap Value Fund. Mr. Magnuson, a research analyst at NFJ, has 12 years' experience in equity research and portfolio management. He received his bachelor's degree in Finance from the University of Nebraska-Lincoln.

  PACIFIC INVESTMENT MANAGEMENT manages the Fixed Income Securities Segment of the Balanced Fund. Pacific Investment Management is an investment management firm organized as a general partnership. Pacific Investment Management has two partners: PIMCO Advisors as the supervisory partner, and PIMCO Management, Inc. as the managing partner. Pacific Investment Management Company, the predecessor investment adviser to Pacific Investment Management, commenced operations in 1971. Pacific Investment Management had approximately $118 billion of assets
                                                     April 1, 1998 Prospectus 47
under management as of December 31, 1997. Pacific Investment Management's address is 840 Newport Center Drive, Suite 360, Newport Beach, California
92660. Pacific Investment Management is registered as an investment adviser with the SEC and as a commodity trading advisor with the CFTC.

  William H. Gross is responsible for the day-to-day management of the Fixed Income Securities Segment of the Balanced Fund. Mr. Gross is a founder and a Managing Director of Pacific Investment Management and has been associated with Pacific Investment Management or its predecessor for more than 27 years. He has extensive investment experience in both credit research and fixed income portfolio management. He received his bachelor's degree from Duke University and his MBA from UCLA Graduate School of Business. Mr. Gross is a Chartered Financial Analyst and a member of The Los Angeles Society of Financial Analysts.

  PARAMETRIC manages the Enhanced Equity Fund, the Structured Emerging Markets Fund, and the Tax-Managed Structured Emerging Markets Fund (the "Parametric Funds"). Parametric is an investment management firm organized as a general partnership. Parametric has two partners: PIMCO Advisors as the supervisory partner, and Parametric Management Inc. as the managing partner. Parametric Portfolio Associates, Inc., the predecessor investment adviser to Parametric, commenced operations in 1987. Accounts managed by Parametric had combined assets as of December 31, 1997 of approximately $2.6 billion. Parametric's address is 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090. Parametric is registered as an investment adviser with the SEC and as a commodity trading advisor with the CFTC.

  David Stein, Brian Langstraat, Linda Mauzy, and Cliff Quisenberry are primarily responsible for the day-to-day management of the Parametric Funds. Mr. Stein is a Managing Director of Parametric and has been associated with Parametric since June, 1996. He also directs research and product development for Parametric. Mr. Stein graduated with bachelor's and master's degrees in Applied Mathematics from the University of Witwatersrand, South Africa, and received a Ph.D. in Applied Mathematics from Harvard University. Prior to joining Parametric, Mr. Stein served as the Director of Investment Research at GTE Investment Management, Director of Active Equity Strategies at the Vanguard Group, and Director of Quantitative Portfolio Management and Research at IBM. Mr. Langstraat is a Managing Director of Parametric and has been associated with Parametric since 1990. He is responsible for product and portfolio management in the areas of taxable and international investing. Mr. Langstraat graduated from the University of Washington with a bachelor's degree in Economics. He is a Chartered Financial Analyst. Ms. Mauzy is a Senior Investment Manager of Parametric and has been with Parametric or its predecessor since 1988. Ms. Mauzy graduated from California State University with a bachelor's degree in Chemistry, and from the University of California with a master's degree in Economics. She is a Chartered Financial Analyst. Mr. Quisenberry is a Senior Investment Manager and Research Manager of Parametric and has been with Parametric since 1994. He previously served as a Vice President and Portfolio Manager at Cutler & Co., and as a Security Analyst and Portfolio Manager at Fred Alger Management. Mr. Quisenberry graduated from Yale University with a bachelor's degree in Economics. He is a Chartered Financial Analyst.

  Registration as an investment adviser with the SEC does not involve supervision by the SEC over investment advice, and registration with the CFTC as a commodity trading advisor does not involve supervision by the CFTC over commodities trading. The portfolio management agreements are not exclusive, and Blairlogie, Cadence, Columbus Circle, NFJ, Parametric, and Pacific Investment Management may provide, and currently are providing, investment management services to other clients, including other investment companies.


48 PIMCO Funds: Multi-Manager Series

FUND ADMINISTRATOR

  PIMCO Advisors also serves as administrator (the "Administrator") for the Funds' Institutional Class and Administrative Class shares pursuant to an administration agreement with the Trust. The Administrator provides or procures administrative services for Institutional Class and Administrative Class shareholders of the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to the Funds' shareholders and regulatory filings. The Administrator has retained Pacific Investment Management to provide such services as sub-administrator. The Administrator and/or the sub-administrator may also retain other affiliates to provide certain of these services. In addition, the Administrator, at its own expense, arranges for the provision of legal, audit, custody, transfer agency (including sub-transfer agency and other administrative services) and other services necessary for the ordinary operation of the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.

  The Funds (and not the Administrator) are responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors, Pacific Investment Management, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Adviser, any Portfolio Manager, or the Trust, and any counsel retained exclusively for their benefit;
(vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service and/or distribution fees payable with respect to the Administrative Class shares, and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 (the "1940 Act"), subject to review and approval by the Trustees.

ADVISORY AND ADMINISTRATIVE FEES

  The Funds feature fixed advisory and administrative fees. For providing or arranging for the provision of investment advisory services to the Funds as described above, PIMCO Advisors receives monthly fees from each Fund at an annual rate based on the average daily net assets of the Fund as follows:

                                                                       ADVISORY
   FUND                                                                FEE RATE
   ----                                                                --------
   Capital Appreciation, Mid-Cap Growth, Equity Income, Value,
    Enhanced Equity,
    Structured Emerging Markets, Tax-Managed Structured Emerging
    Markets, and Balanced Funds.......................................    .45%
   International Fund.................................................    .55%
   Core Equity Fund...................................................    .57%
   International Developed, Renaissance, and Small-Cap Value Funds....    .60%
   Mid-Cap Equity Fund................................................    .63%
   Innovation Fund....................................................    .65%
   Emerging Markets and International Growth Funds....................    .85%
   Small-Cap Growth Fund..............................................   1.00%
   Micro-Cap Growth Fund..............................................   1.25%

                                                     April 1, 1998 Prospectus 49

  For providing or procuring administrative services for the Funds as described above, the Administrator receives monthly fees from each Fund at an annual rate based on the average daily net assets attributable in the aggregate to the Fund's Institutional Class and Administrative Class shares as follows:

                                                                 ADMINISTRATIVE
   FUND                                                             FEE RATE
   ----                                                          --------------
   Emerging Markets, International Developed, International,
    International Growth,
    Structured Emerging Markets, and Tax-Managed Structured
    Emerging Markets Funds......................................      .50%
   All Other Funds..............................................      .25%

  The investment advisory, administration, and sub-administration agreements for the Funds may be terminated by the Trustees, PIMCO Advisors or Pacific Investment Management (as the case may be) on 60 days' written notice. In addition, these agreements may be terminated with regard to the International, Renaissance, and Innovation Funds by a majority of the Trustees that are not interested persons of the Trust, PIMCO Advisors, or Pacific Investment Management (as the case may be), on 60 days' written notice. Following their initial terms, the agreements will continue from year to year if approved by the Trustees.

  Pursuant to the portfolio management agreements between the Adviser and each of the Portfolio Managers, PIMCO Advisors (and not the Funds or the Trust) pays each Portfolio Manager a fee based on a percentage of the average daily net assets of a Fund as follows: Blairlogie--.40% for the International Fund,
 .50% for the International Developed Fund, and .75% for the Emerging Markets Fund; Cadence--.35% for the Capital Appreciation Fund, .35% for the Mid-Cap Growth Fund, .35% for the portion of the Common Stock Segment of the Balanced Fund allocated to Cadence, .90% for the Small-Cap Growth Fund, and 1.15% for the Micro-Cap Growth Fund; Columbus Circle--.38% for the Renaissance Fund,
 .38% for the Innovation Fund, .47% for the Core Equity Fund, .53% for the Mid-Cap Equity Fund, and .75% for the International Growth Fund; NFJ--.35% for the Equity Income Fund, .35% for the Value Fund, .35% for the portion of the Common Stock Segment of the Balanced Fund allocated to NFJ, and .50% for the Small-Cap Value Fund; Pacific Investment Management--.25% for the Fixed Income Securities Segment of the Balanced Fund; and Parametric--.35% for the Enhanced Equity Fund, .35% for the Structured Emerging Markets Fund, and .35% for the Tax-Managed Structured Emerging Markets Fund.

SERVICE AND DISTRIBUTION FEES

  The Trust has adopted an Administrative Services Plan and a Distribution Plan (the "Plans") with respect to the Administrative Class shares of each Fund except for the Emerging Markets, Capital Appreciation, and Small-Cap Growth Funds, for which the Trust has adopted only an Administrative Services Plan. Under the terms of the Plans, the Trust is permitted to reimburse, out of the Administrative Class assets of each Fund, in an amount up to .25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution and marketing of shares and/or the provision of certain shareholder services (in the case of the Distribution Plan) or the administration of plans or programs that use Fund shares as their funding medium (in the case of the Administrative Services Plan), and to reimburse certain other related expenses. Total reimbursements under the Plans may be paid in an amount up to
 .25% on an annual basis of the average daily net assets attributable to the Administrative Class shares of each Fund. The same entity may not receive both distribution and administrative services fees with respect to the same assets but may with respect to separate assets receive fees under each Plan. Fees paid pursuant to either Plan may be paid for shareholder services and the maintenance of accounts, and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. Each Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the

50 PIMCO Funds: Multi-Manager Series
provisions of that rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plan that they will have with respect to the Distribution Plan. For more complete disclosure regarding the Plans and their terms, see the Statement of Additional Information.

  Institutional Class shares of the Trust may also be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities. Service agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Fund shares. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

DISTRIBUTOR

  Shares of the Trust are distributed through PIMCO Funds Distributors LLC (the "Distributor"), a wholly owned subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the SEC.

                              PURCHASE OF SHARES

  Except for the Core Equity and Mid-Cap Equity Funds, each Fund may offer its shares in up to six classes: Institutional Class, Administrative Class, Class A, Class B, Class C, and Class D. This Prospectus relates only to the Institutional Class shares and Administrative Class shares of the Funds. For information regarding Class A, Class B, Class C, and Class D shares, see "Other Information--Multiple Classes of Shares" below.

  Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service and/or distribution fees to such entities for services they provide to shareholders of that class.

  Except as described below under "Fund Reimbursement Fees," shares of either the Institutional Class or the Administrative Class of the Funds may be purchased at the relevant net asset value of that class without a sales charge or other fee. The minimum initial investment for shares of either class is $5 million. Shares may also be offered to clients of Blairlogie, Cadence, Columbus Circle, NFJ, Pacific Investment Management, Parametric, and their affiliates. In addition, the minimum initial investment does not apply to shares of the Institutional Class offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor pursuant to which each investor pays an asset based fee at an annual rate of at least .50% of the assets in the account to a financial intermediary for investment advisory and/or administrative services.

  Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

                                                     April 1, 1998 Prospectus 51

INITIAL INVESTMENT

  An account may be opened by completing and signing a Client Registration Application and mailing it to PIMCO Funds at the following address: 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. A Client Registration Application may be obtained by calling (800) 800-0952.

  Except as provided below, purchases of Institutional Class and Administrative Class shares can only be made by wiring federal funds to Investors Fiduciary Trust Company (the "Transfer Agent"), 801 Pennsylvania, Kansas City, Missouri 64105. Before wiring federal funds, the investor must first telephone the Trust at (800) 927-4648 to receive instructions for wire transfer, and the following information will be requested: name of authorized person; shareholder name; shareholder account number; name of Fund and share class; amount being wired; and wiring bank name.

  Shares may be purchased without first wiring federal funds if the proceeds of the investment are derived from an advisory account maintained by the investor with PIMCO Advisors or one of its affiliates; from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company; or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

  A purchase order, together with payment in proper form, received by the Transfer Agent prior to the close of business (ordinarily 4:00 p.m., Eastern time) on a day the Trust is open for business will be effected at that day's net asset value. An order received after the close of business will be effected at the net asset value determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries by the close of business and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day. The Trust is "open for business" on each day the New York Stock Exchange (the "Exchange") is open for trading (a "Business Day"), which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

ADDITIONAL INVESTMENTS

  Additional investments may be made at any time at the relevant net asset value for the particular class by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

FUND REIMBURSEMENT FEES

  Investors in Institutional Class and Administrative Class shares of the Structured Emerging Markets and Tax-Managed Structured Emerging Markets Funds are subject to a fee (a "Fund Reimbursement Fee"), both at the time of purchase and at the time of redemption, equal to 1.00% of the net asset value of the shares purchased or redeemed. Fund Reimbursement Fees are deducted automatically from the amount invested or the amount to be received in connection with a redemption; the fees are not paid separately. Fund Reimbursement Fees are paid to and retained by the Funds to defray certain costs described below and no portion of such fees are paid to or retained by the Adviser, the Distributor, or the Portfolio Manager. Fund Reimbursement fees are not sales loads or contingent deferred sales charges. Reinvestment of dividends and capital gains distributions paid to shareholders by the Funds are not subject to Fund Reimbursement Fees.


52 PIMCO Funds: Multi-Manager Series

  The purpose of the Fund Reimbursement Fees is to defray the costs associated with investing the proceeds of the sale of shares to investors (in the case of purchases) or the costs associated with the sale of portfolio securities to satisfy redemption requests (in the case of redemptions), thus insulating existing shareholders from such costs. The amount of the Fund Reimbursement Fee represents the Portfolio Manager's estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor's purchase or redemption proceeds. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks), and the effect of "bid/asked" spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments), and lower levels of liquidity in foreign and underdeveloped markets.

  In connection with the Transaction described under "Expected Commencement of the Structured Emerging Markets and Tax-Managed Structured Emerging Markets Funds" below, unit holders of the Parametric Portfolio Associates Emerging Markets Trust, a separate account managed by Parametric, will not be subject to Fund Reimbursement Fees with respect to any shares of these Funds they acquire through the date of the Transaction (the "Exchange Date"), expected on or about June 30, 1998, and will not be subject to a Fund Reimbursement Fee upon the subsequent redemption (including any redemption in connection with an exchange) of any shares acquired by such unit holders through the Exchange Date.

OTHER PURCHASE INFORMATION

  Purchases of a Fund's Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

  The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The Trust and the Distributor may also waive the minimum initial investment for certain investors.

  Purchases and sales should be made for long-term investment purposes only. The Trust and Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

  Institutional Class and Administrative Class shares of the Trust are not qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular Fund are available for offer and sale in their state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

  Investors may, subject to the approval of the Trust, purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Portfolio Manager intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be
                                                     April 1, 1998 Prospectus 53
valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

INVESTMENT LIMITATIONS

  The Micro-Cap Growth and Small-Cap Growth Funds are currently closed to new investors, although existing shareholders may continue to invest in these Funds subject to the Adviser's and Cadence's right to suspend all new investments in their discretion depending upon market conditions and other factors. In addition, Institutional Class and Administrative Class shares of the International, Renaissance, Innovation, Structured Emerging Markets, and Tax-Managed Structured Emerging Markets Funds are not offered as of the date of this Prospectus; however, investment opportunities in these Funds may be available in the future. It is anticipated that the Structured Emerging Markets and Tax-Managed Structured Emerging Markets Funds will begin offering Institutional Class and Administrative Class shares on or about July 13, 1998. See "Expected Commencement of the Structured Emerging Markets and Tax-Managed Structured Emerging Markets Funds" below. These restrictions may be changed or eliminated at any time at the discretion of the Trust's Board of Trustees.

RETIREMENT PLANS

  Shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) plans, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

EXPECTED COMMENCEMENT OF THE STRUCTURED EMERGING MARKETS AND TAX-MANAGED STRUCTURED EMERGING MARKETS FUNDS

  On or about June 30, 1998, it is expected that the Structured Emerging Markets and Tax-Managed Structured Emerging Markets Funds will each commence investment operations immediately following a transaction (the "Transaction") in which the Funds will issue Institutional Class shares to unit holders of the Parametric Portfolio Associates Emerging Markets Trust, a separate account managed by Parametric (the "EM Trust"), in exchange for the EM Trust's assets. The EM Trust's unit holders will be divided into two categories: participants who pay taxes ("Taxable Participants") and participants that are non-taxable entities ("Non-Taxable Participants"). Assets in the EM Trust equal in value to the value of the Taxable Participants' participation in the EM Trust will be transferred to the Tax-Managed Structured Emerging Markets Fund in exchange for Institutional Class Shares of that Fund. Assets in the EM Trust equal in value to the value of the Non-Taxable Participants' participation in the EM Trust will be transferred to the Structured Emerging Markets Fund in exchange for Institutional Class Shares of that Fund. The EM Trust will then be liquidated and Institutional Class shares of the Tax-Managed Structured Emerging Markets Fund will be distributed to the Taxable Participants in proportion to each Participant's interest in the EM Trust, and Institutional Class shares of the Structured Emerging Markets Fund will be distributed to the Non-Taxable Participants in proportion to each Participant's interest in

54 PIMCO Funds: Multi-Manager Series
the EM Trust. The foregoing distributions will be made in accordance with a recent amendment to the EM Trust's Declaration of Trust to cover the proposed Transaction. After the completion of the Transaction, the portfolio securities which were owned by the EM Trust will be portfolio securities of the Funds (allocated to the Funds on a pro-rata basis), to be held or sold as Parametric deems appropriate.

  Pending the successful completion of the Transaction, it is anticipated that the Structured Emerging Markets and Tax-Managed Structured Emerging Markets Funds will begin offering Institutional Class and Administrative Class shares to the public on or about July 13, 1998.

                             REDEMPTION OF SHARES

REDEMPTIONS BY MAIL

  Institutional Class and Administrative Class shares may be redeemed by submitting a written request to PIMCO Funds, 840 Newport Center Drive, Suite 360, Newport Beach, California 92660, stating the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

REDEMPTIONS BY TELEPHONE OR OTHER WIRE COMMUNICATION

  If an election is made on the Client Registration Application (or subsequently in writing), redemptions of shares may be requested by calling the Trust at (800) 927-4648, by sending a facsimile to (714) 760-4456, or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed and the account number. Redemption requests of an amount of $10 million or more may be initiated by telephone, but must be confirmed in writing by an authorized party prior to processing.

  In electing a telephone redemption, the investor authorizes Pacific
Investment Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management and the Transfer Agent to be genuine. Neither the Trust nor its Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in telephone service may mean that a shareholder will be unable to effect a redemption by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing). All telephone transactions are recorded, and Pacific Investment Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. If the Trust or Transfer Agent fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses due to unauthorized or fraudulent telephone transactions. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redemption of Shares--Other Redemption Information."
                                                     April 1, 1998 Prospectus 55

  Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

  Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

OTHER REDEMPTION INFORMATION

  Redemption requests for Fund shares are effected at the net asset value per share next determined after receipt in good order of the redemption request by the Trust or its designee. A redemption request received by the Trust or its designee prior to 4:00 p.m., Eastern time, on a day the Trust is open for business is effective on that day. A redemption request received after that time becomes effective on the next business day.

  Unless eligible for a waiver, shareholders of the Structured Emerging Markets and Tax-Managed Structured Emerging Markets Funds who redeem their shares will pay a Fund Reimbursement Fee equal to 1.00% of the net asset value of the shares redeemed. See "Purchase of Shares--Fund Reimbursement Fees."

  Payment of the redemption price will ordinarily be wired to the investor's bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

  For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

  Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

  The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind; however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

56 PIMCO Funds: Multi-Manager Series

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged for shares of the same class of any other Fund based on the respective net asset values of the shares involved. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the telephone redemption option has been elected, by calling the Trust at (800) 927-4648. Shares of a Fund may also be exchanged for shares of the same class of a series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management. Shareholders interested in such an exchange may request a prospectus for these funds by contacting PIMCO Funds: Pacific Investment Management Series at the same address and telephone number as the Trust.

  Unless eligible for a waiver, shareholders who exchange their Institutional Class or Administrative Class shares of any PIMCO Fund for the same class of shares of the Structured Emerging Markets Fund or Tax-Managed Structured Emerging Markets Fund will be subject to a Fund Reimbursement Fee of 1.00% of the net asset value of the shares of these Funds acquired in connection with the exchange. Also, shareholders who exchange their shares of the Structured Emerging Markets Fund or Tax-Managed Structured Emerging Markets Fund for shares of any other PIMCO Fund will be subject to a Fund Reimbursement Fee of 1.00% of the net asset value of the shares of these Funds redeemed in connection with the exchange. See "Purchase of Shares - Fund Reimbursement Fees."

  Exchanges may be made only with respect to Funds, or series of PIMCO Funds:
Pacific Investment Management Series, registered in the state of residence of the investor or where an exemption from registration is available. An exchange order is treated the same for tax purposes as a redemption followed by a purchase and may result in a capital gain or loss, and special rules may apply in computing tax basis when determining gain or loss. See "Taxation" in the Statement of Additional Information.

  The Trust reserves the right to modify or revoke the exchange privilege of any shareholder or to limit or reject any exchange. Although each Fund will attempt to give shareholders prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

                            PORTFOLIO TRANSACTIONS

  Pursuant to the portfolio management agreements, a Portfolio Manager places orders for the purchase and sale of portfolio investments for a Fund's accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Portfolio Managers will seek the best price and execution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The Portfolio Managers also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

  A change in the securities held by a Fund is known as "portfolio turnover." With the exception of the Tax-Managed Structured Emerging Markets Fund (which may attempt to minimize portfolio turnover as a tax-efficient management strategy), the Portfolio Managers manage the Funds without regard generally to restrictions on portfolio turnover, except those imposed on their ability to engage in short-term trading by provisions of the federal tax laws. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including

                                                     April 1, 1998 Prospectus 57
brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains. See "Dividends, Distributions and Taxes." Portfolio turnover rates for each Fund for which financial highlights are provided in this Prospectus is set forth under "Financial Highlights." Portfolio turnover rates for the past two fiscal years for the remaining operational Funds were as follows (for the fiscal years ended June
30, 1997 and September 30, 1996, respectively): International--59% and 110%; Renaissance--131% and 203%; and Innovation--80% and 123%.

  Some securities considered for investment by the Funds may also be appropriate for other clients served by the Portfolio Managers. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by a Portfolio Manager is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Portfolio Manager. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. As a result, larger Funds may become more concentrated in more liquid securities than smaller Funds or private accounts of a Portfolio Manager pursuing a small capitalization investment strategy, which could adversely affect performance. A Portfolio Manager may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day.

                                NET ASSET VALUE

  The net asset values of Institutional and Administrative Class shares of each Fund will be determined once on each day on which the Exchange is open (a "Business Day"), as of the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange. Net asset value will not be determined on days on which the Exchange is closed.

  Portfolio securities and other assets for which market quotations are readily available are stated at market value. Fixed income securities are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. All other securities and assets are valued at their fair value as determined in good faith by the Trustees or by persons acting at their direction.

  Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. The calculation of the net asset value of the Emerging Markets, International Developed, International, International Growth, Structured Emerging Markets, and Tax-Managed Structured Emerging Markets Funds may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, under the Trust's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to the Trust or its agents after the time that net asset value is calculated on any Business Day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price

58 PIMCO Funds: Multi-Manager Series
of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 p.m., Eastern time, may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Adviser or a Portfolio Manager and approved in good faith by the Board of Trustees.

  Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of the Administrative Class shares of the Funds may be lower than the per share net asset value of the Institutional Class shares as a result of the daily expense accruals of the service and/or distribution fees applicable to the Administrative Class shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  Shares begin earning dividends on the effective date of purchase, provided notification deadlines are met. See "Purchase of Shares." Net investment income from interest and dividends, if any, will be declared and paid quarterly to shareholders of record by the Renaissance, Equity Income, Value, and Balanced Funds. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the other Funds. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund unless the shareholder elects to have them paid in cash. Dividends from net investment income with respect to Administrative Class shares will be lower than those paid with respect to Institutional Class shares, reflecting the payment of service and/or distribution fees by that class.

  Each Fund intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.

  Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Distributions received by tax-exempt shareholders generally will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain dividends, exempt-interest dividends, and dividends that represent a return of capital to shareholders, as ordinary income. In particular, distributions derived from short-term gains will be treated as ordinary income. Dividends derived from interest on certain U.S. Government securities may be exempt from state and local taxes, although interest on mortgage-backed U.S. Government securities is generally not so exempt.

  Dividends designated by a Fund as capital gain dividends derived from the Fund's net capital gains (that is, the excess of its net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gain except as provided by an applicable tax exemption. Under the Taxpayer Relief Act of 1997, long-term capital gains will generally be taxed at a 28% or 20% rate, depending upon the holding period of the portfolio security. Any distributions that are not from a Fund's net investment income or net capital gain may be characterized as a return

                                                     April 1, 1998 Prospectus 59
of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them.

  Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year. Also, a portion of the yield on certain high yield securities (including certain pay-in-kind securities) issued after July 10, 1989 may be treated as dividends. Accordingly, each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

  Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. If shares are purchased on or just before the record date of a dividend, taxable shareholders will pay full price for the shares and may receive a portion of their investment back as a taxable distribution.

  The preceding discussion relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of state and local income tax laws to Trust dividends and capital gain distributions. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.

                               OTHER INFORMATION

CAPITALIZATION

  The Trust was organized as a Massachusetts business trust on August 24, 1990, and currently consists of twenty-three portfolios that are operational, nineteen of which are described in this Prospectus. Other portfolios may be offered by means of a separate prospectus. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.

  Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.


60 PIMCO Funds: Multi-Manager Series

MULTIPLE CLASSES OF SHARES

  In addition to Institutional Class shares and Administrative Class shares, certain Funds also offer up to three additional classes of shares, Class A, Class B, and Class C, through a separate prospectus. During the second quarter of 1998, it is anticipated that certain Funds will offer a new class of shares, Class D shares, through a separate prospectus. This Prospectus relates only to Institutional Class and Administrative Class shares of the Funds. The other classes of the Funds have different sales charges and expense levels, which will affect performance accordingly. To obtain more information about the other classes of shares, please call the Distributor at 800-426-0107 (for Class A, Class B, and Class C) or 888-87-PIMCO (for Class D).

  Institutional and Administrative Class shares of each Fund represent interests in the assets of that Fund, and each class has identical dividend, liquidation and other rights and the same terms and conditions, except that expenses related to the distribution and/or shareholder servicing of Administrative Class shares are borne solely by such class, and each class may, at the Trustees' discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

VOTING

  Each class of shares of each Fund has identical voting rights, except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. The Administrative Class shares have exclusive voting rights with respect to matters pertaining to any Distribution Plan applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act, shares shall be voted together, and (ii) when the Trustees have determined that the matter does not affect all Funds, then only shareholders of the Fund or Funds affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote together, except with respect to a Distribution Plan or agreement applicable to a class of shares or when a class vote is required as specified above or otherwise by the 1940 Act. Shares are freely transferable, are entitled to dividends as declared by the Trustees and, in liquidation of the Trust, are entitled to receive the net assets of their Fund, but not of the other Funds. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Such a meeting will be called at the written request of the holders of 10% of the Trust's outstanding shares.

  Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As of February 28, 1998, the following were shareholders of record of at least 25% of the outstanding voting securities of the indicated Funds: Charles Schwab & Co., Inc. (San Francisco, California) with respect to PIMCO Emerging Markets Fund; The Jewish Federation of Metropolitan Chicago (Chicago, Illinois) with respect to PIMCO Small-Cap
Growth Fund; The Bank of New York as Trustee for Melville Corporation (New
York, New York) with respect to PIMCO Core Equity Fund; Pacific Life Insurance Company (Newport Beach, California) with respect to PIMCO Mid-Cap Equity Fund and PIMCO Enhanced Equity Fund; and Pacific Asset Management LLC (Newport
Beach, California) with respect to PIMCO International Growth Fund. To the extent such shareholders are also the beneficial owners of such securities, they may be deemed to control (as that term is defined in the 1940 Act) the relevant Fund. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Trust).
                                                     April 1, 1998 Prospectus 61

PERFORMANCE INFORMATION

  From time to time the Trust may make available certain information about the performance of the Institutional Class and Administrative Class shares of some or all of the Funds. Information about a Fund's performance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance. Performance information is computed separately for each Fund's Institutional Class and Administrative Class shares in accordance with the formulas described below. Because Administrative Class shares bear the expense of service and/or distribution fees, it is expected that, under normal circumstances, the level of performance of a Fund's Administrative Class shares will be lower than that of the Fund's Institutional Class shares.

  The total return of Institutional Class and Administrative Class shares of all Funds may be included in advertisements or other written material. When a Fund's total return is advertised with respect to its Institutional Class and Administrative Class shares, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund or its predecessor series of PIMCO Advisors Funds, as more fully described in the Statement of Additional Information. Consistent with SEC rules and informal guidance, for periods prior to the initial offering date of a particular class, total return presentations for the class may be based on the historical performance of an older class of the Fund (the older class to be used in each case is set forth in the Statement of Additional Information) restated to reflect current sales charges or redemption fees (if any) of the newer class, but not reflecting any higher operating expenses (such as service or distribution fees and administrative fee charges) associated with the newer class. All other things being equal, such higher expenses would have adversely affected (i.e., reduced) total return for a newer class (i.e., if the newer class had been issued since the inception of the Fund) by the amount of such higher expenses, compounded over the relevant period. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures, such as the currently effective advisory and administrative fees for the Funds.

  Quotations of yield for a Fund or class will be based on the investment income per share (as defined by the SEC) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

  The Funds may also provide current distribution information to their shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.

  The Adviser and each Portfolio Manager may also report to shareholders or to the public in advertisements concerning its performance as adviser to clients other than the Funds, and on its comparative performance or standing in relation to other money managers. Such comparative information may be compiled or provided by independent

62 PIMCO Funds: Multi-Manager Series
ratings services or by news organizations. Any performance information, whether related to the Funds, the Adviser or the Portfolio Managers, should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

  Investment results of the Funds will fluctuate over time, and any representation of the Funds' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period. The Trust's Annual Reports contain additional performance information for the Funds and are available upon request, without charge, by calling (800) 927-4648 (Current Shareholders), or
(800) 800-0952 (New Accounts).

PERFORMANCE INFORMATION REGARDING COLUMBUS CIRCLE'S INTERNATIONAL ACCOUNTS

  Columbus Circle, the Portfolio Manager of the International Growth Fund, also advises other accounts (the "Columbus Circle International Accounts") that have investment objectives and policies that are substantially similar to those of the International Growth Fund. These accounts are managed by the same Columbus Circle personnel responsible for the management of the International Growth Fund.

  The following table sets forth average total return information for the Columbus Circle International Accounts. The information has been adjusted to give effect to the level of expenses that will be borne by Institutional Class and Administrative Class shareholders of the International Growth Fund. The Columbus Circle International Accounts are not registered under the 1940 Act and, therefore, are not subject to certain investment restrictions imposed by the 1940 Act. If such accounts had been registered under the 1940 Act, their performance might have been adversely effected. As of December 31, 1997, the Columbus Circle International Accounts had approximately $132.4 million in assets under management.

                                                  TOTAL RETURN   TOTAL RETURN
                                                 (INSTITUTIONAL (ADMINISTRATIVE
PERIOD                                              CLASS*)        CLASS**)
------                                           -------------- ---------------
Quarter ended 9/30/96...........................      2.07%           2.01%
Quarter ended 12/31/96..........................      8.45%           8.39%
Quarter ended 3/31/97...........................      9.15%           9.08%
Quarter ended 6/30/97...........................     21.84%          21.77%
Quarter ended 9/30/97...........................     14.58%          14.52%
Quarter ended 12/31/97..........................     (6.92)%         (6.98)%
Year ended 12/31/97.............................     41.83%          41.49%
Inception (7/1/96) through 12/31/97
 (Annualized)...................................     35.09%          34.76%

--------
*Adjusted to reflect the expense levels of the Institutional Class shares of the International Growth Fund.
**Adjusted to reflect the expense levels of the Administrative Class shares of the International Growth Fund.

  THE INFORMATION SET FORTH ABOVE DOES NOT REPRESENT THE PERFORMANCE OF THE INTERNATIONAL GROWTH FUND. THE INTERNATIONAL GROWTH FUND IS NEWLY ORGANIZED. THE INFORMATION RELATES TO ACCOUNTS ADVISED BY COLUMBUS CIRCLE AND SHOULD NOT BE CONSIDERED A PREDICTION OF THE FUTURE PERFORMANCE OF THE INTERNATIONAL GROWTH FUND. THE FUND'S PERFORMANCE MAY DIFFER FROM ANY FUND OR ACCOUNT WHICH HAS SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES AND POLICIES AND, ACCORDINGLY, MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

                                                     April 1, 1998 Prospectus 63

                                             [LOGO OF PIMCO FUNDS APPEARS HERE]


Multi-Manager Series

INVESTMENT ADVISER AND ADMINISTRATOR
  PIMCO Advisors L.P.
  800 Newport Center Drive
  Newport Beach, CA 92660

CUSTODIAN AND TRANSFER AGENT
  Investors Fiduciary Trust Company
  801 Pennsylvania
  Kansas City, MO 64105

ACCOUNTANTS
  Price Waterhouse LLP
  1055 Broadway
  Kansas City, MO 64105

LEGAL COUNSEL
  Ropes & Gray
  One International Place
  Boston, MA 02110

                                                                      PROSPECTUS

--------------------------------------------------------------------------------

                                                              April 1, 1998

                                  PIMCO Funds:
                              Multi-Manager Series

                      STATEMENT OF ADDITIONAL INFORMATION

                                 April 1, 1998



     PIMCO Funds:  Multi-Manager Series (the "Trust"), formerly PIMCO Funds:
Equity Advisors Series, PIMCO Advisors Institutional Funds, PFAMCo Funds, and PFAMCo Fund, is an open-end management investment company ("mutual fund") currently consisting of twenty-four separate diversified investment portfolios (the "Funds"): the Equity Income Fund, the Value Fund, the Renaissance Fund, the Enhanced Equity Fund, the Growth Fund, the Capital Appreciation Fund, the Mid-Cap Growth Fund, the Core Equity Fund, the Mid-Cap Equity Fund, the Target Fund, the Small-Cap Value Fund, the Small-Cap Growth Fund, the Opportunity Fund, the Micro-Cap Growth Fund, the Innovation Fund, the International Fund, the International Developed Fund, the International Growth Fund, the Emerging Markets Fund, the Tax-Managed Structured Emerging Markets Fund, the Structured Emerging Markets Fund, the Precious Metals Fund, the Balanced Fund and the Tax Exempt Fund.

     The Trust's investment adviser is PIMCO Advisors L.P. ("PIMCO Advisors" or the "Adviser"), 800 Newport Center Drive, Suite 100, Newport Beach, California 92660.

     This Statement of Additional Information is not a Prospectus, and should be used in conjunction with the Prospectuses for the Trust, as supplemented from time to time. The Trust offers up to six classes of shares of each of its Funds through three Prospectuses. Class A, Class B and Class C shares of certain Funds are offered through the "Class A, B and C Prospectus," dated April 1, 1998, Class D shares of certain Funds are offered through the "Class D Prospectus" to be dated April 8, 1998, and Institutional and Administrative Class shares of certain Funds are offered through the "Institutional Prospectus," dated April 1, 1998 (collectively with the Class A, B and C Prospectus and the Class D Prospectus, the "Prospectuses"). A copy of the applicable Prospectus may be obtained free of charge at the address and telephone number(s) listed below.

                                    Class A, B and C
                                    ----------------
   Institutional Prospectus:        and Class D Prospectuses:
   ------------------------         ------------------------

   PIMCO Funds                      PIMCO Funds Distributors
   840 Newport Center Drive         2187 Atlantic Street
   Suite 360                        Stamford, Connecticut 06902
   Newport Beach, California 92660  Telephone: Class A, B and C - (800) 426-0107
   Telephone: (800) 927-4648                   Class D - (888) 87-PIMCO
              (800) 987-4626 (PIMCO
              Infolink Audio
              Response Network)

                               TABLE OF CONTENTS
                               -----------------

                                                                                                               PAGE
                                                                                                               ----
INVESTMENT OBJECTIVES AND POLICIES...........................................................................     3
     U.S. Government Securities..............................................................................     3
     Inflation-Indexed Bonds.................................................................................     3
     Borrowing...............................................................................................     4
     Preferred Stock.........................................................................................     5
     Corporate Debt Securities...............................................................................     5
     High Yield Securities ("Junk Bonds")....................................................................     5
     Participation on Creditors Committees...................................................................     7
     Variable and Floating Rate Securities...................................................................     7
     Mortgage-Related and Asset-Backed Securities............................................................     8
     Foreign Securities......................................................................................    12
     Bank Obligations........................................................................................    13
     Commercial Paper........................................................................................    14
     Derivative Instruments..................................................................................    15
     When-Issued, Delayed Delivery and Forward Commitment Transactions.......................................    21
     Warrants to Purchase Securities.........................................................................    21
     Tax Exempt Bonds........................................................................................    22
     Metal-Indexed Notes and Precious Metals.................................................................    23
     Repurchase Agreements...................................................................................    24
     Securities Loans........................................................................................    24

INVESTMENT RESTRICTIONS......................................................................................    25
     Fundamental Investment Restrictions.....................................................................    25
     Non-Fundamental Investment Restrictions.................................................................    27

MANAGEMENT OF THE TRUST......................................................................................    29
     Trustees ...............................................................................................    29
     Officers ...............................................................................................    30
     Trustees' Compensation..................................................................................    32
     Investment Adviser......................................................................................    33
     Fund Administrator......................................................................................    40

DISTRIBUTION OF TRUST SHARES.................................................................................    43
     Distributor and Multi-Class Plan........................................................................    43
     Contingent Deferred Sales Charge and Initial Sales Charge...............................................    44
     Distribution and Servicing Plans for Class A, Class B and Class C Shares................................    45
     Distribution and Administrative Services Plans for Administrative Class Shares..........................    52
     Plan for Class D Shares.................................................................................    54
     Purchases, Exchanges and Redemptions....................................................................    55

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................................................    56
     Investment Decisions....................................................................................    56
     Brokerage and Research Services.........................................................................    56
     Portfolio Turnover......................................................................................    59

NET ASSET VALUE..............................................................................................    59

TAXATION.....................................................................................................    59
     Distributions...........................................................................................    61
     Sales of Shares.........................................................................................    62
     Backup Withholding......................................................................................    62
     Options, Futures, Forward Contracts and Swap Agreements.................................................    62
     Passive Foreign Investment Companies....................................................................    63
     Foreign Currency Transactions...........................................................................    64
     Foreign Taxation........................................................................................    64
     Original Issue Discount.................................................................................    64
     Other Taxation..........................................................................................    65

OTHER INFORMATION............................................................................................    66
     Capitalization..........................................................................................    66
     Performance Information.................................................................................    66
     Calculation of Yield....................................................................................    66
     Calculation of Total Return.............................................................................    67
     Voting Rights ..........................................................................................    78
     Certain Ownership of Trust Shares.......................................................................    79
     Custodian...............................................................................................    97
     Independent Accountants.................................................................................    97
     Registration Statement..................................................................................    98
     Financial Statements....................................................................................    98

APPENDIX ....................................................................................................   A-1

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and general investment policies of each Fund are described in the Prospectuses. Additional information concerning the characteristics of certain of the Funds' investments is set forth below.

U.S. Government Securities

     U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds' shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Inflation-Indexed Bonds

     The Balanced Fund may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.

     Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five or ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if an investor purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Balanced Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If such a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term in creases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liquid market may impose the risk of higher transaction costs and the possibility a Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Borrowing

     Subject to the limitations described under "Investment Restrictions" below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund's assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be unsecured. Provisions of the Investment Company Act of 1940 ("1940 Act") require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. As noted under "Investment Restrictions," certain Funds are subject to limitations on borrowings which are more strict than those imposed by the 1940 Act. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements if permitted to do so under its investment restrictions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account with its custodian consisting of assets determined to be liquid by the

Adviser or the Fund's sub-adviser (the Funds' sub-advisers are referred to herein as "Portfolio Managers") in accordance with procedures established by the Board of Trustees and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Reverse repurchase agreements will be subject to the Funds' limitations on borrowings as specified under "Investment Restrictions" below.

Preferred Stock

     All Funds may invest in preferred stock. Preferred stock is a form of equity ownership in a corporation. The dividend on a preferred stock is a fixed payment which the corporation is not legally bound to pay. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. By holding convertible preferred stock, a Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock.

Corporate Debt Securities

     All Funds may invest in corporate debt securities. The Equity Income, Value, Capital Appreciation, Mid-Cap Growth, Micro-Cap Growth, Small-Cap Value, Small-Cap Growth, Core Equity, Mid-Cap Equity, Enhanced Equity, Emerging Markets, Structured Emerging Markets, Tax-Managed Structured Emerging Markets and International Developed Funds' investments in corporate debt securities are limited to short-term corporate debt securities. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

     A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are deemed to be comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     Among the corporate debt securities in which the Funds may invest are convertible securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party.

High Yield Securities ("Junk Bonds")

     Certain of the Funds may invest in debt/fixed income securities of domestic or foreign issuers that meet minimum ratings criteria set forth for a Fund, or, if unrated, are of comparable quality in the opinion of the Fund's Portfolio Manager. A description of the ratings categories used is set forth in the Appendix to this Statement of Additional Information.

     A security is considered to be below "investment grade" quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations ("NRSROs") (i.e., rated Ba or below by Moody's Investors Services, Inc. ("Moody's") or BB or below by Standard & Poor's Corporation ("S&P")) or (2) if unrated, determined by the relevant Portfolio Manager to be of comparable quality to obligations so rated.

     The Renaissance, Growth, Balanced and Tax Exempt Funds may purchase high yield securities (as defined in the Prospectuses) rated in either the fifth or (except for the Tax Exempt Fund) sixth highest rating categories by any NRSRO or comparable unrated securities, and the Renaissance Fund may invest up to 10% of its total assets in high yield securities rated below the sixth highest rating category by an NRSRO or comparable unrated securities (but will not purchase any security in default on the date of acquisition). The Growth Fund will generally invest no more than 5% of its net assets in high yield securities. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility as well as principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt/fixed income securities. Each Fund of the Trust that may purchase high yield securities may continue to hold such securities following a decline in their rating if in the opinion of the Adviser or the Portfolio Manager, as the case may be, it would be advantageous to do so. Investments in high yield securities that are eligible for purchase by certain of the Funds are described as "speculative" by both Moody's and S&P.

     Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Fund's investment objective may, to the extent of its investments in high yield securities, depend more heavily on the Portfolio Manager's creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt/fixed income securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

     Prices of high yield/high risk securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to economic downturns or individual corporate developments. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. Lower liquidity in secondary markets could adversely affect the value of high yield/high risk securities held by the Renaissance,

Growth, Tax Exempt and Balanced Funds. While lower rated securities typically are less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as "zero coupon" or "pay-in-kind" securities may be affected to a greater extent by interest rate changes. See Appendix A to this Statement of Additional Information for further information regarding high yield/high risk securities. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

     Debt securities are purchased and sold principally in response to current assessments of future changes in business conditions and the levels of interest rates on debt/fixed income securities of varying maturities, the availability of new investment opportunities at higher relative yields, and current evaluations of an issuer's continuing ability to meet its obligations in the future. The average maturity or duration of the debt/fixed income securities in a Fund's portfolio may vary in response to anticipated changes in interest rates and to other economic factors. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, a Fund may sell a security and purchase another of comparable quality and maturity (usually, but not always, of a different issuer) at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.

Participation on Creditors Committees

     A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when the Adviser and the relevant Portfolio Manager believe that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

Variable and Floating Rate Securities

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

     Certain of the Funds may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, but generally do not allow the Fund to participate fully in appreciation resulting from any general decline in interest rates.

     Certain Funds may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality. See "Mortgage-Related and Asset-Backed Securities" below.

Mortgage-Related and Asset-Backed Securities

     Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities" below). Certain debt securities are also secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations" below).

     Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or services of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Portfolio Manager determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in the Portfolio Manager's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets (taken at market value at the time of investment) will be invested in illiquid securities.

     Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, see "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages
                     --------
according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.
The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets.
In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Other Asset-Backed Securities. Similarly, the Adviser and Portfolio Managers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Funds that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Consistent with a Fund's investment objectives and policies, the Adviser and Portfolio Manager also may invest in other types of asset-backed securities.

Foreign Securities

     The Emerging Markets, Structured Emerging Markets, Tax-Managed Structured Emerging Markets, International Developed, International Growth and International Funds may invest in U.S. dollar or foreign currency-denominated corporate debt securities of foreign issuers; preferred securities of foreign issuers; certain foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Each of the Funds except for the Tax Exempt Fund may invest in American Depository Receipts ("ADRs"). The Emerging Markets, Structured Emerging Markets, Tax-Managed Structured Emerging Markets, International Developed, International Growth, International and Precious Metals Funds may also invest in common stocks issued by foreign companies or in securities represented by European Depository Receipts ("EDRs"), or Global Depository Receipts ("GDRs"). ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. The Core Equity and Mid-Cap Equity Funds may invest in ADRs, EDRs and GDRs. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. The Precious Metals Fund may invest primarily in securities of foreign issuers, securities denominated in foreign currencies, securities principally traded on securities markets outside of the United States and in securities of foreign issuers that are traded on U.S. securities markets. The Renaissance, Core Equity, Mid-Cap Equity, Growth, Target, Opportunity and Innovation Funds each may invest up to 15% of their respective net assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations), and (except for the Core Equity and Mid-Cap Equity Funds) may invest without limit in securities of foreign issuers that are traded in U.S. securities markets. The Enhanced Equity Fund may invest in common stock of foreign issuers if it is included in the index from which stocks are selected. The Balanced Fund may invest up to 20% of its assets allocated for investment in fixed income securities in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

     Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

     The risks of investing in foreign securities are particularly high when securities of issuers based in developing (or ''emerging market'') countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; higher rates of inflation; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

     The Renaissance, Core Equity, Mid-Cap Equity, Growth, Target, Opportunity, Innovation, International, International Developed, International Growth, Emerging Markets, Structured Emerging Markets, Tax-Managed Structured Emerging Markets, Precious Metals and Balanced Funds may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. In addition, the Emerging Markets, Structured Emerging Markets, Tax-Managed Structured Emerging Markets, International, International Developed, International Growth, Balanced and Precious Metals Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures.

     All of the Funds that may buy or sell foreign currencies may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from the Funds' investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

     The International, International Developed, International Growth, Emerging Markets, Structured Emerging Markets and Tax-Managed Structured Emerging Markets Funds may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that they do so, the International, International Developed, Emerging Markets, Structured Emerging Markets and Tax-Managed Structured Emerging Markets Funds will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund's Portfolio Manager.
A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in a segregated account to cover forward currency contracts entered into for non-hedging purposes. The Funds may also use foreign currency futures contracts and related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

Bank Obligations

     Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or

(2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (taken at market value at the time of investment) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets. Each Fund may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

     Each Fund limits its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

     The Renaissance, Growth, Target, Core Equity, Mid-Cap Equity, Opportunity, Innovation, International, Emerging Markets, Structured Emerging Markets, Tax-Managed Structured Emerging Markets, International Developed, International Growth, Precious Metals and Balanced Funds limit their investments in foreign bank obligations to obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world in terms of total assets; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the relevant Portfolio Manager, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. Subject to each Fund's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth above.

     Obligations of foreign banks involve certain risks associated with investing in foreign securities described under "Foreign Securities" above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper

     All Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of U.S. dollar-denominated obligations of domestic issuers, or, additionally for the Renaissance, Growth, Target, Core Equity, Mid-Cap Equity, Opportunity, Innovation, Emerging Markets, Structured Emerging Markets, Tax-Managed Structured Emerging Markets, International, International Developed and International Growth, Precious Metals and Balanced Funds, foreign currency-denominated obligations of domestic or foreign issuers which, at the time of investment, are (i) rated "P-1" or "P-2" by Moody's or "A-1" or "A-2" or better by S&P, (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of "A" or better by Moody's or "A" or better by S&P, or (iii) securities which, if not rated, are, in the opinion of the Portfolio Manager, of an investment quality comparable to rated commercial paper in which the Fund may invest. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Derivative Instruments

     The following describes certain derivative instruments and products in which the Funds may invest (to the extent described in the Prospectuses and under "Investment Restrictions" below) and risks associated therewith.

     Options on Securities and Indexes. A Fund may, to the extent specified for the Fund in the Prospectuses and under "Investment Restrictions" below, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on National Association of Securities Dealers Automated Quotations ("NASDAQ") or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in a segregated account with its custodian. A put option on a security or an index is "covered" if the Fund maintains assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in a segregated account with the Fund's custodian.

     If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     OTC Options. The Renaissance, Growth, Target, Opportunity, Innovation, International, International Growth, Precious Metals and Tax Exempt Funds will enter into over-the-counter ("OTC") options transactions only with primary dealers in U.S. Government securities and only pursuant to agreements that will assure that the relevant Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Funds will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment.

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     Foreign Currency Options. Each of the Funds that may buy or sell foreign currencies may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

     Futures Contracts and Options on Futures Contracts. A Fund may use interest rate, foreign currency or index futures contracts, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time.

     For instance, futures contract on a securities index (an "Index Future") is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index ("Index") at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. A Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the CFTC. A Fund will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, a Fund will be required to deposit initial margin with its custodian in a segregated account in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

     The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

     A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts in which the Funds may invest will be developed and traded in the future.

     Certain Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

     A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or in the case of futures options, for which an established over-the-counter market exists.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations.

     Limitations on Use of Futures and Futures Options. The Funds may enter into positions in futures contracts and related options for "bona fide hedging" purposes. In addition, certain Funds may utilize futures contracts for investment purposes. For instance, the Emerging Markets, International Developed, International, International Growth, Structured Emerging Markets and Tax-Managed Structured Emerging Markets Funds may invest to a significant degree in Index Futures on stock indexes and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

     When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Taxation."

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation.
For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Tax Exempt Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of Tax Exempt Bonds. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

     Swap Agreements. The Emerging Markets, Structured Emerging Markets, Tax-Managed Structured Emerging Markets, and International Developed Funds may enter into equity index swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a foreign market without actually purchasing those stocks. The Balanced Fund may enter into swap agreements to hedge against changes in interest rates, foreign currency exchange rates or securities prices. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

     Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter party will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counter parties that meet certain standards of creditworthiness (generally, such counter parties would have to be eligible counter parties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

When-Issued, Delayed Delivery and Forward Commitment Transactions

     A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Fund may earn income on securities it has deposited in a segregated account. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a delayed delivery basis.

     Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund either (i) holds, and maintains until the settlement date in a segregated account, assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Certain Funds may enter into forward commitments for the purchase or sale of foreign currencies.
Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Warrants to Purchase Securities

     Certain Funds may invest in warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Tax Exempt Bonds

     As noted in the Class A, B and C Prospectus, it is a policy of the Tax Exempt Fund to have 80% of its net assets invested in debt obligations the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax ("Tax Exempt Bonds") which are rated Baa or higher by Moody's or BBB or higher by S&P, or in one of the four highest rating categories of any other NRSRO, or which are unrated and determined by the Portfolio Manager to be of quality comparable to obligations so rated. Under such policy, the Fund may invest up to 20% of its net assets in Tax Exempt Bonds rated in the fifth highest rating category by any NRSRO, or unrated obligations determined by the Portfolio Manager to be of quality comparable to obligations so rated. A description of these ratings is set forth in Appendix A hereto. From time to time, however, the Fund may have less than 80% of its net assets invested in Tax Exempt Bonds for temporary defensive purposes. The ability of the Fund to invest in securities other than Tax Exempt Bonds is limited by a requirement of the Internal Revenue Code that at least 50% of the Fund's total assets be invested in Tax Exempt Bonds at the end of each calendar quarter. See "Taxes."

     Tax Exempt Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Tax Exempt Bonds which the Tax Exempt Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

     Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

     Tax Exempt Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

     The Tax Exempt Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Fund may also sell Tax Exempt Bonds due to changes in the Portfolio Manager's evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Tax Exempt Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund's ability to sell particular Tax Exempt Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

     Prices and yields on Tax Exempt Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Tax Exempt Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Tax Exempt Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

     Obligations of issuers of Tax Exempt Bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Tax Exempt Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Tax Exempt Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's Tax Exempt Bonds in the same manner.

Metal-Indexed Notes and Precious Metals

     The Precious Metals Fund may invest in notes, the principal amount or redemption price of which is indexed to, and thus varies directly with, changes in the market price of gold bullion or other precious metals ("Metal-Indexed Notes"). It is expected that the value of Metal-Indexed Notes will be as volatile as the price of the underlying metal.

     The Precious Metals Fund will only purchase Metal-Indexed Notes which are rated investment grade or are issued by issuers that have outstanding debt obligations rated investment grade or commercial paper rated in the top rating category by any NRSRO, or Metal-Indexed Notes issued by issuers that the Portfolio Manager has determined to be of similar creditworthiness. Debt obligations rated in the fourth highest rating category by an NRSRO are considered to have some speculative characteristics. The Metal-Indexed Notes might be backed by a bank letter of credit, performance bond or might be otherwise secured, and any such security, which would be held by the Fund's custodian, would be taken into account in determining the creditworthiness of the securities. The Precious Metals Fund might purchase unsecured Metal-Indexed Notes if the issuer thereof met the Fund's credit standards without any such security. While the principal amount or redemption price of Metal-Indexed Notes would vary with the price of the resource, such securities would not be secured by a pledge of the resource or any other security interest in or claim on the resource. In the case of Metal-Indexed Notes not backed by a performance bond, letter of credit or similar security, it is expected that such securities generally would not be secured by any other specific assets.

     The Precious Metals Fund anticipates that if Metal-Indexed senior securities were to be purchased, such securities would be issued by precious metals or commodity brokers or dealers, by mining companies, by commercial banks or by other financial institutions. Such issuers would issue notes to hedge their inventories and reserves of the resource, or to borrow money at a relatively low cost (which would include the nominal rate of interest paid on Metal-Indexed Notes, described below, and the cost of hedging the issuer's metals exposure). The Precious Metals Fund would not purchase a Metal-Indexed
Note issued by a broker or dealer if as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in securities of such issuer. The Precious Metals Fund might purchase Metal-Indexed Notes from brokers or dealers which are not also securities brokers or dealers. Precious metals or commodity brokers or dealers are not subject to supervision or regulation by any governmental authority or self-regulatory organization in connection with the issuance of Metal-Indexed Notes.

     Until fairly recently, there were no Metal-Indexed Notes outstanding and consequently there is no secondary trading market for such securities. Although a limited secondary market might develop among institutional traders, there is no assurance that such a market will develop. No public market is expected to develop, since the Precious Metals Fund expects that Metal-Indexed Notes will not be registered under the 1933 Act, and therefore disposition of such securities, other than to the issuer thereof (as described below), would be dependent upon the availability of an exemption from such registration.

     Any Metal-Indexed Notes which the Precious Metals Fund might purchase generally will have maturities of one year or less. Such notes, however, will be subject to being called for redemption by the issuer on relatively short notice. In addition, it is expected that the Metal-Indexed Notes will be subject to being put by the Precious Metals Fund to the issuer or to a stand-by broker meeting the credit standards set forth above, with payments being received by the Precious Metals Fund on no more than seven days' notice. A stand-by broker might be a securities broker-dealer, in which case the Precious Metals Fund's investment will be limited by applicable regulations of the Securities and Exchange Commission (the "SEC"). The put feature of the Metal-Indexed Notes will ensure liquidity even in the absence of a secondary trading market. The securities will be repurchased upon exercise of the holder's put at the specified exercise price, less repurchase fees, if any, which are not expected to exceed 1% of the redemption or repurchase proceeds. Depending upon the terms of particular Metal-Indexed Notes, there might be a period as long as five days between the date upon which the Precious Metals Fund notifies the issuer of the exercise of the put and determination of the sale price.

     It is expected that any Metal-Indexed Notes which the Precious Metals Fund might purchase will bear interest or pay preferred dividends at relatively nominal rates under 2% per annum. The Precious Metals Fund's holdings of such senior securities therefore would not generate appreciable current income, and the return from such senior securities would be primarily from any profit on the sale or maturity thereof at a time when the price of the relevant precious metal is higher than it was when the senior securities were purchased.

Repurchase Agreements

     Each of the Funds may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. The Adviser and the Portfolio Managers, as appropriate, will monitor the creditworthiness of the counter parties.

Securities Loans

     Subject to certain conditions described in the Prospectuses, each of the Equity Income, Value, Enhanced Equity, Capital Appreciation, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth, Core Equity, Mid-Cap Equity, Target, Micro-Cap Growth, International Developed, Emerging Markets, Structured Emerging Markets, Tax-Managed Structured Emerging Markets and Balanced Funds may make secured loans of its portfolio securities amounting to no more than 33 1/3% of its total assets, and each of the Renaissance, Growth, Opportunity, Innovation, International, International Growth, Tax Exempt and Precious Metals Funds may make such loans amounting to no more than 25% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Adviser or the Portfolio Managers to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

                            INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

     The investment restrictions set forth below are fundamental policies of the Renaissance, Growth, Target, Opportunity, Innovation, International, International Growth, Precious Metals and Tax Exempt Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, none of the above-mentioned Funds may:
              ----

     (1) borrow money in excess of 10% of the value (taken at the lower of cost or current value) of such Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased;

     (2) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction (1) above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

     (3) underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

     (4) purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate, except that the Precious Metals Fund may purchase or sell agricultural land;

     (5) acquire more than 10% of the voting securities of any issuer, both with respect to any such Fund and to the Funds to which this policy relates, in the aggregate; or

     (6) concentrate more than 25% of the value of its total assets in any one industry, or, in the case of the Tax Exempt Fund, in industrial development revenue bonds based, directly or indirectly, on the credit of private entities in any one industry; except that the Precious Metals Fund will concentrate more than 25% of its total assets in securities of companies principally engaged in the extraction, processing, distribution or marketing of precious metals, and the Innovation Fund will concentrate more than 25% of its assets in companies which use innovative technologies to gain a strategic, competitive advantage in their industry as well as companies that provide and service those technologies. Investments of the Tax Exempt Fund in utilities, gas, electric, water and telephone companies will be considered as being in separate industries.

     The investment objective of each of the above-referenced Funds and the Tax-Managed Structured Emerging Markets Fund is non-fundamental and may be changed with respect to each such Fund by the Trustees without shareholder approval.

     The investment objective of each of the Equity Income, Value, Enhanced Equity, Capital Appreciation, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth, Core Equity, Mid-Cap Equity, Micro-Cap Growth, International Developed, Emerging Markets, Structured Emerging Markets, and Balanced Funds, as set forth in the Prospectuses under "Investment Objectives and Policies," together with the investment restrictions set forth below, are fundamental policies of each such Fund and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. The following are also fundamental policies of the Tax-Managed Structured Emerging Markets Fund. Under these restrictions, none of the above-mentioned Funds may:
                                         ----

     (1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

     (2) with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (3) with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (4) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

     (5) purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

     (6) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;

     (7) borrow money, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in the Prospectuses and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Fund's assets);

     (8) issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

     (9) lend any funds or other assets, except that such Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of the Trust; or

     (10) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

     Notwithstanding the provisions of fundamental investment restrictions (7) and (8) above, a Fund may borrow money for temporary administrative purposes.
To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirement of fundamental investment restriction (7).

Non-Fundamental Investment Restrictions

     Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) and, unless otherwise indicated, may not:

     (1) invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, (c) repurchase agreements maturing in more than seven days, (d) OTC options (to the extent described above under "Derivative Instruments -- OTC Options"), and (e) IO/PO SMBS (as described above under "Mortgage-Related and Asset-Backed Securities -- Stripped Mortgage -Backed Securities") if, as a result, more than 15% of a Fund's net assets, taken at current value, would then be invested in securities described in (a), (b), (c),
(d) and (e) above. For the purpose of this restriction, securities subject to a 7-day put option or convertible into readily saleable securities or commodities are not included with subsections (a) or (b);

     (2) with respect to the Tax Exempt Fund, invest less than 80% of such Fund's net assets in Tax Exempt Bonds rated Baa or higher by Moody's or BBB or higher by S&P or which are unrated and determined by such Fund's Portfolio Manager to be of comparable quality;

     (3) purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.);

     (4) make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns or has the right to acquire securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

     (5) purchase or sell commodities or commodity contracts except that a Fund may purchase and sell financial futures contracts and related options and the Precious Metals Fund may purchase and sell precious metals and other commodities and futures thereon;

     (6) with respect to the Renaissance, Growth, Target, Opportunity, Innovation, International, International Growth, Precious Metals and Tax Exempt Funds, make loans, except by purchase of debt obligations or by entering into repurchase agreements (in the case of the Tax Exempt Fund, with respect to not more than 20% of its total assets) or through the lending of the Fund's portfolio securities with respect to not more than 25% of its total assets (33 1/3% in the case of the Target Fund);

     (7) with respect to the Renaissance, Growth, Target, Opportunity, Innovation, International, International Growth, Precious Metals and Tax Exempt Funds, and in each case with respect to 75% of such Fund's total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of such Fund

(taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to bank certificates of deposit or to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Tax Exempt Bonds;

     (8) purchase securities the disposition of which is restricted under the federal securities laws (excluding for purposes of this restriction securities offered and sold pursuant to Rule 144A of the 1933 Act and Section 4(2) commercial paper) if, as a result, such investments would exceed 15% of the value of the net assets of the relevant Fund;

     (9) write (sell) or purchase options except that (i) each Fund (other than the Tax Exempt Fund) may (a) write covered call options or covered put options on securities that it is eligible to purchase and enter into closing purchase transactions with respect to such options, and (b) in combination therewith, or separately, purchase put and call options on securities it is eligible to purchase, and (c) each Fund may engage in options on securities indexes, options on foreign currencies, options on futures contracts, and options on other financial instruments or one or more groups of instruments; (ii) the Tax Exempt Fund may purchase put options with respect to all or any part of its portfolio securities and call options with respect to securities that it is eligible to purchase; provided that the premiums paid by each Fund on all outstanding options it has purchased do not exceed 5% of its total assets. Each Fund may enter into closing sale transactions with respect to options it has purchased;

     (10) invest more than 15% of the net assets of a Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide withdrawal penalties upon prepayment (other than overnight deposits), or other securities which legally or in the Adviser's or Portfolio Manager's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser or Portfolio Manager has determined to be liquid under procedures approved by the Board of Trustees);

     (11) borrow money (excluding reverse repurchase agreements which are subject to such Fund's fundamental borrowing restriction), except for temporary administrative purposes.

     Unless otherwise indicated, all limitations applicable to Fund investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the Adviser or Portfolio Manager determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser or Portfolio Manager will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

     The phrase "shareholder approval," as used in the Prospectuses, and the phrase a "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or the Trust, as the case may be, or (2) 67% or more of the shares of the Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                            MANAGEMENT OF THE TRUST

Trustees

     The Trustees of the Trust, their ages, and a description of their principal occupations during the past five years are listed below. Except as shown, each Trustee's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s).

--------------------------------------------------------------------------------
Name, Address and Age        Principal Occupation(s) During the Past Five Years
--------------------------------------------------------------------------------
E. Philip Cannon             Headmaster, St. John's School, Houston, Texas.
2401 Claremont Lane          Formerly, Trustee of PIMCO Advisors Funds ("PAF")
Houston, TX 77019            and Cash Accumulation Trust ("CAT"), General
Age 56                       Partner, J.B. Poindexter & Co., Houston, Texas
                             (private partnership), and Partner, Iberia
                             Petroleum Company (oil and gas production).  Mr.
                             Cannon was a director of WNS Inc., a retailing
                             company which filed a petition in bankruptcy
                             within the last five years.
--------------------------------------------------------------------------------
Donald P. Carter             Formerly, Trustee of PAF and CAT, Chairman,
434 Stable Lane              Executive Vice President and Director, Cunningham
Lake Forest, IL 60045        & Walsh, Inc., Chicago (advertising agency).
Age 70
--------------------------------------------------------------------------------
Gary A. Childress            Private investor. Formerly, Chairman and Director,
11 Longview Terrace          Bellefonte Lime Company, Inc.  Mr. Childress is a
Madison, CT 06443            partner in GenLime, L.P., a private limited
Age 64                       partnership, which has filed a petition in
                             bankruptcy within the last five years.  Formerly,
                             Trustee of PAF and CAT.
--------------------------------------------------------------------------------
(*) William D. Cvengros      Chairman of the Board of the Trust; Chief
800 Newport Center Drive     Executive Officer, President, and member of the
Newport Beach, CA 92660      Management Board, PIMCO Advisors; Director, The
Age 49                       Emerging Markets Income Fund, Inc., The Emerging
                             Markets Income Fund II, Inc., The Emerging Markets
                             Floating Rate Fund, Inc., Global Partners Income
                             Fund, Inc., Municipal Partners Fund, Inc., and
                             Municipal Partners Fund II, Inc.  Formerly,
                             Trustee of PAF and CAT, President of the Trust,
                             Director, Vice Chairman, and Chief Investment
                             Officer, Pacific Life Insurance Company ("Pacific
                             Life") and Director, PIMCO Funds Distribution
                             Company (currently, PIMCO Funds Distributors LLC).
--------------------------------------------------------------------------------
Gary L. Light                President, E.V.A. Investors, Inc. (private
523 Cornwall Ct.             investments); Director, The Somerset Group, Inc.;
Carmel, IN 46032             Consultant to and, prior to March, 1987, Executive
Age 60                       Vice President, Mayflower Corporation (trucking
                             and transportation); Vice Chairman and Chief
                             Financial Officer, Sofamor Danek (medical
                             devices). Formerly, Trustee of PAF and CAT.
--------------------------------------------------------------------------------
Richard L. Nelson            President, Nelson Financial Consultants; Director,
8 Cherry Hills Lane          Wynn's International, Inc.; Trustee, Pacific
Newport Beach, CA 92660      Select Fund.  Formerly, Partner, Ernst & Young.
Age 68
--------------------------------------------------------------------------------
Lyman W. Porter              Professor of Management at the University of
2639 Bamboo Street           California, Irvine; Trustee, Pacific Select Fund.
Newport Beach, CA 92660
Age 68
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Alan Richards                President, Alan Richards Consulting, Inc.;
7381 Elegans Place           Trustee, Pacific Select Fund; Director, Western
Carlsbad, CA 92009           National Corporation.  Formerly, President, Chief
Age 68                       Executive Officer and Director, E.F. Hutton
                             Insurance Group, Inc.; Chairman of the Board,
                             Chief Executive Officer and President, E.F. Hutton
                             Life Insurance Company; Director, E.F. Hutton &
                             Company, Inc.
--------------------------------------------------------------------------------
Joel Segall                  Formerly, Trustee of PAF and CAT, President and
11 Linden Shores             University Professor, Bernard M. Baruch College,
Branford, CT 06405           The City University of New York; Deputy Under
Age 74                       Secretary for International Affairs, United States
                             Department of Labor; Professor of Finance,
                             University of Chicago; Board of Managers, Coffee,
                             Sugar and Cocoa Exchange.
--------------------------------------------------------------------------------
W. Bryant Stooks             President, Bryant Investments, Ltd.; Director,
1530 E. Montebello           American Agritec LLC. Formerly, Trustee of PAF and
Phoenix, AZ 85014            CAT, President, Senior Vice President, Director
Age 57                       and Chief Executive Officer, Archirodon Group
                             Inc.; Partner, Arthur Andersen & Co.
--------------------------------------------------------------------------------
Gerald M. Thorne             Director, UPI Inc., Kaytee Inc., and American
5 Leatherwood Lane           Orthodontics Corp. Formerly, Trustee of PAF and
Savannah, GA  31414          CAT, President and Director, Firstar National Bank
Age 59                       of Milwaukee;  Chairman, President and Director,
                             Firstar National Bank of Sheboygan; Director,
                             Bando-McGlocklin.
--------------------------------------------------------------------------------
(*) Stephen J. Treadway      President and Chief Executive Officer of the
2187 Atlantic Street         Trust; Executive Vice President, PIMCO Advisors;
Stamford, CT 06902           Chairman and President, PIMCO Funds Distributors
Age 50                       LLC ("PFDLLC"); Director, Municipal Advantage
                             Fund, Inc. and The Central European Value Fund,
                             Inc.  Formerly, Trustee, President and Chief
                             Executive Officer of CAT; Executive Vice
                             President, Smith Barney Inc.
--------------------------------------------------------------------------------

* Trustee is an "interested person" of the Trust (as defined in Section 2(a)(19) of the 1940 Act).

Officers

     The chart below sets forth the name, address, age, position with the Trust, and principal occupation during the past five years of each officer of the Trust. Unless otherwise indicated, the business address of all persons listed below is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660:

--------------------------------------------------------------------------------
Name, Address and Age        Position(s) with the     Principal Occupation(s)
                             Trust                    During the Past Five Years
--------------------------------------------------------------------------------
Stephen J. Treadway          Trustee, President and   Executive Vice President,
2187 Atlantic Street         Chief Executive Officer  PIMCO Advisors; Chairman
Stamford, CT 06902                                    and President, PFDLLC;
Age 50                                                Director, Municipal
                                                      Advantage Fund, Inc. and
                                                      The Central European
                                                      Value Fund, Inc.
                                                      Formerly, Trustee,
                                                      President and Chief
                                                      Executive Officer of CAT;
                                                      Executive Vice President,
                                                      Smith Barney Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
R. Wesley Burns              Executive Vice           Trustee and President,
Age 38                       President                PIMCO Funds: Pacific
                                                      Investment Management
                                                      Series; Executive Vice
                                                      President, Pacific
                                                      Investment Management
                                                      Company ("Pacific
                                                      Investment Management");
                                                      Trustee and President,
                                                      PIMCO Variable Insurance
                                                      Trust. Formerly, Vice
                                                      President, Pacific
                                                      Investment Management,
                                                      PAF and CAT.
--------------------------------------------------------------------------------
Newton B. Schott, Jr.        Vice President and       Executive Vice President
2187 Atlantic Street         Secretary                and Secretary, PFDLLC.
Stamford, CT 06902                                    Formerly, Vice President
Age 55                                                and Clerk of PAF and CAT,
                                                      Senior Vice
                                                      President-Legal and
                                                      Secretary, PIMCO
                                                      Advisors;  Executive Vice
                                                      President, Secretary and
                                                      General Counsel, Thomson
                                                      Advisory Group and PIMCO
                                                      Advisors.
--------------------------------------------------------------------------------
Jeffrey M. Sargent           Vice President           Vice President and
Age 35                                                Manager of Fund
                                                      Shareholder Servicing,
                                                      Pacific Investment
                                                      Management; Vice
                                                      President of PIMCO Funds:
                                                      Pacific Investment
                                                      Management Series; Vice
                                                      President, PIMCO Variable
                                                      Insurance Trust.
                                                      Formerly, Project
                                                      Specialist, Pacific
                                                      Investment Management.
--------------------------------------------------------------------------------
Richard M. Weil              Vice President           Senior Vice President -
Age 34                                                Legal, PIMCO Advisors.
                                                      Formerly, Vice President,
                                                      Bankers Trust Company;
                                                      Associate, Simpson,
                                                      Thatcher & Bartlett.
--------------------------------------------------------------------------------
John P. Hardaway             Treasurer                Treasurer of PIMCO Funds:
Age 40                                                Pacific Investment
                                                      Management Series;
                                                      Treasurer, PIMCO Variable
                                                      Insurance Trust; Vice
                                                      President and Manager of
                                                      Fund Operations, Pacific
                                                      Investment Management.
                                                      Formerly, Treasurer of
                                                      PAF and CAT.
--------------------------------------------------------------------------------
Joseph D. Hattesohl          Assistant Treasurer      Vice President and
Age 34                                                Manager of Fund Taxation,
                                                      Pacific Investment
                                                      Management; Assistant
                                                      Treasurer, PIMCO Funds:
                                                      Pacific Investment
                                                      Management Series;
                                                      Assistant Treasurer of
                                                      PIMCO Variable Insurance
                                                      Trust.  Formerly,
                                                      Director of Financial
                                                      Reporting, Carl I. Brown
                                                      & Co.; Tax Manager, Price
                                                      Waterhouse LLP.
--------------------------------------------------------------------------------
Garlin G. Flynn              Assistant Secretary      Lead of PIMCO Funds
Age 51                                                Administration;
                                                      Secretary, PIMCO Funds:
                                                      Pacific Investment
                                                      Management Series;
                                                      Secretary, PIMCO Variable
                                                      Insurance Trust.
                                                      Formerly, Senior Fund
                                                      Administrator, Pacific
                                                      Investment Management;
                                                      Senior Mutual Fund
                                                      Analyst, PIMCO Advisors
                                                      Institutional Services;
                                                      Senior Mutual Fund
                                                      Analyst, PFAMCo.
--------------------------------------------------------------------------------

Trustees' Compensation

     Trustees other than those affiliated with PIMCO Advisors, a Portfolio Manager, or Pacific Investment Management, receive an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee member receives an additional annual retainer of $1,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives an additional annual retainer of $3,000. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below). The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Certain of the Trustees earned deferred compensation for their services on behalf of PAF which was carried forward under the Trust's plan.

     The following table sets forth information regarding compensation received by those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust for the fiscal year ended June 30, 1997:

          -------------------------------------------------------------
               (1)                      (2)                (3)

                                                          Total
                                     Aggregate        Compensation
          Name of Trustee        Compensation from   from Trust and
                                     Trust/1/        Fund Complex/2/
          -------------------------------------------------------------
          E. Philip Cannon/3/       $24,750.00         $54,000.00
          -------------------------------------------------------------
          Donald P. Carter/3/       $28,800.00         $60,000.00
          -------------------------------------------------------------
          Gary A. Childress/3/      $24,750.00         $54,000.00
          -------------------------------------------------------------
          Gary L. Light/3/          $25,650.00         $56,000.00
          -------------------------------------------------------------

/1/ The Trust has adopted a deferred compensation plan (the "Plan") which went into place during fiscal 1997. Aggregate deferred compensation earned in prior years by certain Trustees under a deferred compensation plan for PAF was carried forward under the Plan. Of the amounts listed in column (2), the following Trustees elected to have the following amounts deferred from the Trust and all investment companies in the Fund Complex, respectively: Cannon - $24,750, $54,000; Carter - $0, $28,000; Segall - $25,875, $56,750; Thorne -
$24,750, $54,000; Porter - $24,750, $27,500.

/2/ The amounts listed in column (3) include total compensation paid to the Trustees for their services as Trustees of the Trust (for all Trustees), PAF (for Messrs. Cannon, Carter, Childress, Light, Segall, Stooks and Thorne), CAT (for all Trustees), and Pacific Select Fund (for Messrs. Nelson, Porter, and Richards) for the twelve-month period ended June 30, 1997. By virtue of having PIMCO Advisors or an affiliate of PIMCO Advisors as investment adviser, the Trust, PAF, CAT and Pacific Select Fund were considered to be part of the same "Fund Complex" for these purposes. PAF ceased operations on January 17, 1997 and did not pay compensation for services rendered after that date. Messrs. Nelson, Porter and Richards became Trustees of CAT in February 1997 and did not receive compensation from CAT prior thereto. As a result of a change in management of CAT, no Trustee of the Trust is currently a Trustee of CAT and CAT is no longer part of the same "Fund Complex" as the Trust. In addition, any fees payable by CAT which have been deferred will be distributed to the Trustees in accordance with the provisions of the Plan and the elections of the Trustees.

/3/ Messrs. Cannon, Carter, Childress, Light, Segall, Stooks and Thorne became Trustees of the Trust in December 1997 and did not receive compensation from the Trust prior thereto.

          -------------------------------------------------------------
          Richard L. Nelson         $43,150.00         $70,000.00
          -------------------------------------------------------------
          Lyman W. Porter           $41,750.00         $71,500.00
          -------------------------------------------------------------
          Alan Richards             $44,500.00         $67,500.00
          -------------------------------------------------------------
          Joel Segall/3/            $25,875.00         $56,750.00
          -------------------------------------------------------------
          W. Bryant Stooks/3/       $24,750.00         $54,000.00
          -------------------------------------------------------------
          Gerald M. Thorne/3/       $24,750.00         $54,000.00
          -------------------------------------------------------------

Investment Adviser

     PIMCO Advisors serves as investment adviser to each of the Funds pursuant to an investment advisory agreement ("Advisory Agreement") between PIMCO Advisors and the Trust. PIMCO Advisors was organized as a limited partnership under Delaware law in 1987. PIMCO Partners, G.P. ("PGP") and PIMCO Advisors Holdings L.P. ("PAH") are the general partners of PIMCO Advisors. PGP is a general partnership between PIMCO Holding LLC ("PH LLC"), a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the Managing Directors of Pacific Investment Management, who are William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Brent R. Harris, John L. Hague, William S. Thompson, Jr., William C. Powers, David H. Edington, Benjamin L. Trosky, William R. Benz, II and Lee R. Thomas, III (collectively, the "Managing Directors"). PGP is the sole general partner of PAH. PGP and PAH have equal right, power and authority to manage and control the business and affairs of PIMCO Advisors and to take any action deemed necessary or desirable by them in connection with the business of PIMCO Advisors. Any difference arising as to any action connected with the business of PIMCO Advisors, other than those requiring the unanimous consent of the general partners, is decided by the general partner(s) holding a majority of the outstanding PIMCO GP Units.

     PGP and PAH have substantially delegated their management and control of PIMCO Advisors to a Management Board of PIMCO Advisors. The activities of PIMCO Advisors are controlled by the Management Board. As of April 1, 1998, the members of the Management Board were Walter E. Auch, Sr., David B. Breed, William D. Cvengros, Walter B. Gerken, William H. Gross, Brent R. Harris, Donald
R. Kurtz, George A. Long, James F. McIntosh, Kenneth H. Mortenson, William F. Podlich, III, Glenn S. Schafer, Donald A. Chiboucas, Thomas C. Sutton, William
S. Thompson, Jr., and Benjamin L. Trosky.

     Pursuant to the terms of the delegation of authority by PGP and PAH, the Management Board of PIMCO Advisors is composed of (i) the Chief Executive Officer of PIMCO Advisors; (ii) six other persons designated by PGP; (iii) three disinterested persons designated by (A) representatives of the Public General Partners (defined as any general partner of PIMCO Advisors that has at least one class of equity security outstanding that is registered under Section 12 of the Securities Exchange Act of 1934 and which, together with its subsidiaries, holds PIMCO Units representing more than 95% of its consolidated assets other than cash and cash equivalents), if any, in proportion to their ownership of PIMCO GP Units or (B) if there are no Public General Partners, PGP or its successor as general partner of PIMCO Advisors; (iv) the Chief Executive Officer and one Managing Director of each of the two Investment Managing Firms having the greatest total income, determined as of the date of appointment; and (v) one Managing Director of each of two other Investment Managing Firms designated from time to time by the Management Board upon the recommendation of the Nominating Committee. PAH is a Public General Partner for the purposes set forth above.
PH LLC, a wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners, LLC, the general partners of PGP, have agreed that the six persons designated by PGP (referred to in clause (ii) above) will be the Chief Executive Officer of Pacific Investment Management, two other individuals designated by PIMCO Partners, LLC and three individuals designated by Pacific Life Insurance Company.

     The Management Board has in turn delegated the authority to manage day-to-day operations and policies to an Executive Committee. The Executive Committee is composed of five members. The members of the Executive Committee include (i) the Chief Executive Officer of PIMCO Advisors; (ii) three members appointed by the PGP-appointed members of the Management Board; and (iii) one member appointed by the Management Board, upon the recommendation of the Nominating Committee, which members must have been appointed to the Management Board by an Investment Management Firm other than Pacific Investment Management. PH LLC and PIMCO Partners, LLC, the general partners of PGP, have agreed that the three members of the Management Board of PIMCO Advisors designated by PGP to the Executive Committee will be (a) the Chief Executive Officer of Pacific Investment Management, (b) one member designated by PIMCO Partners, LLC, who shall be the chairperson of the Executive Committee, and (c) one member designated by Pacific Life Insurance Company.

     PIMCO Advisors, PGP and PAH are located at 800 Newport Center Drive, Suite 100, Newport Beach, CA 92660. PIMCO Advisors and its subsidiary partnerships had approximately $200 billion of assets under management as of December 31, 1997.

     PIMCO Advisors, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Adviser, the investment of the Funds. PIMCO Advisors also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund. For all of the Funds except the Precious Metals Fund, PIMCO Advisors has engaged affiliates to serve as Portfolio Managers.

     Under the terms of the Advisory Agreement, PIMCO Advisors is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO Advisors to the Trust are not exclusive under the terms of the Advisory Agreement. PIMCO Advisors is free to, and does, render investment advisory services to others.

     The Advisory Agreement will continue in effect with respect to a Fund for two years from its effective date, and thereafter on a yearly basis, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees and (ii) by a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Advisory Agreement. The Advisory Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by the Adviser, on 60 days' written notice to the other party and will terminate automatically in the event of its assignment. In addition, the Advisory Agreement may be terminated with regard to the Renaissance, Growth, Target, Opportunity, Innovation, Tax Exempt, International and Precious Metals Funds by vote of a majority of the Trustees who are not interested persons of PIMCO Advisors, on 60 days' written notice to PIMCO Advisors.

     The Adviser currently receives a monthly investment advisory fee from each Fund at the following annual rates (based on the average daily net assets of the particular Funds):

Fund                                                     Advisory
----                                                     Fee Rate
                                                         --------


Tax Exempt Fund.......................................     .30%
Equity Income, Value, Capital Appreciation,
  Mid-Cap Growth, Structured Emerging Markets,
  Tax-Managed Structured Emerging Markets,
  Enhanced Equity and Balanced Funds..................     .45%
Growth Fund...........................................     .50%
International and Target Funds........................     .55%
Core Equity Fund......................................     .57%

Small-Cap Value, Renaissance, Precious Metals
 and International Developed Funds....................     .60%
Mid-Cap Equity Fund...................................     .63%
Opportunity and Innovation Funds......................     .65%
Emerging Markets and International Growth Funds.......     .85%
Small-Cap Growth Fund.................................    1.00%
Micro-Cap Growth Fund.................................    1.25%


     For the fiscal years ended June 30, 1997, June 30, 1996, and October 31, 1995 (the fiscal year ended June 30, 1996 being an eight-month period) the Funds paid the Adviser (or its predecessor) the following amounts under the Advisory
Contract:

                                    Year       Period       Year
                                    Ended       Ended       Ended
Fund                               6/30/97     6/30/96    10/31/95
----                               -------     -------    --------

Equity Income Fund                 $555,146    $425,899    $445,739
Value Fund                          463,869      65,873      60,686
Small-Cap Value Fund                249,347     156,721     203,158
Core Equity Fund                    234,333     145,931      73,930
Mid-Cap Equity Fund                  48,656      35,315      26,276
Capital Appreciation Fund         1,953,374     883,498     881,358
Mid-Cap Growth Fund               1,219,531     617,546     650,017
Micro-Cap Growth Fund             1,390,317     669,726     609,540
Small-Cap Growth Fund               327,245     426,098     594,905
Enhanced Equity Fund                292,187     274,512     319,036
Emerging Markets Fund               568,277     440,978     638,097
International Developed Fund        525,817     294,777     282,055
Balanced Fund                       306,756     235,529     417,190
Renaissance Fund *                  913,256         N/A         N/A
Growth Fund*                      3,758,433         N/A         N/A
Target Fund*                      2,887,743         N/A         N/A
Opportunity Fund*                 2,324,663         N/A         N/A
Innovation Fund*                    750,414         N/A         N/A
International Fund*                 559,353         N/A         N/A
Precious Metals Fund*               119,710         N/A         N/A
Tax Exempt Fund*                     66,977         N/A         N/A
                                -----------  ----------  ----------

TOTAL                           $19,515,404  $4,672,403  $5,201,987

--------------

* For the period 1/18/97 through 6/30/97

          In addition, the predecessors of the Renaissance, Growth, Target, Opportunity, Innovation, International, Precious Metals and Tax Exempt Funds (each of which is a former series of PAF which reorganized as a Fund of the Trust on January 17, 1997) paid the Adviser the following amounts for the fiscal period ended January 17, 1997 and the fiscal years ended September 30, 1996 and 1995 under separate management contracts between the Adviser and PAF:

                          10/1/96      Year         Year
                            to         Ended        Ended
Fund                      1/17/97     9/30/96      9/30/95
----                      -------     -------      -------

Renaissance Fund          $653,744   $1,627,632   $1,371,809

Growth Fund              3,370,567    9,987,541    8,268,603
Target Fund              2,584,257    7,295,767    5,294,008
Opportunity Fund         1,898,337    6,183,575    5,000,057
Innovation Fund            545,586    1,063,584      265,836
International Fund         537,647    1,872,608    2,097,974
Precious Metals Fund       107,290      397,969      434,323
Tax Exempt Fund             99,023      333,349      369,918
                        ----------  -----------  -----------

TOTAL                   $9,796,451  $28,762,025  $23,102,528


Portfolio Management Agreements

    The Adviser employs Portfolio Managers to provide investment advisory services to each Fund pursuant to portfolio management agreements (each a "Portfolio Management Agreement") between the Adviser and the relevant Portfolio Manager. Each Portfolio Manager is an affiliate of the Adviser except for Van Eck Associates Corporation ("Van Eck"), which advises the Precious Metals Fund. The Adviser currently has seven subsidiary partnerships, the following six of which manage one or more of the Funds: Pacific Investment Management, Parametric Portfolio Associates ("Parametric"), Cadence Capital Management ("Cadence"), NFJ Investment Group ("NFJ"), Columbus Circle Investors ("Columbus Circle"), and Blairlogie Capital Management ("Blairlogie").

Pacific Investment Management
-----------------------------

    Pursuant to a Portfolio Management Agreement between the Adviser and Pacific Investment Management, Pacific Investment Management provides investment advice with respect to the portion of the assets of the Balanced Fund allocated by the Adviser for investment in fixed income securities. For the services provided, the Adviser (not the Trust) pays Pacific Investment Management a fee at the annual rate of .25% of the average daily net assets of the Balanced Fund allocated to Pacific Investment Management for investment in fixed income securities.

    Pacific Investment Management is an investment management firm organized as a general partnership. Pacific Investment Management has two partners: PIMCO Advisors as the supervisory partner, and PIMCO Management Inc. as the managing partner. The predecessor investment adviser to Pacific Investment Management commenced operations in 1971. Pacific Investment Management is located at 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. Pacific Investment Management also provides investment advisory services to PIMCO Funds:
Pacific Investment Management Series, Harbor Fund, various funds advised by Frank Russell Investment Management Company, Total Return Bond Portfolio and Intermediate Term Bond Portfolio of Prudential Securities Target Portfolio Trust, Total Return Bond and Limited Maturity Bond Portfolios of American Skandia Trust, Total Return Fund of Fremont Mutual Fund, Inc., Managed Bond and Government Securities Series of Pacific Select Fund, and the PaineWebber Short-Term U.S. Government Income Fund, a series of PaineWebber Managed Investments Trust, all of which are open-end management investment companies. Pacific Investment Management also advises PIMCO Commercial Mortgage Securities Trust, Inc. which is a closed-end management investment company, and managed accounts consisting of proceeds from various pension and profit sharing plans. Pacific Investment Management had approximately $118 billion of assets under management as of December 31, 1997.

Parametric
----------

    Pursuant to a Portfolio Management Agreement between the Adviser and Parametric, Parametric is the Portfolio Manager and provides investment advisory services to the Enhanced Equity, Structured Emerging Markets and Tax-Managed Structured Emerging Markets Funds. For the services provided to each Fund, the Adviser (not the Trust) pays Parametric a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): .35% for the Enhanced Equity Fund, .35% for the Structured Emerging Markets Fund, and .35% for the Tax-Managed Structured Emerging Markets Fund.

    Parametric is an investment management firm organized as a general partnership. Parametric is the successor investment adviser to Parametric Portfolio Associates, Inc., a wholly-owned corporate subsidiary of PFAMCo. Parametric has two partners: PIMCO Advisors as the supervisory partner, and Parametric Management Inc. as the managing partner. The predecessor investment adviser to Parametric commenced operations in 1987. Parametric is located at 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090. Parametric provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Parametric had combined assets, as of December 31, 1997, of approximately $2.6 billion.

Cadence
-------

    Pursuant to a Portfolio Management Agreement between the Adviser and Cadence, Cadence provides investment advisory services to the Capital Appreciation Fund, the Mid-Cap Growth Fund, the Micro-Cap Growth Fund, the Small-Cap Growth Fund and a portion of the Balanced Fund allocated by the Adviser for investment in common stocks. For the services provided, the Adviser (not the Trust) pays Cadence a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): .35% for the Capital Appreciation Fund, .35% for the Mid-Cap Growth Fund, .35% for the portion of the Balanced Fund's assets allocated to Cadence for investment in common stock, .90% for the Small-Cap Growth Fund, and 1.15% for the Micro-Cap Growth Fund.

    Cadence is an investment management firm organized as a general partnership. Cadence is the successor investment adviser to Cadence Capital Management Corporation, a wholly owned subsidiary of PFAMCo. Cadence has two partners:
PIMCO Advisors as the supervisory partner, and Cadence Capital Management Inc. as the managing partner. The predecessor investment adviser to Cadence commenced operations in 1988. Cadence is located at Exchange Place, 53 State Street, Boston, Massachusetts 02109. Cadence provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Cadence had combined assets, as of December 31, 1997, of approximately $5.2 billion.

NFJ
---

    Pursuant to a Portfolio Management Agreement between the Adviser and NFJ, NFJ provides investment advisory services to the Equity Income Fund, the Value Fund, the Small-Cap Value Fund, and a portion of the Balanced Fund allocated by
the Adviser for investment in common stocks.   For the services provided, the
Adviser (not the Trust) pays NFJ a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund):
 .35% for the Equity Income Fund, .35% for the Value Fund, .35% for the portion of the Balanced Fund allocated to NFJ for investment in common stock, and .50% for the Small-Cap Value Fund.

    NFJ is an investment management firm organized as a general partnership. NFJ is the successor investment adviser to NFJ Investment Group, Inc., a wholly owned subsidiary of PFAMCo. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management Inc. as the managing partner. The predecessor investment adviser to NFJ commenced operations in 1989. NFJ is located at 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by NFJ had combined assets, as of December 31, 1997, of approximately $2.5 billion.

Columbus Circle
---------------

    Pursuant to a Portfolio Management Agreement between the Adviser and Columbus Circle, Columbus Circle provides investment advisory services to the Renaissance, Growth, Target, Opportunity, Innovation, Tax Exempt, Core Equity, Mid-Cap Equity, and International Growth Funds. For the services provided, the Adviser (not the Trust) pays Columbus Circle a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular
Fund): .30% for the Tax Exempt Fund, .34% for the Growth Fund, .36% for the Target Fund, .38% for the Renaissance Fund, .38% for the Innovation Fund, .47% for the Core Equity Fund, .48% for the Opportunity Fund, .53% for the Mid-Cap Equity Fund, and .75% for the International Growth Fund.

    Columbus Circle is an investment management firm organized as a general partnership. Columbus Circle is the successor investment adviser to the Columbus Circle Investors Division of Thomson Advisory Group L.P. ("TAG"). Columbus Circle has two partners: PIMCO Advisors as the supervisory partner, and Columbus Circle Investors Management Inc. as the managing partner. Columbus Circle's ultimate predecessor commenced operations in 1975. Columbus Circle is located at Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902. Columbus Circle manages discretionary accounts for institutions, including corporate, government and union pension and profit-sharing plans, foundations and educational institutions. Accounts managed by Columbus Circle had combined assets, as of December 31, 1997, of $9.3 billion.

Blairlogie
----------

    Pursuant to a Portfolio Management Agreement between the Adviser and Blairlogie, Blairlogie provides investment advisory services to the International, International Developed and Emerging Markets Funds. For the services provided, the Adviser (not the Trust) pays Blairlogie a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): .40% for the International Fund, .50% for the International Developed Fund, and .75% for the Emerging Markets Fund.

    Blairlogie is an investment management firm organized as a limited partnership under the laws of the United Kingdom. Blairlogie is the successor investment adviser to Blairlogie Capital Management Ltd., an indirect subsidiary of PFAMCo, which commenced operations in 1992. Blairlogie has two general partners and one limited partner. The general partners are PIMCO Advisors, which serves as the supervisory partner, and Blairlogie Holdings Limited, a wholly-owned subsidiary of PIMCO Advisors, which serves as the managing partner. The limited partner is Blairlogie Partners L.P., a limited partnership, the general partner of which is Pacific Asset Management LLC (a subsidiary of Pacific Life Insurance Company), and the limited partners of which are the principal executive officers of Blairlogie Capital Management. Blairlogie is located at 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland. Blairlogie provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Blairlogie had combined assets, as of December 31, 1997, of approximately $647 million.

Van Eck
-------

    Pursuant to a Portfolio Management Agreement between the Adviser and Van Eck, Van Eck provides investment advisory services to the Precious Metals Fund. For the Services provided, the Adviser (not the Trust) pays Van Eck a monthly fee at the annual rate of .35% based on the average daily net assets of the Precious Metals Fund.

    Van Eck is a Delaware corporation registered as an investment adviser with the SEC. Van Eck and its affiliates advise other mutual funds and private accounts. Van Eck is controlled by John C. van Eck who, along with members of his immediate family, owns 100% of the stock of Van Eck. Van Eck is located at 99 Park Avenue, New York, New York 10001. Accounts managed by Van Eck had combined assets as of December 31, 1997, of approximately $1.4 billion.

    PIMCO Advisors determines the allocation of the Balanced Fund's assets among the various asset classes and types of securities in which the Fund invests. PIMCO Advisors reserves the right to allocate a portion of the Fund's assets for investment in money market instruments and reserves the right to manage the investment of such assets.

    For the fiscal years ended June 30, 1997, June 30, 1996, and October 31, 1995 (the fiscal year ended June 30, 1996 being an eight-month period), the amount of portfolio management fees paid by the Adviser (or its predecessor) to the applicable Portfolio Manager (or its predecessor) for each of the Funds was as follows:


                                    Year       Period       Year
                                   Ended       Ended       Ended
Fund                              06/30/97    06/30/96    10/31/95
----                              --------    --------    --------

Equity Income Fund             $   492,429  $  425,899  $  445,739
Value Fund                         388,966      65,873      60,686
Small-Cap Value Fund               224,788     156,721     203,158
Core Equity Fund                   215,998     136,615      62,906
Mid-Cap Equity Fund                 45,074      23,814      13,832
Capital Appreciation Fund        1,714,191     883,498     881,358
Mid-Cap Growth Fund              1,059,242     617,546     650,017
Micro-Cap Growth Fund            1,325,695     669,726     609,540
Small-Cap Growth Fund              311,280     426,098     594,905
Enhanced Equity Fund               268,021     274,512     319,036
Emerging Markets Fund              501,411     385,438     550,590
International Developed Fund       478,789     237,138     241,135
Balanced Fund                      228,898     161,345     332,255
Renaissance Fund*                  575,288         N/A         N/A
Growth Fund*                     2,544,364         N/A         N/A
Target Fund*                     1,869,073         N/A         N/A
Opportunity Fund*                1,709,827         N/A         N/A
Innovation Fund*                   435,246         N/A         N/A
International Fund*                348,938         N/A         N/A
Precious Metal Fund*                66,070         N/A         N/A
Tax Exempt Fund*                    66,756         N/A         N/A
                               -----------  ----------  ----------

TOTAL                          $14,870,344  $4,464,223  $4,965,157

-----------------

*For the period 1/18/97 through 6/30/97.

    The Adviser paid the Portfolio Managers for the predecessors of the Renaissance, Growth, Target, Opportunity, Innovation, International, Precious Metals and Tax Exempt Funds (each of which is a former series of PAF which reorganized as a Fund of the Trust on January 17, 1997) the following amounts for the fiscal period ended January 17, 1997 and the fiscal years ended September 30, 1996 and 1995 under separate sub-adviser agreements between the Adviser and the relevant Portfolio Manager:

                           10/1/96      Year          Year
                             to         Ended        Ended
Fund                       1/17/97     09/30/96     09/30/95
----                       -------     --------     --------

Renaissance Fund         $  326,864  $   813,816  $   595,500
Growth Fund               1,685,284    4,993,770    3,634,403
Target Fund               1,292,168    3,647,884    2,353,106
Opportunity Fund            949,192    3,091,788    2,205,293
Innovation Fund             272,772      531,792      132,918
International Fund          268,824      936,304      889,339
Precious Metals Fund         53,837      198,985      217,162
Tax Exempt Fund              49,512      166,675      159,370
                         ----------  -----------  -----------

TOTAL                    $4,898,453  $14,381,014  $10,187,091

Fund Administrator

    In addition to its services as Adviser, PIMCO Advisors serves as administrator (and is referred to in this capacity as the "Administrator") to the Funds pursuant to administration agreement (the "Administration Agreement") with the Trust. The Administrator provides or procures administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to the Funds' shareholders and regulatory filings. PIMCO Advisors has retained Pacific Investment Management as sub-administrator to provide such services pursuant to a sub-administration agreement (the "Sub-Administration Agreement"). PIMCO Advisors may also retain other affiliates to provide such services. In addition, the Administrator arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Funds, and is responsible for the costs of registration of the Funds' shares and the printing of prospectuses and shareholder reports for current shareholders. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear these expenses, at the following annual rates for each Fund (each expressed as a percentage of the Fund's average daily net assets attributable to the indicated class or classes of shares on an annual basis):

                            Administrative Fee Rate
                            -----------------------

                              Institutional                    Class A, Class B,
                             Administrative                      and Class C                             Class D
                                Classes*                           Shares*                               Shares**
                                -------                            ------                                ------
Equity Income Fund                .25%              .40% of first $2.5 billion                            .65%
                                                    .35% of amounts in excess of $2.5 billion

Value Fund                        .25%              .40% of first $2.5 billion                            .65%
                                                    .35% of amounts in excess of $2.5 billion

Small-Cap Value Fund              .25%              .40% of first $2.5 billion                             N/A
                                                    .35% of amounts in excess of $2.5 billion

Core Equity Fund                  .25%                       N/A                                           N/A

Mid-Cap Equity Fund               .25%                       N/A                                           N/A

Capital Appreciation Fund         .25%              .40% of first $2.5 billion                             .65%
                                                    .35% of amounts in excess of $2.5 billion

                              Institutional                       Class A, Class B,
                             Administrative                         and Class C                          Class D
                                Classes*                              Shares*                            Shares**
                                --------                              -------                            --------
Mid-Cap Growth Fund               .25%              .40% of first $2.5 billion                             .65%
                                                    .35% of amounts in excess of $2.5 billion

Micro-Cap Growth Fund             .25%                       N/A                                           N/A

Small-Cap Growth Fund             .25%                       N/A                                           N/A

Enhanced Equity Fund              .25%                       N/A                                           N/A

Emerging Markets Fund             .50%              .65% of first $2.5 billion                             N/A
                                                    .60% of amounts in excess of $2.5 billion

International Development         .50%              .65% of first $2.5 billion                             N/A
 Fund                                               .60% of amounts in excess of $2.5 billion

Balanced Fund                     .25%              .40% of first $2.5 billion                             N/A
                                                    .35% of amounts in excess of $2.5 billion

Renaissance Fund                  .25%              .40% of first $2.5 billion                             .65%
                                                    .35% of amounts in excess of $2.5 billion

Growth Fund                        N/A              .40% of first $2.5 billion                             N/A
                                                    .35% of amounts in excess of $2.5 billion

Target Fund                        N/A              .40% of first $2.5 billion                             N/A
                                                    .35% of amounts in excess of $2.5 billion

Opportunity Fund                   N/A              .40% of first $2.5 billion                             N/A
                                                    .35% of amounts in excess of $2.5 billion

Innovation Fund                   .25%              .40% of first $2.5 billion                             .65%
                                                    .35% of amounts in excess of $2.5 billion

International Fund                .50%              .65% of first $2.5 billion                             N/A
                                                    .60% of amounts in excess of $2.5 billion

International Growth Fund         .50%                       N/A                                           N/A

Precious Metal Fund                N/A              .45% of first $2.5 billion                             N/A
                                                    .40% of amounts in excess of $2.5 billion

Tax Exempt Fund                    N/A              .40% of first $2.5 billion                             N/A
                                                    .35% of amounts in excess of $2.5 billion

Tax-Managed Structured             N/A                       N/A                                           N/A
Emerging Markets Fund

Structured Emerging               .50%                       N/A                                           N/A
Markets Fund

* The Administrator receives administrative fees based on a Fund's average daily net assets attributable in the aggregate to the Funds' Institutional and Administrative Class shares on the one hand, and to the Funds' Class A, Class B and Class C shares on the other.

** As described below, the Administration Agreement includes a plan adopted in conformity with Rule 12b-1 which provides for the payment of up to .25% of the .65% Class D Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

     Except for the expenses paid by the Administrator, the Trust bears all costs of its operations. The Trust is responsible for the following expenses:
(i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors, Pacific Investment Management, or their subsidiaries or affiliates;
(ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO Advisors, any Portfolio Manager, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principals; and
(viii) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses").

     Class-specific expenses include distribution and/or service fees payable with respect to the Class A, Class B, Class C, Class D or Administrative Class shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust's Amended and Restated Multi-Class Plan (the "Multi-Class Plan") adopted pursuant to Rule 18f-3 under the 1940 Act, which is subject to review and approval by the Trustees. It is not presently anticipated that any expenses other than distribution and/or service fees and administrative fees will be allocated on a class-specific basis.

     The Administration Agreement may be terminated by the Trust at any time by vote of (1) a majority of the Trustees, (2) a majority of the outstanding voting securities of the Trust, or (3) with respect to the Renaissance, Growth, Target, Opportunity, Innovation, Tax Exempt, International and Precious Metals Funds, by a majority of the Trustees who are not interested persons of the Trust or PIMCO Advisors, on 60 days' written notice to PIMCO Advisors.

     Under the Administration Agreement, the Administrator or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms' services (normally not to exceed an annual rate of .35% of a Fund's average daily net assets attributable to Class D shares purchased through such firms). The Administration Agreement includes a plan specific to Class D shares which has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for payment of up to .25% per annum of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class
D shares and/or the provision of shareholder services. See "Distribution of Trust Shares - Plan for Class D Shares."

     After an initial two-year term, the Sub-Administration Agreement will continue from year to year upon the approval of the parties thereto. The Sub-Administration Agreement may be terminated at any time by PIMCO Advisors or Pacific Investment Management upon 60 days' written notice to the other party and, with respect to the services rendered to the Trust, at any time by vote of a majority of the disinterested Trustees of the Trust. The Sub-Administration Agreement will also terminate upon termination of the Administration Agreement.

     For the fiscal years ended June 30, 1997, June 30, 1996, and October 31, 1995 (the fiscal year ended June 30, 1996 being an eight-month period), the aggregate amount of the administration fees paid by the Funds was as follows (Class A, Class B and Class C shares were not offered prior to January 17, 1997 and Class D shares were not offered during the periods listed):

                                   Year         Period      Year
                                   Ended        Ended       Ended
Fund                              06/30/97    06/30/96    10/31/95
----                              --------    --------    --------
Equity Income Fund              $   311,798  $  236,611  $  247,633
Value Fund                          318,624      36,596      33,714
Small-Cap Value Fund                114,067      65,176      84,649
Core Equity Fund                    102,634      63,942      32,425
Mid-Cap Equity Fund                  19,291      14,011      10,427
Capital Appreciation Fund         1,093,013     490,803     489,643
Mid-Cap Growth Fund                 729,997     342,880     361,121
Micro-Cap Growth Fund               278,025     133,934     121,908
Small-Cap Growth Fund                81,774     106,715     148,726
Enhanced Equity Fund                161,982     151,842     177,243
Emerging Markets Fund               312,540     259,300     375,351
International Developed Fund        437,490     244,350     235,046
Balanced Fund                       170,134     130,017     231,772
Renaissance Fund*                   605,566         N/A         N/A
Growth Fund*                      2,993,370         N/A         N/A
Target Fund*                      2,076,748         N/A         N/A
Opportunity Fund*                 1,424,856         N/A         N/A
Innovation Fund*                    458,154         N/A         N/A
International Fund*                 567,025         N/A         N/A
Precious Metals Fund*                84,947         N/A         N/A
Tax Exempt Fund*                     89,008         N/A         N/A
                                -----------  ----------  ----------

TOTAL                           $12,431,043  $2,276,177  $2,549,658

------------------------

*  For the period from 1/17/97 through 6/30/97

     The predecessor series of the Renaissance, Growth, Target, Opportunity, Innovation, International, Precious Metals and Tax Exempt Funds (each a series of PAF which reorganized as a Fund of the Trust on January 17, 1997) received administrative services during fiscal 1997, 1996 and 1995 under separate management contracts between the Adviser and PAF on behalf of each such series. See "Investment Adviser" above for the amounts paid to the Adviser by these series under such management contracts during fiscal 1997, 1996 and 1995.


                          DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

     PIMCO Funds Distributors LLC (the "Distributor") serves as the distributor of each class of the Trust's shares pursuant to a distribution contract (the "Distribution Contract") with the Trust. The Distributor is a wholly-owned subsidiary of PIMCO Advisors. The Distribution Contract is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days' nor less than 30 days' written notice to the Distributor, or by the Distributor upon not more than 60 days' nor less than 30 days' written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

     The Distribution Contract will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Fund or class, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect interest financial interest in the Distribution Contract or the Distribution and/or Servicing Plans described below, by vote cast in person at a meeting called for the purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes, it may continue in effect with respect to any Fund or class as to which it has not been terminated (or has been renewed).

     The Trust currently offers up to six classes of shares of each of the
Funds: Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares.

     Class A, Class B and Class C shares of the Trust are offered through firms ("participating brokers") which are members of the National Association of Securities Dealers, Inc. ("NASD"), and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor ("introducing brokers").

     Class D shares are generally offered to clients of financial service firms, such as broker-dealers or registered investment advisors, with which the Distributor has an agreement for the use of PIMCO Funds: Multi-Manager Series in particular investment products, programs or accounts for which a fee may be charged.

     Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investments in the Funds). Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

     Under the Trust's Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:
(a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; and (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Contingent Deferred Sales Charge and Initial Sales Charge

     As described in the Class A, B and C Prospectus under the caption "How to Redeem," a contingent deferred sales charge is imposed upon certain redemptions of Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Institutional Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a Fund-by-Fund basis, shareholders should consider whether to exchange shares of one Fund for shares of another Fund prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemption.

     During the fiscal year ended June 30, 1997, the Distributor received an aggregate of $40,456, $789,851, and $533,975, in contingent deferred sales charges on, respectively, Class A shares, Class B shares and Class C shares of the Funds.

     The Funds did not offer Class A, B and C shares in prior fiscal years. However, during the fiscal year ended September 30, 1996, the Distributor received the following amounts in contingent deferred sales charges on shares of series of PAF which reorganized as the following Funds of the Trust: Class A
                                                                      -------
shares:  Growth -$9,168, Target - $14 and Opportunity - $4,190.  Class B shares:
------                                                           ---------------
Renaissance - $8,722, Growth - $37,445, Target - $31,670, Innovation - $36,477,
International - $6,359, Precious Metals - $1,179 and Tax Exempt -$4,055.  Class
                                                                          -----
C shares:   Renaissance - $12,809, Growth - $124,264, Target - $89,334,
--------
Opportunity - $37,154, Innovation - $29,110, International - $22,016, Precious Metals - $15,384 and Tax Exempt - $1,596.

     As described in the Class A, B and C Prospectus under the caption "Alternative Purchase Arrangements -Initial Sales Charge Alternative - Class A Shares," Class A shares of the Trust are sold pursuant to an initial sales charge, which declines as the amount of the purchase reaches certain defined levels. For the fiscal year ended June 30, 1997, the Distributor received an aggregate of $2,927,636 and retained an aggregate of $369,546, in initial sales charges paid by Class A shareholders of the Trust.

     The Trust did not offer Class A shares in prior fiscal years. However, during the fiscal year ended September 30, 1996, the Distributor received the following amounts in initial sales charges paid by shareholders of PAF series which reorganized as the following Funds of the Trust: Renaissance - $205,419, Growth -549,330, Target - $852,363, Opportunity - $176,391, Innovation - $685,093, International - $91,177, Precious Metals - $72,503 and Tax Exempt - $37,180, and retained the following amounts: Renaissance - $27,477, Growth - $83,657, Target - $126,693, Opportunity - $29,605, Innovation - $114,091,
International - $13,871, Precious Metals - $7,738 and Tax Exempt - $3,140. During the fiscal year ended September 30, 1995, the Distributor received an aggregate of $3,708,105 and retained an aggregate of $366,062 in initial sales charges paid by shareholders of PAF.

Distribution and Servicing Plans for Class A, Class B and Class C Shares

     As stated in the text of the Class A, B and C Prospectus under the caption "Distributor and Distribution and Servicing Plans," Class A, Class B and Class C shares of the Trust are continuously offered through participating brokers which are members of the NASD and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

     Pursuant to separate Distribution and Servicing Plans for Class A, Class B and Class C shares (the "Retail Plans"), as described in the Class A, B and C Prospectus, the Distributor receives (i) in connection with the distribution of Class B and Class C shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B and Class C shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth in the Class A, B and C Prospectus, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B and Class C shares as to which no distribution and servicing fees were paid on account of such limitations. The Distributor pays (i) all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the Trust to participating and introducing brokers, certain banks and other financial intermediaries.

     Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract ("disinterested Retail Plan Trustees"), or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Trustees, including a majority of the disinterested Retail Plan Trustees, cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

     The Retail Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Retail Plan Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for the purpose of voting on such approval.

     The Retail Plans went into effect for the Funds in January 1997. If a Retail Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

     The Trustees believe that the Retail Plans will provide benefits to the Trust. In this regard, the Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the Funds' expenses are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to Portfolio Managers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B and Class C shares of the Funds, and in connection with the servicing of Class B and Class C shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class B and Class C shares.


Payments Pursuant to Class A Plans

     For the fiscal year ended June 30, 1997, the Trust paid the Distributor an aggregate of $1,147,572 pursuant to the Class A Retail Plan. Such payments were allocated among the operational Funds as follows:

                                 Year Ended
Fund                              06/30/97
----                              --------
Equity Income Fund                    $938
Value Fund                          14,876
Small-Cap Value Fund                 2,770
Core Equity Fund                       N/A
Mid-Cap Equity Fund                    N/A
Capital Appreciation Fund            5,510
Mid-Cap Growth Fund                 12,246
Micro-Cap Growth Fund                  N/A
Small-Cap Growth Fund                  N/A
Enhanced Equity Fund                   N/A
Emerging Markets Fund                  108
International Developed Fund           169
Balanced Fund                          173
Renaissance Fund                    53,527
Growth Fund                        290,828
Target Fund                        288,012

Opportunity Fund                   320,127
Innovation Fund                     99,910
International Fund                  34,195
Precious Metals Fund                14,218
Tax Exempt Fund                      9,965

     During the fiscal year ended June 30, 1997, the amounts collected pursuant to the Class A Retail Plan and the contingent deferred sales charge imposed on Class A shares were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $1,166,294; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $397,691. The total, if allocated among the Funds, based on the net assets attributable to their Class A shares at June 30, 1997, would have been as follows:

                                                 Sales Material
                                                    and Other
                                  Compensation      Expenses       Total
                                  ------------      --------       -----
Equity Income Fund                  $  3,107        $  1,059     $  4,166
Value Fund                            27,041           9,221       36,262
Small-Cap Value Fund                  11,241           3,833       15,074
Core Equity Fund                         N/A             N/A          N/A
Mid-Cap Equity Fund                      N/A             N/A          N/A
Capital Appreciation Fund             11,288           3,849       15,137
Mid-Cap Growth Fund                   20,972           7,151       28,123
Micro-Cap Growth Fund                    N/A             N/A          N/A
Small-Cap Growth Fund                    N/A             N/A          N/A
Enhanced Equity Fund                     N/A             N/A          N/A
Emerging Markets Fund                    356             121          477
International Developed Fund             549             187          736
Balanced Fund                            632             216          848
Renaissance Fund                      58,097          19,810       77,907
Growth Fund                          256,697          87,530      344,227
Target Fund                          263,570          89,874      353,444
Opportunity Fund                     367,870         125,439      493,309
Innovation Fund                       94,778          32,318      127,096
International Fund                    33,683          11,485       45,168
Precious Metals Fund                   6,932           2,364        9,296
Tax Exempt Fund                        9,480           3,833       13,313

     The Trust did not offer Class A shares in prior fiscal years. For the fiscal years ended September 30, 1996 and 1995, PAF paid the Distributor an aggregate of $1,556,119 and $1,064,958, respectively, pursuant to a Distribution and Servicing Plan applicable to the Class A shares of PAF (the "PAF Class A
Plan"), which is similar to the Class A Plan of the Trust.   Such payments were
allocated among the predecessors of the following Funds (each of which was formerly a series of PAF which reorganized as a series of the Trust on January 17, 1997) as follows:

                             Year Ended            Year Ended
                           Sept. 30, 1996        Sept. 30, 1995
                           --------------        --------------
Renaissance Fund              $ 38,973              $ 33,249
Growth Fund                    351,506               289,263
Target Fund                    338,598               251,511
Opportunity Fund               308,794               255,940
Innovation Fund                 88,089                28,918

International Fund              42,411                49,788
Precious Metals Fund            21,416                22,178
Tax Exempt Fund                 10,288                 6,485

     The remainder of the total payments made under the PAF Class A Plan for such fiscal years was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMCO Funds:
Pacific Investment Management Series, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

Payments Pursuant to Class B Plans

     For the fiscal year ended June 30, 1997, the Trust paid the Distributor an aggregate of $1,670,623 pursuant to the Class B Retail Plan. Such payments were allocated among the operational Funds as follows:

                                 Year Ended
Fund                              06/30/97
----                              --------

Equity Income Fund               $   5,019
Value Fund                         101,067
Small-Cap Value Fund                17,419
Core Equity Fund                       N/A
Mid-Cap Equity Fund                    N/A
Capital Appreciation Fund            5,077
Mid-Cap Growth Fund                104,374
Micro-Cap Growth Fund                  N/A
Small-Cap Growth Fund                  N/A
Enhanced Equity Fund                   N/A
Emerging Markets Fund                  633
International Developed Fund         2,256
Balanced Fund                        2,223
Renaissance Fund                   204,965
Growth Fund                        351,684
Target Fund                        450,009
Innovation Fund                    332,295
International Fund                  53,098
Precious Metals Fund                21,713
Tax Exempt Fund                     18,818

     During the fiscal year ended June 30, 1997, the amounts collected pursuant to the Class B Retail Plan and the contingent deferred sales charge imposed on Class B shares were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $499,840; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $170,439. The total, if allocated among the Funds, based on the net assets attributable to their Class B shares at June 30, 1997, would have been as follows:


                                              Sales Material
                                                and Other
                              Compensation       Expenses        Total
                              ------------    --------------     -----
Equity Income Fund              $  4,235         $ 1,444       $  5,679
Value Fund                        42,327          14,433         56,760

Small-Cap Value Fund              18,336           6,252         24,588
Core Equity Fund                     N/A             N/A            N/A
Mid-Cap Equity Fund                  N/A             N/A            N/A
Capital Appreciation Fund          5,026           1,714          6,740
Mid-Cap Growth Fund               45,721          15,590         61,311
Micro-Cap Growth Fund                N/A             N/A            N/A
Small-Cap Growth Fund                N/A             N/A            N/A
Enhanced Equity Fund                 N/A             N/A            N/A
Emerging Markets Fund                514             175            689
International Developed Fund       1,836             626          2,462
Balanced Fund                      1,872             638          2,510
Renaissance Fund                  62,109          21,178         83,287
Growth Fund                       92,401          31,507        123,908
Target Fund                      113,822          38,812        152,634
Innovation Fund                   85,939          29,304        115,243
International Fund                14,406           4,912         19,318
Precious Metals Fund               7,073           2,412          9,485
Tax Exempt Fund                    4,225           1,441          5,666

     The Trust did not offer Class B shares in prior fiscal years. For the fiscal years ended September 30, 1996 and 1995, PAF paid the Distributor an aggregate of $1,839,931 and $87,552, respectively, pursuant to a Distribution and Servicing Plan applicable to the Class B shares of PAF (the "PAF Class B Plan"), which is similar to the Class B Plan of the Trust. Such payments were allocated among the predecessors of the following Funds (each of which was formerly a series of PAF which reorganized as a series of the Trust on January 17, 1997) as follows:


                            Year Ended            Year Ended
                          Sept. 30, 1996        Sept. 30, 1995
                          --------------        --------------

Renaissance Fund              $ 62,195              $ 2,071
Growth Fund                    211,778               12,583
Target Fund                    241,125               11,816
Opportunity Fund                   N/A                  N/A
Innovation Fund                166,747                9,364
International Fund             289,719                  555
Precious Metals Fund            14,083                  270
Tax Exempt Fund                 14,673                  745

     The remainder of the total payments made under the PAF Class B Plan for such fiscal years was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMCO Funds:
Pacific Investment Management Series, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

Payments Pursuant to Class C Plans

     For the fiscal year ended June 30, 1997, the Trust paid the Distributor an aggregate of $28,944,078 pursuant to the Class C Retail Plan. Such payments were allocated among the operational Funds as follows:

                                 Year Ended
Fund                              06/30/97
----                              --------
Equity Income Fund              $    13,919
Value Fund                          245,893
Small-Cap Value Fund                 39,558
Core Equity Fund                        N/A
Mid-Cap Equity Fund                     N/A
Capital Appreciation Fund            28,078
Mid-Cap Growth Fund                 197,365
Micro-Cap Growth Fund                   N/A
Small-Cap Growth Fund                   N/A
Enhanced Equity Fund                    N/A
Emerging Markets Fund                 5,070
International Developed Fund          4,936
Balanced Fund                         1,876
Renaissance Fund                  2,024,245
Growth Fund                      11,107,219
Target Fund                       7,238,372
Opportunity Fund                  4,950,118
Innovation Fund                   1,149,018
International Fund                1,354,452
Precious Metals Fund                255,508
Tax Exempt Fund                     328,451

     During the fiscal year ended June 30, 1997, the amounts collected pursuant to the Class C Retail Plan and the contingent deferred sales charge imposed on Class C shares were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $6,664,535; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $2,272,518. The total, if allocated among the Funds, based on the net assets attributable to their Class C shares at June 30, 1997, would have been as follows:

                                              Sales Material
                                                 and Other
                               Compensation       Expenses        Total
                               ------------       --------        -----

Equity Income Fund              $   10,972        $  3,741      $   14,713
Value Fund                         106,994          36,484         143,478
Small-Cap Value Fund                34,094          11,626          45,720
Core Equity Fund                       N/A             N/A             N/A
Mid-Cap Equity Fund                    N/A             N/A             N/A
Capital Appreciation Fund           21,817           7,439          29,256
Mid-Cap Growth Fund                 89,419          30,491         119,910
Micro-Cap Growth Fund                  N/A             N/A             N/A
Small-Cap Growth Fund                  N/A             N/A             N/A
Enhanced Equity Fund                   N/A             N/A             N/A
Emerging Markets Fund                3,057           1,043           4,100
International Developed Fund         4,160           1,419           5,579
Balanced Fund                        1,470             501           1,971
Renaissance Fund                   519,433         177,120         696,553
Growth Fund                      2,534,587         854,261       3,388,848
Target Fund                      1,618,653         551,939       2,170,592
Opportunity Fund                 1,049,063         357,717       1,406,780
Innovation Fund                    271,932          92,725         364,657
International Fund                 287,886          98,165         386,051
Precious Metals Fund                41,949          14,304          56,253
Tax Exempt Fund                     69,048          23,544          92,592

     The Trust did not offer Class C shares in prior fiscal years. For the fiscal years ended September 30, 1996 and 1995, PAF paid the Distributor an aggregate of $41,704,155 and $34,667,013, respectively, pursuant to a Distribution and Servicing Plan applicable to the Class C shares of PAF (the "PAF Class C Plan"), which is similar to the Class C Plan of the Trust. Such payments were allocated among the predecessors of the following Funds (each of which was formerly a series of PAF Fund which reorganized as a series of the Trust on January 17, 1997) as follows:

                           Year Ended          Year Ended
                         Sept. 30, 1996      Sept. 30, 1995
                         --------------      --------------

Renaissance Fund           $ 1,965,449         $ 1,694,012
Growth Fund                 13,593,775          11,397,447
Target Fund                  8,684,223           6,402,149
Opportunity Fund             7,455,633           5,976,316
Innovation Fund                899,377             229,411
International Fund           1,858,512           2,422,761
Precious Metals Fund           430,849             490,116
Tax Exempt Fund                499,738             589,843

     The remainder of the total payments made under the PAF Class C Plan for such fiscal years was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMCO Funds:
Pacific Investment Management Series, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

Distribution and Administrative Services Plans for Administrative Class Shares

     The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of each Fund. The Trust also has adopted a Distribution Plan (together with the Administrative Services Plan, the "Administrative Plans") with respect to the Administrative Class shares of each Fund except the Emerging Markets, Capital Appreciation and Mid-Cap Growth Funds, which are not subject to such Distribution Plan.

     Under the terms of the Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each applicable Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of Administrative Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares of the Funds. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

     Under the terms of the Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders. Such services may include, but are not limited to, the following: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

     The same entity may be the recipient of fees under both the Administrative Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets.

     Each Administrative Plan provides that it may not be amended to increase materially the costs which Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees ("disinterested Administrative Plan Trustees") who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

     Each Administrative Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Administrative Plan Trustees. The Administrative Class Distribution Plan further provides that it may not take effect unless approved by the vote of a majority of the outstanding voting securities of the Administrative Class.

     Each Administrative Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Administrative Plan Trustees. Each Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     Each Administrative Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more than 0.25% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan. Each Administrative Plan requires that Administrative Class shares incur no interest or carrying charges.

     Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to both Administrative Plans will qualify as "service fees" and therefore will not be limited by NASD rules.

Payments Pursuant to Administrative Distribution Plan

     For the fiscal year ended June 30, 1997, the Trust made no payments pursuant to the Administrative Distribution Plan. The Administrative Distribution Plan was not in effect in prior fiscal years.

Payments Pursuant to Administrative Services Plan

     For the fiscal year ended June 30, 1997, the Trust paid qualified service providers an aggregate of $132,422 pursuant to the Administrative Services Plan. Such payments were allocated among the operational Funds as follows:

                                           Year Ended
Fund                                        06/30/97
----                                        --------

Equity Income Fund                          $  16,938
Value Fund                                          0
Small-Cap Value Fund                           12,276
Core Equity Fund                               79,366
Mid-Cap Equity Fund                                 0
Capital Appreciation Fund                       3,297
Mid-Cap Growth Fund                             4,723
Micro-Cap Growth Fund                           1,898
Small-Cap Growth Fund                             137
Enhanced Equity Fund                                0
Emerging Markets Fund                             582
International Developed Fund                   13,205
Balanced Fund                                       0
Renaissance Fund                                    0
Growth Fund                                         0
Target Fund                                         0
Opportunity Fund                                    0
Innovation Fund                                     0
International Fund                                  0
Precious Metals Fund                                0
Tax Exempt Fund                                     0

     The Trust has been informed that all of these amounts constituted "service fees" under applicable NASD rules. The Administrative Services Plan was not in effect in prior fiscal years.

Plan for Class D Shares

     As described above under "Management of the Trust - Fund Administrator," the Funds' Administration Agreement includes a plan (the "Class D Plan") adopted in conformity with Rule 12b-1 under the 1940 Act which provides for the payment of up to .25% of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

     Specifically, the Administration Agreement provides that the Administrator shall provide in respect of Class D shares (either directly or by procuring through other entities, including various financial services firms such as broker-dealers and registered investment advisors ("Service Organizations")) some or all of the following services and facilities in connection with direct purchases by shareholders or in connection with products, programs or accounts offered by such Service Organizations ("Special Class D Services"): (i) facilities for placing orders directly for the purchase of a Fund's Class D shares and tendering a Fund's Class D shares for redemption; (ii) advertising with respect to a Fund's Class D shares; (iii) providing information about the Funds; (iv) providing facilities to answer questions from prospective investors about the Funds; (v) receiving and answering correspondence, including requests for prospectuses and statements of additional information; (vi) preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; (vii) assisting investors in applying to purchase Class D shares and selecting dividend and other account options; and (viii) shareholder services provided by a Service Organization that may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; performing similar account administrative services; providing such shareholder communications and recordkeeping services as may be required for any program for which the Service Organization is a sponsor that relies on Rule 3a-4 under the 1940 Act; and providing such other similar services as may reasonably be requested to the extent the Service Organization is permitted to do so under applicable statutes, rules, or regulations.

     The Administrator has entered into an agreement with the Distributor under which the Distributor is compensated for providing or procuring certain of the Special Class D Services at the rate of 0.25% per annum of all assets attributable to Class D shares sold through the Distributor.

     The Trust and the Administrator understand that some or all of the Special Class D Services provided pursuant to the Administration Agreement may be deemed to represent services primarily intended to result in the sale of Class D shares. The Administration Agreement includes the Class D Plan to account for this possibility. The Administration Agreement provides that any portion of the fees paid thereunder in respect of Class D shares representing reimbursement for the Administrator's and the Distributor's expenditures and internally allocated expenses in respect of Class D Services of any Fund shall not exceed the rate of 0.25% per annum of the average daily net assets of such Fund attributable to Class D shares.

     In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs which Class D shareholders may bear under the Plan without the approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees ("disinterested Class D Plan Trustees") who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding Class D shares and it shall continue in effect only so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Class D Plan Trustees.

     With respect to the Class D Plan, the Administration Agreement requires the Administrator to present reports as to out-of-pocket expenditures and internal expense allocations of the Administrator and the Distributor at least quarterly and in a manner that permits the disinterested Class D Plan Trustees to determine that portion of the Class D administrative fees paid thereunder which represents reimbursements in respect of Special Class D Services.

     Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as "service fees" and therefore will not be limited by NASD rules.

Purchases, Exchanges and Redemptions

     Purchases, exchanges and redemptions of Class A, Class B and Class C shares are discussed in the Class A, B and C Prospectus under the headings "How to Buy Shares," "Exchange Privilege," and "How to Redeem." Purchases, exchanges and redemptions of Class D shares are discussed in the Class D Prospectus under the headings "How to Buy Shares," "Exchange Privilege," and "How to Redeem." Purchases, exchanges and redemptions of Institutional Class and Administrative Class shares are discussed in the Institutional Prospectus under the headings "Purchase of Shares," "Redemption of Shares," and "Net Asset Value."

     Certain clients of the Adviser or a Portfolio Manager whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

     One or more classes of shares of the Funds may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund or class are available for offer and sale in their state of domicile or residence. Shares of a Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

     As described in the Class A, B, and C Prospectus and in the Class D Prospectus under the caption "Exchange Privilege," and in the Institutional Prospectus under the caption "Redemption of Shares," a shareholder may exchange shares of any Fund for shares of the same class of any other Fund of the Trust that is available for investment, or any series of PIMCO Funds: Pacific Investment Management Series, a mutual fund family advised by Pacific Investment Management, on the basis of their respective net asset values. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange, but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder's investment in the first Fund as described in the Class A, B and C Prospectus under "Alternative Purchase Arrangements." With respect to Class B or Class C shares, or Class A shares subject to a contingent deferred sales charge, if less than all of an investment is exchanged, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made.

     Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the New York Stock Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.

     An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter. The Trust reserves the right to modify or discontinue the exchange privilege at any time.

     The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

     The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held in the Funds' portfolios.

     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount, the minimums of which are currently set at $250 for Class A, Class B and Class C shares, $2,000 for Class D shares, and $100,000 with respect to Institutional Class and Administrative Class shares. The Prospectuses may set forth higher minimum account balances for one or more classes from time to time depending upon the Trust's current policy. An investor will be notified that the value of the account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the specified amount before the redemption is processed. The Trust's Agreement and Declaration of Trust, as amended and restated (the "Declaration of Trust"), also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees. The Funds may also charge periodic account fees for accounts that fall below minimum balances as described in the Prospectuses.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions

     Investment decisions for the Trust and for the other investment advisory clients of the Adviser and Portfolio Managers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's or the Portfolio Manager's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

     There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

     The Adviser and/or each Portfolio Manager places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, the Adviser or Portfolio Manager uses its best efforts to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser or Portfolio Manager, having in mind the Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     For the fiscal years ended June 30, 1997, June 30, 1996, and October 31, 1995 (the fiscal year ended June 30, 1996 being an eight-month period), the following amounts of brokerage commissions were paid by the Funds:

                                               Year         Period      Year
                                               Ended         Ended      Ended
Fund                                          6/30/97       6/30/96    10/31/95
----                                        -----------   ----------  ----------
Equity Income Fund                             $161,012     $221,694    $170,712
Value Fund                                      203,403       65,062      39,801
Small-Cap Value Fund                            146,551       74,170      74,739
Capital Appreciation Fund                       889,931      467,569     411,595
Mid-Cap Growth Fund                             634,436      382,764     332,045
Micro-Cap Growth Fund                           315,009      124,194     202,678
Small-Cap Growth Fund                           113,103       76,333     111,918
Enhanced Equity Fund                            196,460      114,363      47,226
Emerging Markets Fund                           591,312      622,328   1,061,823
International Developed Fund                    498,041      306,741     301,313
Balanced Fund                                   197,598       95,606      32,346
Core Equity Fund                                114,173       57,047      40,203
Mid-Cap Equity Fund                              31,940       16,961      20,084
Renaissance Fund*                               717,040         N/A          N/A
Growth Fund*                                  2,632,126         N/A          N/A
Target Fund*                                  2,584,198         N/A          N/A
Opportunity Fund*                             1,187,818         N/A          N/A
Innovation Fund*                                224,529         N/A          N/A
International Fund*                             748,412         N/A          N/A
Precious Metals Fund*                            81,251         N/A          N/A
Tax Exempt Fund*                                      0         N/A          N/A
                                            -----------  -----------  ----------

TOTAL                                       $12,268,343   $2,624,832  $2,846,483

------------------
* For the period 1/18/97 through 6/30/97.

         For the fiscal period ended January 17, 1997 and the fiscal years ended September 30, 1996 and 1995, the following amounts of brokerage commissions were paid by the predecessors of the Funds listed below (each of which was a series of PAF during such periods and reorganized as a Fund of the Trust on January 17,
1997):

                                          10/1/96       Year         Year
                                            to          Ended        Ended
Fund                                      1/17/97      9/30/96      9/30/95
----                                     ----------  -----------  -----------


Renaissance Fund                         $  363,501  $   993,617  $   605,124
Growth Fund                               1,064,573    2,985,777    3,500,524
Target Fund                               1,375,601    3,080,238    2,289,076
Opportunity Fund                            505,221    1,757,263    1,728,282
Innovation Fund                             105,556      228,473       84,173
International Fund                          393,808    1,530,476    2,727,326
Precious Metals Fund                         53,096       79,838       48,592
Tax Exempt Fund                                   0            0            0
                                         ----------  -----------  -----------

TOTAL                                    $3,861,356  $10,655,682  $10,983,097

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser and Portfolio Managers receive research services from many broker-dealers with which the Adviser and Portfolio Managers place the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser and Portfolio Managers in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The advisory fees paid by the Trust are not reduced because the Adviser and Portfolio Managers receive such services.

     In reliance on the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Adviser and Portfolio Managers may cause the Trust to pay broker-dealers which provide them with "brokerage and research services" (as defined in the 1934 Act) an amount of commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     Consistent with the Rules of the NASD and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser or Portfolio Managers may also consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

     The Adviser or a Portfolio Manager may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser or Portfolio Manager where, in the judgment of the Adviser or Portfolio Manager, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

     Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser or a Portfolio Manager may receive and retain compensation for effecting portfolio transactions for a Fund on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer, and if there is in effect a written contract between the Adviser or Portfolio Manager and the Trust expressly permitting the affiliated broker-dealer to receive and retain such compensation.

     SEC rules further require that commissions paid to such an affiliated broker-dealer, the Adviser, or Portfolio Manager by a Fund on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

Portfolio Turnover

     Except as described in the Prospectuses, the Adviser and Portfolio Managers manage the portfolios of the Funds without regard generally to restrictions on portfolio turnover, except those imposed on their ability to engage in short-term trading by provisions of the federal tax laws, see "Taxation." The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be.

     The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

                                NET ASSET VALUE

     As indicated in the Class A, B and C Prospectus under the heading "How Net Asset Value is Determined" and in the Institutional Prospectus under the heading "Net Asset Value," the Trust's net asset value per share for the purpose of pricing purchase and redemption orders is determined on each day the New York Stock Exchange is open as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the Exchange. The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     The values of portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation. Securities traded in over-the-counter markets in European and Pacific Basin countries are normally completed well before 4:00 p.m. (Eastern time). In addition, European and Pacific Basin securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which net asset value of these Funds is not calculated. The calculation of the net asset value of certain Funds that invest in foreign securities may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. If events materially affecting the values of portfolio securities occur between the time their prices are determined and 4:00 p.m. (Eastern time), these securities will be valued at fair value as determined by the Adviser or a Portfolio Manager and approved in good faith by the Board of Trustees.

                                    TAXATION

     The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in a Fund.

     Each Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test"); (b) with respect to tax years beginning on or prior to August 5, 1997, derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months, namely
(1) stocks or securities, (2) options, futures, or forward contracts (other than those on foreign currencies), and (3) foreign currencies (or options, futures, and forward contracts on foreign currencies) not directly related to the Fund's principal business of investing in stock or securities; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. In order to qualify for the special tax treatment accorded regulated investment companies, a Fund must distribute each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. Under the 30% of gross income test described above, the Fund will be restricted from selling certain assets held (or considered under Code rules to have been held) for less than three months, and in engaging in certain hedging transactions (including hedging transactions in futures and options) that in some circumstances could cause certain Fund assets to be treated as held for less than three months. By qualifying as a regulated investment company, each Fund will not be subject to federal income taxes to the extent that its net investment income, net short-term capital gains and net long-term capital gains are distributed. In addition, the Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would not constitute qualifying income for purposes of the Qualifying Income Test if such gains are not directly related to investing in securities. To date, such regulations have not been issued.

     The Tax Exempt Fund must have at least 50% of its total assets invested in Tax Exempt Bonds at the end of each calendar quarter so that dividends derived from its net interest income on Tax Exempt Bonds and so designated by the Fund will be "exempt-interest dividends," which are exempt from federal income tax when received by an investor. Certain exempt-interest dividends, as described in the Class A, B and C Prospectus, may increase alternative minimum taxable income for purposes of determining a shareholder's liability for the alternative minimum tax. In addition, exempt-interest dividends allocable to interest from certain "private activity bonds" will not be tax exempt for purposes of the regular income tax to shareholders who are "substantial users" of the facilities financed by such obligations or "related persons" of such "substantial users." The tax-exempt portion of dividends paid for a calendar year constituting "exempt-interest dividends" will be designated after the end of that year and will be based upon the ratio of net tax-exempt income to total net income earned by the Fund during the entire year. That ratio may be substantially different than the ratio of net tax-exempt income to total net income earned during a portion of the year. Thus, an investor who holds shares for only a part of the year may be allocated more or less tax-exempt interest dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while the investor was a shareholder. All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Tax Exempt Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund's total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     Shareholders of the Tax Exempt Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax exempt income (including exempt-interest dividends distributed by the Fund). The tax may be imposed on up to 50% of a recipient's benefits in cases where the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient's benefits, exceeds a base amount. In addition, up to 85% of a recipient's benefits may be subject to tax if the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient's benefits exceeds a higher base amount. Shareholders receiving social security or railroad retirement benefits should consult with their tax advisors.

     In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the shares. Since certain of the Tax Exempt Fund's expenses attributable to earning tax-exempt income do not reduce such Fund's current earnings and profits, it is possible that distributions, if any, in excess of such Fund's net tax-exempt and taxable income will be treated as taxable dividends to the extent of such Fund's remaining earnings and profits (i.e., the amount of such expenses).

     The proper tax treatment of income or loss realized by the Precious Metals Fund from the retirement or sale of a Metal-Indexed Note is unclear. The Precious Metals Fund will report such income or loss as capital or ordinary income or loss in a manner consistent with any Internal Revenue Service position on the subject following the publication of such a position. Gain or loss from the sale or exchange of preferred stock indexed to the price of a natural resource is expected to be capital gain or loss to the Precious Metals Fund.

Distributions

     As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     The tax status of each Fund and the distributions which it may make are summarized in the Class A, B and C Prospectus and in the Class D Prospectus under the captions "Distributions" and "Taxes" and in the Institutional Prospectus under the caption "Dividends, Distributions and Taxes." Except for exempt-interest dividends paid by the Tax Exempt Fund, all dividends and distributions of a Fund, whether received in shares or cash, are taxable and must be reported on each shareholder's federal income tax return. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption. A dividend or capital gains distribution received after the purchase of a Fund's shares reduces the net asset value of the shares by the amount of the dividend or distribution and will be subject to federal income taxes.

     A portion of the dividends paid by Funds that invest in stock of U.S. corporations may qualify for the deduction for dividends received by corporations (subject generally to a 46-day holding period requirement). Dividends paid by the other Funds generally are not expected to qualify for the deduction for dividends received by corporations.

     Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund's shares and are not eligible for the dividends received deduction. Under the Taxpayer Relief Act of 1997, long-term capital gains will generally be taxed at a 28% or 20% rate depending upon the holding period of the portfolio security. Any distributions that are not from a Fund's investment company taxable income or net capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

Sales of Shares

     Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Under the Taxpayer Relief Act of 1997, long-term capital gains will generally be taxed at a 28% or 20% rate depending upon the holding period of the portfolio security. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

Backup Withholding

     A Fund may be required to withhold 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

Options, Futures, Forward Contracts and Swap Agreements

     Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40") although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

     Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in "straddles" for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because there is relatively little guidance regarding the straddle rules, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Emerging Markets, Structured Emerging Markets, International Developed and Balanced Funds intend to account for such transactions in a manner they deem to be appropriate, the Internal Revenue Service might not accept such treatment.
If it did not, the status of a Fund as a regulated investment company might be affected. The Trust intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

     The 30% limit on gains from the disposition of certain options, futures, forward contracts, and swap agreements held less than three months and the qualifying income and diversification requirements applicable to a Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements. The 30% limit will apply only until the start of a Fund's first tax year beginning after August 5, 1997.

Passive Foreign Investment Companies

     Certain Funds may invest in the stock of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders.

     In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to a U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include its share of the PFIC's income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules discussed above relating to the taxation of excess distributions would not apply. In addition, another election may be available that would involve marking to market a Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

     Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

     Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser and each Portfolio Manager intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, shareholders must hold their shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the electing Fund's income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Other Taxation

     Pursuant to Treasury Department regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, are not deductible by those regulated investment companies for purposes of calculating the income of certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). The shareholder's pro rata portion of such expenses will be treated as income to the shareholder and will be deductible by the shareholder, subject to the 2% "floor" on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A regulated investment company generally will be classified as nonpublicly offered unless it either has 500 shareholders at all times during a taxable year or continuously offers shares pursuant to a public offering.

     Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations").
However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund's dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. The Trust is organized as a Massachusetts business trust. Under current law, so long as each Fund qualifies for the federal income tax treatment described above, it is believed that neither the Trust nor any Fund will be liable for any income or franchise tax imposed by Massachusetts. Shareholders, in any event, are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.


                                  OTHER INFORMATION

Capitalization

     The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust as amended and restated on January 14, 1997. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

Performance Information

     Performance information is computed separately for each class of a Fund's shares. Each Fund may from time to time include the total return of each class of its shares in advertisements or in information furnished to present or prospective shareholders. As noted below, in accordance with SEC rules and informal guidance, total return presentations for periods prior to the inception date of a particular class of a Fund are based on the historical performance of an older class of the Fund (specified below) restated to reflect the current sales charges (if any) of the newer class, but not reflecting any higher operating expenses such as distribution and servicing fees and administrative fees associated with the newer class. All other things being equal, such higher expenses would have adversely affected (i.e., reduced) total return for the newer classes (i.e., if they had been offered since the inception of the Fund) by the amount of such higher expenses compounded over the relevant periods. The Tax Exempt, Renaissance and Balanced Funds may from time to time include the yield and total return of each class of their shares in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements the total return of each class (and yield of each class in the case of the Tax Exempt and Balanced Funds) and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives. Information provided to any newspaper or similar listing of the Fund's net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their Prospectuses and Statement of Additional Information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

Calculation of Yield

     Quotations of yield for certain of the Funds will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

          YIELD = 2[( a-b + 1)/6/ -1]
                      ---
                      cd

     where  a = dividends and interest earned during the period,

            b = expenses accrued for the period (net of reimbursements),

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

            d = the maximum offering price per share on the last day of the period.

     For the one month period ended June 30, 1997, the yields of the Balanced Fund, Renaissance Fund and Tax Exempt Fund were as follows (Class D shares were not offered during the period listed):

Fund                Institutional Class   Administrative Class  Class A   Class B   Class C
----                --------------------  --------------------  --------  --------  --------
Balanced Fund                    3.23%                 N/A        2.68%     2.10%     2.09%
Renaissance Fund                   N/A                 N/A        0.78%     0.10%     0.09%
Tax Exempt Fund                    N/A                 N/A        4.31%     3.77%     3.76%

     The yield of each such Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund or its classes of shares. These factors, possible differences in the methods used in calculating yield (and the tax exempt status of distributions for the Tax-Exempt Fund) should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's various classes of shares. These yields do not take into account any applicable contingent deferred sales charges.

     The Tax Exempt Fund may advertise a tax equivalent yield of each class of its shares, calculated as described above except that, for any given tax bracket, net investment income of each class will be calculated using as gross investment income an amount equal to the sum of (i) any taxable income of each class of the Fund plus (ii) the tax exempt income of each class of the Fund divided by the difference between 1 and the effective federal income tax rates for taxpayers in that tax bracket. For example, taxpayers with the marginal federal income tax rates indicated in the following table would have to earn the tax equivalent yields shown in order to realize an after-tax return equal to the corresponding tax-exempt yield shown.


Filing Status                     Marginal tax rate*                  A tax-exempt yield of
                                                               is equivalent to a taxable yield of
           Taxable income
Single              (Married filing jointly)                   3%       4%       5%      6%      7%
$23,350 or less         $39,000 or less              15%     3.53%    4.71%    5.88%   7.06%   8.24%
Over $23,350 but        Over $39,000 but             28%     4.17%    5.56%    6.94%   8.33%   9.72%
  not over $56,550        not over $94,250
Over $56,550 but        Over $94,250 but             31%     4.35%    5.80%    7.25%   8.70%  10.14%
  not over $117,950       not over $143,600
Over $117,950 but       Over $143,600 but            36%     4.69%    6.25%    7.81%   9.38%  10.94%
  not over $256,500       not over $256,500
Over $256,500           Over $256,500              39.6%     4.97%    6.62%    8.28%   9.93%  11.59%

-------------------
* These marginal tax rates do not take into account the effect of the phaseout of itemized deductions and personal exemptions.

     As is shown in the above table, the advantage of tax-exempt investing becomes more advantageous to an investor as his or her marginal tax rate increases.

     The Trust, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Calculation of Total Return

     Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five, and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)/n/ = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportional share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. The Funds may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

     The table below sets forth the average annual total return of certain classes of shares of the following Funds for the periods ended December 31, 1997. As noted below, consistent with SEC rules and informal guidance, total return presentations for periods prior to the inception date of a particular class are based on the historical performance of Institutional Class shares restated to reflect the current sales charges (if any) of the newer class, but not reflecting any higher operating expenses such as 12b-1 distribution and servicing fees, which may be paid by all classes except the Institutional Class (at a maximum rate of 1.00% per annum), and the higher administrative fee charges associated with Class A, Class B and Class C shares (a maximum differential of .15% per annum). All other things being equal, such higher expenses would have adversely affected (i.e., reduced) total return for the newer classes (i.e., if they had been offered since the inception of the Fund) by the amount of such higher expenses, compounded over the relevant period.

               Total Return for Periods Ended December 31, 1997*

                                                       Since
                                                     Inception    Inception  Inception
     Fund           Class**      1 Year   5 Years     of Fund      Date of    Date of
                                                    (Annualized)    Fund       Class
--------------------------------------------------------------------------------------
Equity Income     Institutional   31.38%    17.85%        17.73%   03/08/91   03/08/91
                 Administrative   31.03%    17.67%        17.60%              11/30/94
                        Class A   23.71%    16.44%        16.72%               1/17/97
                        Class B   24.99%    17.39%        17.57%               1/17/97
                        Class C   28.97%    17.60%        17.57%               1/17/97
--------------------------------------------------------------------------------------
Value             Institutional   26.21%    18.69%        17.86%   12/30/91   12/30/91
                 Administrative   26.20%    18.69%        17.86%               1/17/97
                        Class A   18.80%    17.27%        16.70%               1/17/97
                        Class B   19.85%    18.23%        17.67%               1/17/97
                        Class C   23.78%    27.77%        17.66%               1/17/97
--------------------------------------------------------------------------------------
Small-Cap         Institutional   35.02%    18.86%        19.14%    10/1/91    10/1/91
Value            Administrative   34.70%    18.73%        19.03%               11/1/95
                        Class A   27.09%    17.43%        18.01%               1/17/97
                        Class B   28.55%    18.40%        18.95%               1/17/97
                        Class C   32.57%    18.60%        18.95%               1/17/97
--------------------------------------------------------------------------------------
Capital           Institutional   34.23%    21.34%        20.04%     3/8/91     3/8/91
Appreciation     Administrative   34.01%    21.27%        19.99%               1/17/97
                        Class A   26.37%    19.88%        19.01%               1/17/97
                        Class B   27.84%    20.90%        19.88%               1/17/97
                        Class C   31.82%    21.08%        19.88%               1/17/97
--------------------------------------------------------------------------------------
Mid-Cap           Institutional   34.17%    20.76%        19.92%    8/26/91    8/26/91
Growth           Administrative   33.86%    20.57%        19.77%              11/30/94
                        Class A   26.29%    19.31%        18.80%               1/17/97
                        Class B   27.73%    20.31%        19.74%               1/17/97
                        Class C   31.73%    20.50%        19.74%               1/17/97
--------------------------------------------------------------------------------------
Micro-Cap         Institutional   36.69%     N/A          25.01%    6/25/93    6/25/93
Growth           Administrative   36.37%     N/A          24.89%                4/1/96
--------------------------------------------------------------------------------------
Small-Cap         Institutional   26.72%    17.68%        22.89%     1/7/91     1/7/91
Growth           Administrative   27.05%    18.04%        22.89%               9/27/95
--------------------------------------------------------------------------------------
Enhanced          Institutional   30.85%    17.07%        16.11%    2/11/91    2/11/91
Equity           Administrative   30.69%    17.04%        16.09%               1/17/97
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Emerging          Institutional   -2.01%     N/A           5.82%     6/1/93     6/1/93
Markets          Administrative   -2.26%     N/A           5.60%               11/1/94
                        Class A   -7.71%     N/A           4.45%               1/17/97
                        Class B   -7.86%     N/A           5.23%               1/17/97
                        Class C   -3.98%     N/A           5.59%               1/17/97
--------------------------------------------------------------------------------------
International     Institutional    1.92%     N/A           8.20%     6/8/93     6/8/93
Developed        Administrative    1.63%     N/A           8.02%              11/30/94
                        Class A   -4.08%     N/A           6.78%               1/17/97
                        Class B   -4.09%     N/A           7.63%               1/17/97
                        Class C   -0.11%     N/A           7.97%               1/17/97
--------------------------------------------------------------------------------------
Balanced          Institutional   21.93%    13.03%        13.64%    6/25/92    6/25/92
                 Administrative   21.93%    13.03%        13.64%               6/25/92
                        Class A   14.67%    11.65%        12.39%               1/17/97
                        Class B   15.59%    19.39%        13.32%               1/17/97
                        Class C   19.68%    12.80%        13.44%               1/17/97
--------------------------------------------------------------------------------------
Core Equity       Institutional   25.32%     N/A          23.61%   12/28/94   12/28/94
                 Administrative   24.93%     N/A          23.36%               5/31/95
--------------------------------------------------------------------------------------
Mid-Cap           Institutional   16.22%     N/A          21.46%   12/28/94   12/28/94
Equity           Administrative   16.14%     N/A          21.43%               1/17/97
--------------------------------------------------------------------------------------

   * Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

  ** For all Funds, consistent with SEC rules and informal guidance, Class A, Class B, Class C and Administrative Class total return presentations for periods prior to the Inception Date of a particular class reflect the prior performance of Institutional Class shares of the Fund adjusted to reflect the actual sales charges (none in the case of the Administrative Class) of the newer class. The adjusted Institutional Class performance does not, however, reflect the higher Fund operating expenses applicable to Class A, Class B, Class C, and Administrative Class shares, such as 12b-1 distribution and servicing fees, which may be paid by all classes except the Institutional Class (at a maximum rate of 1.00% per annum), and the higher administrative fee charges associated with Class A, Class B and Class C shares (a maximum differential of .15% per annum). All other things being equal, such higher expenses would have adversely affected (i.e., reduced) total return for the newer classes by the amount of such higher expenses, compounded over the relevant period.

     The table below sets forth the average annual total return of certain classes of shares of the following Funds (each of which was a series of PAF prior to its reorganization as a Fund of the Trust on January 17, 1997) for the periods ended December 31, 1997. The table presents total return information from the inception of the PAF predecessor series through December 31, 1997. Consistent with SEC rules and informal guidance, total return presentations for periods prior to the inception date of a particular class are based on the historical performance of Class A or Class C shares (the particular class used in each case is noted below) restated to reflect the current sales charges (if any) of the newer class, but not reflecting possibly lower operating expenses such as 12b-1 distribution and servicing fees or lower administrative fee charges associated with the newer class.

               Total Return for Periods Ended December 31, 1997*


-------------------------------------------------------------------------------------------------------
                                                                    Since
                                                                  Inception    Inception   Inception
                                                                   of Fund      Date of     Date of
    Fund               Class***     1 Year   5 Years   10 Years  (Annualized)    Fund        Class
-------------------------------------------------------------------------------------------------------
Renaissance**             Class A   28.44%    19.31%     N/A        13.81%      4/18/88     2/1/91
                          Class B   29.85%    19.32%     N/A        13.88%                  5/22/95
                          Class C   33.90%    19.77%     N/A        13.84%                  4/18/88
                    Institutional   35.92%    20.67%     N/A        20.40%                  1/17/97
                   Administrative   35.92%    20.67%     N/A        20.40%                  1/17/97
-------------------------------------------------------------------------------------------------------
   Growth                 Class A   16.01%    14.20%    15.71%      16.59%      2/24/84    10/26/90
                          Class B   16.88%    14.19%    15.78%      16.63%                  5/23/95
                          Class C   20.84%    14.64%    15.77%      16.59%                  2/24/84
-------------------------------------------------------------------------------------------------------
   Target                 Class A    9.97%    17.02      N/A        17.13%     12/17/92    12/17/92
                          Class B   10.44%    17.40      N/A        17.56%                  5/22/95
                          Class C   14.44%    17.44      N/A        17.55%                 12/17/92
-------------------------------------------------------------------------------------------------------
Opportunity               Class A   -9.32%    13.85%    19.17%      17.51%      2/24/84    12/17/90
                          Class C   -5.71%    14.56%    19.25%      17.56%                  2/24/84
-------------------------------------------------------------------------------------------------------
Innovation                Class A    3.03%      N/A       N/A       22.49%     12/22/94    12/22/94
                          Class B    3.17%      N/A       N/A       23.64%                  5/22/95
                          Class C    7.10%      N/A       N/A       23.84%                 12/22/94
                    Institutional    9.03%      N/A       N/A       24.80%                  1/17/97
                   Administrative    9.03%      N/A       N/A       24.80%                  1/17/97
-------------------------------------------------------------------------------------------------------
International**           Class A   -3.01%     6.49%     6.54%       6.19%      8/25/86      2/1/91
                          Class B   -3.15%     6.48%     6.59%       6.23%                  5/22/95
                          Class C    0.85%     6.91%     6.59%       6.25%                  8/25/86
-------------------------------------------------------------------------------------------------------
   Precious               Class A  -50.47%    -4.01%      N/A       -5.80%     10/10/88      2/1/91
   Metals**               Class B  -50.64%    -4.40%      N/A       -5.74%                  6/15/95
                          Class C  -48.56%    -3.73%      N/A       -5.99%                 10/10/88
-------------------------------------------------------------------------------------------------------

     * Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

     ** The investment objective and policies of the Renaissance Fund and International Fund were changed effective February 1, 1992 and September 1, 1992, respectively. The investment objective and policies of the Precious Metals Fund were changed effective November 15, 1994. Performance information for prior periods does not necessarily represent results that would have been obtained had the current investment objective and policies then been in effect.

     *** With the exception of the Target Fund and Innovation Fund, Class A, Class B, Class C, Institutional Class and Administrative Class total return presentations for the Funds listed for periods prior to the Inception Date of the particular class reflect the prior performance of Class C shares of the former relevant PAF Fund adjusted to reflect the actual sales charges (or no sales charges in the case of Administrative Class and

     Institutional Class shares) of the newer class. Consistent with SEC rules and informal guidance, the adjusted performance does not, however, reflect possibly different operating expenses, such as lower 12b-1 distribution and servicing fees or lower administrative fee charges associated with the newer class. For the Target (for Class B only) and Innovation Funds, (i) Institutional Class and Administrative Class total return presentations for periods prior to the Inception Date of a particular class reflect the prior performance of Class A shares of the former PAF Fund adjusted in the manner described above and (ii) Class B total return presentations for periods prior to the Inception Date of that class reflect the prior performance of Class C shares of the former PAF Fund adjusted in the manner described above. Note also that, prior to January 17, 1997, Class A, Class B and Class C shares of the former PAF Funds were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. As described in the Class A, B and C Prospectus, for periods subsequent to January 17, 1997, Class A, Class B and Class C shares of the Trust are subject to a fee structure which essentially fixes these expenses (along with other administrative expenses) under a single administrative fee based on the average daily net assets of a Fund attributable to Class A, Class B and Class C shares. Under the current fee structure, the Growth Fund, Target Fund, Opportunity Fund and International Fund are expected to have higher total Fund operating expenses than their predecessors had under the fee structure for PAF (prior to January 17, 1997). All other things being equal, such higher expenses should adversely affect future total return performance for these Funds compared to historical periods.


         Performance information for a Fund may also be compared to: (i) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International EAFE (Europe, Australasia, Far
East) Index, the Morgan Stanley Capital International Emerging Markets Free Index, the International Finance Corporation Emerging Markets Index, the Baring Emerging Markets Index, or other unmanaged indexes that measure performance of a pertinent group of securities; (ii) other groups of mutual funds tracked by Lipper Analytical Services ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Funds. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs or expenses. The Adviser and any of the Portfolio Managers may also report to shareholders or to the public in advertisements concerning the performance of the Adviser and/or the Portfolio Managers as advisers to clients other than the Trust, and on the comparative performance or standing of the Adviser and/or the Portfolio Managers in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds, the Adviser or the Portfolio Managers, should be considered in light of the Funds' investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

         The total return of each class (and yield of each class in the case of the Tax Exempt, Renaissance and Balanced Funds) may be used to compare the performance of each class of a Fund's shares against certain widely acknowledged standards or indexes for stock and bond market performance, against interest rates on certificates of deposit and bank accounts, against the yield on money market funds, against the cost of living (inflation) index, and against hypothetical results based on a fixed rate of return.

         The S&P's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 385 industrial, 15 transportation, 45 utilities and 55 financial services concerns. The S&P 500 represents about 77% of the market value of all issues traded on the New York Stock Exchange.

         The S&P's 400 Mid-Cap Index (the "S&P 400 Mid-Cap Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 400 stocks of companies whose capitalization range from $100 million to over $5 billion and which represent a wide range of industries. As of

September 30, 1997, approximately 22% of the 400 stocks were stocks listed on the National Association of Securities Dealers Automated Quotations ("NASDAQ") system, 76% were stocks listed on the New York Stock Exchange and 7% were stocks listed on the American Stock Exchange. The Standard & Poor's Midcap 400 Index P/TR consists of 400 domestic stocks chosen for market size (median market capitalization of $1.52 billion), liquidity and industry group representation. It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. The index is comprised of industrials, utilities, financials and transportation, in size order.

     The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the NASDAQ system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

     The Russell 2000 Small Stock Index is an unmanaged index of the 2000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the U.S. equity market by capitalization. The Russell 1000 Index is composed of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000 Index represents the universe of stocks from which most active money managers typically select. This large cap index is highly correlated with the S&P 500. The Russell 1000 Value Index contains stocks from the Russell 1000 Index with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select.

     The Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly-issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

     The Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,000 bonds. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher by an NRSRO.

     BanXquote Money Market, a service of Masterfund Inc., provides the average rate of return paid on 3-month certificates of deposit offered by major banks and the average rate paid by major banks on bank money market funds. The Donoghue Organization, Inc., a subsidiary of IBC USA Inc., publishes the Money Fund Report which lists the 7-day average yield paid on money market funds.

     From time to time, the Trust may use, in its advertisements or information furnished to present or prospective shareholders, data concerning the performance and ranking of certain countries' stock markets, including performance and ranking data based on annualized returns over one-, three-, five- and ten-year periods. The Trust may also use data about the portion of world equity capitalization represented by U.S. securities. As of December 31, 1996, the U.S. equity market capitalization represented approximately 35% of the equity market capitalization of all the world's markets. This compares with 52% in 1980 and 70% in 1972.

     From time to time, the Trust may use, in its advertisements and other information relating to certain of the Funds, data concerning the performance of stocks relative to that of fixed income investments and relative to the cost of living over various periods of time. The table below sets forth the annual returns for each calendar year from 1972 through 1996 (as well as a cumulative return and average annual return for that 25 year period) for the S&P 500 and Treasury bills (using the formula set forth after the table) as well as the rates of inflation (based on the Consumer Price Index) during such periods.


                                                            Consumer Price
Period               S&P 500          Treasury Bills             Index
------               -------          --------------        --------------
1972                   18.9                 3.8                   3.4
1973                  -14.7                 6.9                   8.8

1974                  -26.5                 8.0                  12.2
1975                   37.2                 5.8                   7.0
1976                   23.8                 5.0                   4.8
1977                   -7.2                 5.1                   6.8
1978                    6.5                 7.2                   9.0
1979                   18.4                10.4                  13.3
1980                   32.4                11.2                  12.4
1981                   -4.9                14.7                   8.9
1982                   21.4                10.5                   3.8
1983                   22.5                 8.8                   3.8
1984                    6.3                 9.9                   3.9
1985                   32.2                 7.7                   3.8
1986                   18.5                 6.1                   1.1
1987                    5.2                 5.5                   4.4
1988                   16.8                 6.3                   4.4
1989                   31.5                 8.4                   4.6
1990                   -3.2                 7.8                   6.1
1991                   30.5                 5.6                   3.1
1992                    7.7                 3.5                   2.9
1993                   10.1                 2.9                   2.7
1994                    1.3                 3.9                   2.7
1995                   37.4                 5.6                   2.7
1996                   23.1                 5.2                   3.3
-------------------------------------------------------------------------------
Cumulative Return
1972-1996           1,826.8%              458.5%                285.9%
-------------------------------------------------------------------------------
Average Annual Return
1972-1996              12.6%                7.1%                  5.6%
-------------------------------------------------------------------------------

     The average returns for Treasury bills were computed using the following method. For each month during a period, the Treasury bill having the shortest remaining maturity (but not less than one month) was selected. (Only the remaining maturity was considered; the bill's original maturity was not considered). The return for the selected Treasury bill was computed based on the price of the bill as of the last trading day of the previous month and the price on the last trading day of the current month. The price of the bill (P) at each time (t) is given by:

          P\t\ =  [ 1- rd ]
                       --
                      360
                 where,
                       r = decimal yield on the bill at time t (the average of bid and ask quotes); and
                       d =  the number of days to maturity as of time t.

     Advertisements and information relating to the Target Fund may use data comparing the performance of stocks of medium-sized companies to that of other companies. The following table sets forth the annual returns for each year from March 1981 (inception of Mid-Cap Index) through December 31, 1996 (as well as a cumulative return and average annual return for this period) for stocks of medium-sized companies (based on the Standard & Poor's Mid-Cap Index), stocks of small companies (based on the Russell 2000 Index) and stocks of larger companies (based on the S&P 500).

                          Small           Mid-Sized          Large
Period                  Companies         Companies        Companies
------                  ---------         ---------        ---------

1981 (2/28 -12/31)          1.8              10.6             -2.5
1982                       25.0              22.7             21.4
1983                       29.1              26.1             22.5
1984                       -7.3               1.2              6.3
1985                       31.1              36.0             32.2
1986                        5.7              16.2             18.5
1987                       -8.8              -2.0              5.2
1988                       24.9              20.9             16.8
1989                       16.2              35.6             31.5
1990                      -19.5              -5.1             -3.2
1991                       46.1              50.1             30.5
1992                       18.4              11.9              7.7
1993                       18.9              14.0             10.1
1994                       -1.8              -3.6              1.3
1995                       28.4              30.9             37.6
1996                       16.5              19.2             22.9
--------------------------------------------------------------------------------
Cumulative Return
2/28/81-12/31/96          579.7%           1096.3%           901.3%
--------------------------------------------------------------------------------
Average Annual Return
2/28/81-12/31/96           12.9%             17.0%            15.7%
--------------------------------------------------------------------------------

     From time to time, the Trust may use, in its advertisements and other information relating to the Precious Metals Fund, data concerning the relevant performance and volatility of portfolios consisting of all stocks, portfolios consisting of all bonds and portfolios consisting of stocks and bonds blended with stocks of companies engaged in the extraction, processing, distribution or marketing of gold and other precious metals. The following table shows the annual returns for each calendar year from 1972 through 1996 (as well as cumulative return and average annual return for that 25 year period) for an all-stock portfolio (using the S&P 500), an all-bond portfolio (using the Salomon Brothers Long Term Corporate Bond Index), and for a hypothetical portfolio with 45% of its assets in stocks comprising the S&P 500, 45% in bonds comprising the Salomon Brothers Long Term Corporate Bond Index and 10% in stocks comprising the Morgan Stanley Capital International Gold Mining Index.

                                                             Stocks 45%
                        All                   All             Bonds 45%
Period                 Stocks                Bonds         Gold Stocks 10%
------                 ------                -----         ---------------

1972                    19.0                  7.3                 15.5
1973                   -14.7                  1.1                  4.2
1974                   -26.5                 -3.1                -10.9
1975                    37.5                 14.6                 20.4
1976                    23.8                 18.6                 15.0
1977                    -7.2                  1.7                   .5
1978                     6.5                 0.00                  3.4
1979                    18.4                 -4.2                 21.3
1980                    32.4                 -2.6                 19.3
1981                    -4.9                 -0.1                 -6.0
1982                    21.4                 43.8                 33.9
1983                    22.5                  4.7                 12.0
1984                     6.3                 16.4                  7.2

1985                    32.2                 30.9                 26.2
1986                    18.5                 19.8                 18.5
1987                     5.2                -0.02                  6.6
1988                    16.8                 10.7                  9.1
1989                    31.5                 16.2                 26.4
1990                    -3.2                  6.8                 -1.0
1991                    30.5                 19.9                 21.8
1992                     7.7                  9.4                  4.9
1993                    10.1                 13.2                 23.5
1994                     1.3                 -5.8                 -3.1
1995                    37.4                 27.2                 29.0
1996                    23.1                  1.4                 10.5
--------------------------------------------------------------------------------
Cumulative Return
1972-1996             1819.9%               813.1%              1497.7%
--------------------------------------------------------------------------------
Average Annual Return
1972-1996               12.6%                 9.3%                11.7%
--------------------------------------------------------------------------------

     The Trust may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on 1996/1997 costs of college (using tuition and fees only) and an assumed rate of increase for such costs. For example, the table below sets forth the projected cost of four years of college at a public college and a private college assuming a steady increase in both cases of 3% per year. In presenting this information, the Trust is making no prediction regarding what will be the actual growth rate in the cost of a college education, which may be greater or less than 3% per year and may vary significantly from year to year. The Trust makes no representation that an investment in any of the Funds will grow at or above the rate of growth of the cost of a college education.

Potential College Cost Table

Start            Public        Private      Start      Public       Private
Year             College       College      Year       College      College
-----            -------       -------      -----      -------      -------

1997             $13,015       $57,165      2005       $16,487      $72,415
1998             $13,406       $58,880      2006       $16,982      $74,587
1999             $13,808       $60,646      2007       $17,491      $76,825
2000             $14,222       $62,466      2008       $18,016      $79,130
2001             $14,649       $64,340      2009       $18,557      $81,504
2002             $15,088       $66,270      2010       $19,113      $83,949
2003             $15,541       $68,258      2011       $19,687      $86,467
2004             $16,007       $70,306

Costs assume a steady increase in the annual cost of college of 7% per year from a 1993-94 base year amount. Actual rates of increase may be more or less than 7% and may vary.

     In its advertisements and other materials, the Trust may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation. For example, the average annual return of each during the 25 years from 1972 through 1996 was:

               *Stocks:     12.5%
                Bonds:       9.2%

                T-Bills:     7.0%
                Inflation:   5.6%

          *Returns of unmanaged indexes do not reflect past or future performance of any of the Funds of PIMCO Funds: Multi-Manager Series. Stocks is represented by Ibbotson's Common Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. Treasury bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indexes, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions.
     Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1996 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

     The Trust may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a portfolio that blends all three investments. For example, over the 25 years from 1972 through 1996, the average annual return of stocks comprising the Ibbotson's Common Stock Total Return Index ranged from -26.5% to 37.4% while the annual return of a hypothetical portfolio comprised 40% of such common stocks, 40% of bonds comprising the Ibbotson's Long-term Corporate bond Index and 20% of Treasury bills comprising the Ibbottson's Treasury Bill Index (a "mixed portfolio") would have ranged from -10.2% to 28.1% over the same period. The average annual returns of each investment for each of the years from 1972 through 1996 is set forth in the following table.

                                                                        MIXED
YEAR           STOCKS        BONDS        T-BILLS      INFLATION      PORTFOLIO
----           ------        -----        -------      ---------      ---------
1972           18.98%        7.26%         3.84%         3.41%         11.26%
1973          -14.66%        1.14%         6.93%         8.80%         -4.02%
1974          -26.47%       -3.06%         8.00%        12.26%        -10.21%
1975           37.20%       14.64%         5.80%         7.01%         21.90%
1976           23.84%       18.65%         5.08%         4.81%         18.01%
1977           -7.18%        1.71%         5.12%         6.77%         -1.17%
1978            6.56%       -0.07%         7.18%         9.03%          4.03%
1979           18.44%       -4.18%        10.38%        13.31%          7.78%
1980           32.42%        2.61%        11.24%        12.40%         14.17%
1981           -4.91%       -0.96%        14.71%         8.94%          0.59%
1982           21.41%       43.79%        10.54%         3.87%         28.19%
1983           22.51%        4.70%         8.80%         3.80%         12.64%
1984            6.27%       16.39%         9.85%         3.95%         11.03%
1985           32.16%       30.90%         7.72%         3.77%         26.77%
1986           18.47%       19.85%         6.16%         1.13%         16.56%
1987            5.23%       -0.27%         5.46%         4.41%          3.08%
1988           16.81%       10.70%         6.35%         4.42%         12.28%
1989           31.49%       16.23%         8.37%         4.65%         20.76%
1990           -3.17%        6.87%         7.52%         6.11%          2.98%
1991           30.55%       19.79%         5.88%         3.06%         21.31%
1992            7.67%        9.39%         3.51%         2.90%          7.53%
1993           10.06%       13.17%         2.89%         2.75%          9.84%
1994            1.31%       -5.76%         3.90%         2.67%         -1.00%
1995           37.40%       27.20%         5.60%         2.70%         26.90%
1996           23.10%        1.40%         5.20%         3.30%         10.84%

   Returns of unmanaged indexes do not reflect past or future performance of any of the Funds of PIMCO Funds: Multi-Manager Series. Stocks are represented by Ibbotson's Common Stock Total Return

     Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. Treasury bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. Treasury bills are all unmanaged indexes, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1996 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

          The Trust may use in its advertisements and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years. For example, the following table shows the annual and total contributions necessary to accumulate $200,000 of savings (assuming a fixed rate of return) over various periods of time:

     Investment          Annual               Total                Total
     Period              Contribution         Contribution         Saved
     ------              ------------         ------------         -----

     30 Years            $ 1,979              $ 59,370             $200,000
     25 Years            $ 2,955              $ 73,875             $200,000
     20 Years            $ 4,559              $ 91,180             $200,000
     15 Years            $ 7,438              $111,570             $200,000
     10 Years            $13,529              $135,290             $200,000

     This hypothetical example assumes a fixed 7% return compounded annually and a guaranteed return of principal. The example is intended to show the benefits of a long-term, regular investment program, and is in no way representative of any past or future performance of a Fund of PIMCO Funds:
     Multi-Manager Series. There can be no guarantee that you will be able to find an investment that would provide such a return at the times you invest and an investor in any of the Funds of PIMCO Funds: Multi-Manager Series should be aware that certain of the Funds of PIMCO Funds: Multi-Manager Series have experienced periods of negative growth in the past and may again in the future.

     The Trust may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans. For example, the following table offers such information for 1996:

                                  % of Income for Individuals
                                Aged 65 Years and Older in 1996*
                                -------------------------------

                                    Social Security
                Year                and Pension Plans                 Other
                ----                -----------------                 -----

                1996                      43%                          57%

     * For individuals with an annual income of at least $51,000. Other includes personal savings, earnings and other undisclosed sources of income. Source:
     Social Security Administration.

     Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron's, Pensions and Investments, Forbes, Smart Money, Mutual Fund Magazine, The New York Times, Kiplinger's Personal Finance, Fortune, Money Magazine, Morningstar's Mutual Fund Values, CDA Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including the Funds, and may provide information relating to the Adviser and the Portfolio Managers, including descriptions of assets under management and client base, and opinions of the author(s) regarding the skills of personnel and employees of the Adviser or the

Portfolio Managers who have portfolio management responsibility. From time to time, the Trust may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.

     From time to time, the Trust may set forth in its advertisements and other materials information about the growth of a certain dollar-amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.

     Ibbotson Associates ("Ibbotson") has analyzed the risk and returns of the Funds and relevant benchmark market indexes in a variety of market conditions. Based on its independent research and analysis, Ibbotson may develop, from time to time, model portfolios of the Funds and series of PIMCO Funds: Pacific Investment Management Series ("PIMS") which indicate how, in Ibbotson's opinion, a hypothetical investor with a 5+ year investment horizon might allocate his or her assets among the Funds and series of PIMS. Ibbotson bases its model portfolios on five levels of investor risk tolerance which it developed and defines as ranging from "Very Conservative" (low volatility; emphasis on capital preservation, with some growth potential) to "Very Aggressive" (high volatility; emphasis on long-term growth potential). However, neither Ibbotson nor the Trust offers Ibbotson's model portfolios as investments. Moreover, neither the Trust, the Adviser, the Portfolio Managers nor Ibbotson represent or guarantee that investors who allocate their assets according to Ibbotson's models will achieve their desired investment results.

Voting Rights

     Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

     All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all Funds, then only shareholders of the Fund or Funds affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote together, except with respect to the Distribution and Servicing Plan applicable to Class A, Class B or Class C shares, to the Distribution or Administrative Services Plans applicable to Administrative Class shares, to the Administration Agreement as applicable to a particular class or classes, or when a class vote is required as specified above or otherwise by the 1940 Act.

     The Trust's shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

Certain Ownership of Trust Shares

         As of February 28, 1998, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of each Fund and of the Trust as a whole. As of February 28, 1998, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds:

                                                                 Shares                      Percentage of
                                                           Beneficially                        Outstanding
                                                                  Owned                       Shares Owned
                                                                  -----                       ------------
PIMCO Equity Income Fund

Institutional
-------------
Bank of New York Western Trust Co.                        1,802,276.253                             20.69%
as Trustee for
Pacific Life Insurance Company R.I.S.P.
700 S. Flower Street, 2nd Floor
Los Angeles, California  90017

AM Castle & Company Employee Equity Seg **                  965,105.843                             11.08%
A/C #22-39912
P.O. Box 92956
Chicago, Illinois  60675-2956

Santa Barbara Foundation                                    733,897.570                              8.43%
15 East Carrillo Street
Santa Barbara, California 93101-2780

AM Castle & Company Employee P/S/P Equity Fund **           720,865.381                              8.28%
A/C #22-39919
P.O. Box 92956
Chicago, Illinois  60675-2956

Northern Trust Company as Trustee for                       647,650.161                              7.44%
Brush Wellman Inc.
P.O. Box 92956
Chicago, Illinois  60675-0001

Bank of America NT&SA as Trustee for                        539,650.434                              6.20%
Mazda Motor of America
P.O. Box 3577, Terminal Annex
Los Angeles, California  90051-1577

Administrative
--------------
First Union National Bank  **                               686,950.909                            96.58%*
401 S. Tyon Street, FRB-3
CMG Fiduciary Operations Funds Group
Mail Code CMG-2-1151
Charlotte, North Carolina  28288-1151

Class A
-------
Carn & Co. **                                               254,785.089                            37.41%*
USI Insurance Services Corporation
401(k) Plan
P.O. Box 96211
Washington, D.C.  20090-6211

                                                                 Shares                      Percentage of
                                                           Beneficially                        Outstanding
                                                                  Owned                       Shares Owned
                                                                  -----                       ------------
PIMCO Equity Income Fund

Class A
-------
Khosrow B. Semnani                                           69,961.411                             10.27%
P.O. Box 3508
Salt Lake City, Utah  84110-3508

Merrill Lynch Pierce Fenner & Smith Inc. **                  34,591.275                              5.08%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Class B
-------
Merrill Lynch Pierce Fenner & Smith Inc. **                  64,001.993                              9.92%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Class C
-------
Merrill Lynch Pierce Fenner & Smith Inc. **                  82,458.004                              7.73%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PIMCO Value Fund

Institutional
-------------
Pacific Life Insurance Company                            1,944,112.986                            39.68%*
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California 92660

The Northern Trust Company as Trustee for                   895,215.208                             18.27%
Great Lakes Chemical Corporation
P.O. Box 92956
Chicago, Illinois  00006-0690

CMTA-GMPP & Allied Workers Pension Trust                    582,712.709                             11.89%
c/o Associated Third Party Administrator
1640 South Loop Road
Alameda, California  94502

BAC Local 19 Pension Trust                                  354,552.947                              7.24%
777 Davis Street
San Francisco, California  94126-2500

Pacific Life Foundation                                     276,282.067                              5.64%
700 Newport Center Drive
Newport Beach, California 92660

                                                                 Shares                      Percentage of
                                                           Beneficially                        Outstanding
                                                                  Owned                       Shares Owned
                                                                  -----                       ------------
PIMCO Value Fund

Institutional
-------------
California Race Track Association                           250,325.772                              5.11%
P.O. Box 60014
Arcadia, California  91006-6014

Class A
-------
Merrill Lynch Pierce Fenner & Smith Inc. **                 159,968.115                             12.45%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Class B
-------
Merrill Lynch Pierce Fenner & Smith Inc. **                 443,144.113                             20.54%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Class C
-------
Merrill Lynch Pierce Fenner & Smith Inc. **                 583,976.070                             10.56%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PIMCO Small Cap Value Fund

Institutional
-------------
Pacific Life Insurance Company                              287,314.628                             11.47%
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California 92660

FTC & Co. Datalynx House Account **                         275,412.871                             10.99%
P.O. Box 173736
Denver, Colorado  80217-3736

Trust Company of America **                                 251,472.850                             10.04%
P.O. Box 6503
Englewood, Colorado  80155

Lucile Packard Foundation for Children                      220,202.390                              8.79%
725 Welch Road
Palo Alto, California  94304

Pickles Investors, LLC                                      194,660,734                              7.77%
4201 North 24th Street, Suite 120
Phoenix, AZ  85016

Donaldson Lufkin & Jenrette **                              136,046.330                              5.43%
Pershing Division
P.O. Box 2052
Jersey City, New Jersey 07303-2052

                                                                 Shares                      Percentage of
                                                           Beneficially                        Outstanding
                                                                  Owned                       Shares Owned
                                                                  -----                       ------------
PIMCO Small Cap Value Fund

Administrative
--------------
First Union National Bank **                                484,826.039                            81.83%*
1525 West WT Harris Boulevard NC 1151
Charlotte, North Carolina 28288-1151

Class A
-------
Merrill Lynch Pierce Fenner & Smith Inc. **                 304,493.408                             11.34%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Class B
-------
Merrill Lynch Pierce Fenner & Smith Inc. **               1,346,101.877                            30.81%*
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Class C
-------
Merrill Lynch Pierce Fenner & Smith Inc. **               1,540,712.153                            26.46%*
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

FTC & Co.**                                                 350,207.581                              6.01%
Datalynx House Acct
P.O. Box 1731736
Denver, Colorado  80217-3736

PIMCO Capital Appreciation Fund

Institutional
-------------
Donaldson Lufkin & Jenrette**                             6,219,479.198                             21.97%
Pershing Division
P.O. Box 2052
Jersey City, New Jersey 07303-2052

Wendel & Co. A/C No. 571246                               3,513,743.489                             12.41%
c/o The Bank of New York
Coopers & Lybrand Retirement Trust
Mutual Fund Reorg. Department
P. O. Box 1066
Wall Street Station
New York, New York  10286

Charles Schwab & Co., Inc. - Reinvest **                  1,559,660.540                              5.51%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

                                                                 Shares                      Percentage of
                                                           Beneficially                        Outstanding
                                                                  Owned                       Shares Owned
                                                                  -----                       ------------
PIMCO Capital Appreciation Fund

Administrative
--------------
First Union National Bank **                                881,097.893                            32.50%*
1525 West WT Harris Boulevard NC 1151
Charlotte, North Carolina  28288-1151

Certain Employee (Fidelity) **                              880,407.426                            32.48%*
100 Magetian KWIC
Covington, Kentucky  41015

New York Life Trust Company **                              320,591.290                             11.83%
51 Madison Avenue, Room 117A
New York, New York  10010

National Financial Services Corporation for **              275,442.739                             10.16%
the Exclusive Benefit of Our Customers
1 World Financial Center
200 Liberty Street
New York, New York  10281

The Northern Trust company as Trustee FBO                   142,107.267                              5.24%
OEA, Inc. Retirement Savings Plan
P.O. Box 92956
DV 2247126
Chicago, Illinois  60675

Class A
-------
Merrill Lynch Pierce Fenner & Smith Inc. **                 747,574.249                            42.28%*
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

FTC & Co.**                                                 173,031.324                              9.79%
Datalynx House Acct
P.O. Box 1731736
Denver, Colorado  80217-3736

Class B
-------
Merrill Lynch Pierce Fenner & Smith Inc. **                 132,107.542                             15.02%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Class C
-------
Merrill Lynch Pierce Fenner & Smith Inc. **                 242,852.461                             11.54%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

                                                                 Shares                      Percentage of
                                                           Beneficially                        Outstanding
                                                                  Owned                       Shares Owned
                                                                  -----                       ------------
PIMCO Mid Cap Growth Fund

Institutional
-------------
State Street Bank & Trust Company as Trustee for          1,421,531.485                              8.18%
Dayton Hudson Retirement Savings Plan
One Enterprise Drive
North Quincy,  Massachusetts  02171

Caremark International, Inc.                              1,096,666.645                              6.31%
c/o State Street Bank & Trust
1 Enterprise Drive
North Quincy, Massachusetts  02171-2126

Administrative
--------------
Certain Employee (Fidelity) **                              728,638.743                            50.26%*
100 Magellan KW1C
Covington, Kentucky  41015

National Financial Services Corporation for **              306,726.864                             21.16%
the Exclusive Benefit of Our Customers
1 World Financial Center
200 Liberty Street
New York, New York  10281

First Union National Bank **                                116,243.977                              8.02%
1525 West WT Harris Boulevard NC 1151
Charlotte, North Carolina  28288-1151

Wells Fargo Bank as Trustee for                              96,628.884                              6.67%
ChoiceMaster
P.O. Box 9800
Calabasas, California  91302-9800

New York Life Trust Company                                  94,123.184                              6.49%
51 Madison Avenue, Room 117A
New York, New York  10010

Class A
-------
Merrill Lynch Pierce Fenner & Smith Inc. **                 134,223.595                              8.82%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Class B
-------
Merrill Lynch Pierce Fenner & Smith Inc. **                 677,263.578                            25.49%*
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484


                                                                 Shares                      Percentage of
                                                           Beneficially                        Outstanding
                                                                  Owned                       Shares Owned
                                                                  -----                       ------------
PIMCO Mid Cap Growth Fund

Class C
--------
Merrill Lynch Pierce Fenner & Smith Inc. **                 851,225.064                             17.37%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484


PIMCO Micro Cap Growth Fund

Institutional
-------------
Charles Schwab & Co., Inc.**                              2,164,970.088                             21.42%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

Donald Lufkin & Jenrette**                                1,289,272.417                             12.75%
Pershing Division
P.O. Box 2052
Jersey City, New Jersey  07303-2052

Bost & Co. A/C DOMF 8526562                               1,072,912.358                             10.61%
Dominion Resources
Attn: Mutual Fund Operations
A. O. Box 3198
Pittsburgh, Pennsylvania  15230-3198

University of Southern California                         1,020,412.993                             10.09%
Treasurer's Office
University Park, BKS 402
Los Angeles, California 90089-2541

Mac & Co. A/C OBRF 3331012 FBO                              681,890.401                              6.75%
Oberlin College
Attn: Mutual Fund Operations
A. O. Box 3198
Pittsburgh, Pennsylvania  15230-3198

St. Paul Foundation                                         605,854.422                              5.99%
P.O. Box 64010
St. Paul, Minnesota  55164-0010

Administrative
--------------
Northern Trust as Trustee for                               147,153.881                            77.62%*
Sunday School Board
P.O. Box 92956
Chicago, Illinois  60675

                                                                 Shares                      Percentage of
                                                           Beneficially                        Outstanding
                                                                  Owned                       Shares Owned
                                                                  -----                       ------------
PIMCO Micro Cap Growth Fund


National Financial Services Corporation for **               24,276.346                             12.81%
the Exclusive Benefit of Our Customers
1 World Financial Center
200 Liberty Street
New York, New York  10281

New York Life Trust Company **                               15,522.220                              8.19%
51 Madison Avenue, Room 117A
New York, New York  10010


PIMCO Small Cap Growth Fund

Institutional
-------------
The Jewish Federation of                                    972,699.835                            29.53%*
Metropolitan Chicago
One South Franklin Street, Room 625
Chicago, Illinois 60606-4609

ESOR & Co. **                                               453,722.992                             13.77%
Associated Bank Green Bay
P.O. Box 19006
Green Bay, Wisconsin  54307-9006

Pacific Life Insurance Company                              379,247.066                             11.51%
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California 92660

Auburn Theological Seminary                                 334,745.959                             10.16%
3041 Broadway
New York, New York  10027-5710

Bessemer Trust Company for **                               210,399.696                              6.39%
Naidot & Co.
100 Woodbridge Center Drive
Woodbridge, New Jersey  07095

Employees Retirement System of Jersey City                  168,181.206                              5.11%
325 Palisade Avenue
Jersey City, New Jersey  07307-1714

Administrative
--------------
Cody Kondo                                                      970.430                              6.82%
354 Sturbridge Road
Wyckoff, New Jersey  07481

Gary P. Dukewits                                                752.783                              5.29%
6321 South Farm Road 189
Rogersville, Missouri  65742


                                                                 Shares                      Percentage of
                                                           Beneficially                        Outstanding
                                                                  Owned                       Shares Owned
                                                                  -----                       ------------
PIMCO Small Cap Growth Fund

Administrative
--------------
John Chandler                                                   903.609                              6.35%
12414 Barbury Road
Philadelphia, Pennsylvania  19154


PIMCO Core Equity Fund

Institutional
-------------
Pacific Life Foundation                                      37,651.560                            32.29%*
700 Newport Center Drive
Newport Beach, California  92660

California Race Track Association                            34,200.327                            29.33%*
P.O. Box 60014
Arcadia, California  91006-6014

Mac & Co.  A/C #080-435                                      19,879.614                             17.05%
Fine Quaker L.P.
A. O. Box 3198
Mutual Fund Operations
Pittsburgh, Pennsylvania  15230-3198

Administrative
--------------
The Bank of New York as Trustee for                       5,437,843.230                            92.53%*
Melville Corporation
One Wall Street, 7th Floor MT/MC
New York, New York  10286-0001


PIMCO Mid Cap Equity Fund

Institutional
-------------
Pacific Life Insurance Company                              361,856.905                            55.69%*
700 Newport Center Drive
Newport Beach, California 92660

Pacific Life Foundation                                      97,773.532                             14.43%
700 Newport Center Drive
Newport Beach, California 92660

California Race Track Association                            85,001.294                             13.08%
P.O. Box 60014
Arcadia, California  91006-6014

                                                                 Shares                      Percentage of
                                                           Beneficially                        Outstanding
                                                                  Owned                       Shares Owned
                                                                  -----                       ------------
PIMCO Mid Cap Equity Fund

Institutional
-------------
IFTC as Custodian for                                        81,186.220                             12.50%
John W. Barnum
5175 Tilden Street, N.W.
Washington, D.C. 20016-1961


PIMCO Enhanced Equity Fund

Institutional
-------------
Pacific Life Insurance Company                            1,522,647.021                            50.24%*
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California 92660

CMTA-GMPP & Allied Workers Pension                          457,174.781                             15.09%
c/o Associated Third Party Administrator
1640 South Loop Road
Alameda, California  94502

BAC Local 19 Pension Trust Fund                             277,910.742                              9.17%
777 Davis Street
San Francisco, California  94126-2500

Pacific Life Foundation                                     216,691.791                              7.15%
700 Newport Center Drive
Newport Beach, California  92660

California Race Track Association                           196,333.996                              6.48%
P.O. Box 60014
Arcadia, California  91006-6014

Administrative
--------------
Susan Johnson                                                22,246.819                              5.45%
490 Celtic Court
Colorado Springs, Colorado  80921


PIMCO Emerging Markets Fund

Institutional
-------------
Charles Schwab & Co., Inc. - Reinvest **                    768,017.091                            29.84%*
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

Pacific Life Insurance Company                              575,190.664                             22.35%
700 Newport Center Drive ,
Newport Beach, California 92660

                                                                 Shares                      Percentage of
                                                           Beneficially                        Outstanding
                                                                  Owned                       Shares Owned
                                                                  -----                       ------------
PIMCO Emerging Markets Fund

Institutional
-------------
Pacific Life Insurance Company                              407,491.280                             15.83%
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California 92660

Donaldson Lufkin & Jenrette**                               207,319.165                              8.06%
Pershing Division
P.O. Box 2052
Jersey City, New Jersey 07303-2052

Administrative
--------------
Susan Johnson                                                13,397.052                             17.39%
490 Celtic Court
Colorado Springs, Colorado  80921

Class A
-------
RPSS TR IRA                                                   1,785.714                              8.24%
Dale V. Kelman
5100 Poplar Avenue, Suite 3105
Memphis, Tennessee  38137-3101

Donald Lufkin & Jenrette**                                    1,544.734                              7.12%
Pershing Division
P.O. Box 2052
Jersey City, New Jersey  07303-2052

Howard Nusbaum Trust                                          1,530.303                              7.06%
Howard Nusbaum DDS
Profit Sharing Plan
1145 Bordentown Avenue
Parlin, New Jersey  08859-1851

Merrill Lynch Pierce Fenner & Smith Inc. **                   1,153.000                              5.32%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Raymond James & Assoc Inc. Custodian                          1,118.360                             19.68%
Doty R. Nicolaus
2208 Ivy TRCE
Birmingham, Alabama  35243-4639

Donald Lufkin & Jenrette**                                    1,203.209                              5.32%
Pershing Division
P.O. Box 2052
Jersey City, New Jersey  07303-2052

                                                                 Shares                      Percentage of
                                                           Beneficially                        Outstanding
                                                                  Owned                       Shares Owned
                                                                  -----                       ------------
PIMCO Emerging Markets Fund

Class B
-------
Merrill Lynch Pierce Fenner & Smith Inc. **                   2,475.000                              6.46%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PAF Sales Inc.                                                2,347.418                              6.12%
Profit Sharing Plan
P.O. Box 307
Scarborough, New York  10510-0807

Carolyn Lecompte                                              2,180.233                              5.69%
231 Lyles Street
Houma, Louisiana

Class C
-------
Raymond James & Assoc Inc. Custodian                         24,940.178                             24.00%
James F. Riopelle IRA
1 Foxhill Road
Englewood, Colorado  80110-4923

Merrill Lynch Pierce Fenner & Smith Inc.**                   19,598.000                             18.86%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484


PIMCO International Developed Fund

Institutional
-------------
Pacific Life Insurance Company                            1,467,904.784                             17.49%
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California 92660

Charles Schwab & Co., Inc. - Reinvest **                  1,149,098.973                             13.69%
Attn:  Mutual Fund Operations
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

Wachovia Bank NA  as Trustee for the                      1,133,282.206                             13.50%
Atlanta Gas Light Company Retirement Plan
301 N. Main Street - MC NC 31057
Winston-Salem, North Carolina  27150

Pacific Asset Management LLC                                930,797.270                             11.09%
700 Newport Center Drive
Newport Beach, California 92660-6307


                                                                 Shares                      Percentage of
                                                           Beneficially                        Outstanding
                                                                  Owned                       Shares Owned
                                                                  -----                       ------------
PIMCO International Developed Fund

Institutional
-------------
Citibank, N.A., Trustee for the benefit of                  768,019.009                              9.15%
Nissan Motor Mfg. Corp. U.S.A
983 Nissan Drive
Smyrna, Tennessee  37167-4400

FTC & Co. Datalynx House Account **                         750,745.089                              8.94%
P.O. Box 173736
Denver, Colorado  80217-3736

Administrative
--------------
FTC & Co. - Attn: Datalynx #165 **                           13,068.116                              6.78%
First Trust (Multi Financial Group)
P.O. Box 173736
Denver, Colorado  80217-3736

Class A
-------
American National Bank TR                                    71,068.200                            35.38%*
FBO Emerald Investments
40 Skokie Boulevard, Suite 105
Northbrook, Illinois  60062-1614

Class B
-------
Merrill Lynch Pierce Fenner & Smith Inc.**                   23,742.000                             13.74%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Class C
-------
Merrill Lynch Pierce Fenner & Smith Inc.**                   17,510.076                              5.21%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PIMCO Balanced Fund

Institutional
-------------
Bank of New York Western Trust Co.                        1,236,869.681                            35.82%*
as Trustee for
Pacific Life Insurance Company R.I.S.P.
700 S. Flower Street, 2nd Floor
Los Angeles, California  90017

Redlands Community Hospital Retirement Plan                 763,005.072                             22.10%
350 Terracina Boulevard
Redlands, California 92373-4850


                                                                 Shares                      Percentage of
                                                           Beneficially                        Outstanding
                                                                  Owned                       Shares Owned
                                                                  -----                       ------------
PIMCO Balanced Fund

Institutional
-------------
Dominguez Services Corporation                              614,687.378                             17.80%
21718 South Alameda Street
Long Beach, California  90810-0351

Bank of America as Trustee for                              316,121.708                              9.16%
The Music Center Operating Co.
P.O. Box 2788
Los Angeles, California  90051-0788

The Northern Trust Company as Trustee for                   276,072.404                              8.00%
Ameron 401(k)
P.O. Box 92956
Chicago, Illinois  60675

Class A
-------
Merrill Lynch Trust Co. as Trustee FBO **                   406,855.493                            69.75%*
Qualified Retirement Plans
265 Davidson Avenue
Somerset, New Jersey  08873-4120

Class B
-------
MLPF&S for the sole benefit of its Customers **             150,786.328                           31.05%*
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

Class C
-------
MLPF&S for the sole benefit of its Customers **              65,466.975                            13.84%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484


PIMCO Target Fund

Class A
-------
Merrill Lynch Pierce Fenner & Smith Inc.**                1,867,778.604                             17.19%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

J.C. Bradford & Company FBO                                 830,870.113                              7.65%
RCIP Limited Partnership I
330 Commerce Street
Nashville, Tennessee  37201-1899

Class B
-------
Merrill Lynch Pierce Fenner & Smith Inc.**                1,840,560.761                            35.39%*
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484



                                                                 Shares                      Percentage of
                                                           Beneficially                        Outstanding
                                                                  Owned                       Shares Owned
                                                                  -----                       ------------
PIMCO Target Fund

Class C
-------
Merrill Lynch Pierce Fenner & Smith Inc.**               19,121,755.440                            28.02%*
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484


PIMCO Precious Metals Fund

Class A
-------
Nationsbanc Montgomery Secs                                 260,130.747                            16.16%
Attn: Mutual Funds - 4th Floor
600 Montgomery Street
San Francisco, California  94111

Woodland Investments Limited                                230,594.263                            14.33%
c/o Lyle Schlyer
30101 Agoura Ct., Suite 4311
Agoura Hills, California  91031-4300

J.C. Bradford & Company FBO                                 152,443.750                             9.47%
RCIP Limited Partnership I
330 Commerce Street
Nashville, Tennessee  37201-1899

Class C
-------
Merrill Lynch Pierce Fenner & Smith Inc.**                  407,537.407                            14.46%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484


PIMCO Renaissance Fund

Institutional
-------------
Richard Fiskind, Gregory A. Fiskind Co. TTEES                42,768.781                           100.00%*
of the Seymour S. Finkind Martical Trust FBO
Selma Fiskind
One Station Place, 8th Floor
Stamford, Connecticut  06902

Class A
-------
Merrill Lynch Pierce Fenner & Smith Inc.**                  313,876.243                              9.44%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Class B
-------
Merrill Lynch Pierce Fenner & Smith Inc.**                  845,548.843                            23.05%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484



                                                                 Shares                      Percentage of
                                                           Beneficially                        Outstanding
                                                                  Owned                       Shares Owned
                                                                  -----                       ------------
PIMCO Renaissance Fund

Class C
-------
Merrill Lynch Pierce Fenner & Smith Inc.**                3,556,753.117                            15.45%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484


PIMCO Tax Exempt Fund

Class A
BT Alex Brown Incorporated                                  162,400.998                           30.13%*
P.O. Box 1346
Baltimore, Maryland  21203

Merrill Lynch Pierce Fenner & Smith Inc.**                  142,131.425                           26.37%*
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Nationsbanc Montgomer Secs.                                  39,745.628                             7.37%
Attn: Mutual Funds - 4th Floor
600 Montgomery Street
San Francisco, California  94111

Joseph R. White                                              33,033.610                             6.13%
P.O. Box 572
Waltham, Massachusetts  02254-0572

Class B
-------
Dain Rauscher Inc. FBO                                       48,167.954                            15.87%
K. K. Kinsey Trustee
2801 NE 14th Street
Ft. Lauderdale, Florida  33304

Merrill Lynch Pierce Fenner & Smith Inc.**                   45,676.769                            15.05%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PaineWebber FBO                                              17,783.885                             5.86%
William H. Hoehn
2906 S.W. 130th Terr.
Archer, Florida  32618-2124

Robert A. Fish & Susan Beville Fish Co-Trustees              17,654.543                             5.82%
The Fish Family Trust
300 Tolak Road
Aptos, California  95003-2737



                                                                 Shares                      Percentage of
                                                           Beneficially                        Outstanding
                                                                  Owned                       Shares Owned
                                                                  -----                       ------------
PIMCO Tax Exempt Fund

Class B
-------
Prudential Securities FBO                                    40,396.587                            13.31%
Ruth G. Battel
6 Willowbank Ct.
Mahawah, New Jersey  07430-2909

Class C
-------
Merrill Lynch Pierce Fenner & Smith Inc.**                  380,676.855                            12.04%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484


PIMCO Growth Fund

Class A
-------
Merrill Lynch Pierce Fenner & Smith Inc.**                  369,512.144                             5.98%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Class B
-------
Merrill Lynch Pierce Fenner & Smith Inc.**                  803,982.137                           30.82%*
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Class C
-------
Merrill Lynch Pierce Fenner & Smith Inc.**                8,248,518.647                            12.99%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484


PIMCO Opportunity Fund

Class A
-------
Merrill Lynch Pierce Fenner & Smith Inc.**                1,515,100.237                            20.77%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Class C
-------
Merrill Lynch Pierce Fenner & Smith Inc.**                5,351,044.157                           26.98%*
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484



                                                                 Shares                      Percentage of
                                                           Beneficially                        Outstanding
                                                                  Owned                       Shares Owned
                                                                  -----                       ------------
PIMCO Innovation Fund

Class A
-------
Merrill Lynch Pierce Fenner & Smith Inc.**                  429,779.850                            13.74%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Class B
-------
Merrill Lynch Pierce Fenner & Smith Inc.**                  754,389.958                            22.85%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Class C
-------
Merrill Lynch Pierce Fenner & Smith Inc.**                1,344,094.050                            14.50%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484


PIMCO International Fund

Class A
-------
PaineWebber FBO                                             129,915.639                            10.56%
Bakerrubine LLC
575 Madison Avenue, 10th Floor
New York, New York  10022-2511

Marin Sector Limited                                        129,259.964                            10.51%
A Partnership
150 Great Neck Road
Great Neck, New York  11021-3309

Merrill Lynch Pierce Fenner & Smith Inc.**                  118,301.441                             9.62%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

American National Bank TR                                    70,725.703                              5.75%
FBO Emerald Investments
40 Skokie Boulevard, Suite 105
Northbrook, Illinois  60062-1614

Class B
-------
Merrill Lynch Pierce Fenner & Smith Inc.**                  152,146.798                            22.14%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484


                                                                 Shares                      Percentage of
                                                           Beneficially                        Outstanding
                                                                  Owned                       Shares Owned
                                                                  -----                       ------------
PIMCO International Fund

Class C
-------
Merrill Lynch Pierce Fenner & Smith Inc.**                1,674,720.957                            15.37%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484


PIMCO International Growth Fund

Institutional
-------------
Pacific Asset Management LLC                                500,000.000                           100.00%*
700 Newport Center Drive
Newport Beach, California 92660-6307

* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act.

**  Shares are believed to be held only as nominee.



Custodian

         Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for assets of all Funds. Pursuant to separate sub-custody agreements between IFTC and The Chase Manhattan Bank, N.A. ("Chase") and IFTC and State Street Bank and Trust Company ("State Street"), Chase and State Street serve as subcustodians of the Trust for the custody of the foreign securities acquired by those Funds that invest in foreign securities. Under the agreements, Chase and State Street may hold foreign securities at their principal offices and their branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

         Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets, although the Trustees reserve the right to delegate their selection responsibilities in light of recent amendments to Rule 17f-5 under the 1940 Act, in which case the factors for consideration would differ from those referenced above. Currently, the Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust, but reserves the right to discontinue this practice as permitted by the recent amendments to Rule 17f-5. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

Independent Accountants

         Price Waterhouse LLP, 1055 Broadway, Kansas City, Missouri 64105, serves as the independent public accountants for the Funds. Price Waterhouse LLP provides audit services, accounting assistance, and consultation in connection with SEC filings. As noted under "Financial Highlights" in the Class A, B and C Prospectus, the

Renaissance, Growth, Target, Opportunity, International, Innovation, Precious Metals and Tax Exempt Funds were reorganized as series of the Trust on January 17, 1997, and certain financial information for these Funds appearing in the Registration Statement for each of the five fiscal periods ended prior to October 1, 1996 was audited by Coopers & Lybrand L.L.P., the former independent accountants for these Funds. Coopers & Lybrand L.L.P.'s opinion and consent to the use of such information in the Registration Statement is incorporated by reference into the Registration Statement.

Registration Statement

     This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust's registration statements filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

     Audited financial statements for the Funds, as of June 30, 1997, for the fiscal year then ended, including notes thereto, and the reports of Price Waterhouse LLP thereon, each dated August 15, 1997, are incorporated by reference from the Trust's two June 30, 1997 Annual Reports. One Annual Report (the "Retail Report") corresponds to the Class A, B and C Prospectus and the other (the "Institutional Report") corresponds to the Institutional Prospectus. The Trust's 1997 Annual Reports are on file electronically with the SEC (Retail Report -filed on September 3, 1997, Accession No. 0001017062-97-001680; Institutional Report - filed on September 3, 1997, Accession No. 0001017062-97-001678).

     Unaudited financial statements for the Funds, as of December 31, 1997, for the semi-annual period then ended, will be included in a post-effective amendment.

                                   APPENDIX

                       DESCRIPTION OF SECURITIES RATINGS

     Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser's or Portfolio Manager's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Adviser or a Portfolio Manager to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

Moody's Investors Service, Inc.

     Corporate and Municipal Bond Ratings

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Corporate Short-Term Debt Ratings

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.



Standard & Poor's Corporation

     Corporate and Municipal Bond Ratings

     Investment Grade

     AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     Speculative Grade

     Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

     CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.:  Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Commercial Paper Rating Definitions

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated B are regarded as having only speculative capacity for timely payment.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                           PART C. OTHER INFORMATION


Item 24.  Financial Statements and Exhibits.

     (a)  Financial Statements.

          (1)  Part A
                    Financial Highlights.

          (2)  Part B
               (a) Financial statements dated as of June 30, 1997 are incorporated by reference in the Statement of Additional Information from the Funds' Annual Reports dated as of June 30, 1997 and include the following:

                         Schedule of Investments
                         Financial Highlights
                         Statements of Assets and Liabilities
                         Statements of Operations
                         Statements of Changes in Net Assets
                         Notes to Financial Statements
                         Report of Independent Accountants.

               (b) Unaudited financial statements dated as of December 31, 1997 to be incorporated by reference in the Statement of Additional Information in a post-effective amendment.

     (b) Exhibits (the number of each exhibit relates to the exhibit designation in Form N-1A):

          (1) Form of Second Amendment and Restated Agreement and Declaration of Trust (2)

          (2)  Form of First Amended and Restated Bylaws (4)

          (3)       Not Applicable

          (4) (a) Article III (Shares) and Article V (Shareholders' Voting Powers and Meetings) of the Second amended and Restated Agreement and Declaration of Trust (2)

          (5) (b) Article 9 (Issuance of Shares Certificates) and Article 11 (Shareholders' Voting Powers and Meetings) of the First Amended and Restated Bylaws (4)

          (5)  (a)  (i)    Form of Amended and Restated Investment Advisory
                           Agreement (4)

                    (ii) Form of Addendum to Amended and Restated Investment Advisory Agreement to add PIMCO International Growth Fund and PIMCO Tax-Managed Structured Emerging Markets Fund (6)


                    (iii) Form of Addendum to Amenmded and Restated Investment Advisory Agreement to add PIMCO Value 25 Fund, PIMCO Hard Assets Fund, and PIMCO Tax-Efficient Equity Fund to be filed by post-effective amendment

               (b)  (i)    Form of Portfolio Management Agreement with Pacific
                           Investment Management Company (6)

                    (ii) Form of Portfolio Management Agreement, as amended, with NFJ Investment Group (4)


                    (iii) Form of Addendum to Portfolio Management Agreement with NFJ Investment Group to add PIMCO Value 25 Fund and PIMCO Hard Assets Fund to be filed by post-effective amendment.


                    (iv) Form of Portfolio Management Agreement, as amended, with Cadence Capital Management (4)


                    (v) Form of Portfolio Management Agreement, as amended, with Parametric Portfolio Associates (4)


                    (vi) Form of Addendum to Portfolio Management Agreement with Parametric Portfolio Associates to add PIMCO Tax-Managed Structured Emerging Markets Fund (6)


                    (vii) Form of Addendum to Portfolio Management Agreement with Parametric Portfolio Associates to add PIMCO Tax-Efficient Equity Fund to be filed by post-effective amendment.


                    (viii) Form of Amended and Restated Portfolio Management
                           Agreement with Blairlogic Capital Management (4)


                    (ix) Form of Amended and Restated Portfolio Management Agreement with Columbus Circle Investors (4)


                    (x) Form of Addendum to Portfolio Management Agreement with Columbus Circle Investors to add PIMCO International Growth Fund (6)

                    (xi) Form of Portfolio Management Agreement with Van Eck Associates Corporation (4)

          (6)  (a)  Amended Distribution Contract (4)

               (b) Form of Amended and Restated Distribution Contract (to add Class D shares) (7)

               (c) Form of Addendum to Distribution Contract to add PIMCO International Growth Fund and PIMCO Tax-Managed Structured Emerging Markets Fund (6)


               (d) Form of Addendum to Distribution Contract to add PIMCO Value 25 Fund, PIMCO Hard Assets Fund, and PIMCO Tax-Efficient Equity Fund to be filed by post-effective amendment.


          (7)       Not Applicable

          (8)  (a)  Form of Custody Agreement and Addenda (1)

               (b)  Form of Addendum to Custody Agreement (4)

               (c)  Form of Assignment of Custody Agreement (4)

               (d)  Form of Addendum to Custody Agreement (6)

          (9) (a) Form of Amended Administration Agreement between the Trust and PIMCO Advisors L.P. (4)

               (b) Form of Amended and Restated Administration Agreement (to include Class D shares) between the Trust and PIMCO Advisors L.P. (7)

               (c) Form of Administration Agreement between PIMCO Advisors L.P. and Pacific Investment Management Company (4)


               (d) Form of Amendment to Administration Agreement (to include Class D shares) between PIMCO Advisors L.P. and Pacific Investment Management Company to be filed by post-effective amendment

               (e)  Form of Agency Agreement and Addenda (1)

               (f)  Form of Addendum to Agency Agreement (4)

               (g)  Form of Assignment of Agency Agreement (4)

               (h)  Form of Addendum to Agency Agreement (6)

               (i) Form of Transfer Agency Agreement with Shareholder Services, Inc. (3)

               (j)  Form of Service Plan for Institutional Services Shares (6)

               (k) Form of Administrative Services Plan for Administrative Class Shares (4)

          (10)      Opinion and Consent of Counsel (6)

          (11) (a)  Consent of Price Waterhouse LLP is filed herewith

               (b)  Consent and Opinion of Coopers & Lybrand LLP (6)

          (12)      Not Applicable

          (13)      Initial Capital Agreement (6)

          (14)      Not Applicable

          (15) (a)  Form of Distribution and Servicing Plan (Class A) (4)

               (b)  Form of Distribution and Servicing Plan (Class B) (4)

               (c)  Form of Distribution and Servicing Plan (Class C) (4)

               (d)  Form of Distribution Plan for Administrative Class Shares
                    (4)

               (e) Form of Distribution Plan for Class D Shares included as part of the Form of Amended and Restated Administration Agreement included in Exhibit 9(b)

          (16)      Schedule of Computation of Performance (6)

          (17) (a)  Financial Data Schedules for fiscal year ended 6/30/97 (6)





          (18)      Form of Amended and Restated Multi-Class Plan (7)

          (19) (a)  Powers of Attorney and Certificate of Secretary (1)

               (b) Power of Attorney for E. Philip Cannon, Donald P. Carter, Gary A. Childress, William D. Cvengros, John P. Hardaway, Gary L. Light, Joel Segall, W. Bryant Stooks, Gerald M. Thorne, Richard L. Nelson, Lyman W. Porter and Alan Richards
                    (5)

-------------------


1 Included in Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 33-36528), as filed on July 1, 1996.

2 Included in Definitive Proxy Statement (File No. 811-06161), as filed on November 7, 1996.

3 Included in Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of PIMCO Advisors Funds (File No. 2-87203), as filed on November 30, 1995.

4 Included in Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File 33-36528), as filed on January 13, 1997.

5 Included in Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File 33-36528), as filed on October 10, 1997.

6 Included in Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (File 33-36528), as filed on October 31, 1997.

7 Included in Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File 33-36528), as filed on March 13, 1998.

Item 25.  Persons Controlled by or Under Common Control with Registrant.

          Not applicable.

Item 26.  Number of Holders of Securities.

     As of April 15, 1998, the number of shareholders of each operational Fund was as follows:


                                  Institutional Class   Administrative Class     Class A          Class B          Class C
                                      Number of              Number of           Number of        Number of        Number of
Fund                                Record Holders         Record Holders     Record Holders   Record Holders    Record Holders
---------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                       106                      8                261               714             1,327
---------------------------------------------------------------------------------------------------------------------------------
Value Fund                                40                    310              1,175             2,305             6,743
---------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Fund                      85                    316              2,844             5,955             8,236
---------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                164                    325                844             1,417             3,571
---------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Fund                      150                    327              2,159             4,459             9,079
---------------------------------------------------------------------------------------------------------------------------------
Micro-Cap Growth Fund                     87                      5                  0                 0                 0
---------------------------------------------------------------------------------------------------------------------------------
Small-Cap Growth Fund                     46                    162                  0                 0                 0
---------------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                           9                    314                  0                 0                 0
---------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                       11                    311                  0                 0                 0
---------------------------------------------------------------------------------------------------------------------------------
Enhanced Equity Fund                      19                    311                  0                 0                 0
---------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                     65                    261                 61               102               316
---------------------------------------------------------------------------------------------------------------------------------
International Developed
 Fund                                     54                    361                 87               177               723
---------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                             20                      0                113               236               461
---------------------------------------------------------------------------------------------------------------------------------
Renaissance Fund                           1                      0              2,603             3,713            23,305
---------------------------------------------------------------------------------------------------------------------------------
Growth Fund                                0                      0              8,848             4,842            96,349
---------------------------------------------------------------------------------------------------------------------------------
Target Fund                                0                      0             10,167             6,652            75,241
---------------------------------------------------------------------------------------------------------------------------------
Opportunity Fund                           0                      0             11,779              N/A             38,341
---------------------------------------------------------------------------------------------------------------------------------
Innovation Fund                            0                      0              5,530             6,691            18,917
---------------------------------------------------------------------------------------------------------------------------------
International Fund                         0                      0              1,423               936            18,161
---------------------------------------------------------------------------------------------------------------------------------
Precious Metals Fund                       0                      0                585               567             3,762
---------------------------------------------------------------------------------------------------------------------------------
Tax Exempt Fund                            0                      0                116                80             1,741
---------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                  2                      0                  0                 0                 0
---------------------------------------------------------------------------------------------------------------------------------


Item 27.  Indemnification.

     Reference is made to Article VIII, Section 1 of the Registrant's Second Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference herein.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Second Amended and Restated Agreement and Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Advisor and Portfolio Managers.

     Unless otherwise stated, the principal business address of each organization listed in 800 Newport Center Drive, Newport Beach, CA 92660.


                              PIMCO Advisors L.P.

                                  Position
Name                            with Advisor            Other Affiliations

Walter E. Auch, Sr.          Member of Management     Management Consultant;
                             Board                    Director, Fort Dearborn
                                                      Fund, Shearson VIP Fund,
                                                      Shearson Advisors Fund,
                                                      Shearson TRAK Fund,
                                                      Banyan land Trust, Banyan
                                                      Land Fund II, Banyan
                                                      Mortgage Fund, Allied
                                                      Healthcare Products,
                                                      Inc., First Western Inc.,
                                                      DHR Group and Geotech
                                                      Industries.

David B. Breed               Member of Management     Director, Managing
                             Board                    Director and Chief
                                                      Executive Officer,
                                                      Cadence Capital
                                                      Management, Inc.;
                                                      Managing Director and
                                                      Chief Executive Officer,
                                                      Cadence Capital
                                                      Management.

Donald A. Chiboucas          Member of Management     Director, Columbus Circle
                             Board                    Investors Management,
                                                      Inc.; Managing Director,
                                                      Columbus Circle Investors.



William D. Cvengros          Chief Executive          Trustee and Chairman of
                             Officer and President,   the Trust; Chief
                             Member of Management     Executive Officer and
                             Board                    President, Value Advisors
                                                      LLC; Director, PIMCO
                                                      Funds Advertising Agency;
                                                      Director, President and
                                                      Chief Executive Officer,
                                                      Thomson Advisory Group,
                                                      Inc.

Walter B. Gerken             Chairman and Member of   Director, Mullin
                             Management Board         Consulting Inc.;
                                                      Director, Executive
                                                      Services Corps. of
                                                      Southern California.

William H. Gross             Member of Operating      Director and Managing
                             Board and Equity Board   Director, PIMCO
                                                      Management, Inc.;
                                                      Managing Director,
                                                      Pacific Investment
                                                      Management Company;
                                                      Senior Vice President,
                                                      PIMCO Funds: Pacific
                                                      Investment Management
                                                      Series, PIMCO Variable
                                                      Insurance Trust; Director
                                                      and Vice President,
                                                      StocksPLUS Management,
                                                      Inc.; Member of PIMCO
                                                      Partners LLC.

John L. Hague                Member of Operating      Managing Director,
                             Board                    Pacific Investment
                                                      Management Company;
                                                      Director and Managing
                                                      Director, PIMCO
                                                      Management, Inc.; Member
                                                      of PIMCO Partners LLC.

Brent R. Harris              Member of Management     Director and Managing
                             Board                    Director, PIMCO
                                                      Management, Inc.;
                                                      Managing Director,
                                                      Pacific Investment
                                                      Management Company;
                                                      Director and Vice
                                                      President, StocksPLUS
                                                      Management, Inc.;
                                                      Chairman of the Board and
                                                      Trustee, PIMCO Funds:
                                                      Pacific Investment
                                                      Management Series, PIMCO
                                                      Variable Insurance Trust
                                                      and PIMCO Commercial
                                                      Mortgage Securities
                                                      Trust, Inc.; Member of
                                                      PIMCO Partners LLC.

Donald R. Kurtz              Member of Management     Formerly, Vice President
                             Board                    of Internal Asset
                                                      Management, General
                                                      Motors Investment
                                                      Management Corp.;
                                                      Director, Thomson
                                                      Advisory Group L.P.

George A. Long               Member of Management     Chairman and Chief
                             Board                    Executive Officer of
                                                      Oppenheimer Capital.

James F. McIntosh            Member of Management     Executive Director, Allen
                             Board                    Matkins, Leck, Gamble &
                                                      Mallory LLP.  Formerly,
                                                      Director, Pacific
                                                      Investment Management
                                                      Company.

Kenneth H. Mortenson         Member of Management     Managing Director of
                             Board                    Oppenheimer Capital.

William F. Podlich, III      Member of Management     Director and Managing
                             Board                    Director, PIMCO
                                                      Management, Inc.;
                                                      Managing Director,
                                                      Pacific Investment
                                                      Management Company; Vice
                                                      President, PIMCO
                                                      Commercial Mortgage
                                                      Securities Trust, Inc.;
                                                      Member of PIMCO Partners
                                                      LLC.

Glenn S. Schafer             Member of Management     President and Director,
                             Board                    Pacific Mutual Holding
                                                      Company, Pacific
                                                      LifeCorp, Pacific Life
                                                      Insurance Company,
                                                      Pacific Financial Asset
                                                      Management Corp.,
                                                      PMRealty Advisors, Inc.;
                                                      Director, Pacific Mutual
                                                      Distributors, Inc.,
                                                      Mutual Service
                                                      Corporation, United
                                                      Planners' Group, Inc.,
                                                      Thomson Advisory Group.

Thomas C. Sutton             Member of Management     Chairman, Chief Executive
                             Board                    Officer and Director,
                                                      Pacific Mutual Holding
                                                      Company, Pacific
                                                      LifeCorp, Pacific Life
                                                      Insurance Company,
                                                      Pacific Financial Asset
                                                      Management Corp.;
                                                      Director, Pacific Mutual
                                                      Distributors, Inc.,
                                                      Mutual Service
                                                      Corporation, United
                                                      Planners' Group, Inc.,
                                                      PMRealty Advisors, Inc.

William S. Thompson, Jr.     Member of Management     Director, Managing
                             Board; Chairman,         Director and Chief
                             Executive Committee.     Executive Officer, PIMCO
                                                      Management, Inc.; Chief
                                                      Executive Officer and
                                                      Managing Director,
                                                      Pacific Investment
                                                      Management Company;
                                                      Member, President and
                                                      Chief Executive Officer,
                                                      PIMCO Partners LLC;
                                                      Director and President,
                                                      StocksPLUS Management,
                                                      Inc.; Vice President,
                                                      PIMCO Variable Insurance
                                                      Trust, PIMCO Funds:
                                                      Pacific Investment
                                                      Management Series, and
                                                      PIMCO Commercial Mortgage
                                                      Securities Trust, Inc.;
                                                      Director, Thomson
                                                      Advisory Group, Inc.

Robert M. Fitzgerald         Senior Vice President    Chief Financial Officer
                             and Chief Financial      and Treasurer, PIMCO
                             Officer                  Funds Distributors, LLC,
                                                      Columbus Circle
                                                      Investors, Columbus
                                                      Circle Investors
                                                      Management, Inc., Cadence
                                                      Capital Management, Inc.,
                                                      NFJ Investment Group, NFJ
                                                      Management, Inc.,
                                                      Parametric Portfolio
                                                      Associates, Parametric
                                                      Management, Inc., PIMCO
                                                      Management, Inc., Pacific
                                                      Investment Management
                                                      Company, and StocksPLUS
                                                      Management, Inc.; Chief
                                                      Financial Officer and
                                                      Assistant Treasurer,
                                                      Cadence Capital
                                                      Management; Senior Vice
                                                      President and Chief
                                                      Financial Officer, Value
                                                      Advisors LLC; Chief
                                                      Financial Officer,
                                                      Columbus Circle Trust
                                                      Company; Chief Financial
                                                      Officer and Treasurer,
                                                      PIMCO Funds Advertising
                                                      Agency; Senior Vice
                                                      President, Chief
                                                      Financial Officer and
                                                      Treasurer, Thomson
                                                      Advisory Group, Inc.

Benjamin L. Trosky           Member of Management     Managing Director,
                             Board                    Pacific Investment
                                                      Management Company;
                                                      Director and Managing
                                                      Director, PIMCO
                                                      Management, Inc.; Senior
                                                      Vice President, PIMCO
                                                      Commercial Mortgage
                                                      Securities Trust, Inc.;
                                                      Member of PIMCO Partners
                                                      LLC.

Kenneth M. Poovey            Chief Operating          Executive Vice President
                             Officer, General         and General Counsel,
                             Counsel and Executive    Value Advisors LLC and
                             Vice President           Thomson Advisory Group,
                                                      Inc.

Stephen J. Treadway          Executive Vice           Chairman, President, and
                             President                Chief Executive Officer,
                                                      PIMCO Funds Advertising
                                                      Agency, Inc., PIMCO Funds
                                                      Distributors LLC, and
                                                      Trustee, President and
                                                      Chief Executive Officer
                                                      of the Trust; Executive
                                                      Vice President, Value
                                                      Advisors LLC.

Robert S. Venable            Vice President           None.

James G. Ward                Senior Vice President,   Senior Vice President,
                             Human Resources          Human Resources, Value
                                                      Advisors LLC; Senior Vice
                                                      President, Thomson
                                                      Advisory Group, Inc.

Richard M. Weil              Senior Vice President    Senior Vice President,
                             - Legal and Secretary    Assistant Secretary,
                                                      PIMCO Management, Inc.;
                                                      Secretary, Cadence
                                                      Capital Management, Inc.,
                                                      NFJ Investment Group, NFJ
                                                      Management, Inc.,
                                                      Parametric Portfolio
                                                      Associates, Parametric
                                                      Management, Inc., and
                                                      StocksPLUS Management,
                                                      Inc.; Assistant
                                                      Secretary, Columbus
                                                      Circle Investors,
                                                      Columbus Circle Investors
                                                      Management, Inc., Cadence
                                                      Capital Management, PIMCO
                                                      Funds Advertising Agency,
                                                      Inc., and Pacific
                                                      Management Investment
                                                      Company; Senior Vice
                                                      President, Legal,
                                                      Secretary, Value Advisors
                                                      LLC, Thomson Advisory
                                                      Group, Inc., and Vice
                                                      President of the Trust.

Mark J. Porterfield          Vice President,          None.
                             Compliance Officer

Vinh T. Nguyen               Vice President,          Vice President,
                             Controller               Controller, Columbus
                                                      Circle Investors
                                                      Management, Inc., Cadence
                                                      Capital Management, Inc.,
                                                      NFJ Management, Inc.,
                                                      Parametric Management,
                                                      Inc., StocksPLUS
                                                      Management, Inc., PIMCO
                                                      Funds Advertising Agency,
                                                      Inc., PIMCO Funds
                                                      Distributors LLC, and
                                                      Value Advisors LLC;
                                                      Controller, Pacific
                                                      Investment Management
                                                      Company and PIMCO
                                                      Management, Inc.

                           Cadence Capital Management
                        Exchange Place, 53 State Street,
                          Boston, Massachusetts  02109

                             Position
Name                         with Portfolio Manager   Other Affiliations

William B. Bannick           Managing Director and    Director and Managing
                             Executive Vice           Director, Cadence Capital
                             President                Management, Inc.

David B. Breed               Managing Director and    Member of Management
                             Chief Executive Officer  Board, PIMCO Advisors
                                                      L.P.; Director, Managing
                                                      Director and Chief
                                                      Executive Officer,
                                                      Cadence Capital
                                                      Management, Inc.

Katherine A. Burdon          Managing Director        None

Mary Ellen Melendez          Secretary                None

Robert M. Fitzgerald         Chief Financial          See PIMCO Advisors L.P.
                             Officer and Assistant
                             Treasurer

Barbara M. Green             Treasurer                None

Richard M. Weil              Assistant Secretary       See PIMCO Advisors L.P.

                              NFJ Investment Group
                         2121 San Jacinto, Suite 1440,
                              Dallas, Texas  75201


                             Position
Name                         with Portfolio Manager    Other Affiliates

Benno J. Fischer             Managing Director         Director, Managing
                                                       Director, and
                                                       Co-Chairman, NFJ
                                                       Management, Inc.

Robert M. Fitzgerald         Chief Financial           See PIMCO Advisors L.P.
                             Officer and Treasurer

John L. Johnson              Managing Director         Director, and Co-Chairman
                                                       Managing Director, NFJ
                                                       Management, Inc.

Jack C. Najork               Managing Director         Director, Managing
                                                       Director, Co-Chairman,
                                                       NFJ Management, Inc.

Richard M. Weil              Secretary                 See PIMCO Advisors L.P.

                        Parametric Portfolio Associates
                    7310 Columbia Center, 701 Fifth Avenue,
                        Seattle, Washington  98104-7090


                             Position
Name                         with Portfolio Manager    Other Affiliations


William E. Cornelius, Jr.    Managing Director         Director, Managing
                                                       Director, and Chief
                                                       Executive Officer,
                                                       Parametric Management,
                                                       Inc.

David M. Stein               Managing Director         Director and Managing
                                                       Director, Parametric
                                                       Management, Inc.

Brian Langstraat             Managing Director         None.

Robert M. Fitzgerald         Chief Financial Officer   See PIMCO Advisors L.P.
                             and Treasurer

Richard M. Weil              Secretary                 See PIMCO Advisors L.P.

                Pacific Investment Management Company ("PIMCO")
                      840 Newport Center Drive, Suite 360
                        Newport Beach, California  92660


                             Position
Name                         with Portfolio Manager     Other Affiliations


George C. Allan              Vice President             Vice President, PIMCO
                                                        Management, Inc.

Tamara J. Arnold             Vice President             Vice President, PIMCO
                                                        Management, Inc.

Denise C. Banno              Vice President             Vice President, PIMCO
                                                        Management, Inc.

Leslie A. Barbi              Senior Vice President      Senior Vice President,
                                                        PIMCO Management, Inc.

William R. Benz, II          Managing Director          Director and Managing
                                                        Director, PIMCO
                                                        Management, Inc.;
                                                        Member of PIMCO
                                                        Partners LLC.

Gregory A. Bishop            Vice President             None.

John B. Brynjolfsson         Vice President             Vice President, PIMCO
                                                        Management, Inc.

R. Welsley Burns             Executive Vice President   Executive Vice
                                                        President, PIMCO
                                                        Management, Inc. and
                                                        the Trust; President,
                                                        PIMCO Funds: Pacific
                                                        Investment Management
                                                        Series, PIMCO
                                                        Commercial Mortgage
                                                        Securities Trust, Inc.;
                                                        President and Trustee,
                                                        PIMCO Variable
                                                        Insurance Trust.

Wendy W. Cupps               Vice President             Vice President, PIMCO
                                                        Management, Inc.

Charles M. Daniels, III      Executive Vice President   Executive Vice
                                                        President, PIMCO
                                                        Management, Inc.

Michael Dow                  Vice President             Vice President, PIMCO
                                                        Management, Inc. and
                                                        PIMCO Funds: Pacific
                                                        Investment Management
                                                        Series.

Anita Dunn                   Vice President             Vice President, PIMCO
                                                        Management, Inc.

David H. Edington            Managing Director          Director and Managing
                                                        Director, PIMCO
                                                        Management, Inc.;
                                                        Director, StocksPLUS
                                                        Management, Inc.;
                                                        Member of PIMCO
                                                        Partners, LLC.

A. Benjamin Ehlert           Executive Vice President   Executive Vice
                                                        President, PIMCO
                                                        Management, Inc.

Robert A. Ettl               Vice President and Chief   Vice President, PIMCO
                             Operations Officer         Management, Inc.

Anthony L. Faillace          Vice President             Vice President, PIMCO
                                                        Management, Inc.

Robert M. Fitzgerald         Chief Financial Officer    See PIMCO Advisors L.P.
                             and Treasurer

Ursula T. Frisch             Vice President             Vice President, PIMCO
                                                        Management, Inc. and
                                                        PIMCO Funds: Pacific
                                                        Investment Management
                                                        Series.

William H. Gross             Managing Director          See PIMCO Advisors L.P.

John L. Hague                Managing Director          Director, PIMCO
                                                        Management, Inc.,
                                                        Member of PIMCO
                                                        Partners LLC.

Gordon C. Hally              Executive Vice President   Executive Vice
                                                        President, PIMCO
                                                        Management, Inc.

Pasi M. Hamalainen           Senior Vice President      Senior Vice President,
                                                        PIMCO Management, Inc.

John P. Hardaway             Vice President             Vice President, PIMCO
                                                        Management, Inc.;
                                                        Treasurer of the Trust,
                                                        PIMCO Funds: Pacific
                                                        Investment Management
                                                        Series, PIMCO
                                                        Commercial Mortgage
                                                        Securities Trust, Inc.,
                                                        and PIMCO Variable
                                                        Insurance Trust.

Brent R. Harris              Managing Director          See PIMCO Advisors L.P.

Joseph Hattesohl             Vice President             Vice President, PIMCO
                                                        Management, Inc.;
                                                        Assistant Treasurer,
                                                        the Trust, PIMCO Funds:
                                                        Pacific Investment
                                                        Management Series,
                                                        PIMCO Variable
                                                        Insurance Trust, and
                                                        PIMCO Commercial
                                                        Mortgage Securities
                                                        Trust, Inc.

Raymond C. Hayes             Vice President             Vice President, PIMCO
                                                        Management, Inc. and
                                                        PIMCO Funds: Pacific
                                                        Investment Management
                                                        Series.

David C. Hinman              Vice President             Vice President, PIMCO
                                                        Management, Inc.

Liza Hocson                  Vice President             Vice President, PIMCO
                                                        Management, Inc.

Douglas M. Hodge             Executive Vice President   Executive Vice
                                                        President, PIMCO
                                                        Management, Inc.

Brent L. Holden              Executive Vice President   Executive Vice
                                                        President, PIMCO
                                                        Management, Inc.

Dwight F. Holloway, Jr.      Vice President             Vice President, PIMCO
                                                        Management, Inc.

Jane T. Howe                 Vice President             Vice President, PIMCO
                                                        Management, Inc.

Mark Hudoff                  Vice President             Vice President, PIMCO
                                                        Management, Inc.

Margaret E. Isberg           Executive Vice President   Executive Vice
                                                        President, PIMCO
                                                        Management, Inc.;
                                                        Senior Vice President,
                                                        PIMCO Funds: Pacific
                                                        Investment Management
                                                        Series.

James M. Keller              Vice President             Vice President, PIMCO
                                                        Management, Inc.

Raymond G. Kennedy           Vice President             Vice President, PIMCO
                                                        Management, Inc.

Steven P. Kirkbaumer         Vice President             None.

James Kociuba                Vice President             Vice President, PIMCO
                                                        Management, Inc.

John S. Loftus               Executive Vice President   Executive Vice
                                                        President, PIMCO
                                                        Management, Inc.; Vice
                                                        President and Assistant
                                                        Secretary, StocksPLUS
                                                        Management, Inc.

David Lown                   Vice President             Vice President, PIMCO
                                                        Management, Inc.

Dean S. Meiling              Managing Director          Director and Managing
                                                        Director, PIMCO
                                                        Management, Inc.; Vice
                                                        President, PIMCO Funds:
                                                        Pacific Investment
                                                        Management Series and
                                                        PIMCO Commercial
                                                        Mortgage Securities
                                                        Trust, Inc.; Member of
                                                        PIMCO Partners LLC.

James F. Muzzy               Managing Director          Director and Managing
                                                        Director, PIMCO
                                                        Management, Inc.; Vice
                                                        President, PIMCO Funds:
                                                        Pacific Investment
                                                        Management Series;
                                                        Director and Vice
                                                        President, StocksPLUS
                                                        Management, Inc.;
                                                        Member of PIMCO
                                                        Partners LLC.

Vinh T. Nguyen               Controller                 See PIMCO Advisors L.P.

Douglas J. Ongaro            Vice President             Vice President, PIMCO
                                                        Management, Inc. and
                                                        PIMCO Funds: Pacific
                                                        Investment Management
                                                        Series.

Thomas J. Otterbein          Vice President             Vice President, PIMCO
                                                        Management, Inc.

David J. Pittman             Vice President             None.

William F. Podlich, III      Managing Director          See PIMCO Advisors L.P.

William C. Powers            Managing Director          Director and Managing
                                                        Director, PIMCO
                                                        Management, Inc.;
                                                        Senior Vice President
                                                        PIMCO Commercial
                                                        Mortgage Securities
                                                        Trust, Inc.; Member of
                                                        PIMCO Partners LLC.

Edward P. Rennie             Senior Vice President      Senior Vice President,
                                                        PIMCO Management, Inc.

Scott L. Roney               Vice President             Vice President, PIMCO
                                                        Management, Inc.

Michael J. Rosborough        Senior Vice President      Senior Vice President,
                                                        PIMCO Management, Inc.

Jeffrey M. Sargent           Vice President             Vice President of the
                                                        Trust, PIMCO
                                                        Management, Inc., PIMCO
                                                        Funds: Pacific
                                                        Investment Management
                                                        Series, PIMCO Variable
                                                        Insurance Trust, and
                                                        PIMCO Commercial
                                                        Mortgage Securities
                                                        Trust, Inc.

Ernest L. Schmider           Executive Vice             Executive Vice
                             President, Secretary,      President, Secretary,
                             Chief Administrative and   Chief Administrative
                             Legal Officer              and Legal Officer,
                                                        PIMCO Management, Inc.;
                                                        Director, Assistant
                                                        Secretary, Assistant
                                                        Treasurer, StocksPLUS
                                                        Management, Inc.;
                                                        Secretary, PIMCO
                                                        Partners LLC.

Leland T. Scholey            Senior Vice President      Senior Vice President,
                                                        PIMCO Management, Inc.,
                                                        and PIMCO Funds:
                                                        Pacific Investment
                                                        Management Series.

Richard W. Selby             Senior Vice President      None
                             and Chief Technology
                             Officer

Rita J. Seymour              Vice President             Vice President, PIMCO
                                                        Management, Inc.

Christopher Sullivan         Vice President             Vice President, PIMCO
                                                        Management, Inc.

Lee R. Thomas, III           Managing Director          Director and Managing
                                                        Director, PIMCO
                                                        Management, Inc.;
                                                        Member of PIMCO
                                                        Partners LLC.

William S. Thompson, Jr.     Chief Executive Officer    See PIMCO Advisors L.P.
                             and Managing Director

Benjamin L. Trosky           Managing Director          See PIMCO Advisors L.P.

Marilyn Wegener              Vice President             Vice President, PIMCO
                                                        Management, Inc.

Richard M. Weil              Assistant Secretary        See PIMCO Advisors L.P.

Ram Willner                  Vice President             Vice President, PIMCO
                                                        Management, Inc.

Kristen M. Wilsey            Vice President             Vice President, PIMCO
                                                        Management, Inc. and
                                                        PIMCO Funds: Pacific
                                                        Investment Management
                                                        Series.

George H. Wood               Senior Vice President      Senior Vice President,
                                                        PIMCO Management Inc.

Michael A. Yetter            Vice President             Vice President, PIMCO
                                                        Management, Inc.

David Young                  Vice President             Vice President, PIMCO
                                                        Management, Inc.

                           Columbus Circle Investors
                                  Metro Center
                          One Station Place, 8th Floor
                          Stamford, Connecticut  06902

                             Position
Name                         with Portfolio             Other Affiliations
                             Manager

Christopher B. Burnham       Managing Director,         Director, Columbus
                             President and Chief        Circle Investors
                             Executive Officer          Management Inc.

Louis P. Celentano           Managing Director          Director, Columbus
                                                        Circle Investors
                                                        Management, Inc.;
                                                        Director, Chairman,
                                                        Columbus Circle Trust
                                                        Company.

Donald A. Chiboucas          Managing Director          See PIMCO Advisors L.P.

Robert W. Fehrmann           Managing Director          Director, Columbus
                                                        Circle Investors
                                                        Management, Inc.

Marc S. Felman               Managing Director          Director, Columbus
                                                        Circle Investors
                                                        Management, Inc.

Robert M. Fitgerald          Chief Financial            See PIMCO Advisors L.P.
                             Officer and
                             Treasurer

Clifford G. Fox              Managing Director          Director, Columbus
                                                        Circle Investors
                                                        Management, Inc.

Taegan D. Goddard            Senior Vice                None.
                             President

Winthrop S. Headley          Senior Vice                None.
                             President

Amy M. Hogan                 Managing Director          Director of Columbus
                                                        Circle Investors
                                                        Management, Inc.

Anthony Rizza                Managing Director          Director, Columbus
                                                        Circle Investors
                                                        Management, Inc.

Newton B. Schott, Jr.        Chief Legal Officer        Director, Executive Vice
                             and Secretary              President, Chief
                                                        Administrative/Legal
                                                        Officer, Secretary,
                                                        PIMCO Funds
                                                        Distributors LLC and
                                                        PIMCO Funds Advertising
                                                        Agency, Inc.; Chief
                                                        Legal Officer and
                                                        Secretary, Columbus
                                                        Circle Investors,
                                                        Columbus Circle
                                                        Investors Management,
                                                        Inc.; Senior Vice
                                                        President, Mutual Fund
                                                        Division; General
                                                        Counsel and Secretary,
                                                        Columbus Circle Trust
                                                        Company; Vice President
                                                        and Secretary, the
                                                        Trust; Senior Vice
                                                        President, Value
                                                        Advisors LLC.

Irwin F. Smith               Managing Director          Director, Columbus
                                                        Circle Investors
                                                        Management, Inc.

Nathaniel J. Belknap         Vice President             None

Anne Maloney                 Vice President             None

Paul Meeks                   Vice President             None

Michele Montano              Senior Vice                Vice President, Columbus
                             President                  Circle Trust Company.

Paul A. Pantalena            Senior Vice                None
                             President

Cecelia Pastore              Vice President             None

Harold R. Snedcof            Vice President             Senior Vice President,
                                                        Columbus Circle Trust
                                                        Company.

Sharon S. Weslow             Vice President             None

Andrew Jacobson              Vice President -           None
                             Portfolio Manager

Thomas Brophy                Vice President             None

Jennifer Kennedy             Vice President             None

Vinh T. Nguyen               Vice President and         See PIMCO Advisors L.P.
                             Controller

Richard M. Weil              Assistant Secretary        See PIMCO Advisors, Inc.




                    Blairlogie Capital Management, Limited
                         4th Floor, 125 Princes Street
                          Edinburgh EH2 4AD, Scotland


                             Position
Name                         with Portfolio Manager     Other Affiliations


Gavin R. Dobson              Chief Executive Officer    Director and Chief
                             and Managing Director      Executive Officer,
                                                        Blairlogie Holdings
                                                        Limited (U.K.)

James G. S. Smith            Chief Investment           Director and Chief
                             Officer and Managing       Investment Officer,
                             Director                   Blairlogie Holdings
                                                        Limited (U.K.)

                        Van Eck Associates Corporation
                                99 Park Avenue
                           New York, New York  10016

                             Position
Name                         with Portfolio Manager     Other Affiliations

Philip DeFeo                 Director, President        Trustee, Van Eck Funds
                             and Chief Executive        ("VEF") and Van Eck
                             Officer                    Worldwide Insurance
                                                        Trust ("WWIT");
                                                        Director,President
                                                        and Chief Executive
                                                        Officer, Van Eck
                                                        Securities Corporation
                                                        ("VESC").

John C. van Eck              Chairman of the Board      Chairman of the Board
                                                        and President, VEF and
                                                        WWIT;Chairman of the
                                                        Board, VESC; Director,
                                                        Eclipse Financial Asset
                                                        Trust. Formerly,
                                                        Director, Abex Inc.;
                                                        Director, The Henley
                                                        Group, Inc.

Fred M. van Eck              Director                   Trustee, VEF and WWIT;
                                                        Private Investor,
                                                        Director, VESC

Sigrid S. van Eck            Director, Vice             Vice President,
                             President and              Assistant
                             Assistant Treasurer        Treasurer and Director,
                                                        VESC

Jan van Eck                  Director                   Director and Executive
                                                        Vice President, VESC

Derek M. van Eck             Director and Executive     Director and Executive
                             Vice President;            Vice President, VESC;
                             Director, Global           President Global Hard
                             Investments                Assets Series of the Van
                                                        Eck Funds and Worldwide
                                                        Hard Assets Series of
                                                        WWIT; Vice President,
                                                        Global Balanced Series
                                                        of VEF.

Bruce J. Smith               Vice President,            Vice President,
                             Treasurer, Controller      Treasurer, Controller
                             and Chief Financial        and Chief Financial
                             Officer                    Officer, VESC; Vice
                                                        President, VEF and WWIT

Thaddeus M. Leszcynski       Vice President,            Vice President and
                             Secretary and General      Secretary, VEF and WWIT;
                             Counsel                    Vice President,
                                                        Secretary and General
                                                        Counsel, VESC.

Henry J. Bingham             Executive Managing         Executive Vice
                             Director                   President, VEF and
                                                        WWIT; Exeuctive Vice
                                                        President of VESC.

Lucille Palermo              Associate, Mining          President, International
                             Research                   Investors Gold and
                                                        Gold/Resources Series of
                                                        VEF.

Kevin Reid                   Director, Real Estate      President, Global Real
                             Research                   Estate Series of VEF and
                                                        Worldwide Real Estate
                                                        Series of WWIT; Vice
                                                        President, Global Hard
                                                        Assets Series of VEF and
                                                        Worldwide Hard Assets
                                                        Series of WWIT.

Charles Cameron              Director, Trading          Vice President, VEF and
                                                        WWIT.

Item 29.  Principal Underwriters.

     (a) PIMCO Funds Distributors LLC (the "Distributor") serves as Distributor of shares for the Registrant and also of PIMCO Funds: Pacific Investment Management Series. The Distributor is a wholly owned subsidiary of PIMCO Advisors L.P., the Registrant's Adviser.

     (b)

                             Positions and              Positions
Name and Principal           Offices with               and Offices
Business Address*            Underwriter                with Registrant


Jeffrey L. Booth             Vice President             Vice President, PIMCO
                                                        Funds Advertising
                                                        Agency, Inc.

James D. Bosch               Regional Vice President    None

Deborah P. Brennan           Vice President             None

Timothy R. Clark             Senior Vice President      None

Jonathan P. Fessel           Vice President             None

Robert M. Fitzgerald         Chief Financial Officer    None
                             and Treasurer

Michael J. Gallagher         Vice President             None

David S. Goldsmith           Vice President             None

Ronald H. Gray               Vice President             None

John B. Hussey               Vice President             None

Edward W. Janeczek           Senior Vice President      None

Stephen R. Jobe              Vice President             Vice President, PIMCO
                                                        Funds Advertising
                                                        Agency, Inc.

Jonathan C. Jones            Vice President             None

Raymond Lazcano              Vice President             None

William E. Lynch             Senior Vice President      None

Jacqueline A. McCarthy       Vice President             None

Andrew J. Meyers             Executive Vice President   Executive Vice
                                                        President, PIMCO Funds
                                                        Advertising Agency,
                                                        Inc.

Fiora N. Moyer               Regional Vice President    None

Philip J. Neugebauer         Vice President             Vice President, PIMCO
                                                        Funds Advertising
                                                        Agency.

Vinh T. Nguyen               Vice President, Controller None

Joffrey H. Pearlman          Regional Vice President    None

Glynne P. Pisapia            Regional Vice President    None

Matthew M. Russell           Vice President             None

Newton B. Schott, Jr.        Executive Vice President,  Vice President and
                             Chief Administrative       Secretary
                             Officer/Legal Officer and
                             Secretary

Robert M. Smith              Vice President             None

Ellen Z. Spear               Vice President             Vice President, PIMCO
                                                        Funds Advertising
                                                        Agency, Inc.

David P. Stone               Regional Vice President    None

Daniel W. Sullivan           Vice President             None

William H. Thomas, Jr.       Regional Vice President    None

Stephen J. Treadway          Chairman, President and    Executive Vice
                             Chief Executive Officer    President, PIMCO
                                                        Advisors L.P. and
                                                        Trustee.

Paul H. Troyer               Senior Vice President      None

Brian F. Trumbore            Executive Vice President   None

Richard M. Weil              Assistant Secretary        None

Glen A. Zimmerman            Vice President             None

-----------------
     Principal business address for all individuals listed is 2187 Atlantic Street, Stamford, CT 06902.

     (c) The Registrant has no principal underwriter that is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 30.  Location of Accounts and Records.

     The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Investors Fiduciary Trust Company, 21 West 10th Street, Kansas City, Missouri 64105, and Shareholder Services, Inc., P.O. Box 5866, Denver, CO 80217.

Item 31.  Management Services.

          Not Applicable.

Item 32.  Undertakings.

     (a)  Not Applicable.

     (b)  Not applicable.

     (c) Registrant, if requested to do so by the holders of at least 10% of the Registrants's outstanding shares, will call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees, and will assist communications among shareholders as set forth within Section 16(c) of the 1940 Act.

     (d) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report(s) to shareholders, upon request and without charge.

                                    NOTICE
                                    ------

     A copy of the Agreement and Declaration of Trust of PIMCO Funds: Multi-Manager Series (the "Trust"), together with all amendments thereto, is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.


                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 32 to this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Stamford, and the State of Connecticut on the 16th of April, 1998.

                              PIMCO FUNDS: MULTI-MANAGER SERIES

                              By: /s/ Stephen J. Treadway
                                  ------------------------------
                                  Stephen J. Treadway,
                                  President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 32 has been signed below by the following persons in the capacities and on the dates indicated.


Name                              Capacity                   Date
----                              --------                   ----

/s/ Stephen J. Treadway           Trustee and President      April 16, 1998
----------------------------
Stephen J. Treadway


John P. Hardaway*                 Treasurer and Principal
----------------------------      Financial and Accounting
John P. Hardaway                  Officer


William D. Cvengros*              Trustee
----------------------------
William D. Cvengros


Gary L. Light*                    Trustee
----------------------------
Gary L. Light


Joel Segall*                      Trustee
----------------------------
Joel Segall


Donald P. Carter*                 Trustee
----------------------------
Donald P. Carter


E. Philip Cannon*                 Trustee
----------------------------
E. Philip Cannon


Gary A. Childress*                Trustee
----------------------------
Gary A. Childress


Richard L. Nelson*                Trustee
----------------------------
Richard L. Nelson


Lyman W. Porter*                  Trustee
----------------------------
Lyman W. Porter


Alan Richards*                    Trustee
----------------------------
Alan Richards


W. Bryant Stooks*                 Trustee
----------------------------
W. Bryant Stooks


Gerald M. Thorne*                 Trustee
----------------------------
Gerald M. Thorne

                                  *By: /s/ Stephen J. Treadway
                                       ----------------------------
                                        Stephen J. Treadway,
                                        Attorney-In-Fact


                            Date: April 16, 1998

                                 EXHIBIT LIST
                                 ------------


Exhibit
-------
11(a).    Consent of Price Waterhouse LLP